UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	14.46%	17.86%	8.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. market nearly closed at an all-time high for the 12 months ending October 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index gained 17.27%, clawing back from an October sell-off fueled by fears of a new global economic slump. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® advanced 19.58%, while the small-cap Russell 2000® Index returned a relatively lackluster 8.06% amid growth and valuation worries. Health care (+30%) was the top sector in the S&P 500®, spurred partly by the pharmaceuticals, biotechnology & life sciences industry. Information technology (+26%) also outperformed. Conversely, energy (+4%) lagged the index, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. shale-drilling supply boom. Industrials (+15%) and consumer discretionary (+9%) - sectors that tend to rise and fall with economic expectations - also trailed the broader market. Volatility was tame for much of the period but spiked to a three-year high in October amid growth concerns, Ebola fears and continued unrest in Syria, Iraq and Ukraine. Stocks finished the period strongly, however, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from Matthew Friedman, Co-Portfolio Manager of Fidelity Advisor® Value Fund: For the year, the fund's Institutional Class shares advanced 14.46%, underperforming the 16.18% gain of the Russell Midcap® Value Index. It was a tough environment for our bottom-up strategy, and certain stock-specific choices in various sectors and industries didn't pan out this period, leading the fund to underperform. The biggest relative detractor this period was Micron Technology, a global manufacturer and marketer of semiconductor devices. We chose to avoid this big index component because we thought the improved industry structure was already reflected in the stock's valuation. Unfortunately for us, the stock rose 87% for the year. Consecutive quarters of solid sales and better-than-expected financial results appealed to investors, who were more focused on the company's profitability than its quality. Conversely, an overweighting in Broadcom, a provider of semiconductor solutions for wired and wireless communications, was the fund's biggest contributor. The stock moved sharply higher in early June after the company announced it was evaluating plans for its cellular baseband business, including a potential sale or shutdown of the division. In October, the stock benefited from the firm's announcement of better-than-expected third-quarter financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.25%
Actual		$ 1,000.00	$ 1,052.40	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.50%
Actual		$ 1,000.00	$ 1,051.40	$ 7.76
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 1,048.30	$ 10.33
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	2.00%
Actual		$ 1,000.00	$ 1,048.50	$ 10.33
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class	.96%
Actual		$ 1,000.00	$ 1,053.90	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.6	1.8
Edison International	1.5	1.7
AECOM Technology Corp.	1.4	0.9
PPL Corp.	1.3	0.0
NiSource, Inc.	1.3	1.3
Broadcom Corp. Class A	1.2	0.9
Berkshire Hathaway, Inc. Class B	1.0	1.1
Whirlpool Corp.	1.0	0.0
Invesco Ltd.	0.9	0.8
Jazz Pharmaceuticals PLC	0.9	0.2
	12.1
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.8	28.2
Information Technology	12.6	11.8
Consumer Discretionary	12.0	11.8
Industrials	10.0	9.5
Utilities	9.8	10.0
Asset Allocation (% of fund's net assets)
As of October 31, 2014*		As of April 30, 2014**
	Stocks and Equity Futures 97.3%		Stocks and Equity Futures 97.0%
	Other Investments 0.2%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.5%		Short-Term Investments and Net Other Assets (Liabilities) 2.8%
* Foreign investments	18.8%	** Foreign investments	17.9%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
CONSUMER DISCRETIONARY - 12.0%
Auto Components - 1.5%
Delphi Automotive PLC	4,213	$ 290,613
Tenneco, Inc. (a)	3,100	162,316
The Goodyear Tire & Rubber Co.	24,061	582,998
Visteon Corp. (a)	3,373	316,725
		1,352,652
Automobiles - 0.2%
Harley-Davidson, Inc.	3,200	210,240
Diversified Consumer Services - 1.5%
H&R Block, Inc.	7,812	252,406
Houghton Mifflin Harcourt Co.	35,847	717,298
Kroton Educacional SA	30,392	216,604
Service Corp. International	7,428	162,450
		1,348,758
Household Durables - 2.3%
Helen of Troy Ltd. (a)	3,075	190,189
Jarden Corp. (a)	7,829	509,590
KB Home (e)	36,434	573,471
Whirlpool Corp.	5,310	913,586
		2,186,836
Leisure Products - 0.2%
Brunswick Corp.	4,893	228,992
Media - 2.7%
CBS Corp. Class B	4,046	219,374
Lamar Advertising Co. Class A	8,646	446,566
Liberty Media Corp. Class C (a)	12,056	577,844
Live Nation Entertainment, Inc. (a)	26,923	699,998
Omnicom Group, Inc.	4,300	308,998
Sinclair Broadcast Group, Inc. Class A (e)	7,730	224,557
		2,477,337
Multiline Retail - 0.7%
Dillard's, Inc. Class A	1,826	193,118
Kohl's Corp.	8,375	454,093
		647,211
Specialty Retail - 2.2%
Advance Auto Parts, Inc.	1,992	292,744
AutoZone, Inc. (a)	526	291,152
Chico's FAS, Inc.	32,323	487,431
Office Depot, Inc. (a)	47,838	249,714
Rent-A-Center, Inc.	7,730	239,398
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Staples, Inc.	14,828	$ 188,019
The Men's Wearhouse, Inc.	5,686	267,413
		2,015,871
Textiles, Apparel & Luxury Goods - 0.7%
Fossil Group, Inc. (a)	2,826	287,291
Gildan Activewear, Inc.	3,700	220,414
Iconix Brand Group, Inc. (a)	4,600	184,046
		691,751
TOTAL CONSUMER DISCRETIONARY		11,159,648
CONSUMER STAPLES - 3.7%
Beverages - 0.6%
C&C Group PLC	30,381	135,308
Cott Corp.	22,646	137,236
Molson Coors Brewing Co. Class B	3,520	261,818
		534,362
Food & Staples Retailing - 0.2%
Safeway, Inc.	5,326	185,664
Food Products - 2.2%
Bunge Ltd.	9,230	818,240
Dean Foods Co. (e)	31,182	458,687
Greencore Group PLC	40,182	168,668
Ingredion, Inc.	2,763	213,442
The J.M. Smucker Co.	3,840	399,360
		2,058,397
Household Products - 0.1%
Svenska Cellulosa AB (SCA) (B Shares)	6,400	143,096
Personal Products - 0.4%
Coty, Inc. Class A	21,254	352,816
Tobacco - 0.2%
Japan Tobacco, Inc.	4,300	146,712
TOTAL CONSUMER STAPLES		3,421,047
ENERGY - 5.7%
Energy Equipment & Services - 1.3%
BW Offshore Ltd.	82,345	100,963
Cameron International Corp. (a)	3,497	208,246
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	7,769	$ 428,383
National Oilwell Varco, Inc.	3,271	237,605
Odfjell Drilling A/S	27,718	81,778
Rowan Companies PLC	6,313	153,217
		1,210,192
Oil, Gas & Consumable Fuels - 4.4%
Anadarko Petroleum Corp.	2,600	238,628
BPZ Energy, Inc. (a)	68,450	84,878
Energen Corp.	5,752	389,410
Energy XXI (Bermuda) Ltd.	18,400	141,496
Imperial Oil Ltd.	4,000	192,467
Kinder Morgan Holding Co. LLC	5,300	205,110
Marathon Petroleum Corp.	5,057	459,681
Markwest Energy Partners LP	2,200	154,110
Newfield Exploration Co. (a)	8,887	289,805
Noble Energy, Inc.	3,028	174,504
Northern Oil & Gas, Inc. (a)	12,009	135,702
Ophir Energy PLC (a)	32,500	96,338
Scorpio Tankers, Inc.	12,555	109,605
Stone Energy Corp. (a)	14,090	345,205
Tesoro Corp.	6,608	471,877
Ultra Petroleum Corp. (a)(e)	6,266	142,865
Whiting Petroleum Corp. (a)	7,548	462,240
		4,093,921
TOTAL ENERGY		5,304,113
FINANCIALS - 28.5%
Banks - 5.3%
Bank of Ireland (a)	212,097	83,857
Barclays PLC sponsored ADR	15,018	231,277
CIT Group, Inc.	11,744	574,634
Citigroup, Inc.	6,212	332,528
EFG Eurobank Ergasias SA (a)	290,300	100,770
First Citizen Bancshares, Inc.	2,737	687,562
Investors Bancorp, Inc.	22,300	239,725
JPMorgan Chase & Co.	8,969	542,445
M&T Bank Corp.	2,679	327,320
PNC Financial Services Group, Inc.	5,041	435,492
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
Prosperity Bancshares, Inc.	4,100	$ 247,599
TSB Banking Group PLC	24,500	105,899
U.S. Bancorp	17,519	746,309
Wells Fargo & Co.	5,649	299,905
		4,955,322
Capital Markets - 4.4%
American Capital Ltd. (a)	6,900	102,327
Ameriprise Financial, Inc.	3,772	475,913
Apollo Global Management LLC Class A	8,518	193,785
Ares Capital Corp.	16,957	271,142
Artisan Partners Asset Management, Inc.	3,000	145,440
Carlyle Group LP	8,860	245,954
E*TRADE Financial Corp. (a)	16,759	373,726
Fortress Investment Group LLC	29,972	225,389
Invesco Ltd.	21,970	889,126
Julius Baer Group Ltd.	2,630	115,024
KKR & Co. LP	16,212	349,531
NorthStar Asset Management Group, Inc.	10,605	192,163
The Blackstone Group LP	10,414	313,670
UBS AG	13,828	240,443
		4,133,633
Consumer Finance - 2.0%
Capital One Financial Corp.	8,986	743,771
Navient Corp.	33,807	668,702
SLM Corp.	9,080	86,714
Springleaf Holdings, Inc.	8,790	328,922
		1,828,109
Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc. Class B (a)	6,708	940,193
The NASDAQ OMX Group, Inc.	5,622	243,208
		1,183,401
Insurance - 6.9%
ACE Ltd.	4,300	469,990
AFLAC, Inc.	4,768	284,793
Allied World Assurance Co.	7,021	266,798
Allstate Corp.	5,558	360,436
AMBAC Financial Group, Inc. (a)	20,101	459,911
Brown & Brown, Inc.	9,700	309,042
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,220	557,397
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
FNF Group	15,157	$ 452,285
FNFV Group (a)	1,399	18,803
Genworth Financial, Inc. Class A (a)	9,633	134,766
Greenlight Capital Re, Ltd. (a)	5,127	166,371
Hilltop Holdings, Inc. (a)	9,574	210,915
Intact Financial Corp.	4,134	277,189
Old Republic International Corp.	20,111	297,039
ProAssurance Corp.	4,943	231,234
Progressive Corp.	4,170	110,130
Prudential PLC	13,586	314,598
Reinsurance Group of America, Inc.	5,447	458,910
StanCorp Financial Group, Inc.	3,868	269,058
Third Point Reinsurance Ltd. (a)	7,708	117,932
Torchmark Corp.	6,998	370,614
Validus Holdings Ltd.	8,346	332,004
		6,470,215
Real Estate Investment Trusts - 6.4%
Alexandria Real Estate Equities, Inc.	4,631	384,373
American Capital Agency Corp.	20,736	471,537
American Realty Capital Properties, Inc.	2,500	22,175
American Tower Corp.	5,236	510,510
Brandywine Realty Trust (SBI)	11,300	174,359
Digital Realty Trust, Inc.	5,558	383,446
Equity Lifestyle Properties, Inc.	13,752	675,223
Eurobank Properties Real Estate Investment Co.	50,742	548,123
Extra Space Storage, Inc.	7,991	464,757
General Growth Properties, Inc.	4,289	111,128
Iron Mountain, Inc.	9,393	338,806
iStar Financial, Inc. (a)(e)	14,465	205,258
MFA Financial, Inc.	22,010	184,444
NorthStar Realty Finance Corp.	19,705	366,119
Piedmont Office Realty Trust, Inc. Class A	17,622	342,748
Sun Communities, Inc.	4,813	279,010
Washington Prime Group, Inc.	28,000	493,640
		5,955,656
Real Estate Management & Development - 1.7%
Brookfield Asset Management, Inc. Class A	2,500	122,377
Forest City Enterprises, Inc. Class A (a)	26,845	560,792
Kennedy Wilson Europe Real Estate PLC	12,391	206,148
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Kennedy-Wilson Holdings, Inc. (a)	20,786	$ 563,093
Realogy Holdings Corp. (a)	3,000	123,030
		1,575,440
Thrifts & Mortgage Finance - 0.5%
Ocwen Financial Corp. (a)	7,024	165,485
TFS Financial Corp.	17,100	255,474
		420,959
TOTAL FINANCIALS		26,522,735
HEALTH CARE - 8.0%
Biotechnology - 0.8%
Aegerion Pharmaceuticals, Inc. (a)(e)	2,272	45,872
Amgen, Inc.	1,287	208,726
Cubist Pharmaceuticals, Inc. (a)	3,289	237,762
United Therapeutics Corp. (a)	2,356	308,565
		800,925
Health Care Equipment & Supplies - 1.2%
Boston Scientific Corp. (a)	29,162	387,271
Covidien PLC	3,592	332,044
DENTSPLY International, Inc.	3,556	180,538
The Cooper Companies, Inc.	200	32,780
Zimmer Holdings, Inc.	1,800	200,232
		1,132,865
Health Care Providers & Services - 2.5%
Accretive Health, Inc. (a)	10,427	75,074
Cardinal Health, Inc.	7,888	619,050
Catamaran Corp. (United States) (a)	1,473	70,218
Community Health Systems, Inc. (a)	10,448	574,327
HCA Holdings, Inc. (a)	8,034	562,782
Humana, Inc.	2,500	347,125
Omnicare, Inc.	1,500	99,885
		2,348,461
Health Care Technology - 0.3%
CompuGroup Medical AG	11,205	256,960
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	6,845	378,392
Pharmaceuticals - 2.8%
Actavis PLC (a)	1,476	358,284
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Cardiome Pharma Corp. (a)	11,071	$ 87,682
Impax Laboratories, Inc. (a)	8,228	238,365
Jazz Pharmaceuticals PLC (a)	5,033	849,772
Perrigo Co. PLC	1,400	226,030
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,683	264,449
The Medicines Company (a)	13,276	336,148
Theravance, Inc.	14,170	227,003
		2,587,733
TOTAL HEALTH CARE		7,505,336
INDUSTRIALS - 10.0%
Aerospace & Defense - 1.9%
Alliant Techsystems, Inc.	1,600	187,136
Curtiss-Wright Corp.	8,875	614,239
Finmeccanica SpA (a)	17,632	158,867
GenCorp, Inc. (non-vtg.) (a)	4,300	72,928
L-3 Communications Holdings, Inc.	2,000	242,920
Textron, Inc.	8,297	344,574
Triumph Group, Inc.	2,683	186,817
		1,807,481
Air Freight & Logistics - 0.7%
FedEx Corp.	1,494	250,096
Hub Group, Inc. Class A (a)	6,300	228,627
UTi Worldwide, Inc. (a)	15,629	170,825
		649,548
Airlines - 0.3%
JetBlue Airways Corp. (a)(e)	23,811	274,779
Building Products - 0.2%
Allegion PLC	4,400	233,596
Commercial Services & Supplies - 1.2%
ADT Corp. (e)	9,749	349,404
Progressive Waste Solution Ltd. (Canada)	11,738	342,855
Regus PLC	47,400	149,604
West Corp.	7,558	241,856
		1,083,719
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 1.8%
AECOM Technology Corp. (a)	39,882	$ 1,298,149
Jacobs Engineering Group, Inc. (a)	7,200	341,640
		1,639,789
Electrical Equipment - 1.0%
Babcock & Wilcox Co.	7,561	216,245
Generac Holdings, Inc. (a)	4,300	194,962
OSRAM Licht AG (a)	5,651	198,000
Regal-Beloit Corp.	4,000	283,880
		893,087
Machinery - 1.1%
Allison Transmission Holdings, Inc.	5,702	185,201
Deere & Co.	2,544	217,614
Manitowoc Co., Inc.	9,513	198,251
TriMas Corp. (a)	5,000	158,300
Valmet Corp.	400	4,226
Valmont Industries, Inc.	1,892	257,634
		1,021,226
Marine - 0.1%
Ultrapetrol (Bahamas) Ltd. (a)	37,800	113,778
Professional Services - 0.4%
Dun & Bradstreet Corp.	2,792	342,886
Road & Rail - 0.3%
CSX Corp.	4,981	177,473
TransForce, Inc.	5,464	133,612
		311,085
Trading Companies & Distributors - 1.0%
AerCap Holdings NV (a)	12,170	527,448
Noble Group Ltd.	192,000	178,725
WESCO International, Inc. (a)	2,706	223,001
		929,174
TOTAL INDUSTRIALS		9,300,148
INFORMATION TECHNOLOGY - 12.6%
Communications Equipment - 1.0%
Juniper Networks, Inc.	17,856	376,226
Plantronics, Inc.	4,475	232,118
QUALCOMM, Inc.	3,805	298,731
		907,075
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.5%
Ingram Micro, Inc. Class A (a)	11,503	$ 308,741
Jabil Circuit, Inc.	13,495	282,720
Knowles Corp. (a)	12,500	243,250
TE Connectivity Ltd.	4,765	291,284
TTM Technologies, Inc. (a)	33,081	228,590
		1,354,585
IT Services - 3.1%
Amdocs Ltd.	6,018	286,096
CGI Group, Inc. Class A (sub. vtg.) (a)	6,831	234,498
Computer Sciences Corp.	5,674	342,710
Global Payments, Inc.	4,041	325,301
Leidos Holdings, Inc.	4,400	160,908
Quindell PLC	30,699	65,806
Sapient Corp. (a)	23,600	408,752
Total System Services, Inc.	23,724	801,634
Unisys Corp. (a)	10,785	276,527
		2,902,232
Semiconductors & Semiconductor Equipment - 2.2%
Broadcom Corp. Class A	27,532	1,153,040
Freescale Semiconductor, Inc. (a)	32,773	651,855
MagnaChip Semiconductor Corp. (a)	8,100	90,153
PMC-Sierra, Inc. (a)	22,973	178,960
		2,074,008
Software - 3.3%
Activision Blizzard, Inc.	13,872	276,746
Cadence Design Systems, Inc. (a)	16,800	301,560
Comverse, Inc. (a)	10,763	234,633
Constellation Software, Inc.	809	227,902
Interactive Intelligence Group, Inc. (a)	4,200	202,692
King Digital Entertainment PLC (e)	6,600	75,240
MicroStrategy, Inc. Class A (a)	858	138,035
Oracle Corp.	16,689	651,705
Rovi Corp. (a)	9,200	192,096
Symantec Corp.	21,035	522,089
Synopsys, Inc. (a)	6,900	282,762
		3,105,460
Technology Hardware, Storage & Peripherals - 1.5%
EMC Corp.	9,166	263,339
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
NCR Corp. (a)	20,003	$ 553,483
Samsung Electronics Co. Ltd.	535	619,427
		1,436,249
TOTAL INFORMATION TECHNOLOGY		11,779,609
MATERIALS - 6.5%
Chemicals - 4.1%
Agrium, Inc.	6,062	593,103
Airgas, Inc.	2,043	227,876
Ashland, Inc.	2,586	279,469
Axiall Corp.	5,506	221,892
Cabot Corp.	4,250	197,328
Celanese Corp. Class A	5,736	336,875
CF Industries Holdings, Inc.	1,400	364,000
Cytec Industries, Inc.	5,796	270,267
Eastman Chemical Co.	3,624	292,747
LyondellBasell Industries NV Class A	1,920	175,930
Methanex Corp.	11,154	662,876
Tronox Ltd. Class A	7,600	183,768
		3,806,131
Containers & Packaging - 1.0%
Rock-Tenn Co. Class A	12,580	643,467
Sonoco Products Co.	6,711	274,279
		917,746
Metals & Mining - 1.4%
Compass Minerals International, Inc.	2,800	239,904
Constellium NV (a)	5,624	113,886
Freeport-McMoRan, Inc.	9,730	277,305
Gem Diamonds Ltd. (a)	11,399	28,310
Royal Gold, Inc.	1,595	91,154
Steel Dynamics, Inc.	12,900	296,829
SunCoke Energy, Inc.	12,176	291,006
		1,338,394
TOTAL MATERIALS		6,062,271
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
CenturyLink, Inc.	627	$ 26,008
Frontier Communications Corp. (e)	13,280	86,851
		112,859
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	602	17,572
TOTAL TELECOMMUNICATION SERVICES		130,431
UTILITIES - 9.8%
Electric Utilities - 4.8%
Edison International	22,407	1,402,230
Exelon Corp.	10,299	376,840
ITC Holdings Corp.	21,228	840,841
NextEra Energy, Inc.	6,586	660,049
PPL Corp.	35,063	1,226,854
		4,506,814
Gas Utilities - 1.3%
Atmos Energy Corp.	6,826	361,778
National Fuel Gas Co.	11,888	823,006
		1,184,784
Independent Power and Renewable Electricity Producers - 0.1%
NextEra Energy Partners LP	2,000	73,120
Independent Power Producers & Energy Traders - 0.4%
Dynegy, Inc. (a)	11,115	339,008
Multi-Utilities - 3.2%
DTE Energy Co.	3,158	259,461
NiSource, Inc.	28,709	1,207,501
Sempra Energy	13,942	1,533,619
		3,000,581
TOTAL UTILITIES		9,104,307
TOTAL COMMON STOCKS (Cost $80,096,795)		90,289,645
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA sponsored ADR (Cost $164,643)	9,317	$ 137,519
U.S. Treasury Obligations - 0.2%
		Principal Amount (d)
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.01% 11/20/14 to 1/2/15 (h) (Cost $169,997)		$ 170,000	169,998
Preferred Securities - 0.2%

FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $153,576)	EUR	100,000	141,639
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	2,958,966	2,958,966
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,135,575	1,135,575
TOTAL MONEY MARKET FUNDS (Cost $4,094,541)		4,094,541
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $84,679,552)		94,833,342
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(1,697,455)
NET ASSETS - 100%		$ 93,135,887
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2 CME E-mini S&P Midcap 400 Index Contracts (United States)	Dec. 2014	$ 283,080	$ (688)

The face value of futures purchased as a percentage of net assets is 0.3%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $141,639 or 0.2% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $30,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,157
Fidelity Securities Lending Cash Central Fund	10,960
Total	$ 14,117
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 11,159,648	$ 11,159,648	$ -	$ -
Consumer Staples	3,421,047	3,274,335	146,712	-
Energy	5,304,113	5,304,113	-	-
Financials	26,660,254	26,021,356	638,898	-
Health Care	7,505,336	7,505,336	-	-
Industrials	9,300,148	9,121,423	178,725	-
Information Technology	11,779,609	11,779,609	-	-
Materials	6,062,271	6,062,271	-	-
Telecommunication Services	130,431	130,431	-	-
Utilities	9,104,307	9,104,307	-	-
U.S. Government and Government Agency Obligations	169,998	-	169,998	-
Preferred Securities	141,639	-	141,639	-
Money Market Funds	4,094,541	4,094,541	-	-
Total Investments in Securities:	$ 94,833,342	$ 93,557,370	$ 1,275,972	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (688)	$ (688)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (688)
Total Value of Derivatives	$ -	$ (688)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	81.2%
Canada	4.2%
Bermuda	3.7%
Ireland	2.8%
Switzerland	1.5%
United Kingdom	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,117,149) - See accompanying schedule: Unaffiliated issuers (cost $80,585,011)	$ 90,738,801
Fidelity Central Funds (cost $4,094,541)	4,094,541
Total Investments (cost $84,679,552)		$ 94,833,342
Receivable for investments sold		633,582
Receivable for fund shares sold		58,030
Dividends receivable		81,964
Distributions receivable from Fidelity Central Funds		1,609
Receivable for daily variation margin for derivative instruments		2,518
Prepaid expenses		285
Receivable from investment adviser for expense reductions		5,575
Other receivables		1,604
Total assets		95,618,509

Liabilities
Payable to custodian bank	$ 238,660
Payable for investments purchased	823,773
Payable for fund shares redeemed	127,513
Accrued management fee	42,565
Distribution and service plan fees payable	32,076
Other affiliated payables	20,491
Other payables and accrued expenses	61,969
Collateral on securities loaned, at value	1,135,575
Total liabilities		2,482,622

Net Assets		$ 93,135,887
Net Assets consist of:
Paid in capital		$ 93,062,105
Undistributed net investment income		65,041
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,143,638)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,152,379
Net Assets		$ 93,135,887

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($45,759,335 ÷ 2,129,867 shares)	$ 21.48

Maximum offering price per share (100/94.25 of $21.48)	$ 22.79
Class T: Net Asset Value and redemption price per share ($18,557,578 ÷ 872,671 shares)	$ 21.27

Maximum offering price per share (100/96.50 of $21.27)	$ 22.04
Class B: Net Asset Value and offering price per share ($1,417,411 ÷ 68,792 shares)A	$ 20.60

Class C: Net Asset Value and offering price per share ($17,390,177 ÷ 846,645 shares)A	$ 20.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,011,386 ÷ 461,267 shares)	$ 21.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 1,429,351
Interest		661
Income from Fidelity Central Funds		14,117
Total income		1,444,129

Expenses
Management fee Basic fee	$ 477,097
Performance adjustment	(17,834)
Transfer agent fees	204,431
Distribution and service plan fees	383,942
Accounting and security lending fees	33,868
Custodian fees and expenses	77,543
Independent trustees' compensation	351
Registration fees	70,132
Audit	60,750
Legal	299
Miscellaneous	844
Total expenses before reductions	1,291,423
Expense reductions	(44,209)	1,247,214
Net investment income (loss)		196,915
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,235,314
Foreign currency transactions	(2,546)
Futures contracts	(75,121)
Total net realized gain (loss)		13,157,647
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,457,686)
Assets and liabilities in foreign currencies	(747)
Futures contracts	(24,736)
Total change in net unrealized appreciation (depreciation)		(2,483,169)
Net gain (loss)		10,674,478
Net increase (decrease) in net assets resulting from operations		$ 10,871,393

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 196,915	$ 337,465
Net realized gain (loss)	13,157,647	7,180,472
Change in net unrealized appreciation (depreciation)	(2,483,169)	12,345,975
Net increase (decrease) in net assets resulting from operations	10,871,393	19,863,912
Distributions to shareholders from net investment income	(112,252)	(345,665)
Distributions to shareholders from net realized gain	(142,925)	-
Total distributions	(255,177)	(345,665)
Share transactions - net increase (decrease)	3,929,186	2,685,061
Total increase (decrease) in net assets	14,545,402	22,203,308

Net Assets
Beginning of period	78,590,485	56,387,177
End of period (including undistributed net investment income of $65,041 and undistributed net investment income of $61,673, respectively)	$ 93,135,887	$ 78,590,485

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.90	$ 14.08	$ 12.25	$ 12.12	$ 9.81
Income from Investment Operations
Net investment income (loss) C	.09	.11	.07	.03	.06 F
Net realized and unrealized gain (loss)	2.58	4.82	1.79	.17	2.29
Total from investment operations	2.67	4.93	1.86	.20	2.35
Distributions from net investment income	(.04)	(.11)	(.03)	(.06)	(.03)
Distributions from net realized gain	(.04)	-	-	(.01)	(.01)
Total distributions	(.09) H	(.11)	(.03)	(.07)	(.04)
Net asset value, end of period	$ 21.48	$ 18.90	$ 14.08	$ 12.25	$ 12.12
Total Return A, B	14.15%	35.30%	15.22%	1.65%	23.99%
Ratios to Average Net Assets D, G
Expenses before reductions	1.29%	1.31%	1.35%	1.29%	1.33%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.23%	1.25%	1.24%	1.24%
Net investment income (loss)	.42%	.69%	.51%	.21%	.51% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,759	$ 38,397	$ 27,817	$ 29,635	$ 37,972
Portfolio turnover rate E	78%	103%	77%	96%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.044 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.72	$ 13.95	$ 12.15	$ 12.03	$ 9.74
Income from Investment Operations
Net investment income (loss) C	.03	.07	.03	(.01)	.03 F
Net realized and unrealized gain (loss)	2.56	4.78	1.80	.17	2.27
Total from investment operations	2.59	4.85	1.83	.16	2.30
Distributions from net investment income	-	(.08)	(.03)	(.04)	(.01)
Distributions from net realized gain	(.04)	-	-	(.01)	(.01)
Total distributions	(.04)	(.08)	(.03)	(.04) I	(.01) H
Net asset value, end of period	$ 21.27	$ 18.72	$ 13.95	$ 12.15	$ 12.03
Total Return A, B	13.88%	34.94%	15.05%	1.35%	23.66%
Ratios to Average Net Assets D, G
Expenses before reductions	1.57%	1.58%	1.61%	1.56%	1.59%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.48%	1.50%	1.49%	1.49%
Net investment income (loss)	.17%	.44%	.26%	(.04)%	.26% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,558	$ 17,319	$ 12,727	$ 12,866	$ 17,908
Portfolio turnover rate E	78%	103%	77%	96%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.18	$ 13.54	$ 11.85	$ 11.75	$ 9.54
Income from Investment Operations
Net investment income (loss) C	(.07)	(.01)	(.03)	(.07)	(.03) F
Net realized and unrealized gain (loss)	2.49	4.65	1.74	.17	2.24
Total from investment operations	2.42	4.64	1.71	.10	2.21
Distributions from net investment income	-	-	(.02)	-	-
Net asset value, end of period	$ 20.60	$ 18.18	$ 13.54	$ 11.85	$ 11.75
Total Return A, B	13.31%	34.27%	14.41%	.85%	23.17%
Ratios to Average Net Assets D, G
Expenses before reductions	2.13%	2.11%	2.13%	2.05%	2.08%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.98%	2.00%	1.99%	1.99%
Net investment income (loss)	(.33)%	(.06)%	(.24)%	(.54)%	(.24)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,417	$ 2,116	$ 2,480	$ 3,482	$ 4,937
Portfolio turnover rate E	78%	103%	77%	96%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.13	$ 13.51	$ 11.83	$ 11.73	$ 9.53
Income from Investment Operations
Net investment income (loss) C	(.07)	(.01)	(.03)	(.07)	(.03) F
Net realized and unrealized gain (loss)	2.48	4.64	1.73	.17	2.23
Total from investment operations	2.41	4.63	1.70	.10	2.20
Distributions from net investment income	-	(.01)	(.02)	-	-
Net asset value, end of period	$ 20.54	$ 18.13	$ 13.51	$ 11.83	$ 11.73
Total Return A, B	13.29%	34.32%	14.36%	.85%	23.08%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.08%	2.10%	2.04%	2.08%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.98%	1.99%	1.99%	1.99%
Net investment income (loss)	(.33)%	(.06)%	(.24)%	(.54)%	(.24)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,390	$ 14,354	$ 9,283	$ 8,976	$ 9,497
Portfolio turnover rate E	78%	103%	77%	96%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 14.22	$ 12.34	$ 12.21	$ 9.88
Income from Investment Operations
Net investment income (loss) B	.14	.16	.10	.06	.09 E
Net realized and unrealized gain (loss)	2.60	4.86	1.81	.18	2.31
Total from investment operations	2.74	5.02	1.91	.24	2.40
Distributions from net investment income	(.09)	(.15)	(.03)	(.10)	(.06)
Distributions from net realized gain	(.04)	-	-	(.01)	(.01)
Total distributions	(.13)	(.15)	(.03)	(.11)	(.07)
Net asset value, end of period	$ 21.70	$ 19.09	$ 14.22	$ 12.34	$ 12.21
Total Return A	14.46%	35.65%	15.56%	1.93%	24.36%
Ratios to Average Net Assets C, F
Expenses before reductions	.97%	.96%	.99%	.97%	1.03%
Expenses net of fee waivers, if any	.97%	.96%	.99%	.97%	1.00%
Expenses net of all reductions	.97%	.94%	.99%	.96%	.99%
Net investment income (loss)	.69%	.98%	.76%	.49%	.76% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,011	$ 6,405	$ 4,080	$ 4,869	$ 5,894
Portfolio turnover rate D	78%	103%	77%	96%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,345,781
Gross unrealized depreciation	(3,439,414)
Net unrealized appreciation (depreciation) on securities	$ 9,906,367

Tax Cost	$ 84,926,975

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 65,041
Capital loss carryforward	$ (9,896,903)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,905,269

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (9,896,903)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 255,177	$ 345,665

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $(75,121) and a change in net unrealized appreciation (depreciation) of $(24,736) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $69,973,672 and $65,695,686, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 105,951	$ 1,752
Class T	.25%	.25%	91,376	247
Class B	.75%	.25%	18,043	13,716
Class C	.75%	.25%	168,572	29,286
			$ 383,942	$ 45,001

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,231
Class T	3,718
Class B*	1,208
Class C*	2,114
$ 21,271

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 96,564.23
Class T	46,937.26
Class B	5,460.30
Class C	43,003.25
Institutional Class	12,467.17
	$ 204,431

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,811 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,208.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $137 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,960, including $106 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$ 15,952
Class T	1.50%	12,616
Class B	2.00%	2,366
Class C	2.00%	10,070
		$ 41,004

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,180 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $25.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 83,047	$ 223,873
Class T	-	71,100
Class C	-	8,906
Institutional Class	29,205	41,786
Total	$ 112,252	$ 345,665
From net realized gain
Class A	$ 89,124	$ -
Class T	39,363	-
Institutional Class	14,438	-
Total	$ 142,925	$ -

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	645,072	661,325	$ 13,268,279	$ 11,066,745
Reinvestment of distributions	8,091	14,139	155,015	202,243
Shares redeemed	(554,574)	(619,275)	(11,319,595)	(10,353,339)
Net increase (decrease)	98,589	56,189	$ 2,103,699	$ 915,649
Class T
Shares sold	161,059	183,578	$ 3,267,392	$ 3,054,837
Reinvestment of distributions	2,020	4,868	38,408	69,164
Shares redeemed	(215,769)	(175,709)	(4,328,239)	(2,895,363)
Net increase (decrease)	(52,690)	12,737	$ (1,022,439)	$ 228,638
Class B
Shares sold	2,813	16,969	$ 54,581	$ 251,841
Shares redeemed	(50,387)	(83,730)	(990,350)	(1,299,094)
Net increase (decrease)	(47,574)	(66,761)	$ (935,769)	$ (1,047,253)
Class C
Shares sold	339,964	286,749	$ 6,682,150	$ 4,683,936
Reinvestment of distributions	-	588	-	8,189
Shares redeemed	(285,178)	(182,473)	(5,539,053)	(2,936,174)
Net increase (decrease)	54,786	104,864	$ 1,143,097	$ 1,755,951

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	305,064	121,561	$ 6,333,952	$ 2,027,800
Reinvestment of distributions	1,763	2,173	34,039	31,289
Shares redeemed	(181,045)	(75,216)	(3,727,393)	(1,227,013)
Net increase (decrease)	125,782	48,518	$ 2,640,598	$ 832,076

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/08/14	12/05/14	$0.112	$0.011

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in January 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked equal to its competitive median for 2013 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

FAVI-UANN-1214
1.809013.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	7.59%	16.15%	7.70%
Class T (incl. 3.50% sales charge)	9.89%	16.42%	7.68%
Class B (incl. contingent deferred sales charge)A	8.31%	16.46%	7.77%
Class C (incl. c ontingent deferred sales charge)B	12.29%	16.65%	7.53%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A on October 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. market nearly closed at an all-time high for the 12 months ending October 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index gained 17.27%, clawing back from an October sell-off fueled by fears of a new global economic slump. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® advanced 19.58%, while the small-cap Russell 2000® Index returned a relatively lackluster 8.06% amid growth and valuation worries. Health care (+30%) was the top sector in the S&P 500®, spurred partly by the pharmaceuticals, biotechnology & life sciences industry. Information technology (+26%) also outperformed. Conversely, energy (+4%) lagged the index, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. shale-drilling supply boom. Industrials (+15%) and consumer discretionary (+9%) - sectors that tend to rise and fall with economic expectations - also trailed the broader market. Volatility was tame for much of the period but spiked to a three-year high in October amid growth concerns, Ebola fears and continued unrest in Syria, Iraq and Ukraine. Stocks finished the period strongly, however, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from Matthew Friedman, Co-Portfolio Manager of Fidelity Advisor® Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares advanced 14.15%, 13.88%, 13.31% and 13.29%, respectively (excluding sales charges), underperforming the 16.18% gain of the Russell Midcap® Value Index. It was a tough environment for our bottom-up strategy, and certain stock-specific choices in various sectors and industries didn't pan out this period, leading the fund to underperform. The biggest relative detractor this period was Micron Technology, a global manufacturer and marketer of semiconductor devices. We chose to avoid this big index component because we thought the improved industry structure was already reflected in the stock's valuation. Unfortunately for us, the stock rose 87% for the year. Consecutive quarters of solid sales and better-than-expected financial results appealed to investors, who were more focused on the company's profitability than its quality. Conversely, an overweighting in Broadcom, a provider of semiconductor solutions for wired and wireless communications, was the fund's biggest contributor. The stock moved sharply higher in early June after the company announced it was evaluating plans for its cellular baseband business, including a potential sale or shutdown of the division. In October, the stock benefited from the firm's announcement of better-than-expected third-quarter financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.25%
Actual		$ 1,000.00	$ 1,052.40	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.50%
Actual		$ 1,000.00	$ 1,051.40	$ 7.76
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 1,048.30	$ 10.33
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	2.00%
Actual		$ 1,000.00	$ 1,048.50	$ 10.33
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class	.96%
Actual		$ 1,000.00	$ 1,053.90	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.6	1.8
Edison International	1.5	1.7
AECOM Technology Corp.	1.4	0.9
PPL Corp.	1.3	0.0
NiSource, Inc.	1.3	1.3
Broadcom Corp. Class A	1.2	0.9
Berkshire Hathaway, Inc. Class B	1.0	1.1
Whirlpool Corp.	1.0	0.0
Invesco Ltd.	0.9	0.8
Jazz Pharmaceuticals PLC	0.9	0.2
	12.1
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.8	28.2
Information Technology	12.6	11.8
Consumer Discretionary	12.0	11.8
Industrials	10.0	9.5
Utilities	9.8	10.0
Asset Allocation (% of fund's net assets)
As of October 31, 2014*		As of April 30, 2014**
	Stocks and Equity Futures 97.3%		Stocks and Equity Futures 97.0%
	Other Investments 0.2%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.5%		Short-Term Investments and Net Other Assets (Liabilities) 2.8%
* Foreign investments	18.8%	** Foreign investments	17.9%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
CONSUMER DISCRETIONARY - 12.0%
Auto Components - 1.5%
Delphi Automotive PLC	4,213	$ 290,613
Tenneco, Inc. (a)	3,100	162,316
The Goodyear Tire & Rubber Co.	24,061	582,998
Visteon Corp. (a)	3,373	316,725
		1,352,652
Automobiles - 0.2%
Harley-Davidson, Inc.	3,200	210,240
Diversified Consumer Services - 1.5%
H&R Block, Inc.	7,812	252,406
Houghton Mifflin Harcourt Co.	35,847	717,298
Kroton Educacional SA	30,392	216,604
Service Corp. International	7,428	162,450
		1,348,758
Household Durables - 2.3%
Helen of Troy Ltd. (a)	3,075	190,189
Jarden Corp. (a)	7,829	509,590
KB Home (e)	36,434	573,471
Whirlpool Corp.	5,310	913,586
		2,186,836
Leisure Products - 0.2%
Brunswick Corp.	4,893	228,992
Media - 2.7%
CBS Corp. Class B	4,046	219,374
Lamar Advertising Co. Class A	8,646	446,566
Liberty Media Corp. Class C (a)	12,056	577,844
Live Nation Entertainment, Inc. (a)	26,923	699,998
Omnicom Group, Inc.	4,300	308,998
Sinclair Broadcast Group, Inc. Class A (e)	7,730	224,557
		2,477,337
Multiline Retail - 0.7%
Dillard's, Inc. Class A	1,826	193,118
Kohl's Corp.	8,375	454,093
		647,211
Specialty Retail - 2.2%
Advance Auto Parts, Inc.	1,992	292,744
AutoZone, Inc. (a)	526	291,152
Chico's FAS, Inc.	32,323	487,431
Office Depot, Inc. (a)	47,838	249,714
Rent-A-Center, Inc.	7,730	239,398
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Staples, Inc.	14,828	$ 188,019
The Men's Wearhouse, Inc.	5,686	267,413
		2,015,871
Textiles, Apparel & Luxury Goods - 0.7%
Fossil Group, Inc. (a)	2,826	287,291
Gildan Activewear, Inc.	3,700	220,414
Iconix Brand Group, Inc. (a)	4,600	184,046
		691,751
TOTAL CONSUMER DISCRETIONARY		11,159,648
CONSUMER STAPLES - 3.7%
Beverages - 0.6%
C&C Group PLC	30,381	135,308
Cott Corp.	22,646	137,236
Molson Coors Brewing Co. Class B	3,520	261,818
		534,362
Food & Staples Retailing - 0.2%
Safeway, Inc.	5,326	185,664
Food Products - 2.2%
Bunge Ltd.	9,230	818,240
Dean Foods Co. (e)	31,182	458,687
Greencore Group PLC	40,182	168,668
Ingredion, Inc.	2,763	213,442
The J.M. Smucker Co.	3,840	399,360
		2,058,397
Household Products - 0.1%
Svenska Cellulosa AB (SCA) (B Shares)	6,400	143,096
Personal Products - 0.4%
Coty, Inc. Class A	21,254	352,816
Tobacco - 0.2%
Japan Tobacco, Inc.	4,300	146,712
TOTAL CONSUMER STAPLES		3,421,047
ENERGY - 5.7%
Energy Equipment & Services - 1.3%
BW Offshore Ltd.	82,345	100,963
Cameron International Corp. (a)	3,497	208,246
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	7,769	$ 428,383
National Oilwell Varco, Inc.	3,271	237,605
Odfjell Drilling A/S	27,718	81,778
Rowan Companies PLC	6,313	153,217
		1,210,192
Oil, Gas & Consumable Fuels - 4.4%
Anadarko Petroleum Corp.	2,600	238,628
BPZ Energy, Inc. (a)	68,450	84,878
Energen Corp.	5,752	389,410
Energy XXI (Bermuda) Ltd.	18,400	141,496
Imperial Oil Ltd.	4,000	192,467
Kinder Morgan Holding Co. LLC	5,300	205,110
Marathon Petroleum Corp.	5,057	459,681
Markwest Energy Partners LP	2,200	154,110
Newfield Exploration Co. (a)	8,887	289,805
Noble Energy, Inc.	3,028	174,504
Northern Oil & Gas, Inc. (a)	12,009	135,702
Ophir Energy PLC (a)	32,500	96,338
Scorpio Tankers, Inc.	12,555	109,605
Stone Energy Corp. (a)	14,090	345,205
Tesoro Corp.	6,608	471,877
Ultra Petroleum Corp. (a)(e)	6,266	142,865
Whiting Petroleum Corp. (a)	7,548	462,240
		4,093,921
TOTAL ENERGY		5,304,113
FINANCIALS - 28.5%
Banks - 5.3%
Bank of Ireland (a)	212,097	83,857
Barclays PLC sponsored ADR	15,018	231,277
CIT Group, Inc.	11,744	574,634
Citigroup, Inc.	6,212	332,528
EFG Eurobank Ergasias SA (a)	290,300	100,770
First Citizen Bancshares, Inc.	2,737	687,562
Investors Bancorp, Inc.	22,300	239,725
JPMorgan Chase & Co.	8,969	542,445
M&T Bank Corp.	2,679	327,320
PNC Financial Services Group, Inc.	5,041	435,492
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
Prosperity Bancshares, Inc.	4,100	$ 247,599
TSB Banking Group PLC	24,500	105,899
U.S. Bancorp	17,519	746,309
Wells Fargo & Co.	5,649	299,905
		4,955,322
Capital Markets - 4.4%
American Capital Ltd. (a)	6,900	102,327
Ameriprise Financial, Inc.	3,772	475,913
Apollo Global Management LLC Class A	8,518	193,785
Ares Capital Corp.	16,957	271,142
Artisan Partners Asset Management, Inc.	3,000	145,440
Carlyle Group LP	8,860	245,954
E*TRADE Financial Corp. (a)	16,759	373,726
Fortress Investment Group LLC	29,972	225,389
Invesco Ltd.	21,970	889,126
Julius Baer Group Ltd.	2,630	115,024
KKR & Co. LP	16,212	349,531
NorthStar Asset Management Group, Inc.	10,605	192,163
The Blackstone Group LP	10,414	313,670
UBS AG	13,828	240,443
		4,133,633
Consumer Finance - 2.0%
Capital One Financial Corp.	8,986	743,771
Navient Corp.	33,807	668,702
SLM Corp.	9,080	86,714
Springleaf Holdings, Inc.	8,790	328,922
		1,828,109
Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc. Class B (a)	6,708	940,193
The NASDAQ OMX Group, Inc.	5,622	243,208
		1,183,401
Insurance - 6.9%
ACE Ltd.	4,300	469,990
AFLAC, Inc.	4,768	284,793
Allied World Assurance Co.	7,021	266,798
Allstate Corp.	5,558	360,436
AMBAC Financial Group, Inc. (a)	20,101	459,911
Brown & Brown, Inc.	9,700	309,042
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,220	557,397
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
FNF Group	15,157	$ 452,285
FNFV Group (a)	1,399	18,803
Genworth Financial, Inc. Class A (a)	9,633	134,766
Greenlight Capital Re, Ltd. (a)	5,127	166,371
Hilltop Holdings, Inc. (a)	9,574	210,915
Intact Financial Corp.	4,134	277,189
Old Republic International Corp.	20,111	297,039
ProAssurance Corp.	4,943	231,234
Progressive Corp.	4,170	110,130
Prudential PLC	13,586	314,598
Reinsurance Group of America, Inc.	5,447	458,910
StanCorp Financial Group, Inc.	3,868	269,058
Third Point Reinsurance Ltd. (a)	7,708	117,932
Torchmark Corp.	6,998	370,614
Validus Holdings Ltd.	8,346	332,004
		6,470,215
Real Estate Investment Trusts - 6.4%
Alexandria Real Estate Equities, Inc.	4,631	384,373
American Capital Agency Corp.	20,736	471,537
American Realty Capital Properties, Inc.	2,500	22,175
American Tower Corp.	5,236	510,510
Brandywine Realty Trust (SBI)	11,300	174,359
Digital Realty Trust, Inc.	5,558	383,446
Equity Lifestyle Properties, Inc.	13,752	675,223
Eurobank Properties Real Estate Investment Co.	50,742	548,123
Extra Space Storage, Inc.	7,991	464,757
General Growth Properties, Inc.	4,289	111,128
Iron Mountain, Inc.	9,393	338,806
iStar Financial, Inc. (a)(e)	14,465	205,258
MFA Financial, Inc.	22,010	184,444
NorthStar Realty Finance Corp.	19,705	366,119
Piedmont Office Realty Trust, Inc. Class A	17,622	342,748
Sun Communities, Inc.	4,813	279,010
Washington Prime Group, Inc.	28,000	493,640
		5,955,656
Real Estate Management & Development - 1.7%
Brookfield Asset Management, Inc. Class A	2,500	122,377
Forest City Enterprises, Inc. Class A (a)	26,845	560,792
Kennedy Wilson Europe Real Estate PLC	12,391	206,148
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Kennedy-Wilson Holdings, Inc. (a)	20,786	$ 563,093
Realogy Holdings Corp. (a)	3,000	123,030
		1,575,440
Thrifts & Mortgage Finance - 0.5%
Ocwen Financial Corp. (a)	7,024	165,485
TFS Financial Corp.	17,100	255,474
		420,959
TOTAL FINANCIALS		26,522,735
HEALTH CARE - 8.0%
Biotechnology - 0.8%
Aegerion Pharmaceuticals, Inc. (a)(e)	2,272	45,872
Amgen, Inc.	1,287	208,726
Cubist Pharmaceuticals, Inc. (a)	3,289	237,762
United Therapeutics Corp. (a)	2,356	308,565
		800,925
Health Care Equipment & Supplies - 1.2%
Boston Scientific Corp. (a)	29,162	387,271
Covidien PLC	3,592	332,044
DENTSPLY International, Inc.	3,556	180,538
The Cooper Companies, Inc.	200	32,780
Zimmer Holdings, Inc.	1,800	200,232
		1,132,865
Health Care Providers & Services - 2.5%
Accretive Health, Inc. (a)	10,427	75,074
Cardinal Health, Inc.	7,888	619,050
Catamaran Corp. (United States) (a)	1,473	70,218
Community Health Systems, Inc. (a)	10,448	574,327
HCA Holdings, Inc. (a)	8,034	562,782
Humana, Inc.	2,500	347,125
Omnicare, Inc.	1,500	99,885
		2,348,461
Health Care Technology - 0.3%
CompuGroup Medical AG	11,205	256,960
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	6,845	378,392
Pharmaceuticals - 2.8%
Actavis PLC (a)	1,476	358,284
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Cardiome Pharma Corp. (a)	11,071	$ 87,682
Impax Laboratories, Inc. (a)	8,228	238,365
Jazz Pharmaceuticals PLC (a)	5,033	849,772
Perrigo Co. PLC	1,400	226,030
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,683	264,449
The Medicines Company (a)	13,276	336,148
Theravance, Inc.	14,170	227,003
		2,587,733
TOTAL HEALTH CARE		7,505,336
INDUSTRIALS - 10.0%
Aerospace & Defense - 1.9%
Alliant Techsystems, Inc.	1,600	187,136
Curtiss-Wright Corp.	8,875	614,239
Finmeccanica SpA (a)	17,632	158,867
GenCorp, Inc. (non-vtg.) (a)	4,300	72,928
L-3 Communications Holdings, Inc.	2,000	242,920
Textron, Inc.	8,297	344,574
Triumph Group, Inc.	2,683	186,817
		1,807,481
Air Freight & Logistics - 0.7%
FedEx Corp.	1,494	250,096
Hub Group, Inc. Class A (a)	6,300	228,627
UTi Worldwide, Inc. (a)	15,629	170,825
		649,548
Airlines - 0.3%
JetBlue Airways Corp. (a)(e)	23,811	274,779
Building Products - 0.2%
Allegion PLC	4,400	233,596
Commercial Services & Supplies - 1.2%
ADT Corp. (e)	9,749	349,404
Progressive Waste Solution Ltd. (Canada)	11,738	342,855
Regus PLC	47,400	149,604
West Corp.	7,558	241,856
		1,083,719
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 1.8%
AECOM Technology Corp. (a)	39,882	$ 1,298,149
Jacobs Engineering Group, Inc. (a)	7,200	341,640
		1,639,789
Electrical Equipment - 1.0%
Babcock & Wilcox Co.	7,561	216,245
Generac Holdings, Inc. (a)	4,300	194,962
OSRAM Licht AG (a)	5,651	198,000
Regal-Beloit Corp.	4,000	283,880
		893,087
Machinery - 1.1%
Allison Transmission Holdings, Inc.	5,702	185,201
Deere & Co.	2,544	217,614
Manitowoc Co., Inc.	9,513	198,251
TriMas Corp. (a)	5,000	158,300
Valmet Corp.	400	4,226
Valmont Industries, Inc.	1,892	257,634
		1,021,226
Marine - 0.1%
Ultrapetrol (Bahamas) Ltd. (a)	37,800	113,778
Professional Services - 0.4%
Dun & Bradstreet Corp.	2,792	342,886
Road & Rail - 0.3%
CSX Corp.	4,981	177,473
TransForce, Inc.	5,464	133,612
		311,085
Trading Companies & Distributors - 1.0%
AerCap Holdings NV (a)	12,170	527,448
Noble Group Ltd.	192,000	178,725
WESCO International, Inc. (a)	2,706	223,001
		929,174
TOTAL INDUSTRIALS		9,300,148
INFORMATION TECHNOLOGY - 12.6%
Communications Equipment - 1.0%
Juniper Networks, Inc.	17,856	376,226
Plantronics, Inc.	4,475	232,118
QUALCOMM, Inc.	3,805	298,731
		907,075
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.5%
Ingram Micro, Inc. Class A (a)	11,503	$ 308,741
Jabil Circuit, Inc.	13,495	282,720
Knowles Corp. (a)	12,500	243,250
TE Connectivity Ltd.	4,765	291,284
TTM Technologies, Inc. (a)	33,081	228,590
		1,354,585
IT Services - 3.1%
Amdocs Ltd.	6,018	286,096
CGI Group, Inc. Class A (sub. vtg.) (a)	6,831	234,498
Computer Sciences Corp.	5,674	342,710
Global Payments, Inc.	4,041	325,301
Leidos Holdings, Inc.	4,400	160,908
Quindell PLC	30,699	65,806
Sapient Corp. (a)	23,600	408,752
Total System Services, Inc.	23,724	801,634
Unisys Corp. (a)	10,785	276,527
		2,902,232
Semiconductors & Semiconductor Equipment - 2.2%
Broadcom Corp. Class A	27,532	1,153,040
Freescale Semiconductor, Inc. (a)	32,773	651,855
MagnaChip Semiconductor Corp. (a)	8,100	90,153
PMC-Sierra, Inc. (a)	22,973	178,960
		2,074,008
Software - 3.3%
Activision Blizzard, Inc.	13,872	276,746
Cadence Design Systems, Inc. (a)	16,800	301,560
Comverse, Inc. (a)	10,763	234,633
Constellation Software, Inc.	809	227,902
Interactive Intelligence Group, Inc. (a)	4,200	202,692
King Digital Entertainment PLC (e)	6,600	75,240
MicroStrategy, Inc. Class A (a)	858	138,035
Oracle Corp.	16,689	651,705
Rovi Corp. (a)	9,200	192,096
Symantec Corp.	21,035	522,089
Synopsys, Inc. (a)	6,900	282,762
		3,105,460
Technology Hardware, Storage & Peripherals - 1.5%
EMC Corp.	9,166	263,339
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
NCR Corp. (a)	20,003	$ 553,483
Samsung Electronics Co. Ltd.	535	619,427
		1,436,249
TOTAL INFORMATION TECHNOLOGY		11,779,609
MATERIALS - 6.5%
Chemicals - 4.1%
Agrium, Inc.	6,062	593,103
Airgas, Inc.	2,043	227,876
Ashland, Inc.	2,586	279,469
Axiall Corp.	5,506	221,892
Cabot Corp.	4,250	197,328
Celanese Corp. Class A	5,736	336,875
CF Industries Holdings, Inc.	1,400	364,000
Cytec Industries, Inc.	5,796	270,267
Eastman Chemical Co.	3,624	292,747
LyondellBasell Industries NV Class A	1,920	175,930
Methanex Corp.	11,154	662,876
Tronox Ltd. Class A	7,600	183,768
		3,806,131
Containers & Packaging - 1.0%
Rock-Tenn Co. Class A	12,580	643,467
Sonoco Products Co.	6,711	274,279
		917,746
Metals & Mining - 1.4%
Compass Minerals International, Inc.	2,800	239,904
Constellium NV (a)	5,624	113,886
Freeport-McMoRan, Inc.	9,730	277,305
Gem Diamonds Ltd. (a)	11,399	28,310
Royal Gold, Inc.	1,595	91,154
Steel Dynamics, Inc.	12,900	296,829
SunCoke Energy, Inc.	12,176	291,006
		1,338,394
TOTAL MATERIALS		6,062,271
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
CenturyLink, Inc.	627	$ 26,008
Frontier Communications Corp. (e)	13,280	86,851
		112,859
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	602	17,572
TOTAL TELECOMMUNICATION SERVICES		130,431
UTILITIES - 9.8%
Electric Utilities - 4.8%
Edison International	22,407	1,402,230
Exelon Corp.	10,299	376,840
ITC Holdings Corp.	21,228	840,841
NextEra Energy, Inc.	6,586	660,049
PPL Corp.	35,063	1,226,854
		4,506,814
Gas Utilities - 1.3%
Atmos Energy Corp.	6,826	361,778
National Fuel Gas Co.	11,888	823,006
		1,184,784
Independent Power and Renewable Electricity Producers - 0.1%
NextEra Energy Partners LP	2,000	73,120
Independent Power Producers & Energy Traders - 0.4%
Dynegy, Inc. (a)	11,115	339,008
Multi-Utilities - 3.2%
DTE Energy Co.	3,158	259,461
NiSource, Inc.	28,709	1,207,501
Sempra Energy	13,942	1,533,619
		3,000,581
TOTAL UTILITIES		9,104,307
TOTAL COMMON STOCKS (Cost $80,096,795)		90,289,645
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA sponsored ADR (Cost $164,643)	9,317	$ 137,519
U.S. Treasury Obligations - 0.2%
		Principal Amount (d)
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.01% 11/20/14 to 1/2/15 (h) (Cost $169,997)		$ 170,000	169,998
Preferred Securities - 0.2%

FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $153,576)	EUR	100,000	141,639
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	2,958,966	2,958,966
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,135,575	1,135,575
TOTAL MONEY MARKET FUNDS (Cost $4,094,541)		4,094,541
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $84,679,552)		94,833,342
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(1,697,455)
NET ASSETS - 100%		$ 93,135,887
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2 CME E-mini S&P Midcap 400 Index Contracts (United States)	Dec. 2014	$ 283,080	$ (688)

The face value of futures purchased as a percentage of net assets is 0.3%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $141,639 or 0.2% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $30,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,157
Fidelity Securities Lending Cash Central Fund	10,960
Total	$ 14,117
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 11,159,648	$ 11,159,648	$ -	$ -
Consumer Staples	3,421,047	3,274,335	146,712	-
Energy	5,304,113	5,304,113	-	-
Financials	26,660,254	26,021,356	638,898	-
Health Care	7,505,336	7,505,336	-	-
Industrials	9,300,148	9,121,423	178,725	-
Information Technology	11,779,609	11,779,609	-	-
Materials	6,062,271	6,062,271	-	-
Telecommunication Services	130,431	130,431	-	-
Utilities	9,104,307	9,104,307	-	-
U.S. Government and Government Agency Obligations	169,998	-	169,998	-
Preferred Securities	141,639	-	141,639	-
Money Market Funds	4,094,541	4,094,541	-	-
Total Investments in Securities:	$ 94,833,342	$ 93,557,370	$ 1,275,972	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (688)	$ (688)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (688)
Total Value of Derivatives	$ -	$ (688)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	81.2%
Canada	4.2%
Bermuda	3.7%
Ireland	2.8%
Switzerland	1.5%
United Kingdom	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,117,149) - See accompanying schedule: Unaffiliated issuers (cost $80,585,011)	$ 90,738,801
Fidelity Central Funds (cost $4,094,541)	4,094,541
Total Investments (cost $84,679,552)		$ 94,833,342
Receivable for investments sold		633,582
Receivable for fund shares sold		58,030
Dividends receivable		81,964
Distributions receivable from Fidelity Central Funds		1,609
Receivable for daily variation margin for derivative instruments		2,518
Prepaid expenses		285
Receivable from investment adviser for expense reductions		5,575
Other receivables		1,604
Total assets		95,618,509

Liabilities
Payable to custodian bank	$ 238,660
Payable for investments purchased	823,773
Payable for fund shares redeemed	127,513
Accrued management fee	42,565
Distribution and service plan fees payable	32,076
Other affiliated payables	20,491
Other payables and accrued expenses	61,969
Collateral on securities loaned, at value	1,135,575
Total liabilities		2,482,622

Net Assets		$ 93,135,887
Net Assets consist of:
Paid in capital		$ 93,062,105
Undistributed net investment income		65,041
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,143,638)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,152,379
Net Assets		$ 93,135,887

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($45,759,335 ÷ 2,129,867 shares)	$ 21.48

Maximum offering price per share (100/94.25 of $21.48)	$ 22.79
Class T: Net Asset Value and redemption price per share ($18,557,578 ÷ 872,671 shares)	$ 21.27

Maximum offering price per share (100/96.50 of $21.27)	$ 22.04
Class B: Net Asset Value and offering price per share ($1,417,411 ÷ 68,792 shares)A	$ 20.60

Class C: Net Asset Value and offering price per share ($17,390,177 ÷ 846,645 shares)A	$ 20.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,011,386 ÷ 461,267 shares)	$ 21.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 1,429,351
Interest		661
Income from Fidelity Central Funds		14,117
Total income		1,444,129

Expenses
Management fee Basic fee	$ 477,097
Performance adjustment	(17,834)
Transfer agent fees	204,431
Distribution and service plan fees	383,942
Accounting and security lending fees	33,868
Custodian fees and expenses	77,543
Independent trustees' compensation	351
Registration fees	70,132
Audit	60,750
Legal	299
Miscellaneous	844
Total expenses before reductions	1,291,423
Expense reductions	(44,209)	1,247,214
Net investment income (loss)		196,915
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,235,314
Foreign currency transactions	(2,546)
Futures contracts	(75,121)
Total net realized gain (loss)		13,157,647
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,457,686)
Assets and liabilities in foreign currencies	(747)
Futures contracts	(24,736)
Total change in net unrealized appreciation (depreciation)		(2,483,169)
Net gain (loss)		10,674,478
Net increase (decrease) in net assets resulting from operations		$ 10,871,393

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 196,915	$ 337,465
Net realized gain (loss)	13,157,647	7,180,472
Change in net unrealized appreciation (depreciation)	(2,483,169)	12,345,975
Net increase (decrease) in net assets resulting from operations	10,871,393	19,863,912
Distributions to shareholders from net investment income	(112,252)	(345,665)
Distributions to shareholders from net realized gain	(142,925)	-
Total distributions	(255,177)	(345,665)
Share transactions - net increase (decrease)	3,929,186	2,685,061
Total increase (decrease) in net assets	14,545,402	22,203,308

Net Assets
Beginning of period	78,590,485	56,387,177
End of period (including undistributed net investment income of $65,041 and undistributed net investment income of $61,673, respectively)	$ 93,135,887	$ 78,590,485

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.90	$ 14.08	$ 12.25	$ 12.12	$ 9.81
Income from Investment Operations
Net investment income (loss) C	.09	.11	.07	.03	.06 F
Net realized and unrealized gain (loss)	2.58	4.82	1.79	.17	2.29
Total from investment operations	2.67	4.93	1.86	.20	2.35
Distributions from net investment income	(.04)	(.11)	(.03)	(.06)	(.03)
Distributions from net realized gain	(.04)	-	-	(.01)	(.01)
Total distributions	(.09) H	(.11)	(.03)	(.07)	(.04)
Net asset value, end of period	$ 21.48	$ 18.90	$ 14.08	$ 12.25	$ 12.12
Total Return A, B	14.15%	35.30%	15.22%	1.65%	23.99%
Ratios to Average Net Assets D, G
Expenses before reductions	1.29%	1.31%	1.35%	1.29%	1.33%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.23%	1.25%	1.24%	1.24%
Net investment income (loss)	.42%	.69%	.51%	.21%	.51% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,759	$ 38,397	$ 27,817	$ 29,635	$ 37,972
Portfolio turnover rate E	78%	103%	77%	96%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.044 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.72	$ 13.95	$ 12.15	$ 12.03	$ 9.74
Income from Investment Operations
Net investment income (loss) C	.03	.07	.03	(.01)	.03 F
Net realized and unrealized gain (loss)	2.56	4.78	1.80	.17	2.27
Total from investment operations	2.59	4.85	1.83	.16	2.30
Distributions from net investment income	-	(.08)	(.03)	(.04)	(.01)
Distributions from net realized gain	(.04)	-	-	(.01)	(.01)
Total distributions	(.04)	(.08)	(.03)	(.04) I	(.01) H
Net asset value, end of period	$ 21.27	$ 18.72	$ 13.95	$ 12.15	$ 12.03
Total Return A, B	13.88%	34.94%	15.05%	1.35%	23.66%
Ratios to Average Net Assets D, G
Expenses before reductions	1.57%	1.58%	1.61%	1.56%	1.59%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.48%	1.50%	1.49%	1.49%
Net investment income (loss)	.17%	.44%	.26%	(.04)%	.26% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,558	$ 17,319	$ 12,727	$ 12,866	$ 17,908
Portfolio turnover rate E	78%	103%	77%	96%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.18	$ 13.54	$ 11.85	$ 11.75	$ 9.54
Income from Investment Operations
Net investment income (loss) C	(.07)	(.01)	(.03)	(.07)	(.03) F
Net realized and unrealized gain (loss)	2.49	4.65	1.74	.17	2.24
Total from investment operations	2.42	4.64	1.71	.10	2.21
Distributions from net investment income	-	-	(.02)	-	-
Net asset value, end of period	$ 20.60	$ 18.18	$ 13.54	$ 11.85	$ 11.75
Total Return A, B	13.31%	34.27%	14.41%	.85%	23.17%
Ratios to Average Net Assets D, G
Expenses before reductions	2.13%	2.11%	2.13%	2.05%	2.08%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.98%	2.00%	1.99%	1.99%
Net investment income (loss)	(.33)%	(.06)%	(.24)%	(.54)%	(.24)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,417	$ 2,116	$ 2,480	$ 3,482	$ 4,937
Portfolio turnover rate E	78%	103%	77%	96%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.13	$ 13.51	$ 11.83	$ 11.73	$ 9.53
Income from Investment Operations
Net investment income (loss) C	(.07)	(.01)	(.03)	(.07)	(.03) F
Net realized and unrealized gain (loss)	2.48	4.64	1.73	.17	2.23
Total from investment operations	2.41	4.63	1.70	.10	2.20
Distributions from net investment income	-	(.01)	(.02)	-	-
Net asset value, end of period	$ 20.54	$ 18.13	$ 13.51	$ 11.83	$ 11.73
Total Return A, B	13.29%	34.32%	14.36%	.85%	23.08%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.08%	2.10%	2.04%	2.08%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.98%	1.99%	1.99%	1.99%
Net investment income (loss)	(.33)%	(.06)%	(.24)%	(.54)%	(.24)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,390	$ 14,354	$ 9,283	$ 8,976	$ 9,497
Portfolio turnover rate E	78%	103%	77%	96%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 14.22	$ 12.34	$ 12.21	$ 9.88
Income from Investment Operations
Net investment income (loss) B	.14	.16	.10	.06	.09 E
Net realized and unrealized gain (loss)	2.60	4.86	1.81	.18	2.31
Total from investment operations	2.74	5.02	1.91	.24	2.40
Distributions from net investment income	(.09)	(.15)	(.03)	(.10)	(.06)
Distributions from net realized gain	(.04)	-	-	(.01)	(.01)
Total distributions	(.13)	(.15)	(.03)	(.11)	(.07)
Net asset value, end of period	$ 21.70	$ 19.09	$ 14.22	$ 12.34	$ 12.21
Total Return A	14.46%	35.65%	15.56%	1.93%	24.36%
Ratios to Average Net Assets C, F
Expenses before reductions	.97%	.96%	.99%	.97%	1.03%
Expenses net of fee waivers, if any	.97%	.96%	.99%	.97%	1.00%
Expenses net of all reductions	.97%	.94%	.99%	.96%	.99%
Net investment income (loss)	.69%	.98%	.76%	.49%	.76% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,011	$ 6,405	$ 4,080	$ 4,869	$ 5,894
Portfolio turnover rate D	78%	103%	77%	96%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,345,781
Gross unrealized depreciation	(3,439,414)
Net unrealized appreciation (depreciation) on securities	$ 9,906,367

Tax Cost	$ 84,926,975

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 65,041
Capital loss carryforward	$ (9,896,903)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,905,269

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (9,896,903)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 255,177	$ 345,665

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $(75,121) and a change in net unrealized appreciation (depreciation) of $(24,736) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $69,973,672 and $65,695,686, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 105,951	$ 1,752
Class T	.25%	.25%	91,376	247
Class B	.75%	.25%	18,043	13,716
Class C	.75%	.25%	168,572	29,286
			$ 383,942	$ 45,001

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,231
Class T	3,718
Class B*	1,208
Class C*	2,114
$ 21,271

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 96,564.23
Class T	46,937.26
Class B	5,460.30
Class C	43,003.25
Institutional Class	12,467.17
	$ 204,431

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,811 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,208.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $137 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

8. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,960, including $106 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$ 15,952
Class T	1.50%	12,616
Class B	2.00%	2,366
Class C	2.00%	10,070
		$ 41,004

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,180 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $25.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 83,047	$ 223,873
Class T	-	71,100
Class C	-	8,906
Institutional Class	29,205	41,786
Total	$ 112,252	$ 345,665
From net realized gain
Class A	$ 89,124	$ -
Class T	39,363	-
Institutional Class	14,438	-
Total	$ 142,925	$ -

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	645,072	661,325	$ 13,268,279	$ 11,066,745
Reinvestment of distributions	8,091	14,139	155,015	202,243
Shares redeemed	(554,574)	(619,275)	(11,319,595)	(10,353,339)
Net increase (decrease)	98,589	56,189	$ 2,103,699	$ 915,649
Class T
Shares sold	161,059	183,578	$ 3,267,392	$ 3,054,837
Reinvestment of distributions	2,020	4,868	38,408	69,164
Shares redeemed	(215,769)	(175,709)	(4,328,239)	(2,895,363)
Net increase (decrease)	(52,690)	12,737	$ (1,022,439)	$ 228,638
Class B
Shares sold	2,813	16,969	$ 54,581	$ 251,841
Shares redeemed	(50,387)	(83,730)	(990,350)	(1,299,094)
Net increase (decrease)	(47,574)	(66,761)	$ (935,769)	$ (1,047,253)
Class C
Shares sold	339,964	286,749	$ 6,682,150	$ 4,683,936
Reinvestment of distributions	-	588	-	8,189
Shares redeemed	(285,178)	(182,473)	(5,539,053)	(2,936,174)
Net increase (decrease)	54,786	104,864	$ 1,143,097	$ 1,755,951

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	305,064	121,561	$ 6,333,952	$ 2,027,800
Reinvestment of distributions	1,763	2,173	34,039	31,289
Shares redeemed	(181,045)	(75,216)	(3,727,393)	(1,227,013)
Net increase (decrease)	125,782	48,518	$ 2,640,598	$ 832,076

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/08/14	12/05/14	$0.047	$0.011
Class T	12/08/14	12/05/14	$0.000	$0.000
Class B	12/08/14	12/05/14	$0.000	$0.000
Class C	12/08/14	12/05/14	$0.000	$0.000

Class A designates 100%, Class T designates 100%, Class B designates 100% and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, Class T designates 100%, Class B designates 100% and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in January 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked equal to its competitive median for 2013 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

FAV-UANN-1214
1.809012.110

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	0.33%	8.04%	6.09%
Class T (incl. 4.00% sales charge)	0.20%	8.00%	6.05%
Class B (incl. contingent deferred sales charge) A	-1.07%	7.87%	6.02%
Class C (incl. contingent deferred sales charge) B	2.66%	8.11%	5.71%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Fund - Class A on October 31, 2004, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds overcame late-period volatility to rise 5.85% for the 12 months ending October 31, 2014, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, continuing a positive multiyear run. High yield benefited from a growing U.S. economy, low default rate, solid corporate fundamentals and monetary support from central banks worldwide. Early on, the index recovered from fears that the Fed might increase interest rates, in conjunction with its plan to wind down its stimulative bond-buying program. Meanwhile, weaker-than-expected economic data in the first quarter of 2014 helped to keep low policy rates in place. High yield advanced steadily until the market shifted in July, when investors exited high yield at a record pace amid unfavorable supply/demand dynamics and new concerns that the Fed could begin to tighten monetary policy. Fed Chair Janet Yellen contributed to the tumult, suggesting high-yield valuations "appear stretched." The index continued its decline in the final months of the period until it staged a slight rebound in October, as concerns about possible deflation in Europe and recession in Japan led to increased expectations for additional market intervention outside the U.S.

Comments from Matthew Conti, Portfolio Manager of Fidelity Advisor® High Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 4.51%, 4.38%, 3.67% and 3.60%, respectively (excluding sales charges), underperforming the BofA Merrill Lynch index. The fund underperformed the index because it held a short duration - a measure of sensitivity to changes in interest rates - relative to the benchmark. I expected early on that interest rates would rise this period, but they fell partly due to new global growth threats. The fund also was held back by security selection in technology and utilities, and by its modest cash position, which was held for liquidity purposes. Top individual detractors included utility GenOn Energy, which I sold by period end, and energy company Vantage Drilling - listed in the fund's holdings as Offshore Group Investment. Overall, I looked to structure the fund to benefit from an improving U.S. economy, while underweighting commodity-oriented sectors. I also underweighted banks & thrifts, overweighted air transportation and liked airline leasing companies. I increased the fund's stake in telecommunications and in floating-rate bank loans, the latter of which hurt relative performance. The top relative contributor was an out-of-benchmark stake in Brazilian meat processor JBS Investments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.02%
Actual		$ 1,000.00	$ 1,006.00	$ 5.16
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
Class T	1.04%
Actual		$ 1,000.00	$ 1,005.90	$ 5.26
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Class B	1.72%
Actual		$ 1,000.00	$ 1,002.50	$ 8.68
HypotheticalA		$ 1,000.00	$ 1,016.53	$ 8.74
Class C	1.79%
Actual		$ 1,000.00	$ 1,001.00	$ 9.03
HypotheticalA		$ 1,000.00	$ 1,016.18	$ 9.10
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,006.90	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Clear Channel Communications, Inc.	2.1	1.8
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.9	1.6
APX Group, Inc.	1.6	1.1
Digicel Group Ltd.	1.6	1.4
Tenet Healthcare Corp.	1.6	1.6
	8.8
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	13.0	13.2
Telecommunications	8.9	8.1
Services	6.6	4.5
Technology	5.5	7.7
Diversified Financial Services	5.4	6.4
Quality Diversification (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
BBB 0.3%	BBB 1.3%
BB 32.5%	BB 35.1%
B 46.6%	B 43.2%
CCC,CC,C 17.7%	CCC,CC,C 16.2%
Not Rated 0.6%	Not Rated 1.4%
Equities 0.0%†	Equities 0.0%†
Short-Term Investments and Net Other Assets 2.3%	Short-Term Investments and Net Other Assets 2.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody'sTM ratings are not available, we have used S&PTM ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2014*	As of April 30, 2014**
Nonconvertible Bonds 85.4%	Nonconvertible Bonds 86.5%
Common Stocks 0.0%†	Common Stocks 0.0%†
Bank Loan Obligations 11.0%	Bank Loan Obligations 10.0%
Other Investments 1.3%	Other Investments 0.7%
Short-Term Investments and Net Other Assets (Liabilities) 2.3%	Short-Term Investments and Net Other Assets (Liabilities) 2.8%
* Foreign investments 27.2%	** Foreign investments 22.8%

† Amount represents less than 0.1%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 85.4%
	Principal Amount	Value
Aerospace - 0.9%
TransDigm, Inc.:
5.5% 10/15/20	$ 3,965,000	$ 3,965,000
6% 7/15/22	855,000	864,619
6.5% 7/15/24	840,000	865,200
Triumph Group, Inc.:
4.875% 4/1/21	1,420,000	1,434,200
5.25% 6/1/22	365,000	369,563
		7,498,582
Air Transportation - 4.3%
Air Canada:
6.625% 5/15/18 (c)	3,205,000	3,295,061
7.75% 4/15/21 (c)	2,290,000	2,398,775
Allegiant Travel Co. 5.5% 7/15/19	1,070,000	1,094,075
American Airlines Group, Inc. 5.5% 10/1/19 (c)	2,775,000	2,781,938
American Airlines, Inc. pass-thru certificates equipment trust certificate 5.625% 1/15/21 (c)	296,810	303,488
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,075,689	1,202,082
6.125% 4/29/18	345,000	363,975
6.25% 10/11/21	1,929,134	2,044,882
9.25% 5/10/17	1,176,334	1,329,258
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (c)	1,375,000	1,433,438
6.75% 5/23/17	1,375,000	1,433,438
8.021% 8/10/22	1,049,008	1,216,849
U.S. Airways Group, Inc. 6.125% 6/1/18	1,950,000	2,013,375
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	2,215,000	2,242,688
Series 2013-1 Class B, 5.375% 5/15/23	450,000	457,875
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	904,423	981,299
9.75% 1/15/17	903,885	1,003,313
12% 1/15/16 (c)	172,971	188,971
United Continental Holdings, Inc.:
6% 12/1/20	2,635,000	2,710,756
6% 7/15/26	2,575,000	2,491,313
6% 7/15/28	1,705,000	1,624,013
6.375% 6/1/18	185,000	193,325
XPO Logistics, Inc. 7.875% 9/1/19 (c)	1,070,000	1,120,825
		33,925,012
Nonconvertible Bonds - continued
	Principal Amount	Value
Automotive - 1.4%
American Axle & Manufacturing, Inc.:
5.125% 2/15/19	$ 335,000	$ 340,025
6.25% 3/15/21	2,970,000	3,118,500
Dana Holding Corp.:
6% 9/15/23	690,000	724,500
6.75% 2/15/21	1,210,000	1,285,625
Schaeffler Finance BV 4.75% 5/15/21 (c)	1,460,000	1,456,350
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (c)(f)	550,000	569,250
6.75% 11/15/22 pay-in-kind (c)(f)	735,000	777,263
6.875% 8/15/18 pay-in-kind (c)(f)	2,965,000	3,105,838
		11,377,351
Banks & Thrifts - 0.8%
Ocwen Financial Corp. 6.625% 5/15/19 (c)	3,875,000	3,642,500
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	2,140,000	2,167,324
6% 12/19/23	215,000	231,310
		6,041,134
Broadcasting - 1.6%
Clear Channel Communications, Inc.:
5.5% 12/15/16	8,420,000	7,977,950
9% 12/15/19	1,230,000	1,243,069
10% 1/15/18	3,000,000	2,506,875
Gray Television, Inc. 7.5% 10/1/20	820,000	857,925
		12,585,819
Building Materials - 2.6%
Building Materials Corp. of America:
5.375% 11/15/24 (c)(e)	1,955,000	1,959,888
6.75% 5/1/21 (c)	2,385,000	2,557,913
6.875% 8/15/18 (c)	2,715,000	2,819,528
Building Materials Holding Corp. 9% 9/15/18 (c)	2,790,000	3,006,225
CEMEX Finance LLC 6% 4/1/24 (c)	1,190,000	1,213,443
CEMEX S.A.B. de CV 6.5% 12/10/19 (c)	750,000	803,438
HD Supply, Inc. 7.5% 7/15/20	5,270,000	5,612,550
Headwaters, Inc.:
7.25% 1/15/19	520,000	533,000
7.625% 4/1/19	2,175,000	2,272,875
		20,778,860
Cable TV - 2.1%
Altice SA 7.75% 5/15/22 (c)	3,975,000	4,173,750
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable TV - continued
Cablevision Systems Corp. 7.75% 4/15/18	$ 530,000	$ 590,420
Cogeco Cable, Inc. 4.875% 5/1/20 (c)	450,000	450,000
Numericable Group SA:
4.875% 5/15/19 (c)	1,430,000	1,426,425
6% 5/15/22 (c)	2,475,000	2,530,688
6.25% 5/15/24 (c)	490,000	504,088
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (c)	1,835,000	1,922,163
Virgin Media Finance PLC 6% 10/15/24 (c)	630,000	655,200
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (c)(f)	205,000	212,175
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (c)	3,930,000	4,273,875
		16,738,784
Capital Goods - 0.5%
J.B. Poindexter & Co., Inc. 9% 4/1/22 (c)	3,615,000	3,940,350
Chemicals - 2.8%
Eco Services Operations LLC/Eco Finance Corp. 8.5% 11/1/22 (c)	1,780,000	1,833,400
LSB Industries, Inc. 7.75% 8/1/19	1,085,000	1,157,912
NOVA Chemicals Corp. 5% 5/1/25 (c)	2,310,000	2,385,075
Nufarm Australia Ltd. 6.375% 10/15/19 (c)	3,740,000	3,758,700
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19	8,051,000	8,513,933
Tronox Finance LLC 6.375% 8/15/20	4,605,000	4,731,638
		22,380,658
Consumer Products - 0.1%
Prestige Brands, Inc. 5.375% 12/15/21 (c)	1,125,000	1,088,438
Containers - 1.8%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (c)(f)	1,720,000	1,702,674
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.2341% 12/15/19 (c)(f)	2,120,000	2,072,300
6% 6/30/21 (c)	1,495,000	1,474,444
6.25% 1/31/19 (c)	500,000	503,750
6.75% 1/31/21 (c)	580,000	593,050
7% 11/15/20 (c)	105,000	107,100
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (c)	1,415,000	1,411,463
Nonconvertible Bonds - continued
	Principal Amount	Value
Containers - continued
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	$ 2,645,000	$ 2,598,713
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	3,455,000	3,593,200
		14,056,694
Diversified Financial Services - 5.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.75% 5/15/19 (c)	1,790,000	1,776,575
4.5% 5/15/21 (c)	1,725,000	1,742,250
5% 10/1/21 (c)	2,065,000	2,147,600
Aircastle Ltd.:
5.125% 3/15/21	1,535,000	1,554,188
6.25% 12/1/19	1,175,000	1,251,375
FLY Leasing Ltd.:
6.375% 10/15/21	1,470,000	1,462,650
6.75% 12/15/20	2,710,000	2,791,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	3,120,000	3,174,600
5.875% 2/1/22	7,155,000	7,351,763
6% 8/1/20	4,635,000	4,866,750
ILFC E-Capital Trust II 6.25% 12/21/65 (c)(f)	3,100,000	2,999,250
International Lease Finance Corp. 5.875% 8/15/22	1,290,000	1,399,650
SLM Corp.:
4.875% 6/17/19	4,765,000	4,836,475
5.5% 1/15/19	2,080,000	2,156,960
8% 3/25/20	1,020,000	1,170,450
		40,681,836
Diversified Media - 0.5%
MDC Partners, Inc. 6.75% 4/1/20 (c)	1,075,000	1,115,313
Nielsen Finance LLC/Nielsen Finance Co. 4.5% 10/1/20	1,725,000	1,725,345
The Nielsen Co. S.a.r.l. (Luxembourg) 5.5% 10/1/21 (c)	1,165,000	1,208,688
		4,049,346
Electric Utilities - 4.1%
Atlantic Power Corp. 9% 11/15/18	3,340,000	3,356,700
Calpine Corp.:
5.375% 1/15/23	1,750,000	1,767,500
5.75% 1/15/25	875,000	885,938
Nonconvertible Bonds - continued
	Principal Amount	Value
Electric Utilities - continued
NRG Energy, Inc.:
6.25% 7/15/22	$ 2,105,000	$ 2,199,725
6.25% 5/1/24 (c)	2,590,000	2,674,175
NSG Holdings II, LLC 7.75% 12/15/25 (c)	9,460,000	10,193,150
RJS Power Holdings LLC 5.125% 7/15/19 (c)	2,280,000	2,268,600
The AES Corp.:
4.875% 5/15/23	1,120,000	1,117,200
7.375% 7/1/21	6,775,000	7,729,848
		32,192,836
Energy - 11.5%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23	1,405,000	1,468,225
4.875% 3/15/24	555,000	579,975
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.7413% 8/1/19 (c)(f)	990,000	876,150
7.125% 11/1/20 (c)	985,000	852,025
7.375% 11/1/21 (c)	1,765,000	1,544,375
Antero Resources Corp. 5.125% 12/1/22 (c)	2,240,000	2,240,448
Approach Resources, Inc. 7% 6/15/21	2,075,000	1,909,000
Basic Energy Services, Inc. 7.75% 2/15/19	350,000	341,250
California Resources Corp.:
5% 1/15/20 (c)	915,000	928,725
5.5% 9/15/21 (c)	1,190,000	1,213,800
6% 11/15/24 (c)	795,000	810,900
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.875% 4/15/21	1,030,000	1,089,225
6.125% 7/15/22	2,375,000	2,582,813
Citgo Petroleum Corp. 6.25% 8/15/22 (c)	1,310,000	1,332,925
Consolidated Energy Finance SA 6.75% 10/15/19 (c)	3,590,000	3,661,800
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	690,000	696,900
7.75% 4/1/19	940,000	988,175
Denbury Resources, Inc.:
5.5% 5/1/22	2,145,000	2,112,825
6.375% 8/15/21	1,555,000	1,624,975
Dynegy Finance I, Inc./Dynegy Finance II, Inc.:
6.75% 11/1/19 (c)	730,000	755,550
7.375% 11/1/22 (c)	725,000	766,688
7.625% 11/1/24 (c)	2,890,000	3,063,400
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (c)	$ 6,325,000	$ 6,388,250
Energy Partners Ltd. 8.25% 2/15/18	2,645,000	2,565,650
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	6,175,000	6,746,188
Exterran Holdings, Inc. 7.25% 12/1/18	1,775,000	1,823,813
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	2,755,000	2,658,575
6% 10/1/22 (c)	965,000	926,400
Forbes Energy Services Ltd. 9% 6/15/19	3,310,000	3,194,150
Gibson Energy, Inc. 6.75% 7/15/21 (c)	2,425,000	2,576,563
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (c)	925,000	888,000
Hornbeck Offshore Services, Inc.:
5% 3/1/21	1,195,000	1,063,550
5.875% 4/1/20	780,000	733,200
Northern Tier Energy LLC/Northern Tier Finance Corp.:
7.125% 11/15/20	2,695,000	2,829,750
7.125% 11/15/20 (c)	1,585,000	1,664,250
Offshore Group Investment Ltd.:
7.125% 4/1/23	1,200,000	990,000
7.5% 11/1/19	5,035,000	4,292,338
Parsley Energy LLC/Parsley 7.5% 2/15/22 (c)	3,895,000	3,817,100
Rice Energy, Inc. 6.25% 5/1/22 (c)	5,440,000	5,259,800
Rosetta Resources, Inc.:
5.625% 5/1/21	2,060,000	1,998,200
5.875% 6/1/24	520,000	499,200
RSP Permian, Inc. 6.625% 10/1/22 (c)	360,000	359,028
Samson Investment Co. 9.75% 2/15/20 (f)	2,015,000	1,491,100
SemGroup Corp. 7.5% 6/15/21	2,355,000	2,478,638
Teine Energy Ltd. 6.875% 9/30/22 (c)	2,745,000	2,600,888
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19 (c)	475,000	488,063
6.125% 10/15/21	545,000	559,988
6.25% 10/15/22 (c)	505,000	522,675
		90,855,506
Entertainment/Film - 0.3%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22 (c)	750,000	774,375
5.875% 3/15/25 (c)	1,375,000	1,443,750
		2,218,125
Nonconvertible Bonds - continued
	Principal Amount	Value
Environmental - 1.1%
ADS Waste Holdings, Inc. 8.25% 10/1/20	$ 3,345,000	$ 3,503,888
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (c)	3,403,000	3,624,195
Tervita Corp. 9.75% 11/1/19 (c)	1,740,000	1,496,400
		8,624,483
Food & Drug Retail - 1.4%
JBS Investments GmbH:
7.25% 4/3/24 (c)	995,000	1,062,163
7.75% 10/28/20 (c)	2,200,000	2,410,386
Minerva Luxmbourg SA 7.75% 1/31/23 (c)	4,250,000	4,441,250
SUPERVALU, Inc. 6.75% 6/1/21	2,960,000	2,900,800
		10,814,599
Food/Beverage/Tobacco - 3.2%
DS Waters of America, Inc. 10% 9/1/21	940,000	1,038,700
ESAL GmbH 6.25% 2/5/23 (c)	8,940,000	9,118,800
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (c)	2,050,000	2,170,438
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.875% 7/15/24 (c)	1,530,000	1,537,650
7.25% 6/1/21 (c)	1,850,000	1,970,250
8.25% 2/1/20 (c)	4,220,000	4,515,400
Post Holdings, Inc. 6% 12/15/22 (c)	4,555,000	4,395,575
Vector Group Ltd. 7.75% 2/15/21	730,000	791,138
		25,537,951
Gaming - 2.6%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (c)	1,555,000	1,446,150
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (c)	4,475,000	4,452,625
MCE Finance Ltd. 5% 2/15/21 (c)	3,535,000	3,481,975
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20 (c)	3,440,000	3,336,800
11% 10/1/21 (c)	1,735,000	1,611,381
Scientific Games Corp. 6.625% 5/15/21 (c)	5,075,000	4,034,625
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (c)	940,000	925,900
Wynn Macau Ltd. 5.25% 10/15/21 (c)	1,080,000	1,080,000
		20,369,456
Healthcare - 3.9%
AmSurg Corp. 5.625% 7/15/22 (c)	885,000	916,971
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
Community Health Systems, Inc.:
5.125% 8/1/21	$ 620,000	$ 647,900
6.875% 2/1/22	2,995,000	3,227,113
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	950,000	959,500
8.75% 3/15/18	110,000	116,050
9.875% 4/15/18	1,555,000	1,636,638
Fresenius Medical Care U.S. Finance II, Inc.:
4.125% 10/15/20 (c)	1,900,000	1,905,938
4.75% 10/15/24 (c)	1,955,000	1,961,109
Grifols Worldwide Operations Ltd. 5.25% 4/1/22 (c)	720,000	738,000
HCA Holdings, Inc.:
5% 3/15/24	1,295,000	1,335,482
5.25% 4/15/25	1,395,000	1,445,569
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	3,740,000	3,880,250
Tenet Healthcare Corp.:
5% 3/1/19 (c)	1,245,000	1,246,556
8.125% 4/1/22	9,670,000	11,084,205
		31,101,281
Homebuilders/Real Estate - 2.1%
CBRE Group, Inc. 5% 3/15/23	3,000,000	3,060,000
D.R. Horton, Inc. 4.375% 9/15/22	3,175,000	3,135,313
Howard Hughes Corp. 6.875% 10/1/21 (c)	1,725,000	1,824,188
Lennar Corp. 4.5% 6/15/19	1,815,000	1,847,906
Standard Pacific Corp. 8.375% 5/15/18	3,432,000	3,972,540
Toll Brothers Finance Corp. 4.375% 4/15/23	1,365,000	1,337,700
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (c)	550,000	547,250
5.875% 6/15/24 (c)	400,000	408,000
William Lyon Homes, Inc. 5.75% 4/15/19	350,000	348,250
		16,481,147
Hotels - 0.3%
Playa Resorts Holding BV 8% 8/15/20 (c)	2,379,000	2,474,160
Leisure - 1.7%
24 Hour Holdings III LLC 8% 6/1/22 (c)	3,435,000	3,246,075
NCL Corp. Ltd. 5% 2/15/18	3,650,000	3,650,000
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22	4,025,000	4,206,125
7.5% 10/15/27	1,925,000	2,204,125
		13,306,325
Nonconvertible Bonds - continued
	Principal Amount	Value
Metals/Mining - 3.6%
CONSOL Energy, Inc. 5.875% 4/15/22 (c)	$ 2,850,000	$ 2,892,750
FMG Resources (August 2006) Pty Ltd. 8.25% 11/1/19 (c)	925,000	959,688
Imperial Metals Corp. 7% 3/15/19 (c)	1,620,000	1,534,950
Lundin Mining Corp.:
7.5% 11/1/20 (c)	2,045,000	2,131,913
7.875% 11/1/22 (c)	2,065,000	2,147,600
Murray Energy Corp.:
8.625% 6/15/21 (c)	2,275,000	2,348,938
9.5% 12/5/20 (c)	4,525,000	4,841,750
New Gold, Inc. 6.25% 11/15/22 (c)	3,665,000	3,582,538
Peabody Energy Corp.:
6.25% 11/15/21	2,135,000	2,021,578
7.875% 11/1/26	700,000	658,000
Rain CII Carbon LLC/CII Carbon Corp. 8.25% 1/15/21 (c)	3,445,000	3,513,900
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (c)	1,555,000	1,508,350
		28,141,955
Paper - 0.4%
Sappi Papier Holding GmbH 6.625% 4/15/21 (c)	3,375,000	3,510,000
Publishing/Printing - 1.7%
Cenveo Corp. 6% 8/1/19 (c)	3,100,000	2,983,750
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21	4,890,000	5,525,700
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (c)(f)	4,120,000	4,068,500
R.R. Donnelley & Sons Co. 7% 2/15/22	700,000	749,000
		13,326,950
Restaurants - 0.5%
1011778 BC ULC/New Red Finance, Inc. 6% 4/1/22 (c)	3,290,000	3,335,238
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc. 10.5% 1/15/20	765,000	797,513
		4,132,751
Services - 5.4%
Abengoa Greenfield SA 6.5% 10/1/19 (c)	2,150,000	2,155,375
ADT Corp. 4.125% 4/15/19	2,085,000	2,066,756
Anna Merger Sub, Inc. 7.75% 10/1/22 (c)	1,235,000	1,258,156
Nonconvertible Bonds - continued
	Principal Amount	Value
Services - continued
APX Group, Inc.:
6.375% 12/1/19	$ 6,185,000	$ 6,076,763
8.75% 12/1/20	6,500,000	5,622,500
8.75% 12/1/20 (c)	1,315,000	1,137,475
Audatex North America, Inc. 6% 6/15/21 (c)	3,390,000	3,584,925
Bankrate, Inc. 6.125% 8/15/18 (c)	1,595,000	1,563,100
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (c)	1,305,000	1,373,513
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (c)	2,650,000	2,640,063
CBRE Group, Inc. 5.25% 3/15/25	825,000	844,594
FTI Consulting, Inc. 6.75% 10/1/20	2,560,000	2,700,800
Garda World Security Corp.:
7.25% 11/15/21 (c)	150,000	149,250
7.25% 11/15/21 (c)	390,000	388,050
Hertz Corp. 6.25% 10/15/22	2,925,000	2,983,500
IHS, Inc. 5% 11/1/22 (c)	1,830,000	1,857,450
The GEO Group, Inc. 5.875% 1/15/22	2,720,000	2,828,800
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind (f)	2,975,000	3,094,000
		42,325,070
Shipping - 1.6%
Aguila 3 SA 7.875% 1/31/18 (c)	4,355,000	4,365,888
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (c)	2,290,000	2,330,075
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (c)	4,270,000	4,291,350
8.125% 2/15/19	930,000	899,775
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (c)	860,000	866,450
		12,753,538
Steel - 1.4%
JMC Steel Group, Inc. 8.25% 3/15/18 (c)	7,195,000	7,302,925
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17	900,000	947,250
11.25% 10/15/18	1,351,000	1,472,590
Steel Dynamics, Inc. 5.125% 10/1/21 (c)	1,495,000	1,547,325
		11,270,090
Super Retail - 1.0%
JC Penney Corp., Inc.:
5.65% 6/1/20	2,345,000	1,928,763
5.75% 2/15/18	2,690,000	2,515,150
Nonconvertible Bonds - continued
	Principal Amount	Value
Super Retail - continued
JC Penney Corp., Inc.: - continued
7.4% 4/1/37	$ 2,605,000	$ 2,005,850
8.125% 10/1/19	1,110,000	1,065,600
		7,515,363
Technology - 4.5%
ADT Corp.:
4.125% 6/15/23	715,000	657,800
6.25% 10/15/21	2,110,000	2,215,500
Advanced Micro Devices, Inc.:
6.75% 3/1/19	1,860,000	1,757,700
7% 7/1/24	950,000	833,625
BMC Software Finance, Inc. 8.125% 7/15/21 (c)	3,760,000	3,600,200
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (c)(f)	1,370,000	1,228,726
Brocade Communications Systems, Inc. 4.625% 1/15/23	2,210,000	2,154,750
Cogent Communications Finance, Inc. 5.625% 4/15/21 (c)	625,000	610,938
Compiler Finance Sub, Inc. 7% 5/1/21 (c)	675,000	617,625
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% 5/1/21 pay-in-kind (c)(f)	400,000	405,000
Lucent Technologies, Inc.:
6.45% 3/15/29	5,740,000	5,524,750
6.5% 1/15/28	2,050,000	1,973,125
Micron Technology, Inc. 5.875% 2/15/22 (c)	305,000	320,250
Nuance Communications, Inc. 5.375% 8/15/20 (c)	5,475,000	5,502,375
Sungard Availability Services Capital, Inc. 8.75% 4/1/22 (c)	2,600,000	1,911,000
Viasystems, Inc. 7.875% 5/1/19 (c)	2,810,000	2,978,600
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	2,170,000	2,381,575
13.375% 10/15/19	1,070,000	1,219,800
		35,893,339
Telecommunications - 8.6%
Alcatel-Lucent U.S.A., Inc.:
6.75% 11/15/20 (c)	2,115,000	2,178,450
8.875% 1/1/20 (c)	2,035,000	2,233,413
Altice Financing SA:
6.5% 1/15/22 (c)	390,000	400,725
7.875% 12/15/19 (c)	1,650,000	1,759,313
Altice Finco SA 9.875% 12/15/20 (c)	6,195,000	6,907,425
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
Columbus International, Inc. 7.375% 3/30/21 (c)	$ 7,230,000	$ 7,663,800
Digicel Group Ltd.:
6% 4/15/21 (c)	3,365,000	3,398,650
7% 2/15/20 (c)	200,000	207,500
7.125% 4/1/22 (c)	1,835,000	1,844,175
8.25% 9/1/17 (c)	3,535,000	3,618,956
8.25% 9/30/20 (c)	3,200,000	3,344,000
DigitalGlobe, Inc. 5.25% 2/1/21 (c)	5,545,000	5,392,513
FairPoint Communications, Inc. 8.75% 8/15/19 (c)	2,410,000	2,542,550
Level 3 Escrow II, Inc. 5.375% 8/15/22 (c)	2,635,000	2,681,113
MasTec, Inc. 4.875% 3/15/23	1,680,000	1,604,400
SBA Communications Corp. 4.875% 7/15/22 (c)	1,785,000	1,758,002
Sprint Capital Corp.:
6.875% 11/15/28	3,675,000	3,573,938
8.75% 3/15/32	3,215,000	3,592,763
T-Mobile U.S.A., Inc.:
5.25% 9/1/18	1,735,000	1,800,063
6% 3/1/23	1,500,000	1,545,000
6.375% 3/1/25	2,850,000	2,928,375
6.464% 4/28/19	1,565,000	1,631,513
TW Telecom Holdings, Inc.:
5.375% 10/1/22	1,815,000	2,005,575
6.375% 9/1/23	845,000	963,300
Wind Acquisition Finance SA 7.375% 4/23/21 (c)	2,230,000	2,179,825
		67,755,337
TOTAL NONCONVERTIBLE BONDS (Cost $669,462,845)		675,743,126
Common Stocks - 0.0%
Shares
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (a)(c) (Cost $864,258)	1	92,272
Bank Loan Obligations - 11.0%
	Principal Amount
Aerospace - 0.1%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (f)	$ 977,550	960,443
Bank Loan Obligations - continued
	Principal Amount	Value
Automotive - 0.1%
Chrysler Group LLC term loan 3.25% 12/31/18 (f)	$ 1,079,575	$ 1,068,779
Broadcasting - 0.6%
Clear Channel Communications, Inc. Tranche D, term loan 6.904% 1/30/19 (f)	5,025,000	4,742,344
Building Materials - 0.3%
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (f)	1,701,450	1,667,421
Tranche 2LN, term loan 7.75% 4/1/22 (f)	340,000	339,150
		2,006,571
Cable TV - 0.2%
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (f)	731,850	732,882
Tranche B 2LN, term loan 4.5% 5/8/20 (f)	633,150	634,043
		1,366,925
Capital Goods - 0.4%
Husky Injection Molding Systems Ltd.:
Tranche 1LN, term loan 4.25% 6/30/21 (f)	2,271,331	2,240,100
Tranche 2LN, term loan 7.25% 6/30/22 (f)	875,000	856,406
		3,096,506
Containers - 0.8%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (f)	1,225,000	1,214,281
Berlin Packaging, LLC:
Tranche 2LN, term loan 7.75% 10/1/22 (f)	480,000	478,800
Tranche B 1LN, term loan 4.5% 10/1/21 (f)	1,480,000	1,470,750
Signode Packaging Systems, Inc. Tranche B, term loan 4% 5/1/21 (f)	2,994,519	2,934,628
		6,098,459
Diversified Financial Services - 0.3%
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (f)	1,320,000	1,312,304
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/9/22 (f)	925,000	920,375
Tranche B 1LN, term loan 4.75% 9/11/21 (f)	235,000	233,825
		2,466,504
Electric Utilities - 0.2%
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (f)	1,210,000	1,210,000
Southwire LLC, Tranche B, term loan 3.25% 2/10/21 (f)	726,350	704,560
		1,914,560
Bank Loan Obligations - continued
	Principal Amount	Value
Energy - 1.5%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (f)	$ 645,000	$ 622,425
Energy Transfer Equity LP Tranche B, term loan 3.25% 12/2/19 (f)	2,100,000	2,055,753
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (f)	3,445,000	3,315,813
Tranche B 1LN, term loan 3.875% 9/30/18 (f)	341,862	333,315
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (f)	3,120,000	3,162,900
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (f)	2,293,235	2,163,919
		11,654,125
Gaming - 0.7%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (f)	2,180,000	2,166,375
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (f)	329,175	310,247
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (f)	565,725	563,604
Scientific Games Corp. Tranch B 2LN, term loan 6% 10/21/21 (f)	2,200,000	2,153,360
		5,193,586
Healthcare - 1.2%
AmSurg Corp. Tranche B, term loan 3.75% 7/16/21 (f)	119,700	119,102
Endo Luxembourg Finance I Comp Tranche B, term loan 3.25% 2/28/21 (f)	2,099,450	2,071,905
Grifols, S.A. Tranche B, term loan 3.154% 2/27/21 (f)	3,452,650	3,409,492
MPH Acquisition Holdings LLC Tranche B, term loan 4% 3/31/21 (f)	1,110,909	1,090,080
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (f)	1,040,000	1,037,400
Tranche B 1LN, term loan 4.25% 1/28/21 (f)	1,843,000	1,806,140
		9,534,119
Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (f)	179,550	179,101
Bank Loan Obligations - continued
	Principal Amount	Value
Metals/Mining - 0.4%
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (f)	$ 1,390,950	$ 1,356,176
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (f)	1,821,600	1,753,290
		3,109,466
Publishing/Printing - 0.5%
ARC Document Solutions, Inc. Tranche B, term loan 6.25% 12/20/18 (f)	3,609,425	3,609,425
Restaurants - 0.7%
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (f)	5,031,689	4,905,896
TGI Friday's, Inc.:
Tranche B 1LN, term loan 5.25% 7/15/20 (f)	322,267	321,461
Tranche B 2LN, term loan 9.25% 7/15/21 (f)	365,000	359,525
		5,586,882
Services - 1.2%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (f)	2,565,613	2,543,163
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (f)	1,630,000	1,599,438
Garda World Security Corp.:
term loan 4% 11/8/20 (f)	2,275,063	2,223,874
Tranche DD, term loan 4% 11/8/20 (f)	581,993	568,898
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (f)	1,999,728	1,929,737
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (f)	890,525	871,601
		9,736,711
Shipping - 0.1%
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (f)	674,900	661,402
Steel - 0.2%
Atkore International, Inc.:
Tranche 2LN, term loan 7.75% 10/9/21 (f)	560,000	550,200
Tranche B 1LN, term loan 4.5% 4/9/21 (f)	1,002,488	994,969
		1,545,169
Bank Loan Obligations - continued
	Principal Amount	Value
Super Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (f)	$ 94,763	$ 92,630
6% 5/22/18 (f)	1,701,385	1,682,245
		1,774,875
Technology - 1.0%
DealerTrack Holdings, Inc. Tranche B LN, term loan 3.5% 2/28/21 (f)	1,989,135	1,964,271
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (f)	472,070	464,989
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (f)	1,165,000	1,194,125
NXP BV Tranche D, term loan 3.25% 1/11/20 (f)	2,069,100	2,045,823
Sungard Availability Services Capital, Inc. Tranche B, term loan 6% 3/31/19 (f)	2,552,175	2,271,436
		7,940,644
Telecommunications - 0.3%
Level 3 Financing, Inc. Tranche B 5LN, term loan 4.5% 1/31/22 (f)	2,550,000	2,559,690
TOTAL BANK LOAN OBLIGATIONS (Cost $88,113,000)		86,806,286
Preferred Securities - 1.3%

Banks & Thrifts - 1.3%
Barclays Bank PLC 7.625% 11/21/22	4,405,000	4,948,383
Barclays PLC 8.25% (d)(f)	3,590,000	3,744,917
Credit Agricole SA 6.625% (c)(d)(f)	1,490,000	1,465,583
TOTAL PREFERRED SECURITIES (Cost $9,667,296)		10,158,883
Money Market Funds - 0.5%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b) (Cost $4,390,954)	4,390,954	$ 4,390,954
TOTAL INVESTMENT PORTFOLIO - 98.2% (Cost $772,498,353)		777,191,521
NET OTHER ASSETS (LIABILITIES) - 1.8%		14,011,579
NET ASSETS - 100%		$ 791,203,100
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $357,729,193 or 45.2% of net assets.

(d) Security is perpetual in nature with no stated maturity date.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,921
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$ 92,272	$ -	$ -	$ 92,272
Corporate Bonds	675,743,126	-	675,743,126	-
Bank Loan Obligations	86,806,286	-	86,806,286	-
Preferred Securities	10,158,883	-	10,158,883	-
Money Market Funds	4,390,954	4,390,954	-	-
Total Investments in Securities:	$ 777,191,521	$ 4,390,954	$ 772,708,295	$ 92,272
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	72.8%
Luxembourg	5.8%
Canada	4.8%
Bermuda	2.9%
Austria	1.9%
Netherlands	1.9%
United Kingdom	1.5%
Ireland	1.5%
Marshall Islands	1.3%
Cayman Islands	1.2%
Australia	1.1%
Barbados	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $768,107,399)	$ 772,800,567
Fidelity Central Funds (cost $4,390,954)	4,390,954
Total Investments (cost $772,498,353)		$ 777,191,521
Cash		527,901
Receivable for investments sold		17,351,188
Receivable for fund shares sold		523,707
Interest receivable		12,230,084
Distributions receivable from Fidelity Central Funds		1,699
Prepaid expenses		1,840
Other receivables		5
Total assets		809,827,945

Liabilities
Payable for investments purchased Regular delivery	$ 8,741,112
Delayed delivery	3,260,000
Payable for fund shares redeemed	3,302,532
Distributions payable	562,965
Accrued management fee	370,486
Distribution and service plan fees payable	171,930
Other affiliated payables	159,404
Other payables and accrued expenses	56,416
Total liabilities		16,624,845

Net Assets		$ 791,203,100
Net Assets consist of:
Paid in capital		$ 766,906,160
Undistributed net investment income		3,311,724
Accumulated undistributed net realized gain (loss) on investments		16,292,048
Net unrealized appreciation (depreciation) on investments		4,693,168
Net Assets		$ 791,203,100

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($243,986,867 ÷ 29,297,019 shares)	$ 8.33

Maximum offering price per share (100/96.00 of $8.33)	$ 8.68
Class T: Net Asset Value and redemption price per share ($86,166,319 ÷ 10,365,803 shares)	$ 8.31

Maximum offering price per share (100/96.00 of $8.31)	$ 8.66
Class B: Net Asset Value and offering price per share ($9,218,316 ÷ 1,110,410 shares)A	$ 8.30

Class C: Net Asset Value and offering price per share ($114,454,959 ÷ 13,783,272 shares)A	$ 8.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($337,376,639 ÷ 40,437,643 shares)	$ 8.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 318,332
Interest		51,433,589
Income from Fidelity Central Funds		23,921
Total income		51,775,842

Expenses
Management fee	$ 4,751,813
Transfer agent fees	1,720,739
Distribution and service plan fees	2,212,185
Accounting fees and expenses	311,798
Custodian fees and expenses	21,648
Independent trustees' compensation	3,503
Registration fees	92,990
Audit	67,494
Legal	5,452
Miscellaneous	7,617
Total expenses before reductions	9,195,239
Expense reductions	(84,741)	9,110,498
Net investment income (loss)		42,665,344
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		19,130,548
Change in net unrealized appreciation (depreciation) on investment securities		(24,730,423)
Net gain (loss)		(5,599,875)
Net increase (decrease) in net assets resulting from operations		$ 37,065,469

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,665,344	$ 50,536,768
Net realized gain (loss)	19,130,548	36,587,680
Change in net unrealized appreciation (depreciation)	(24,730,423)	(24,249,415)
Net increase (decrease) in net assets resulting from operations	37,065,469	62,875,033
Distributions to shareholders from net investment income	(42,403,704)	(48,912,015)
Distributions to shareholders from net realized gain	(37,717,635)	(10,710,125)
Total distributions	(80,121,339)	(59,622,140)
Share transactions - net increase (decrease)	(35,829,882)	(160,938,070)
Redemption fees	52,404	74,188
Total increase (decrease) in net assets	(78,833,348)	(157,610,989)

Net Assets
Beginning of period	870,036,448	1,027,647,437
End of period (including undistributed net investment income of $3,311,724 and undistributed net investment income of $11,658,201, respectively)	$ 791,203,100	$ 870,036,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.77	$ 8.73	$ 8.38	$ 8.59	$ 7.87
Income from Investment Operations
Net investment income (loss) C	.432	.473	.539	.581	.637
Net realized and unrealized gain (loss)	(.058)	.117	.411	(.204)	.673
Total from investment operations	.374	.590	.950	.377	1.310
Distributions from net investment income	(.429)	(.457)	(.551)	(.589)	(.591)
Distributions from net realized gain	(.386)	(.094)	(.050)	-	-
Total distributions	(.815)	(.551)	(.601)	(.589)	(.591)
Redemption fees added to paid in capital C	.001	.001	.001	.002	.001
Net asset value, end of period	$ 8.33	$ 8.77	$ 8.73	$ 8.38	$ 8.59
Total ReturnA, B	4.51%	6.99%	11.84%	4.53%	17.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.03%	1.03%	1.04%	1.06%
Expenses net of fee waivers, if any	1.03%	1.03%	1.03%	1.04%	1.06%
Expenses net of all reductions	1.03%	1.03%	1.03%	1.04%	1.06%
Net investment income (loss)	5.09%	5.40%	6.35%	6.82%	7.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 243,987	$ 280,769	$ 331,436	$ 264,110	$ 278,577
Portfolio turnover rateE	79%	76%	48%	75%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.76	$ 8.72	$ 8.37	$ 8.57	$ 7.86
Income from Investment Operations
Net investment income (loss) C	.429	.469	.536	.578	.633
Net realized and unrealized gain (loss)	(.067)	.119	.411	(.193)	.665
Total from investment operations	.362	.588	.947	.385	1.298
Distributions from net investment income	(.427)	(.455)	(.548)	(.587)	(.589)
Distributions from net realized gain	(.386)	(.094)	(.050)	-	-
Total distributions	(.813)	(.549)	(.598)	(.587)	(.589)
Redemption fees added to paid in capital C	.001	.001	.001	.002	.001
Net asset value, end of period	$ 8.31	$ 8.76	$ 8.72	$ 8.37	$ 8.57
Total ReturnA, B	4.38%	6.97%	11.83%	4.63%	17.17%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.05%	1.06%	1.07%	1.11%
Expenses net of fee waivers, if any	1.05%	1.05%	1.06%	1.07%	1.10%
Expenses net of all reductions	1.05%	1.05%	1.06%	1.07%	1.10%
Net investment income (loss)	5.07%	5.38%	6.32%	6.79%	7.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,166	$ 90,901	$ 105,518	$ 92,746	$ 119,576
Portfolio turnover rateE	79%	76%	48%	75%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 8.71	$ 8.36	$ 8.57	$ 7.85
Income from Investment Operations
Net investment income (loss) C	.372	.408	.477	.521	.579
Net realized and unrealized gain (loss)	(.068)	.119	.412	(.204)	.676
Total from investment operations	.304	.527	.889	.317	1.255
Distributions from net investment income	(.369)	(.394)	(.490)	(.529)	(.536)
Distributions from net realized gain	(.386)	(.094)	(.050)	-	-
Total distributions	(.755)	(.488)	(.540)	(.529)	(.536)
Redemption fees added to paid in capital C	.001	.001	.001	.002	.001
Net asset value, end of period	$ 8.30	$ 8.75	$ 8.71	$ 8.36	$ 8.57
Total ReturnA, B	3.67%	6.24%	11.08%	3.81%	16.58%
Ratios to Average Net Assets D, F
Expenses before reductions	1.73%	1.75%	1.76%	1.77%	1.80%
Expenses net of fee waivers, if any	1.73%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.73%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	4.38%	4.68%	5.64%	6.11%	7.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,218	$ 13,176	$ 17,309	$ 19,647	$ 29,065
Portfolio turnover rateE	79%	76%	48%	75%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 8.71	$ 8.36	$ 8.57	$ 7.85
Income from Investment Operations
Net investment income (loss) C	.365	.405	.474	.516	.575
Net realized and unrealized gain (loss)	(.066)	.119	.412	(.202)	.675
Total from investment operations	.299	.524	.886	.314	1.250
Distributions from net investment income	(.364)	(.391)	(.487)	(.526)	(.531)
Distributions from net realized gain	(.386)	(.094)	(.050)	-	-
Total distributions	(.750)	(.485)	(.537)	(.526)	(.531)
Redemption fees added to paid in capital C	.001	.001	.001	.002	.001
Net asset value, end of period	$ 8.30	$ 8.75	$ 8.71	$ 8.36	$ 8.57
Total ReturnA, B	3.60%	6.20%	11.03%	3.77%	16.51%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.79%	1.79%	1.79%	1.81%
Expenses net of fee waivers, if any	1.80%	1.79%	1.79%	1.79%	1.81%
Expenses net of all reductions	1.80%	1.79%	1.79%	1.79%	1.81%
Net investment income (loss)	4.32%	4.64%	5.60%	6.08%	7.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 114,455	$ 126,952	$ 149,591	$ 120,710	$ 121,796
Portfolio turnover rateE	79%	76%	48%	75%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.79	$ 8.75	$ 8.40	$ 8.60	$ 7.88
Income from Investment Operations
Net investment income (loss) B	.447	.489	.556	.598	.655
Net realized and unrealized gain (loss)	(.068)	.116	.409	(.195)	.673
Total from investment operations	.379	.605	.965	.403	1.328
Distributions from net investment income	(.444)	(.472)	(.566)	(.605)	(.609)
Distributions from net realized gain	(.386)	(.094)	(.050)	-	-
Total distributions	(.830)	(.566)	(.616)	(.605)	(.609)
Redemption fees added to paid in capital B	.001	.001	.001	.002	.001
Net asset value, end of period	$ 8.34	$ 8.79	$ 8.75	$ 8.40	$ 8.60
Total ReturnA	4.57%	7.16%	12.02%	4.85%	17.55%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.87%	.88%	.88%	.89%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income (loss)	5.27%	5.58%	6.54%	7.01%	8.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 337,377	$ 358,238	$ 423,792	$ 311,790	$ 329,601
Portfolio turnover rateD	79%	76%	48%	75%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,254,168
Gross unrealized depreciation	(13,836,916)
Net unrealized appreciation (depreciation) on securities	$ 5,417,252

Tax Cost	$ 771,774,269

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,586,366
Undistributed long-term capital gain	$ 16,296,789
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,417,252

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 53,054,539	$ 55,634,327
Long-term Capital Gains	27,066,800	3,987,813
Total	$ 80,121,339	$ 59,622,140

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $644,938,917 and $702,040,669, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - cotinued

annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 664,142	$ 13,341
Class T	-%	.25%	224,290	112,672
Class B	.65%	.25%	101,173	73,191
Class C	.75%	.25%	1,222,580	119,939
			$ 2,212,185	$ 319,143

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,830
Class T	4,337
Class B*	16,274
Class C*	7,528
$ 55,969

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - cotinued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 422,299.16
Class T	159,574.18
Class B	23,872.21
Class C	213,843.17
Institutional Class	901,151.25
	$ 1,720,739

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,380 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Institutional Class	.85%	$ 83,810

The investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $117.

Annual Report

7. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $814.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 13,436,571	$ 16,314,142
Class T	4,518,143	5,161,023
Class B	492,596	691,999
Class C	5,263,076	6,288,608
Institutional Class	18,693,318	20,456,243
Total	$ 42,403,704	$ 48,912,015
From net realized gain
Class A	$ 11,887,120	$ 3,483,705
Class T	3,964,314	1,140,878
Class B	562,903	184,860
Class C	5,549,285	1,602,754
Institutional Class	15,754,013	4,297,928
Total	$ 37,717,635	$ 10,710,125

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	6,439,376	7,091,246	$ 54,608,224	$ 62,129,968
Reinvestment of distributions	2,519,401	1,758,588	21,214,725	15,357,657
Shares redeemed	(11,665,459)	(14,804,694)	(99,063,161)	(129,032,339)
Net increase (decrease)	(2,706,682)	(5,954,860)	$ (23,240,212)	$ (51,544,714)
Class T
Shares sold	1,257,168	1,497,548	$ 10,623,921	$ 13,070,279
Reinvestment of distributions	870,505	583,493	7,314,998	5,087,202
Shares redeemed	(2,141,591)	(3,805,963)	(18,094,730)	(33,189,003)
Net increase (decrease)	(13,918)	(1,724,922)	$ (155,811)	$ (15,031,522)

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class B
Shares sold	85,249	88,671	$ 721,402	$ 772,890
Reinvestment of distributions	100,036	75,832	839,626	660,444
Shares redeemed	(581,043)	(645,956)	(4,909,278)	(5,631,561)
Net increase (decrease)	(395,758)	(481,453)	$ (3,348,250)	$ (4,198,227)
Class C
Shares sold	1,902,007	2,788,587	$ 16,071,421	$ 24,348,512
Reinvestment of distributions	1,062,043	705,870	8,914,818	6,148,005
Shares redeemed	(3,689,833)	(6,159,803)	(31,110,164)	(53,679,905)
Net increase (decrease)	(725,783)	(2,665,346)	$ (6,123,925)	$ (23,183,388)
Institutional Class
Shares sold	10,381,048	7,283,471	$ 88,482,449	$ 63,781,595
Reinvestment of distributions	3,501,857	2,604,592	29,550,581	22,781,805
Shares redeemed	(14,208,713)	(17,581,432)	(120,994,714)	(153,543,619)
Net increase (decrease)	(325,808)	(7,693,369)	$ (2,961,684)	$ (66,980,219)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/08/14	12/05/14	$0.204

Class T	12/08/14	12/05/14	$0.204

Class B	12/08/14	12/05/14	$0.204

Class C	12/08/14	12/05/14	$0.204

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $16,983,896, or, if subsequently determined to be different, the net capital gain of such year.

A total of .02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $26,303,535 of distributions paid during the period January 1, 2014 to October 31, 2014, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor High Income Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2013 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AHI-UANN-1214
1.784748.111

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

High Income

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	4.57%	9.12%	6.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds overcame late-period volatility to rise 5.85% for the 12 months ending October 31, 2014, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, continuing a positive multiyear run. High yield benefited from a growing U.S. economy, low default rate, solid corporate fundamentals and monetary support from central banks worldwide. Early on, the index recovered from fears that the Fed might increase interest rates, in conjunction with its plan to wind down its stimulative bond-buying program. Meanwhile, weaker-than-expected economic data in the first quarter of 2014 helped to keep low policy rates in place. High yield advanced steadily until the market shifted in July, when investors exited high yield at a record pace amid unfavorable supply/demand dynamics and new concerns that the Fed could begin to tighten monetary policy. Fed Chair Janet Yellen contributed to the tumult, suggesting high-yield valuations "appear stretched." The index continued its decline in the final months of the period until it staged a slight rebound in October, as concerns about possible deflation in Europe and recession in Japan led to increased expectations for additional market intervention outside the U.S.

Comments from Matthew Conti, Portfolio Manager of Fidelity Advisor® High Income Fund: For the year, the fund's Institutional Class shares returned 4.57%, underperforming the BofA Merrill Lynch index. The fund underperformed the index because it held a short duration - a measure of sensitivity to changes in interest rates - relative to the benchmark. I expected early on that interest rates would rise this period, but they fell partly due to new global growth threats. The fund also was held back by security selection in technology and utilities, and by its modest cash position, which was held for liquidity purposes. Top individual detractors included utility GenOn Energy, which I sold by period end, and energy company Vantage Drilling - listed in the fund's holdings as Offshore Group Investment. Overall, I looked to structure the fund to benefit from an improving U.S. economy, while underweighting commodity-oriented sectors. I also underweighted banks & thrifts, overweighted air transportation and liked airline leasing companies. I increased the fund's stake in telecommunications and in floating-rate bank loans, the latter of which hurt relative performance. The top relative contributor was an out-of-benchmark stake in Brazilian meat processor JBS Investments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.02%
Actual		$ 1,000.00	$ 1,006.00	$ 5.16
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
Class T	1.04%
Actual		$ 1,000.00	$ 1,005.90	$ 5.26
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Class B	1.72%
Actual		$ 1,000.00	$ 1,002.50	$ 8.68
HypotheticalA		$ 1,000.00	$ 1,016.53	$ 8.74
Class C	1.79%
Actual		$ 1,000.00	$ 1,001.00	$ 9.03
HypotheticalA		$ 1,000.00	$ 1,016.18	$ 9.10
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,006.90	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Clear Channel Communications, Inc.	2.1	1.8
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.9	1.6
APX Group, Inc.	1.6	1.1
Digicel Group Ltd.	1.6	1.4
Tenet Healthcare Corp.	1.6	1.6
	8.8
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	13.0	13.2
Telecommunications	8.9	8.1
Services	6.6	4.5
Technology	5.5	7.7
Diversified Financial Services	5.4	6.4
Quality Diversification (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
BBB 0.3%	BBB 1.3%
BB 32.5%	BB 35.1%
B 46.6%	B 43.2%
CCC,CC,C 17.7%	CCC,CC,C 16.2%
Not Rated 0.6%	Not Rated 1.4%
Equities 0.0%†	Equities 0.0%†
Short-Term Investments and Net Other Assets 2.3%	Short-Term Investments and Net Other Assets 2.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody'sTM ratings are not available, we have used S&PTM ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2014*	As of April 30, 2014**
Nonconvertible Bonds 85.4%	Nonconvertible Bonds 86.5%
Common Stocks 0.0%†	Common Stocks 0.0%†
Bank Loan Obligations 11.0%	Bank Loan Obligations 10.0%
Other Investments 1.3%	Other Investments 0.7%
Short-Term Investments and Net Other Assets (Liabilities) 2.3%	Short-Term Investments and Net Other Assets (Liabilities) 2.8%
* Foreign investments 27.2%	** Foreign investments 22.8%

† Amount represents less than 0.1%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 85.4%
	Principal Amount	Value
Aerospace - 0.9%
TransDigm, Inc.:
5.5% 10/15/20	$ 3,965,000	$ 3,965,000
6% 7/15/22	855,000	864,619
6.5% 7/15/24	840,000	865,200
Triumph Group, Inc.:
4.875% 4/1/21	1,420,000	1,434,200
5.25% 6/1/22	365,000	369,563
		7,498,582
Air Transportation - 4.3%
Air Canada:
6.625% 5/15/18 (c)	3,205,000	3,295,061
7.75% 4/15/21 (c)	2,290,000	2,398,775
Allegiant Travel Co. 5.5% 7/15/19	1,070,000	1,094,075
American Airlines Group, Inc. 5.5% 10/1/19 (c)	2,775,000	2,781,938
American Airlines, Inc. pass-thru certificates equipment trust certificate 5.625% 1/15/21 (c)	296,810	303,488
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,075,689	1,202,082
6.125% 4/29/18	345,000	363,975
6.25% 10/11/21	1,929,134	2,044,882
9.25% 5/10/17	1,176,334	1,329,258
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (c)	1,375,000	1,433,438
6.75% 5/23/17	1,375,000	1,433,438
8.021% 8/10/22	1,049,008	1,216,849
U.S. Airways Group, Inc. 6.125% 6/1/18	1,950,000	2,013,375
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	2,215,000	2,242,688
Series 2013-1 Class B, 5.375% 5/15/23	450,000	457,875
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	904,423	981,299
9.75% 1/15/17	903,885	1,003,313
12% 1/15/16 (c)	172,971	188,971
United Continental Holdings, Inc.:
6% 12/1/20	2,635,000	2,710,756
6% 7/15/26	2,575,000	2,491,313
6% 7/15/28	1,705,000	1,624,013
6.375% 6/1/18	185,000	193,325
XPO Logistics, Inc. 7.875% 9/1/19 (c)	1,070,000	1,120,825
		33,925,012
Nonconvertible Bonds - continued
	Principal Amount	Value
Automotive - 1.4%
American Axle & Manufacturing, Inc.:
5.125% 2/15/19	$ 335,000	$ 340,025
6.25% 3/15/21	2,970,000	3,118,500
Dana Holding Corp.:
6% 9/15/23	690,000	724,500
6.75% 2/15/21	1,210,000	1,285,625
Schaeffler Finance BV 4.75% 5/15/21 (c)	1,460,000	1,456,350
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (c)(f)	550,000	569,250
6.75% 11/15/22 pay-in-kind (c)(f)	735,000	777,263
6.875% 8/15/18 pay-in-kind (c)(f)	2,965,000	3,105,838
		11,377,351
Banks & Thrifts - 0.8%
Ocwen Financial Corp. 6.625% 5/15/19 (c)	3,875,000	3,642,500
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	2,140,000	2,167,324
6% 12/19/23	215,000	231,310
		6,041,134
Broadcasting - 1.6%
Clear Channel Communications, Inc.:
5.5% 12/15/16	8,420,000	7,977,950
9% 12/15/19	1,230,000	1,243,069
10% 1/15/18	3,000,000	2,506,875
Gray Television, Inc. 7.5% 10/1/20	820,000	857,925
		12,585,819
Building Materials - 2.6%
Building Materials Corp. of America:
5.375% 11/15/24 (c)(e)	1,955,000	1,959,888
6.75% 5/1/21 (c)	2,385,000	2,557,913
6.875% 8/15/18 (c)	2,715,000	2,819,528
Building Materials Holding Corp. 9% 9/15/18 (c)	2,790,000	3,006,225
CEMEX Finance LLC 6% 4/1/24 (c)	1,190,000	1,213,443
CEMEX S.A.B. de CV 6.5% 12/10/19 (c)	750,000	803,438
HD Supply, Inc. 7.5% 7/15/20	5,270,000	5,612,550
Headwaters, Inc.:
7.25% 1/15/19	520,000	533,000
7.625% 4/1/19	2,175,000	2,272,875
		20,778,860
Cable TV - 2.1%
Altice SA 7.75% 5/15/22 (c)	3,975,000	4,173,750
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable TV - continued
Cablevision Systems Corp. 7.75% 4/15/18	$ 530,000	$ 590,420
Cogeco Cable, Inc. 4.875% 5/1/20 (c)	450,000	450,000
Numericable Group SA:
4.875% 5/15/19 (c)	1,430,000	1,426,425
6% 5/15/22 (c)	2,475,000	2,530,688
6.25% 5/15/24 (c)	490,000	504,088
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (c)	1,835,000	1,922,163
Virgin Media Finance PLC 6% 10/15/24 (c)	630,000	655,200
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (c)(f)	205,000	212,175
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (c)	3,930,000	4,273,875
		16,738,784
Capital Goods - 0.5%
J.B. Poindexter & Co., Inc. 9% 4/1/22 (c)	3,615,000	3,940,350
Chemicals - 2.8%
Eco Services Operations LLC/Eco Finance Corp. 8.5% 11/1/22 (c)	1,780,000	1,833,400
LSB Industries, Inc. 7.75% 8/1/19	1,085,000	1,157,912
NOVA Chemicals Corp. 5% 5/1/25 (c)	2,310,000	2,385,075
Nufarm Australia Ltd. 6.375% 10/15/19 (c)	3,740,000	3,758,700
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19	8,051,000	8,513,933
Tronox Finance LLC 6.375% 8/15/20	4,605,000	4,731,638
		22,380,658
Consumer Products - 0.1%
Prestige Brands, Inc. 5.375% 12/15/21 (c)	1,125,000	1,088,438
Containers - 1.8%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (c)(f)	1,720,000	1,702,674
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.2341% 12/15/19 (c)(f)	2,120,000	2,072,300
6% 6/30/21 (c)	1,495,000	1,474,444
6.25% 1/31/19 (c)	500,000	503,750
6.75% 1/31/21 (c)	580,000	593,050
7% 11/15/20 (c)	105,000	107,100
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (c)	1,415,000	1,411,463
Nonconvertible Bonds - continued
	Principal Amount	Value
Containers - continued
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	$ 2,645,000	$ 2,598,713
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	3,455,000	3,593,200
		14,056,694
Diversified Financial Services - 5.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.75% 5/15/19 (c)	1,790,000	1,776,575
4.5% 5/15/21 (c)	1,725,000	1,742,250
5% 10/1/21 (c)	2,065,000	2,147,600
Aircastle Ltd.:
5.125% 3/15/21	1,535,000	1,554,188
6.25% 12/1/19	1,175,000	1,251,375
FLY Leasing Ltd.:
6.375% 10/15/21	1,470,000	1,462,650
6.75% 12/15/20	2,710,000	2,791,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	3,120,000	3,174,600
5.875% 2/1/22	7,155,000	7,351,763
6% 8/1/20	4,635,000	4,866,750
ILFC E-Capital Trust II 6.25% 12/21/65 (c)(f)	3,100,000	2,999,250
International Lease Finance Corp. 5.875% 8/15/22	1,290,000	1,399,650
SLM Corp.:
4.875% 6/17/19	4,765,000	4,836,475
5.5% 1/15/19	2,080,000	2,156,960
8% 3/25/20	1,020,000	1,170,450
		40,681,836
Diversified Media - 0.5%
MDC Partners, Inc. 6.75% 4/1/20 (c)	1,075,000	1,115,313
Nielsen Finance LLC/Nielsen Finance Co. 4.5% 10/1/20	1,725,000	1,725,345
The Nielsen Co. S.a.r.l. (Luxembourg) 5.5% 10/1/21 (c)	1,165,000	1,208,688
		4,049,346
Electric Utilities - 4.1%
Atlantic Power Corp. 9% 11/15/18	3,340,000	3,356,700
Calpine Corp.:
5.375% 1/15/23	1,750,000	1,767,500
5.75% 1/15/25	875,000	885,938
Nonconvertible Bonds - continued
	Principal Amount	Value
Electric Utilities - continued
NRG Energy, Inc.:
6.25% 7/15/22	$ 2,105,000	$ 2,199,725
6.25% 5/1/24 (c)	2,590,000	2,674,175
NSG Holdings II, LLC 7.75% 12/15/25 (c)	9,460,000	10,193,150
RJS Power Holdings LLC 5.125% 7/15/19 (c)	2,280,000	2,268,600
The AES Corp.:
4.875% 5/15/23	1,120,000	1,117,200
7.375% 7/1/21	6,775,000	7,729,848
		32,192,836
Energy - 11.5%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23	1,405,000	1,468,225
4.875% 3/15/24	555,000	579,975
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.7413% 8/1/19 (c)(f)	990,000	876,150
7.125% 11/1/20 (c)	985,000	852,025
7.375% 11/1/21 (c)	1,765,000	1,544,375
Antero Resources Corp. 5.125% 12/1/22 (c)	2,240,000	2,240,448
Approach Resources, Inc. 7% 6/15/21	2,075,000	1,909,000
Basic Energy Services, Inc. 7.75% 2/15/19	350,000	341,250
California Resources Corp.:
5% 1/15/20 (c)	915,000	928,725
5.5% 9/15/21 (c)	1,190,000	1,213,800
6% 11/15/24 (c)	795,000	810,900
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.875% 4/15/21	1,030,000	1,089,225
6.125% 7/15/22	2,375,000	2,582,813
Citgo Petroleum Corp. 6.25% 8/15/22 (c)	1,310,000	1,332,925
Consolidated Energy Finance SA 6.75% 10/15/19 (c)	3,590,000	3,661,800
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	690,000	696,900
7.75% 4/1/19	940,000	988,175
Denbury Resources, Inc.:
5.5% 5/1/22	2,145,000	2,112,825
6.375% 8/15/21	1,555,000	1,624,975
Dynegy Finance I, Inc./Dynegy Finance II, Inc.:
6.75% 11/1/19 (c)	730,000	755,550
7.375% 11/1/22 (c)	725,000	766,688
7.625% 11/1/24 (c)	2,890,000	3,063,400
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (c)	$ 6,325,000	$ 6,388,250
Energy Partners Ltd. 8.25% 2/15/18	2,645,000	2,565,650
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	6,175,000	6,746,188
Exterran Holdings, Inc. 7.25% 12/1/18	1,775,000	1,823,813
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	2,755,000	2,658,575
6% 10/1/22 (c)	965,000	926,400
Forbes Energy Services Ltd. 9% 6/15/19	3,310,000	3,194,150
Gibson Energy, Inc. 6.75% 7/15/21 (c)	2,425,000	2,576,563
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (c)	925,000	888,000
Hornbeck Offshore Services, Inc.:
5% 3/1/21	1,195,000	1,063,550
5.875% 4/1/20	780,000	733,200
Northern Tier Energy LLC/Northern Tier Finance Corp.:
7.125% 11/15/20	2,695,000	2,829,750
7.125% 11/15/20 (c)	1,585,000	1,664,250
Offshore Group Investment Ltd.:
7.125% 4/1/23	1,200,000	990,000
7.5% 11/1/19	5,035,000	4,292,338
Parsley Energy LLC/Parsley 7.5% 2/15/22 (c)	3,895,000	3,817,100
Rice Energy, Inc. 6.25% 5/1/22 (c)	5,440,000	5,259,800
Rosetta Resources, Inc.:
5.625% 5/1/21	2,060,000	1,998,200
5.875% 6/1/24	520,000	499,200
RSP Permian, Inc. 6.625% 10/1/22 (c)	360,000	359,028
Samson Investment Co. 9.75% 2/15/20 (f)	2,015,000	1,491,100
SemGroup Corp. 7.5% 6/15/21	2,355,000	2,478,638
Teine Energy Ltd. 6.875% 9/30/22 (c)	2,745,000	2,600,888
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19 (c)	475,000	488,063
6.125% 10/15/21	545,000	559,988
6.25% 10/15/22 (c)	505,000	522,675
		90,855,506
Entertainment/Film - 0.3%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22 (c)	750,000	774,375
5.875% 3/15/25 (c)	1,375,000	1,443,750
		2,218,125
Nonconvertible Bonds - continued
	Principal Amount	Value
Environmental - 1.1%
ADS Waste Holdings, Inc. 8.25% 10/1/20	$ 3,345,000	$ 3,503,888
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (c)	3,403,000	3,624,195
Tervita Corp. 9.75% 11/1/19 (c)	1,740,000	1,496,400
		8,624,483
Food & Drug Retail - 1.4%
JBS Investments GmbH:
7.25% 4/3/24 (c)	995,000	1,062,163
7.75% 10/28/20 (c)	2,200,000	2,410,386
Minerva Luxmbourg SA 7.75% 1/31/23 (c)	4,250,000	4,441,250
SUPERVALU, Inc. 6.75% 6/1/21	2,960,000	2,900,800
		10,814,599
Food/Beverage/Tobacco - 3.2%
DS Waters of America, Inc. 10% 9/1/21	940,000	1,038,700
ESAL GmbH 6.25% 2/5/23 (c)	8,940,000	9,118,800
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (c)	2,050,000	2,170,438
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.875% 7/15/24 (c)	1,530,000	1,537,650
7.25% 6/1/21 (c)	1,850,000	1,970,250
8.25% 2/1/20 (c)	4,220,000	4,515,400
Post Holdings, Inc. 6% 12/15/22 (c)	4,555,000	4,395,575
Vector Group Ltd. 7.75% 2/15/21	730,000	791,138
		25,537,951
Gaming - 2.6%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (c)	1,555,000	1,446,150
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (c)	4,475,000	4,452,625
MCE Finance Ltd. 5% 2/15/21 (c)	3,535,000	3,481,975
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20 (c)	3,440,000	3,336,800
11% 10/1/21 (c)	1,735,000	1,611,381
Scientific Games Corp. 6.625% 5/15/21 (c)	5,075,000	4,034,625
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (c)	940,000	925,900
Wynn Macau Ltd. 5.25% 10/15/21 (c)	1,080,000	1,080,000
		20,369,456
Healthcare - 3.9%
AmSurg Corp. 5.625% 7/15/22 (c)	885,000	916,971
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
Community Health Systems, Inc.:
5.125% 8/1/21	$ 620,000	$ 647,900
6.875% 2/1/22	2,995,000	3,227,113
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	950,000	959,500
8.75% 3/15/18	110,000	116,050
9.875% 4/15/18	1,555,000	1,636,638
Fresenius Medical Care U.S. Finance II, Inc.:
4.125% 10/15/20 (c)	1,900,000	1,905,938
4.75% 10/15/24 (c)	1,955,000	1,961,109
Grifols Worldwide Operations Ltd. 5.25% 4/1/22 (c)	720,000	738,000
HCA Holdings, Inc.:
5% 3/15/24	1,295,000	1,335,482
5.25% 4/15/25	1,395,000	1,445,569
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	3,740,000	3,880,250
Tenet Healthcare Corp.:
5% 3/1/19 (c)	1,245,000	1,246,556
8.125% 4/1/22	9,670,000	11,084,205
		31,101,281
Homebuilders/Real Estate - 2.1%
CBRE Group, Inc. 5% 3/15/23	3,000,000	3,060,000
D.R. Horton, Inc. 4.375% 9/15/22	3,175,000	3,135,313
Howard Hughes Corp. 6.875% 10/1/21 (c)	1,725,000	1,824,188
Lennar Corp. 4.5% 6/15/19	1,815,000	1,847,906
Standard Pacific Corp. 8.375% 5/15/18	3,432,000	3,972,540
Toll Brothers Finance Corp. 4.375% 4/15/23	1,365,000	1,337,700
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (c)	550,000	547,250
5.875% 6/15/24 (c)	400,000	408,000
William Lyon Homes, Inc. 5.75% 4/15/19	350,000	348,250
		16,481,147
Hotels - 0.3%
Playa Resorts Holding BV 8% 8/15/20 (c)	2,379,000	2,474,160
Leisure - 1.7%
24 Hour Holdings III LLC 8% 6/1/22 (c)	3,435,000	3,246,075
NCL Corp. Ltd. 5% 2/15/18	3,650,000	3,650,000
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22	4,025,000	4,206,125
7.5% 10/15/27	1,925,000	2,204,125
		13,306,325
Nonconvertible Bonds - continued
	Principal Amount	Value
Metals/Mining - 3.6%
CONSOL Energy, Inc. 5.875% 4/15/22 (c)	$ 2,850,000	$ 2,892,750
FMG Resources (August 2006) Pty Ltd. 8.25% 11/1/19 (c)	925,000	959,688
Imperial Metals Corp. 7% 3/15/19 (c)	1,620,000	1,534,950
Lundin Mining Corp.:
7.5% 11/1/20 (c)	2,045,000	2,131,913
7.875% 11/1/22 (c)	2,065,000	2,147,600
Murray Energy Corp.:
8.625% 6/15/21 (c)	2,275,000	2,348,938
9.5% 12/5/20 (c)	4,525,000	4,841,750
New Gold, Inc. 6.25% 11/15/22 (c)	3,665,000	3,582,538
Peabody Energy Corp.:
6.25% 11/15/21	2,135,000	2,021,578
7.875% 11/1/26	700,000	658,000
Rain CII Carbon LLC/CII Carbon Corp. 8.25% 1/15/21 (c)	3,445,000	3,513,900
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (c)	1,555,000	1,508,350
		28,141,955
Paper - 0.4%
Sappi Papier Holding GmbH 6.625% 4/15/21 (c)	3,375,000	3,510,000
Publishing/Printing - 1.7%
Cenveo Corp. 6% 8/1/19 (c)	3,100,000	2,983,750
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21	4,890,000	5,525,700
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (c)(f)	4,120,000	4,068,500
R.R. Donnelley & Sons Co. 7% 2/15/22	700,000	749,000
		13,326,950
Restaurants - 0.5%
1011778 BC ULC/New Red Finance, Inc. 6% 4/1/22 (c)	3,290,000	3,335,238
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc. 10.5% 1/15/20	765,000	797,513
		4,132,751
Services - 5.4%
Abengoa Greenfield SA 6.5% 10/1/19 (c)	2,150,000	2,155,375
ADT Corp. 4.125% 4/15/19	2,085,000	2,066,756
Anna Merger Sub, Inc. 7.75% 10/1/22 (c)	1,235,000	1,258,156
Nonconvertible Bonds - continued
	Principal Amount	Value
Services - continued
APX Group, Inc.:
6.375% 12/1/19	$ 6,185,000	$ 6,076,763
8.75% 12/1/20	6,500,000	5,622,500
8.75% 12/1/20 (c)	1,315,000	1,137,475
Audatex North America, Inc. 6% 6/15/21 (c)	3,390,000	3,584,925
Bankrate, Inc. 6.125% 8/15/18 (c)	1,595,000	1,563,100
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (c)	1,305,000	1,373,513
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (c)	2,650,000	2,640,063
CBRE Group, Inc. 5.25% 3/15/25	825,000	844,594
FTI Consulting, Inc. 6.75% 10/1/20	2,560,000	2,700,800
Garda World Security Corp.:
7.25% 11/15/21 (c)	150,000	149,250
7.25% 11/15/21 (c)	390,000	388,050
Hertz Corp. 6.25% 10/15/22	2,925,000	2,983,500
IHS, Inc. 5% 11/1/22 (c)	1,830,000	1,857,450
The GEO Group, Inc. 5.875% 1/15/22	2,720,000	2,828,800
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind (f)	2,975,000	3,094,000
		42,325,070
Shipping - 1.6%
Aguila 3 SA 7.875% 1/31/18 (c)	4,355,000	4,365,888
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (c)	2,290,000	2,330,075
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (c)	4,270,000	4,291,350
8.125% 2/15/19	930,000	899,775
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (c)	860,000	866,450
		12,753,538
Steel - 1.4%
JMC Steel Group, Inc. 8.25% 3/15/18 (c)	7,195,000	7,302,925
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17	900,000	947,250
11.25% 10/15/18	1,351,000	1,472,590
Steel Dynamics, Inc. 5.125% 10/1/21 (c)	1,495,000	1,547,325
		11,270,090
Super Retail - 1.0%
JC Penney Corp., Inc.:
5.65% 6/1/20	2,345,000	1,928,763
5.75% 2/15/18	2,690,000	2,515,150
Nonconvertible Bonds - continued
	Principal Amount	Value
Super Retail - continued
JC Penney Corp., Inc.: - continued
7.4% 4/1/37	$ 2,605,000	$ 2,005,850
8.125% 10/1/19	1,110,000	1,065,600
		7,515,363
Technology - 4.5%
ADT Corp.:
4.125% 6/15/23	715,000	657,800
6.25% 10/15/21	2,110,000	2,215,500
Advanced Micro Devices, Inc.:
6.75% 3/1/19	1,860,000	1,757,700
7% 7/1/24	950,000	833,625
BMC Software Finance, Inc. 8.125% 7/15/21 (c)	3,760,000	3,600,200
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (c)(f)	1,370,000	1,228,726
Brocade Communications Systems, Inc. 4.625% 1/15/23	2,210,000	2,154,750
Cogent Communications Finance, Inc. 5.625% 4/15/21 (c)	625,000	610,938
Compiler Finance Sub, Inc. 7% 5/1/21 (c)	675,000	617,625
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% 5/1/21 pay-in-kind (c)(f)	400,000	405,000
Lucent Technologies, Inc.:
6.45% 3/15/29	5,740,000	5,524,750
6.5% 1/15/28	2,050,000	1,973,125
Micron Technology, Inc. 5.875% 2/15/22 (c)	305,000	320,250
Nuance Communications, Inc. 5.375% 8/15/20 (c)	5,475,000	5,502,375
Sungard Availability Services Capital, Inc. 8.75% 4/1/22 (c)	2,600,000	1,911,000
Viasystems, Inc. 7.875% 5/1/19 (c)	2,810,000	2,978,600
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	2,170,000	2,381,575
13.375% 10/15/19	1,070,000	1,219,800
		35,893,339
Telecommunications - 8.6%
Alcatel-Lucent U.S.A., Inc.:
6.75% 11/15/20 (c)	2,115,000	2,178,450
8.875% 1/1/20 (c)	2,035,000	2,233,413
Altice Financing SA:
6.5% 1/15/22 (c)	390,000	400,725
7.875% 12/15/19 (c)	1,650,000	1,759,313
Altice Finco SA 9.875% 12/15/20 (c)	6,195,000	6,907,425
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
Columbus International, Inc. 7.375% 3/30/21 (c)	$ 7,230,000	$ 7,663,800
Digicel Group Ltd.:
6% 4/15/21 (c)	3,365,000	3,398,650
7% 2/15/20 (c)	200,000	207,500
7.125% 4/1/22 (c)	1,835,000	1,844,175
8.25% 9/1/17 (c)	3,535,000	3,618,956
8.25% 9/30/20 (c)	3,200,000	3,344,000
DigitalGlobe, Inc. 5.25% 2/1/21 (c)	5,545,000	5,392,513
FairPoint Communications, Inc. 8.75% 8/15/19 (c)	2,410,000	2,542,550
Level 3 Escrow II, Inc. 5.375% 8/15/22 (c)	2,635,000	2,681,113
MasTec, Inc. 4.875% 3/15/23	1,680,000	1,604,400
SBA Communications Corp. 4.875% 7/15/22 (c)	1,785,000	1,758,002
Sprint Capital Corp.:
6.875% 11/15/28	3,675,000	3,573,938
8.75% 3/15/32	3,215,000	3,592,763
T-Mobile U.S.A., Inc.:
5.25% 9/1/18	1,735,000	1,800,063
6% 3/1/23	1,500,000	1,545,000
6.375% 3/1/25	2,850,000	2,928,375
6.464% 4/28/19	1,565,000	1,631,513
TW Telecom Holdings, Inc.:
5.375% 10/1/22	1,815,000	2,005,575
6.375% 9/1/23	845,000	963,300
Wind Acquisition Finance SA 7.375% 4/23/21 (c)	2,230,000	2,179,825
		67,755,337
TOTAL NONCONVERTIBLE BONDS (Cost $669,462,845)		675,743,126
Common Stocks - 0.0%
Shares
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (a)(c) (Cost $864,258)	1	92,272
Bank Loan Obligations - 11.0%
	Principal Amount
Aerospace - 0.1%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (f)	$ 977,550	960,443
Bank Loan Obligations - continued
	Principal Amount	Value
Automotive - 0.1%
Chrysler Group LLC term loan 3.25% 12/31/18 (f)	$ 1,079,575	$ 1,068,779
Broadcasting - 0.6%
Clear Channel Communications, Inc. Tranche D, term loan 6.904% 1/30/19 (f)	5,025,000	4,742,344
Building Materials - 0.3%
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (f)	1,701,450	1,667,421
Tranche 2LN, term loan 7.75% 4/1/22 (f)	340,000	339,150
		2,006,571
Cable TV - 0.2%
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (f)	731,850	732,882
Tranche B 2LN, term loan 4.5% 5/8/20 (f)	633,150	634,043
		1,366,925
Capital Goods - 0.4%
Husky Injection Molding Systems Ltd.:
Tranche 1LN, term loan 4.25% 6/30/21 (f)	2,271,331	2,240,100
Tranche 2LN, term loan 7.25% 6/30/22 (f)	875,000	856,406
		3,096,506
Containers - 0.8%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (f)	1,225,000	1,214,281
Berlin Packaging, LLC:
Tranche 2LN, term loan 7.75% 10/1/22 (f)	480,000	478,800
Tranche B 1LN, term loan 4.5% 10/1/21 (f)	1,480,000	1,470,750
Signode Packaging Systems, Inc. Tranche B, term loan 4% 5/1/21 (f)	2,994,519	2,934,628
		6,098,459
Diversified Financial Services - 0.3%
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (f)	1,320,000	1,312,304
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/9/22 (f)	925,000	920,375
Tranche B 1LN, term loan 4.75% 9/11/21 (f)	235,000	233,825
		2,466,504
Electric Utilities - 0.2%
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (f)	1,210,000	1,210,000
Southwire LLC, Tranche B, term loan 3.25% 2/10/21 (f)	726,350	704,560
		1,914,560
Bank Loan Obligations - continued
	Principal Amount	Value
Energy - 1.5%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (f)	$ 645,000	$ 622,425
Energy Transfer Equity LP Tranche B, term loan 3.25% 12/2/19 (f)	2,100,000	2,055,753
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (f)	3,445,000	3,315,813
Tranche B 1LN, term loan 3.875% 9/30/18 (f)	341,862	333,315
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (f)	3,120,000	3,162,900
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (f)	2,293,235	2,163,919
		11,654,125
Gaming - 0.7%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (f)	2,180,000	2,166,375
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (f)	329,175	310,247
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (f)	565,725	563,604
Scientific Games Corp. Tranch B 2LN, term loan 6% 10/21/21 (f)	2,200,000	2,153,360
		5,193,586
Healthcare - 1.2%
AmSurg Corp. Tranche B, term loan 3.75% 7/16/21 (f)	119,700	119,102
Endo Luxembourg Finance I Comp Tranche B, term loan 3.25% 2/28/21 (f)	2,099,450	2,071,905
Grifols, S.A. Tranche B, term loan 3.154% 2/27/21 (f)	3,452,650	3,409,492
MPH Acquisition Holdings LLC Tranche B, term loan 4% 3/31/21 (f)	1,110,909	1,090,080
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (f)	1,040,000	1,037,400
Tranche B 1LN, term loan 4.25% 1/28/21 (f)	1,843,000	1,806,140
		9,534,119
Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (f)	179,550	179,101
Bank Loan Obligations - continued
	Principal Amount	Value
Metals/Mining - 0.4%
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (f)	$ 1,390,950	$ 1,356,176
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (f)	1,821,600	1,753,290
		3,109,466
Publishing/Printing - 0.5%
ARC Document Solutions, Inc. Tranche B, term loan 6.25% 12/20/18 (f)	3,609,425	3,609,425
Restaurants - 0.7%
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (f)	5,031,689	4,905,896
TGI Friday's, Inc.:
Tranche B 1LN, term loan 5.25% 7/15/20 (f)	322,267	321,461
Tranche B 2LN, term loan 9.25% 7/15/21 (f)	365,000	359,525
		5,586,882
Services - 1.2%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (f)	2,565,613	2,543,163
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (f)	1,630,000	1,599,438
Garda World Security Corp.:
term loan 4% 11/8/20 (f)	2,275,063	2,223,874
Tranche DD, term loan 4% 11/8/20 (f)	581,993	568,898
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (f)	1,999,728	1,929,737
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (f)	890,525	871,601
		9,736,711
Shipping - 0.1%
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (f)	674,900	661,402
Steel - 0.2%
Atkore International, Inc.:
Tranche 2LN, term loan 7.75% 10/9/21 (f)	560,000	550,200
Tranche B 1LN, term loan 4.5% 4/9/21 (f)	1,002,488	994,969
		1,545,169
Bank Loan Obligations - continued
	Principal Amount	Value
Super Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (f)	$ 94,763	$ 92,630
6% 5/22/18 (f)	1,701,385	1,682,245
		1,774,875
Technology - 1.0%
DealerTrack Holdings, Inc. Tranche B LN, term loan 3.5% 2/28/21 (f)	1,989,135	1,964,271
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (f)	472,070	464,989
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (f)	1,165,000	1,194,125
NXP BV Tranche D, term loan 3.25% 1/11/20 (f)	2,069,100	2,045,823
Sungard Availability Services Capital, Inc. Tranche B, term loan 6% 3/31/19 (f)	2,552,175	2,271,436
		7,940,644
Telecommunications - 0.3%
Level 3 Financing, Inc. Tranche B 5LN, term loan 4.5% 1/31/22 (f)	2,550,000	2,559,690
TOTAL BANK LOAN OBLIGATIONS (Cost $88,113,000)		86,806,286
Preferred Securities - 1.3%

Banks & Thrifts - 1.3%
Barclays Bank PLC 7.625% 11/21/22	4,405,000	4,948,383
Barclays PLC 8.25% (d)(f)	3,590,000	3,744,917
Credit Agricole SA 6.625% (c)(d)(f)	1,490,000	1,465,583
TOTAL PREFERRED SECURITIES (Cost $9,667,296)		10,158,883
Money Market Funds - 0.5%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b) (Cost $4,390,954)	4,390,954	$ 4,390,954
TOTAL INVESTMENT PORTFOLIO - 98.2% (Cost $772,498,353)		777,191,521
NET OTHER ASSETS (LIABILITIES) - 1.8%		14,011,579
NET ASSETS - 100%		$ 791,203,100
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $357,729,193 or 45.2% of net assets.

(d) Security is perpetual in nature with no stated maturity date.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,921
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$ 92,272	$ -	$ -	$ 92,272
Corporate Bonds	675,743,126	-	675,743,126	-
Bank Loan Obligations	86,806,286	-	86,806,286	-
Preferred Securities	10,158,883	-	10,158,883	-
Money Market Funds	4,390,954	4,390,954	-	-
Total Investments in Securities:	$ 777,191,521	$ 4,390,954	$ 772,708,295	$ 92,272
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	72.8%
Luxembourg	5.8%
Canada	4.8%
Bermuda	2.9%
Austria	1.9%
Netherlands	1.9%
United Kingdom	1.5%
Ireland	1.5%
Marshall Islands	1.3%
Cayman Islands	1.2%
Australia	1.1%
Barbados	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $768,107,399)	$ 772,800,567
Fidelity Central Funds (cost $4,390,954)	4,390,954
Total Investments (cost $772,498,353)		$ 777,191,521
Cash		527,901
Receivable for investments sold		17,351,188
Receivable for fund shares sold		523,707
Interest receivable		12,230,084
Distributions receivable from Fidelity Central Funds		1,699
Prepaid expenses		1,840
Other receivables		5
Total assets		809,827,945

Liabilities
Payable for investments purchased Regular delivery	$ 8,741,112
Delayed delivery	3,260,000
Payable for fund shares redeemed	3,302,532
Distributions payable	562,965
Accrued management fee	370,486
Distribution and service plan fees payable	171,930
Other affiliated payables	159,404
Other payables and accrued expenses	56,416
Total liabilities		16,624,845

Net Assets		$ 791,203,100
Net Assets consist of:
Paid in capital		$ 766,906,160
Undistributed net investment income		3,311,724
Accumulated undistributed net realized gain (loss) on investments		16,292,048
Net unrealized appreciation (depreciation) on investments		4,693,168
Net Assets		$ 791,203,100

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($243,986,867 ÷ 29,297,019 shares)	$ 8.33

Maximum offering price per share (100/96.00 of $8.33)	$ 8.68
Class T: Net Asset Value and redemption price per share ($86,166,319 ÷ 10,365,803 shares)	$ 8.31

Maximum offering price per share (100/96.00 of $8.31)	$ 8.66
Class B: Net Asset Value and offering price per share ($9,218,316 ÷ 1,110,410 shares)A	$ 8.30

Class C: Net Asset Value and offering price per share ($114,454,959 ÷ 13,783,272 shares)A	$ 8.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($337,376,639 ÷ 40,437,643 shares)	$ 8.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 318,332
Interest		51,433,589
Income from Fidelity Central Funds		23,921
Total income		51,775,842

Expenses
Management fee	$ 4,751,813
Transfer agent fees	1,720,739
Distribution and service plan fees	2,212,185
Accounting fees and expenses	311,798
Custodian fees and expenses	21,648
Independent trustees' compensation	3,503
Registration fees	92,990
Audit	67,494
Legal	5,452
Miscellaneous	7,617
Total expenses before reductions	9,195,239
Expense reductions	(84,741)	9,110,498
Net investment income (loss)		42,665,344
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		19,130,548
Change in net unrealized appreciation (depreciation) on investment securities		(24,730,423)
Net gain (loss)		(5,599,875)
Net increase (decrease) in net assets resulting from operations		$ 37,065,469

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,665,344	$ 50,536,768
Net realized gain (loss)	19,130,548	36,587,680
Change in net unrealized appreciation (depreciation)	(24,730,423)	(24,249,415)
Net increase (decrease) in net assets resulting from operations	37,065,469	62,875,033
Distributions to shareholders from net investment income	(42,403,704)	(48,912,015)
Distributions to shareholders from net realized gain	(37,717,635)	(10,710,125)
Total distributions	(80,121,339)	(59,622,140)
Share transactions - net increase (decrease)	(35,829,882)	(160,938,070)
Redemption fees	52,404	74,188
Total increase (decrease) in net assets	(78,833,348)	(157,610,989)

Net Assets
Beginning of period	870,036,448	1,027,647,437
End of period (including undistributed net investment income of $3,311,724 and undistributed net investment income of $11,658,201, respectively)	$ 791,203,100	$ 870,036,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.77	$ 8.73	$ 8.38	$ 8.59	$ 7.87
Income from Investment Operations
Net investment income (loss) C	.432	.473	.539	.581	.637
Net realized and unrealized gain (loss)	(.058)	.117	.411	(.204)	.673
Total from investment operations	.374	.590	.950	.377	1.310
Distributions from net investment income	(.429)	(.457)	(.551)	(.589)	(.591)
Distributions from net realized gain	(.386)	(.094)	(.050)	-	-
Total distributions	(.815)	(.551)	(.601)	(.589)	(.591)
Redemption fees added to paid in capital C	.001	.001	.001	.002	.001
Net asset value, end of period	$ 8.33	$ 8.77	$ 8.73	$ 8.38	$ 8.59
Total ReturnA, B	4.51%	6.99%	11.84%	4.53%	17.33%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.03%	1.03%	1.04%	1.06%
Expenses net of fee waivers, if any	1.03%	1.03%	1.03%	1.04%	1.06%
Expenses net of all reductions	1.03%	1.03%	1.03%	1.04%	1.06%
Net investment income (loss)	5.09%	5.40%	6.35%	6.82%	7.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 243,987	$ 280,769	$ 331,436	$ 264,110	$ 278,577
Portfolio turnover rateE	79%	76%	48%	75%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.76	$ 8.72	$ 8.37	$ 8.57	$ 7.86
Income from Investment Operations
Net investment income (loss) C	.429	.469	.536	.578	.633
Net realized and unrealized gain (loss)	(.067)	.119	.411	(.193)	.665
Total from investment operations	.362	.588	.947	.385	1.298
Distributions from net investment income	(.427)	(.455)	(.548)	(.587)	(.589)
Distributions from net realized gain	(.386)	(.094)	(.050)	-	-
Total distributions	(.813)	(.549)	(.598)	(.587)	(.589)
Redemption fees added to paid in capital C	.001	.001	.001	.002	.001
Net asset value, end of period	$ 8.31	$ 8.76	$ 8.72	$ 8.37	$ 8.57
Total ReturnA, B	4.38%	6.97%	11.83%	4.63%	17.17%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.05%	1.06%	1.07%	1.11%
Expenses net of fee waivers, if any	1.05%	1.05%	1.06%	1.07%	1.10%
Expenses net of all reductions	1.05%	1.05%	1.06%	1.07%	1.10%
Net investment income (loss)	5.07%	5.38%	6.32%	6.79%	7.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,166	$ 90,901	$ 105,518	$ 92,746	$ 119,576
Portfolio turnover rateE	79%	76%	48%	75%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 8.71	$ 8.36	$ 8.57	$ 7.85
Income from Investment Operations
Net investment income (loss) C	.372	.408	.477	.521	.579
Net realized and unrealized gain (loss)	(.068)	.119	.412	(.204)	.676
Total from investment operations	.304	.527	.889	.317	1.255
Distributions from net investment income	(.369)	(.394)	(.490)	(.529)	(.536)
Distributions from net realized gain	(.386)	(.094)	(.050)	-	-
Total distributions	(.755)	(.488)	(.540)	(.529)	(.536)
Redemption fees added to paid in capital C	.001	.001	.001	.002	.001
Net asset value, end of period	$ 8.30	$ 8.75	$ 8.71	$ 8.36	$ 8.57
Total ReturnA, B	3.67%	6.24%	11.08%	3.81%	16.58%
Ratios to Average Net Assets D, F
Expenses before reductions	1.73%	1.75%	1.76%	1.77%	1.80%
Expenses net of fee waivers, if any	1.73%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.73%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	4.38%	4.68%	5.64%	6.11%	7.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,218	$ 13,176	$ 17,309	$ 19,647	$ 29,065
Portfolio turnover rateE	79%	76%	48%	75%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 8.71	$ 8.36	$ 8.57	$ 7.85
Income from Investment Operations
Net investment income (loss) C	.365	.405	.474	.516	.575
Net realized and unrealized gain (loss)	(.066)	.119	.412	(.202)	.675
Total from investment operations	.299	.524	.886	.314	1.250
Distributions from net investment income	(.364)	(.391)	(.487)	(.526)	(.531)
Distributions from net realized gain	(.386)	(.094)	(.050)	-	-
Total distributions	(.750)	(.485)	(.537)	(.526)	(.531)
Redemption fees added to paid in capital C	.001	.001	.001	.002	.001
Net asset value, end of period	$ 8.30	$ 8.75	$ 8.71	$ 8.36	$ 8.57
Total ReturnA, B	3.60%	6.20%	11.03%	3.77%	16.51%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.79%	1.79%	1.79%	1.81%
Expenses net of fee waivers, if any	1.80%	1.79%	1.79%	1.79%	1.81%
Expenses net of all reductions	1.80%	1.79%	1.79%	1.79%	1.81%
Net investment income (loss)	4.32%	4.64%	5.60%	6.08%	7.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 114,455	$ 126,952	$ 149,591	$ 120,710	$ 121,796
Portfolio turnover rateE	79%	76%	48%	75%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.79	$ 8.75	$ 8.40	$ 8.60	$ 7.88
Income from Investment Operations
Net investment income (loss) B	.447	.489	.556	.598	.655
Net realized and unrealized gain (loss)	(.068)	.116	.409	(.195)	.673
Total from investment operations	.379	.605	.965	.403	1.328
Distributions from net investment income	(.444)	(.472)	(.566)	(.605)	(.609)
Distributions from net realized gain	(.386)	(.094)	(.050)	-	-
Total distributions	(.830)	(.566)	(.616)	(.605)	(.609)
Redemption fees added to paid in capital B	.001	.001	.001	.002	.001
Net asset value, end of period	$ 8.34	$ 8.79	$ 8.75	$ 8.40	$ 8.60
Total ReturnA	4.57%	7.16%	12.02%	4.85%	17.55%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.87%	.88%	.88%	.89%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income (loss)	5.27%	5.58%	6.54%	7.01%	8.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 337,377	$ 358,238	$ 423,792	$ 311,790	$ 329,601
Portfolio turnover rateD	79%	76%	48%	75%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,254,168
Gross unrealized depreciation	(13,836,916)
Net unrealized appreciation (depreciation) on securities	$ 5,417,252

Tax Cost	$ 771,774,269

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,586,366
Undistributed long-term capital gain	$ 16,296,789
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,417,252

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 53,054,539	$ 55,634,327
Long-term Capital Gains	27,066,800	3,987,813
Total	$ 80,121,339	$ 59,622,140

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $644,938,917 and $702,040,669, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - cotinued

annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 664,142	$ 13,341
Class T	-%	.25%	224,290	112,672
Class B	.65%	.25%	101,173	73,191
Class C	.75%	.25%	1,222,580	119,939
			$ 2,212,185	$ 319,143

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,830
Class T	4,337
Class B*	16,274
Class C*	7,528
$ 55,969

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - cotinued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 422,299.16
Class T	159,574.18
Class B	23,872.21
Class C	213,843.17
Institutional Class	901,151.25
	$ 1,720,739

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,380 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Institutional Class	.85%	$ 83,810

The investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $117.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $814.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 13,436,571	$ 16,314,142
Class T	4,518,143	5,161,023
Class B	492,596	691,999
Class C	5,263,076	6,288,608
Institutional Class	18,693,318	20,456,243
Total	$ 42,403,704	$ 48,912,015
From net realized gain
Class A	$ 11,887,120	$ 3,483,705
Class T	3,964,314	1,140,878
Class B	562,903	184,860
Class C	5,549,285	1,602,754
Institutional Class	15,754,013	4,297,928
Total	$ 37,717,635	$ 10,710,125

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	6,439,376	7,091,246	$ 54,608,224	$ 62,129,968
Reinvestment of distributions	2,519,401	1,758,588	21,214,725	15,357,657
Shares redeemed	(11,665,459)	(14,804,694)	(99,063,161)	(129,032,339)
Net increase (decrease)	(2,706,682)	(5,954,860)	$ (23,240,212)	$ (51,544,714)
Class T
Shares sold	1,257,168	1,497,548	$ 10,623,921	$ 13,070,279
Reinvestment of distributions	870,505	583,493	7,314,998	5,087,202
Shares redeemed	(2,141,591)	(3,805,963)	(18,094,730)	(33,189,003)
Net increase (decrease)	(13,918)	(1,724,922)	$ (155,811)	$ (15,031,522)

Annual Report

9. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class B
Shares sold	85,249	88,671	$ 721,402	$ 772,890
Reinvestment of distributions	100,036	75,832	839,626	660,444
Shares redeemed	(581,043)	(645,956)	(4,909,278)	(5,631,561)
Net increase (decrease)	(395,758)	(481,453)	$ (3,348,250)	$ (4,198,227)
Class C
Shares sold	1,902,007	2,788,587	$ 16,071,421	$ 24,348,512
Reinvestment of distributions	1,062,043	705,870	8,914,818	6,148,005
Shares redeemed	(3,689,833)	(6,159,803)	(31,110,164)	(53,679,905)
Net increase (decrease)	(725,783)	(2,665,346)	$ (6,123,925)	$ (23,183,388)
Institutional Class
Shares sold	10,381,048	7,283,471	$ 88,482,449	$ 63,781,595
Reinvestment of distributions	3,501,857	2,604,592	29,550,581	22,781,805
Shares redeemed	(14,208,713)	(17,581,432)	(120,994,714)	(153,543,619)
Net increase (decrease)	(325,808)	(7,693,369)	$ (2,961,684)	$ (66,980,219)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/08/14	12/05/14	$0.204

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $16,983,896, or, if subsequently determined to be different, the net capital gain of such year.

A total of .02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $26,303,535 of distributions paid during the period January 1, 2014 to October 31, 2014, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2013 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AHII-UANN-1214
1.784749.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

High Income Advantage

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	2.56%	10.44%	7.76%
Class T (incl. 4.00% sales charge)	2.54%	10.42%	7.74%
Class B (incl. contingent deferred sales charge) A	1.12%	10.27%	7.65%
Class C (incl. contingent deferred sales charge)B	5.05%	10.52%	7.38%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A on October 31, 2004, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds overcame late-period volatility to rise 5.85% for the 12 months ending October 31, 2014, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, continuing a positive multiyear run. High yield benefited from a growing U.S. economy, low default rate, solid corporate fundamentals and monetary support from central banks worldwide. Early on, the index recovered from fears that the Fed might increase interest rates, in conjunction with its plan to wind down its stimulative bond-buying program. Meanwhile, weaker-than-expected economic data in the first quarter of 2014 helped to keep low policy rates in place. High yield advanced steadily until the market shifted in July, when investors exited high yield at a record pace amid unfavorable supply/demand dynamics and new concerns that the Fed could begin to tighten monetary policy. Fed Chair Janet Yellen contributed to the tumult, suggesting high-yield valuations "appear stretched." The index continued its decline in the final months of the period until it staged a slight rebound in October, as concerns about possible deflation in Europe and recession in Japan led to increased expectations for additional market intervention outside the U.S.

Comments from Harley Lank, Portfolio Manager of Fidelity Advisor® High Income Advantage Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 6.84%, 6.81%, 6.12% and 6.05%, respectively (excluding sales charges), outperforming The BofA Merrill Lynch index. The fund performed in line with my expectations, given the market environment and how I structured the portfolio. Specifically, equities outperformed high-yield bonds, and I intentionally held about 15% of the fund's assets in common stocks. My focus on higher-quality investments in the high-yield part of the fund also buoyed relative performance, because the higher-quality bonds benefited more than lower-quality issues from declining interest rates during the period. Overall, we were helped further by favorable security selection within the high-yield bond segment of the fund. From an industry standpoint, the fund was helped most by security selection in technology, telecommunications and diversified financial services. Top contributors included Texas utility TXU - a subsidiary of Energy Future Holdings - out-of-benchmark equity holdings in semiconductor manufacturer Skyworks Solutions and bonds issued by auto financing company Ally Financial. Conversely, security selection in metals & mining hurt, including bond and common stock holdings of coal producer Alpha Natural Resources. An out-of-benchmark investment in the common stock of health-club operator Town Sports International Holdings also dampened the fund's returns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.01%
Actual		$ 1,000.00	$ 1,022.20	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.14
Class T	1.00%
Actual		$ 1,000.00	$ 1,022.10	$ 5.10
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class B	1.72%
Actual		$ 1,000.00	$ 1,018.70	$ 8.75
HypotheticalA		$ 1,000.00	$ 1,016.53	$ 8.74
Class C	1.76%
Actual		$ 1,000.00	$ 1,018.40	$ 8.95
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,023.70	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	2.8	2.6
GMAC LLC	2.7	2.7
HCA Holdings, Inc.	2.0	2.3
SLM Corp.	1.8	1.8
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	1.6	1.6
	10.9
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Diversified Financial Services	9.7	10.0
Telecommunications	9.7	10.0
Healthcare	7.2	7.7
Energy	7.2	7.5
Banks & Thrifts	7.0	5.6
Quality Diversification (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
BBB 0.6%	BBB 1.2%
BB 28.4%	BB 24.8%
B 34.5%	B 36.0%
CCC,CC,C 13.5%	CCC,CC,C 17.0%
Not Rated 3.8%	Not Rated 1.3%
Equities 16.4%	Equities 16.8%
Short-Term Investments and Net Other Assets 2.8%	Short-Term Investments and Net Other Assets 2.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2014*		As of April 30, 2014**
	Nonconvertible Bonds 70.0%		Nonconvertible Bonds 69.0%
	Convertible Bonds, Preferred Stocks 1.0%		Convertible Bonds, Preferred Stocks 1.0%
	Common Stocks 15.4%		Common Stocks 15.8%
	Bank Loan Obligations 7.9%		Bank Loan Obligations 8.5%
	Other Investments 2.9%		Other Investments 2.8%
	Short-Term Investments and Net Other Assets (Liabilities) 2.8%		Short-Term Investments and Net Other Assets (Liabilities) 2.9%
* Foreign investments	18.8%	** Foreign investments	18.1%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Corporate Bonds - 70.0%
	Principal Amount (000s) (e)	Value (000s)
Convertible Bonds - 0.0%
Broadcasting - 0.0%
Mood Media Corp. 10% 10/31/15 (g)	$ 38	$ 32
Nonconvertible Bonds - 70.0%
Aerospace - 0.2%
GenCorp, Inc. 7.125% 3/15/21	270	287
TransDigm, Inc.:
6% 7/15/22	2,030	2,053
6.5% 7/15/24	2,000	2,060
		4,400
Air Transportation - 0.3%
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22	940	1,001
6.125% 4/29/18	670	707
9.25% 5/10/17	1,071	1,210
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17	1,900	2,109
		5,027
Automotive - 2.1%
American Axle & Manufacturing, Inc. 5.125% 2/15/19	750	761
Chassix, Inc. 9.25% 8/1/18 (g)	765	742
Dana Holding Corp.:
5.375% 9/15/21	1,450	1,508
6% 9/15/23	1,450	1,523
Gates Global LLC / Gates Global Co. 6% 7/15/22 (g)	2,235	2,168
General Motors Acceptance Corp. 8% 11/1/31	3,759	4,788
General Motors Financial Co., Inc.:
4.25% 5/15/23	1,000	1,030
4.75% 8/15/17	3,660	3,907
6.75% 6/1/18	10,220	11,612
LKQ Corp. 4.75% 5/15/23	430	416
Schaeffler Finance BV 4.75% 5/15/21 (g)	5,430	5,416
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (g)(i)	2,140	2,215
6.75% 11/15/22 pay-in-kind (g)(i)	1,005	1,063
6.875% 8/15/18 pay-in-kind (g)(i)	2,550	2,671
Tenneco, Inc. 6.875% 12/15/20	3,362	3,581
		43,401
Banks & Thrifts - 4.3%
Ally Financial, Inc.:
3.5% 1/27/19	3,485	3,494
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Banks & Thrifts - continued
Ally Financial, Inc.: - continued
4.75% 9/10/18	$ 3,970	$ 4,169
8% 3/15/20	3,333	4,008
GMAC LLC:
8% 12/31/18	25,964	30,088
8% 11/1/31	19,887	25,306
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	11,620	11,768
6% 12/19/23	8,040	8,650
Washington Mutual Bank 5.5% 1/15/49 (d)	10,000	1
		87,484
Broadcasting - 0.1%
AMC Networks, Inc. 7.75% 7/15/21	500	545
Clear Channel Communications, Inc. 5.5% 12/15/16	2,263	2,144
		2,689
Building Materials - 0.7%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (g)	595	602
CEMEX Finance LLC 6% 4/1/24 (g)	2,795	2,850
CEMEX S.A.B. de CV 5.2331% 9/30/15 (g)(i)	4,305	4,387
HMAN Finance Sub Corp. 6.375% 7/15/22 (g)	900	875
Nortek, Inc. 8.5% 4/15/21	1,520	1,634
USG Corp.:
5.875% 11/1/21 (g)	430	444
6.3% 11/15/16	275	290
7.875% 3/30/20 (g)	1,390	1,494
9.75% 1/15/18	1,585	1,827
		14,403
Cable TV - 4.4%
Altice SA 7.75% 5/15/22 (g)	14,575	15,304
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	2,550	2,544
5.25% 3/15/21	2,245	2,273
5.75% 9/1/23	1,545	1,582
5.75% 1/15/24	5,335	5,462
CCOH Safari LLC 5.5% 12/1/22	3,735	3,772
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (g)	535	558
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (g)	$ 5,495	$ 5,364
DISH DBS Corp.:
5% 3/15/23	4,695	4,677
5.875% 7/15/22	4,240	4,494
6.75% 6/1/21	5,260	5,839
Lynx I Corp. 5.375% 4/15/21 (g)	1,260	1,307
Lynx II Corp. 6.375% 4/15/23 (g)	710	751
Numericable Group SA:
4.875% 5/15/19 (g)	7,890	7,870
6% 5/15/22 (g)	15,358	15,704
6.25% 5/15/24 (g)	1,150	1,183
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (g)	3,001	3,144
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.5% 1/15/23 (g)	2,145	2,236
7.5% 3/15/19 (g)	705	742
UPCB Finance III Ltd. 6.625% 7/1/20 (g)	1,635	1,721
UPCB Finance VI Ltd. 6.875% 1/15/22 (g)	1,900	2,076
Virgin Media Finance PLC 6% 10/15/24 (g)	1,620	1,685
		90,288
Capital Goods - 0.2%
AECOM Technology Corp.:
5.75% 10/15/22 (g)	1,115	1,174
5.875% 10/15/24 (g)	955	1,010
Briggs & Stratton Corp. 6.875% 12/15/20	735	810
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (g)	1,665	1,723
		4,717
Chemicals - 1.0%
Hexion U.S. Finance Corp. 6.625% 4/15/20	4,605	4,605
LSB Industries, Inc. 7.75% 8/1/19	705	752
PolyOne Corp. 5.25% 3/15/23	2,215	2,221
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19	9,017	9,535
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (g)	960	1,039
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Chemicals - continued
W.R. Grace & Co. - Conn:
5.125% 10/1/21 (g)	$ 1,550	$ 1,615
5.625% 10/1/24 (g)	620	653
		20,420
Consumer Products - 0.7%
Prestige Brands, Inc.:
5.375% 12/15/21 (g)	2,875	2,782
8.125% 2/1/20	335	358
Revlon Consumer Products Corp. 5.75% 2/15/21	10,540	10,540
Spectrum Brands Holdings, Inc.:
6.375% 11/15/20	565	599
6.625% 11/15/22	670	719
		14,998
Containers - 2.5%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (g)(i)	1,430	1,416
Ardagh Packaging Finance PLC 9.125% 10/15/20 (g)	3,369	3,630
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (g)	1,410	1,391
6.25% 1/31/19 (g)	1,165	1,174
6.75% 1/31/21 (g)	1,350	1,380
7% 11/15/20 (g)	697	711
9.125% 10/15/20 (g)	1,045	1,121
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (g)	1,255	1,252
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (g)	1,465	1,377
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	10,505	10,925
6.875% 2/15/21	7,339	7,798
7.875% 8/15/19	8,387	8,985
8.25% 2/15/21	6,144	6,605
Sealed Air Corp. 6.5% 12/1/20 (g)	1,730	1,903
Tekni-Plex, Inc. 9.75% 6/1/19 (g)	1,114	1,217
		50,885
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - 6.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.75% 5/15/19 (g)	$ 3,725	$ 3,697
4.5% 5/15/21 (g)	4,075	4,116
5% 10/1/21 (g)	2,715	2,824
Aircastle Ltd. 4.625% 12/15/18	1,625	1,649
CIT Group, Inc.:
3.875% 2/19/19	2,570	2,586
5% 8/15/22	3,195	3,343
5% 8/1/23	4,515	4,713
5.375% 5/15/20	4,400	4,703
5.5% 2/15/19 (g)	8,075	8,615
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	3,930	3,999
5.875% 2/1/22	4,690	4,819
6% 8/1/20	3,840	4,032
International Lease Finance Corp.:
3.875% 4/15/18	7,210	7,233
5.75% 5/15/16	6,040	6,297
5.875% 8/15/22	10,375	11,257
7.125% 9/1/18 (g)	10,309	11,675
8.25% 12/15/20	3,945	4,734
8.625% 1/15/22	11,580	14,359
SLM Corp.:
4.875% 6/17/19	9,130	9,267
5.5% 1/15/19	3,545	3,676
5.5% 1/25/23	2,245	2,245
6.125% 3/25/24	3,835	3,960
8% 3/25/20	9,700	11,131
8.45% 6/15/18	4,905	5,604
		140,534
Diversified Media - 1.0%
Clear Channel Worldwide Holdings, Inc.:
Series A:
6.5% 11/15/22	1,225	1,262
7.625% 3/15/20	900	950
Series B, 6.5% 11/15/22	3,315	3,431
7.625% 3/15/20	4,400	4,681
Lamar Media Corp. 5.375% 1/15/24	1,080	1,118
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Diversified Media - continued
Liberty Media Corp.:
8.25% 2/1/30	$ 469	$ 511
8.5% 7/15/29	529	586
MDC Partners, Inc. 6.75% 4/1/20 (g)	440	457
National CineMedia LLC:
6% 4/15/22	4,035	4,085
7.875% 7/15/21	2,050	2,183
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (g)	1,220	1,238
		20,502
Electric Utilities - 3.8%
Calpine Corp.:
5.375% 1/15/23	2,615	2,641
5.75% 1/15/25	1,120	1,134
6% 1/15/22 (g)	1,885	2,031
7.875% 1/15/23 (g)	4,205	4,657
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (d)	6,237	7,360
12.25% 3/1/22 (d)(g)	20,435	24,318
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22 (g)	535	530
InterGen NV 7% 6/30/23 (g)	3,940	3,773
Mirant Americas Generation LLC 9.125% 5/1/31	690	645
NRG Energy, Inc. 6.625% 3/15/23	7,020	7,406
RJS Power Holdings LLC 5.125% 7/15/19 (g)	3,830	3,811
The AES Corp.:
4.875% 5/15/23	725	723
5.5% 3/15/24	1,305	1,334
7.375% 7/1/21	2,400	2,738
TXU Corp.:
5.55% 11/15/14 (d)(m)	7,757	6,128
6.5% 11/15/24 (d)(m)	4,961	3,919
6.55% 11/15/34 (d)(m)	4,295	3,393
		76,541
Energy - 6.0%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23	2,720	2,842
4.875% 3/15/24	1,300	1,359
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.7413% 8/1/19 (g)(i)	$ 2,380	$ 2,106
7.125% 11/1/20 (g)	2,835	2,452
7.375% 11/1/21 (g)	3,475	3,041
AmeriGas Finance LLC/AmeriGas Finance Corp.:
6.75% 5/20/20	1,260	1,342
7% 5/20/22	2,700	2,916
Antero Resources Corp. 5.125% 12/1/22 (g)	3,765	3,766
Antero Resources Finance Corp. 5.375% 11/1/21	2,500	2,538
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 5.875% 8/1/23	1,885	1,956
California Resources Corp.:
5% 1/15/20 (g)	2,340	2,375
5.5% 9/15/21 (g)	3,045	3,106
6% 11/15/24 (g)	2,030	2,071
Chesapeake Energy Corp.:
4.875% 4/15/22	1,890	1,933
5.375% 6/15/21	3,665	3,821
5.75% 3/15/23	2,170	2,376
6.125% 2/15/21	3,615	4,013
6.875% 11/15/20	177	202
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	1,520	1,535
7.75% 4/1/19	3,095	3,254
Denbury Resources, Inc. 4.625% 7/15/23	4,395	4,060
Diamondback Energy, Inc. 7.625% 10/1/21	1,545	1,642
Dynegy Finance I, Inc./Dynegy Finance II, Inc.:
6.75% 11/1/19 (g)	1,855	1,920
7.375% 11/1/22 (g)	3,470	3,670
7.625% 11/1/24 (g)	3,465	3,673
Edgen Murray Corp. 8.75% 11/1/20 (g)	1,200	1,320
El Paso Energy Corp. 7.75% 1/15/32	1,399	1,749
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22	1,440	1,519
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	3,975	4,343
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22 (g)	2,280	2,189
Forbes Energy Services Ltd. 9% 6/15/19	3,470	3,349
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Forum Energy Technologies, Inc. 6.25% 10/1/21	$ 1,090	$ 1,123
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21	845	849
Gibson Energy, Inc. 6.75% 7/15/21 (g)	280	298
Gulfmark Offshore, Inc. 6.375% 3/15/22	560	510
Kinder Morgan Holding Co. LLC 5% 2/15/21 (g)	1,695	1,788
Kodiak Oil & Gas Corp.:
5.5% 1/15/21	790	802
8.125% 12/1/19	2,010	2,161
Laredo Petroleum Holdings, Inc. 5.625% 1/15/22	2,995	2,950
Markwest Energy Partners LP/Markwest Energy Finance Corp. 5.5% 2/15/23	995	1,060
Offshore Group Investment Ltd.:
7.125% 4/1/23	2,445	2,017
7.5% 11/1/19	8,130	6,931
Pacific Drilling V Ltd. 7.25% 12/1/17 (g)	1,985	1,968
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 7/15/22	1,125	1,122
Rosetta Resources, Inc. 5.875% 6/1/24	1,235	1,186
RSP Permian, Inc. 6.625% 10/1/22 (g)	915	913
Sabine Pass Liquefaction LLC:
5.625% 4/15/23 (g)	4,530	4,689
5.75% 5/15/24 (g)	3,215	3,324
SemGroup Corp. 7.5% 6/15/21	1,625	1,710
Star Gas Partners LP/Star Gas Finance Co. 8.875% 12/1/17	1,324	1,382
Summit Midstream Holdings LLC:
5.5% 8/15/22	1,520	1,520
7.5% 7/1/21	810	883
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22	908	976
Teine Energy Ltd. 6.875% 9/30/22 (g)	2,166	2,052
Western Refining, Inc. 6.25% 4/1/21	905	910
		121,562
Entertainment/Film - 0.8%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22 (g)	470	485
5.625% 2/15/24 (g)	510	532
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Entertainment/Film - continued
Cinemark U.S.A., Inc.:
4.875% 6/1/23	$ 2,110	$ 2,078
5.125% 12/15/22	570	570
7.375% 6/15/21	1,085	1,164
Lions Gate Entertainment Corp. 5.25% 8/1/18 (g)	6,095	6,278
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	0
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (g)	1,425	1,461
Regal Entertainment Group:
5.75% 6/15/23	3,725	3,576
5.75% 2/1/25	555	524
		16,668
Environmental - 0.4%
Clean Harbors, Inc. 5.125% 6/1/21	1,180	1,201
Covanta Holding Corp.:
5.875% 3/1/24	1,530	1,574
6.375% 10/1/22	1,355	1,443
7.25% 12/1/20	1,094	1,165
Darling International, Inc. 5.375% 1/15/22	1,280	1,283
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (g)	1,455	1,550
		8,216
Food & Drug Retail - 1.9%
Albertsons Holdings LLC/Saturn Acquistion Merger Sub, Inc. 7.75% 10/15/22 (g)	3,895	3,837
JBS Investments GmbH:
7.25% 4/3/24 (g)	1,905	2,034
7.75% 10/28/20 (g)	4,855	5,319
Minerva Luxmbourg SA 7.75% 1/31/23 (g)	635	664
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (g)	1,375	1,499
Rite Aid Corp.:
6.75% 6/15/21	11,895	12,698
6.875% 12/15/28 (g)	5,785	6,045
7.7% 2/15/27	6,515	7,232
		39,328
Food/Beverage/Tobacco - 1.6%
C&S Group Enterprises LLC 5.375% 7/15/22 (g)	2,555	2,555
ESAL GmbH 6.25% 2/5/23 (g)	4,565	4,656
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - continued
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (g)	$ 2,275	$ 2,409
H.J. Heinz Co. 4.25% 10/15/20	12,790	12,915
H.J. Heinz Finance Co. 7.125% 8/1/39 (g)	300	332
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 5.875% 7/15/24 (g)	2,435	2,447
Post Holdings, Inc.:
6% 12/15/22 (g)	1,195	1,153
6.75% 12/1/21 (g)	5,380	5,373
		31,840
Gaming - 2.4%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (g)	7,110	6,612
GLP Capital LP/GLP Financing II, Inc.:
4.375% 11/1/18	820	843
4.875% 11/1/20	2,140	2,226
5.375% 11/1/23	1,700	1,789
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (g)	10,735	10,681
Graton Economic Development Authority 9.625% 9/1/19 (g)	1,730	1,938
MCE Finance Ltd. 5% 2/15/21 (g)	2,100	2,069
MGM Mirage, Inc.:
6.875% 4/1/16	820	863
8.625% 2/1/19	5,000	5,788
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20 (g)	4,505	4,370
11% 10/1/21 (g)	2,725	2,531
Studio City Finance Ltd. 8.5% 12/1/20 (g)	8,920	9,678
		49,388
Healthcare - 5.9%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
6% 10/15/21	685	706
7.75% 2/15/19	4,441	4,663
Catamaran Corp. 4.75% 3/15/21 (Reg. S)	1,965	1,950
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	355	362
DaVita HealthCare Partners, Inc.:
5.125% 7/15/24	4,500	4,590
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
DaVita HealthCare Partners, Inc.: - continued
5.75% 8/15/22	$ 1,970	$ 2,088
Grifols Worldwide Operations Ltd. 5.25% 4/1/22 (g)	2,915	2,988
HCA Holdings, Inc.:
4.75% 5/1/23	4,475	4,548
5% 3/15/24	3,060	3,156
5.875% 3/15/22	8,635	9,477
6.25% 2/15/21	2,265	2,438
6.5% 2/15/20	7,640	8,528
7.5% 2/15/22	5,095	5,917
7.75% 5/15/21	6,114	6,588
HealthSouth Corp. 5.75% 11/1/24	3,280	3,444
IMS Health, Inc. 6% 11/1/20 (g)	1,175	1,219
Omega Healthcare Investors, Inc.:
5.875% 3/15/24	410	441
6.75% 10/15/22	2,631	2,809
Polymer Group, Inc. 6.875% 6/1/19 (g)	890	879
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	1,080	1,121
Salix Pharmaceuticals Ltd. 6% 1/15/21 (g)	620	671
Service Corp. International 5.375% 1/15/22	815	844
Tenet Healthcare Corp.:
4.375% 10/1/21	8,990	8,934
4.5% 4/1/21	1,670	1,674
4.75% 6/1/20	1,665	1,702
5% 3/1/19 (g)	2,970	2,974
6% 10/1/20	1,890	2,032
6.75% 2/1/20	1,800	1,904
8.125% 4/1/22	7,570	8,677
Valeant Pharmaceuticals International:
5.625% 12/1/21 (g)	1,395	1,385
6.75% 8/15/18 (g)	5,800	6,170
7.25% 7/15/22 (g)	315	332
7.5% 7/15/21 (g)	7,250	7,758
VPI Escrow Corp. 6.375% 10/15/20 (g)	2,380	2,442
VWR Funding, Inc. 7.25% 9/15/17	4,375	4,594
		120,005
Homebuilders/Real Estate - 1.5%
Beazer Homes U.S.A., Inc. 7.25% 2/1/23	1,260	1,254
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Homebuilders/Real Estate - continued
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (g)	$ 1,265	$ 1,344
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (g)	1,000	1,065
CBRE Group, Inc. 5% 3/15/23	6,805	6,941
D.R. Horton, Inc.:
4.75% 2/15/23	915	904
5.75% 8/15/23	750	800
Howard Hughes Corp. 6.875% 10/1/21 (g)	3,530	3,733
Kennedy-Wilson, Inc. 5.875% 4/1/24	1,395	1,421
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (g)	3,085	3,093
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (g)	895	886
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (g)	1,315	1,308
5.875% 6/15/24 (g)	960	979
William Lyon Homes, Inc. 8.5% 11/15/20	2,170	2,371
WLH PNW Finance Corp. 7% 8/15/22 (g)	1,860	1,920
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (g)	2,215	2,226
		30,245
Hotels - 0.6%
Choice Hotels International, Inc. 5.75% 7/1/22	615	663
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21 (g)	10,040	10,580
		11,243
Insurance - 0.2%
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (g)	2,765	2,883
Hub Holdings LLC / Hub Holdings Finance, Inc. 8.125% 7/15/19 pay-in-kind (g)(i)	1,220	1,211
		4,094
Leisure - 0.0%
24 Hour Holdings III LLC 8% 6/1/22 (g)	895	846
Metals/Mining - 1.0%
Alcoa, Inc. 5.125% 10/1/24	1,008	1,064
Alpha Natural Resources, Inc.:
6% 6/1/19	3,730	1,865
6.25% 6/1/21	4,245	2,016
9.75% 4/15/18	1,770	1,155
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Metals/Mining - continued
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (g)	$ 415	$ 432
Calcipar SA 6.875% 5/1/18 (g)	1,070	1,107
Compass Minerals International, Inc. 4.875% 7/15/24 (g)	2,280	2,234
Murray Energy Corp.:
8.625% 6/15/21 (g)	1,540	1,590
9.5% 12/5/20 (g)	2,780	2,975
Prince Mineral Holding Corp. 12% 12/15/19 (g)	655	717
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (g)	1,040	1,009
Walter Energy, Inc.:
9.5% 10/15/19 (g)	3,275	2,841
12% 4/1/20 pay-in-kind (g)(i)	1,545	680
		19,685
Paper - 0.1%
Clearwater Paper Corp. 4.5% 2/1/23	2,045	1,994
Publishing/Printing - 1.5%
Cenveo Corp. 6% 8/1/19 (g)	1,290	1,242
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7% 10/15/20 (g)	4,610	3,550
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21	14,305	16,165
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (g)(i)	5,925	5,851
R.R. Donnelley & Sons Co.:
6% 4/1/24	960	960
6.5% 11/15/23	2,890	2,991
		30,759
Railroad - 0.2%
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (g)	1,920	1,934
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21	1,285	1,349
		3,283
Restaurants - 0.5%
1011778 BC ULC/New Red Finance, Inc. 6% 4/1/22 (g)	1,390	1,409
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Restaurants - continued
Landry's Acquisition Co. 9.375% 5/1/20 (g)	$ 4,040	$ 4,318
Landry's Holdings II, Inc. 10.25% 1/1/18 (g)	4,205	4,373
		10,100
Services - 2.8%
Ahern Rentals, Inc. 9.5% 6/15/18 (g)	470	502
Anna Merger Sub, Inc. 7.75% 10/1/22 (g)	3,165	3,224
APX Group, Inc.:
6.375% 12/1/19	8,560	8,410
8.75% 12/1/20	11,350	9,818
Ashtead Capital, Inc. 5.625% 10/1/24 (g)	3,195	3,331
Audatex North America, Inc.:
6% 6/15/21 (g)	8,190	8,661
6.125% 11/1/23 (g)	590	625
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (g)	815	858
CBRE Group, Inc. 5.25% 3/15/25	2,115	2,165
Ceridian LLC / Comdata, Inc. 8.125% 11/15/17 (g)	2,460	2,460
FTI Consulting, Inc. 6% 11/15/22	2,450	2,508
Garda World Security Corp.:
7.25% 11/15/21 (g)	2,435	2,423
7.25% 11/15/21 (g)	920	915
Hertz Corp.:
5.875% 10/15/20	990	997
6.25% 10/15/22	1,315	1,341
Laureate Education, Inc. 9.75% 9/1/19 (g)(i)	6,520	6,716
NES Rentals Holdings, Inc. 7.875% 5/1/18 (g)	600	623
TMS International Corp. 7.625% 10/15/21 (g)	420	439
TransUnion Holding Co., Inc. 9.625% 6/15/18 pay-in-kind (i)	1,255	1,296
		57,312
Shipping - 1.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (g)	3,070	3,124
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (g)	7,940	7,980
8.125% 2/15/19	2,489	2,408
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (g)	2,020	2,035
Teekay Corp. 8.5% 1/15/20	195	216
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Shipping - continued
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19	$ 1,475	$ 1,626
Western Express, Inc. 12.5% 4/15/15 (g)	6,070	5,372
		22,761
Steel - 0.9%
JMC Steel Group, Inc. 8.25% 3/15/18 (g)	11,106	11,273
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17	5,550	5,841
11.25% 10/15/18	1,303	1,420
		18,534
Super Retail - 0.5%
Asbury Automotive Group, Inc. 8.375% 11/15/20	788	851
JC Penney Corp., Inc.:
5.65% 6/1/20	2,375	1,953
5.75% 2/15/18	703	657
7.4% 4/1/37	775	597
8.125% 10/1/19	3,785	3,634
Sally Holdings LLC 5.5% 11/1/23	925	976
Sonic Automotive, Inc.:
5% 5/15/23	315	306
7% 7/15/22	1,390	1,515
		10,489
Technology - 3.2%
Activision Blizzard, Inc. 6.125% 9/15/23 (g)	2,075	2,246
ADT Corp. 6.25% 10/15/21	1,895	1,990
Avaya, Inc. 7% 4/1/19 (g)	822	808
BMC Software Finance, Inc. 8.125% 7/15/21 (g)	5,860	5,611
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (g)(i)	3,000	2,691
CDW LLC/CDW Finance Corp. 6% 8/15/22	2,950	3,112
Ceridian Corp. 8.875% 7/15/19 (g)	1,755	1,939
Compiler Finance Sub, Inc. 7% 5/1/21 (g)	1,210	1,107
Entegris, Inc. 6% 4/1/22 (g)	635	646
First Data Corp.:
6.75% 11/1/20 (g)	3,570	3,820
11.25% 1/15/21	3,136	3,614
11.75% 8/15/21	840	985
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% 5/1/21 pay-in-kind (g)(i)	950	962
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Lucent Technologies, Inc.:
6.45% 3/15/29	$ 12,334	$ 11,871
6.5% 1/15/28	5,415	5,212
Micron Technology, Inc. 5.875% 2/15/22 (g)	1,520	1,596
Quad/Graphics, Inc. 7% 5/1/22 (g)	670	643
SunGard Data Systems, Inc. 6.625% 11/1/19	3,600	3,726
VeriSign, Inc. 4.625% 5/1/23	2,525	2,516
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	5,620	6,168
13.375% 10/15/19	2,840	3,238
		64,501
Telecommunications - 8.7%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (g)	1,435	1,458
6.75% 11/15/20 (g)	3,390	3,492
Altice Financing SA 6.5% 1/15/22 (g)	895	920
Altice Finco SA:
8.125% 1/15/24 (g)	540	568
9.875% 12/15/20 (g)	945	1,054
Broadview Networks Holdings, Inc. 10.5% 11/15/17	2,915	2,842
Citizens Communications Co. 7.875% 1/15/27	4,949	5,147
Clearwire Communications LLC/Clearwire Finance, Inc. 14.75% 12/1/16 (g)	5,300	6,546
Columbus International, Inc. 7.375% 3/30/21 (g)	9,515	10,086
Digicel Group Ltd.:
6% 4/15/21 (g)	4,580	4,626
7% 2/15/20 (g)	425	441
7.125% 4/1/22 (g)	3,850	3,869
8.25% 9/1/17 (g)	1,025	1,049
8.25% 9/30/20 (g)	10,315	10,779
DigitalGlobe, Inc. 5.25% 2/1/21 (g)	695	676
Eileme 2 AB 11.625% 1/31/20 (g)	2,605	2,983
FairPoint Communications, Inc. 8.75% 8/15/19 (g)	2,375	2,506
Intelsat Jackson Holdings SA:
5.5% 8/1/23	5,655	5,669
6.625% 12/15/22 (Reg. S)	7,870	8,283
7.5% 4/1/21	5,730	6,203
Intelsat Luxembourg SA:
7.75% 6/1/21	8,204	8,573
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Intelsat Luxembourg SA: - continued
8.125% 6/1/23	$ 3,585	$ 3,809
Level 3 Communications, Inc. 8.875% 6/1/19	695	745
Level 3 Escrow II, Inc. 5.375% 8/15/22 (g)	3,725	3,790
Level 3 Financing, Inc.:
6.125% 1/15/21 (g)	2,395	2,512
7% 6/1/20	2,365	2,525
SBA Communications Corp. 5.625% 10/1/19	3,075	3,202
Sprint Capital Corp.:
6.875% 11/15/28	1,870	1,819
6.9% 5/1/19	4,761	5,047
8.75% 3/15/32	3,250	3,632
Sprint Communications, Inc.:
6% 12/1/16	6,729	7,124
6% 11/15/22	13,364	13,331
9% 11/15/18 (g)	5,500	6,469
Sprint Corp.:
7.125% 6/15/24 (g)	2,580	2,651
7.875% 9/15/23 (g)	4,245	4,595
T-Mobile U.S.A., Inc.:
5.25% 9/1/18	1,565	1,624
6.25% 4/1/21	3,295	3,439
6.464% 4/28/19	705	735
6.5% 1/15/24	3,970	4,159
6.542% 4/28/20	2,465	2,601
6.625% 4/1/23	4,925	5,196
6.633% 4/28/21	2,225	2,345
6.731% 4/28/22	1,645	1,740
6.836% 4/28/23	480	508
Wind Acquisition Finance SA 4.75% 7/15/20 (g)	5,565	5,440
		176,808
TOTAL NONCONVERTIBLE BONDS		1,425,950
TOTAL CORPORATE BONDS (Cost $1,388,827)		1,425,982
Common Stocks - 15.4%
	Shares	Value (000s)
Aerospace - 0.3%
Triumph Group, Inc.	85,000	$ 5,919
Air Transportation - 0.4%
American Airlines Group, Inc.	100,000	4,135
Delta Air Lines, Inc.	100,000	4,023
		8,158
Automotive - 0.8%
Delphi Automotive PLC	47,622	3,285
General Motors Co.	274,238	8,611
General Motors Co.:
warrants 7/10/16 (a)	7,547	164
warrants 7/10/19 (a)	7,547	108
Motors Liquidation Co. GUC Trust (a)	39,254	907
Trinseo SA	220,098	3,180
		16,255
Banks & Thrifts - 0.5%
Bank of America Corp.	200,000	3,432
JPMorgan Chase & Co.	100,000	6,048
Washington Mutual, Inc. (a)	505,500	0
WMI Holdings Corp. (a)	17,318	37
		9,517
Broadcasting - 0.5%
Cumulus Media, Inc. Class A (a)	550,600	2,125
Gray Television, Inc. (a)	494,070	4,565
Sinclair Broadcast Group, Inc. Class A	100,000	2,905
		9,595
Building Materials - 0.1%
Gibraltar Industries, Inc. (a)	141,340	2,155
Cable TV - 0.3%
Time Warner Cable, Inc.	41,300	6,080
Chemicals - 0.6%
Axiall Corp.	100,000	4,030
LyondellBasell Industries NV Class A	84,795	7,770
Westlake Chemical Partners LP	3,400	103
		11,903
Consumer Products - 0.5%
Whirlpool Corp.	60,000	10,323
Containers - 0.4%
Graphic Packaging Holding Co. (a)	617,874	7,495
Common Stocks - continued
	Shares	Value (000s)
Diversified Financial Services - 0.7%
Citigroup, Inc.	116,564	$ 6,240
The Blackstone Group LP	300,000	9,036
		15,276
Energy - 0.5%
EP Energy Corp. (f)	141,500	2,066
Ocean Rig UDW, Inc. (United States)	235,000	3,231
The Williams Companies, Inc.	61,000	3,386
Vantage Drilling Co. (a)	2,000,000	1,935
		10,618
Environmental - 0.3%
Darling International, Inc. (a)	300,000	5,280
Food/Beverage/Tobacco - 0.9%
Carlyle Group LP	72,700	2,018
Dean Foods Co. (f)	400,000	5,884
Monster Beverage Corp. (a)	100,000	10,088
		17,990
Gaming - 0.8%
Gaming & Leisure Properties	119,574	3,737
Las Vegas Sands Corp.	130,000	8,094
Station Holdco LLC (a)(j)(l)	1,531,479	4,043
Station Holdco LLC (a)(j)(l)	11,653	31
Station Holdco LLC:
unit (a)(j)(l)	3,411	1
warrants 6/15/18 (a)(j)(l)	96,849	36
		15,942
Healthcare - 0.7%
Legend Acquisition, Inc.	18,796	288
Legend Acquisition, Inc.:
Class A warrants (a)	28,063	0
Class B warrants (a)	37,006	0
Tenet Healthcare Corp. (a)	113,675	6,371
Universal Health Services, Inc. Class B	75,000	7,778
		14,437
Homebuilders/Real Estate - 0.5%
Lennar Corp. Class A	200,000	8,616
Realogy Holdings Corp. (a)	46,400	1,903
		10,519
Common Stocks - continued
	Shares	Value (000s)
Hotels - 0.6%
Extended Stay America, Inc. unit	194,400	$ 4,483
Hyatt Hotels Corp. Class A (a)	145,000	8,587
		13,070
Insurance - 0.3%
H&R Block, Inc.	200,000	6,462
Leisure - 0.2%
Town Sports International Holdings, Inc.	564,202	3,340
Metals/Mining - 0.1%
Alpha Natural Resources, Inc. (a)(f)	750,000	1,470
AngloGold Ashanti Ltd. sponsored ADR (a)	87,174	721
		2,191
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (a)(l)	4,323	6
Restaurants - 0.9%
Bloomin' Brands, Inc. (a)	172,900	3,270
Dunkin' Brands Group, Inc.	171,900	7,818
Yum! Brands, Inc.	100,000	7,183
		18,271
Services - 0.9%
ARAMARK Holdings Corp.	253,900	7,086
KAR Auction Services, Inc.	347,600	10,553
WP Rocket Holdings, Inc.	1,964,861	393
		18,032
Shipping - 0.3%
Ship Finance International Ltd. (NY Shares)	300,000	5,157
Ultrapetrol (Bahamas) Ltd. (a)	7,916	24
		5,181
Super Retail - 0.4%
Dollar General Corp. (a)	100,000	6,267
Office Depot, Inc. (a)	500,000	2,610
		8,877
Technology - 2.4%
CDW Corp.	300,000	9,252
Facebook, Inc. Class A (a)	76,094	5,706
Freescale Semiconductor, Inc. (a)	150,000	2,984
Google, Inc. Class A (a)	15,000	8,518
NXP Semiconductors NV (a)	125,000	8,583
Skyworks Solutions, Inc.	150,000	8,736
Common Stocks - continued
	Shares	Value (000s)
Technology - continued
SoftBank Corp. ADR	150,000	$ 5,469
Spansion, Inc. Class A (a)	11,219	231
		49,479
Telecommunications - 0.5%
Alibaba Group Holding Ltd. sponsored ADR	32,200	3,175
Broadview Networks Holdings, Inc. (a)	189,475	360
Pendrell Corp. (a)	37,472	63
T-Mobile U.S., Inc. (a)	225,000	6,568
		10,166
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(l)	42,253	198
TOTAL COMMON STOCKS (Cost $271,151)		312,735
Nonconvertible Preferred Stocks - 1.0%

Banks & Thrifts - 0.6%
Ally Financial, Inc. 7.00% (g)	11,491	11,508
Diversified Financial Services - 0.4%
GMAC Capital Trust I Series 2, 8.125%	320,244	8,560
Services - 0.0%
WP Rocket Holdings, Inc. 15.00%	1,437,822	1,179
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $14,174)		21,247
Bank Loan Obligations - 7.9%
		Principal Amount (000s) (e)
Aerospace - 0.1%
TransDigm, Inc.:
Tranche C, term loan 3.75% 2/28/20 (i)		$ 864	849
Tranche D, term loan 3.75% 6/4/21 (i)		2,319	2,279
			3,128
Broadcasting - 0.2%
Cumulus Media Holdings, Inc. Tranch B 1LN, term loan 4.25% 12/23/20 (i)		3,195	3,163
TWCC Holding Corp. Tranche 2LN, term loan 7% 6/26/20 (i)		1,200	1,175
			4,338
Bank Loan Obligations - continued
		Principal Amount (000s) (e)	Value (000s)
Cable TV - 0.0%
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22 (i)		$ 195	$ 194
Tranche 2LN, term loan 7.75% 7/7/23 (i)		765	757
			951
Chemicals - 0.1%
Royal Adhesives & Sealants LLC Tranche 2LN, term loan 9.75% 1/31/19 (i)		1,960	1,975
Consumer Products - 0.2%
Bauer Performance Sports Ltd. Tranche B, term loan 4% 4/15/21 (i)		1,278	1,267
Revlon Consumer Products Corp. term loan 4% 8/19/19 (i)		3,206	3,166
Spectrum Brands Holdings, Inc. Tranche C, term loan 3.5% 9/4/19 (i)		406	400
			4,833
Containers - 0.1%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (i)		2,015	1,965
Diversified Financial Services - 0.4%
AlixPartners LLP Tranche B 2LN, term loan 4% 7/10/20 (i)		1,269	1,249
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (i)		369	362
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (i)		385	367
TransUnion LLC Tranche B, term loan 4% 4/9/21 (i)		5,313	5,244
			7,222
Diversified Media - 0.4%
Checkout Holding Corp. Tranche 2LN, term loan 7.75% 4/9/22 (i)		1,080	1,026
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (i)		6,208	6,193
			7,219
Electric Utilities - 1.5%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (i)		5,885	5,716
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (i)		23,179	23,121
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (i)		1,148	1,140
Bank Loan Obligations - continued
		Principal Amount (000s) (e)	Value (000s)
Electric Utilities - continued
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (i)		$ 95	$ 94
Southcross Holdings Borrower LP Tranche B, term loan 6% 8/4/21 (i)		175	172
			30,243
Energy - 0.7%
American Energy-Marcellus LLC Tranche B 1LN, term loan 5.25% 8/4/20 (i)		2,965	2,880
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (i)		401	398
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (i)		743	712
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (i)		7,590	7,305
GIM Channelview Cogeneration LLC Tranche B, term loan 4.25% 5/8/20 (i)		194	194
Panda Sherman Power, LLC term loan 9% 9/14/18 (i)		843	856
Panda Temple Power, LLC term loan 7.25% 4/3/19 (i)		400	407
Sheridan Investment Partners I term loan 4.25% 12/16/20 (i)		675	643
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (i)		94	89
Tranche M, term loan 4.25% 12/16/20 (i)		35	33
			13,517
Entertainment/Film - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (i)		325	318
Livent, Inc.:
Tranche A, term loan 18% 1/15/49 pay-in-kind (a)	CAD	289	256
Tranche B, term loan 18% 1/15/49 pay-in-kind (a)	CAD	176	156
			730
Environmental - 0.3%
The Brickman Group, Ltd. Tranche B 1LN, term loan 4% 12/18/20 (i)		7,252	7,143
Food/Beverage/Tobacco - 0.1%
Arysta Lifescience SPC LLC:
Tranche B 1LN, term loan 4.5% 5/29/20 (i)		676	674
Tranche B 2LN, term loan 8.25% 11/30/20 (i)		585	589
			1,263
Bank Loan Obligations - continued
		Principal Amount (000s) (e)	Value (000s)
Gaming - 0.5%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (i)		$ 6,074	$ 5,786
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (i)		773	729
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (i)		795	819
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (i)		2,679	2,646
			9,980
Healthcare - 0.6%
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (i)		1,804	1,795
Tranche B 1LN, term loan 4.5% 4/23/21 (i)		5,646	5,582
MModal IP LLC Tranche B, term loan 9% 1/31/20 (i)		1,125	1,097
Patheon, Inc. Tranche B, term loan 4.2531% 3/11/21 (i)		2,319	2,261
Rural/Metro Corp. Tranche B, term loan 9% 6/30/18 (i)		461	430
Salix Pharmaceuticals Ltd. Tranche B, term loan 4.25% 1/2/20 (i)		197	197
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (i)		120	120
Tranche B 2LN, term loan 4.25% 7/3/19 (i)		193	192
			11,674
Homebuilders/Real Estate - 0.2%
DTZ U.S. Borrower LLC:
Tranche 2LN, term loan 10/28/22 (k)		905	907
Tranche B 1LN, term loan 10/28/21 (k)		1,416	1,420
Tranche B, term loan 10/28/21 (k)		844	846
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (i)		609	596
			3,769
Metals/Mining - 0.0%
Ameriforge Group, Inc. Tranche B 2LN, term loan 8.75% 12/19/20 (i)		190	189
Oxbow Carbon LLC Tranche B 1LN, term loan 4.25% 7/19/19 (i)		164	161
			350
Paper - 0.0%
White Birch Paper Co. Tranche 2LN, term loan 12/31/49 (d)(k)		8,620	0
Bank Loan Obligations - continued
		Principal Amount (000s) (e)	Value (000s)
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4.25% 5/22/18 (i)		$ 268	$ 267
Services - 0.7%
EFS Cogen Holdings I LLC Tranche B, term loan 3.75% 12/17/20 (i)		224	221
Garda World Security Corp.:
term loan 4% 11/8/20 (i)		642	628
Tranche DD, term loan 4% 11/8/20 (i)		164	161
Karman Buyer Corp. Tranche 2LN, term loan 7.5% 7/25/22 (i)		150	149
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (i)		6,305	6,084
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (i)		7,325	7,270
			14,513
Super Retail - 0.1%
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 4.5% 9/26/19 (i)		774	766
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (i)		552	531
			1,297
Technology - 1.2%
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (i)		4,648	4,632
First Data Corp. Tranche B, term loan 3.653% 3/24/18 (i)		10,435	10,252
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (i)		4,049	3,994
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (i)		1,085	1,069
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (i)		3,645	3,736
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (i)		1,020	1,002
Tranche 2LN, term loan 8% 4/9/22 (i)		870	848
			25,533
Telecommunications - 0.5%
Altice Financing SA Tranche B, term loan 5.5% 6/24/19 (i)		7,946	7,976
Bank Loan Obligations - continued
		Principal Amount (000s) (e)	Value (000s)
Telecommunications - continued
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (i)		$ 1,635	$ 1,621
LTS Buyer LLC Tranche 2LN, term loan 8% 4/11/21 (i)		63	63
			9,660
TOTAL BANK LOAN OBLIGATIONS (Cost $170,535)			161,570
Preferred Securities - 2.9%

Banks & Thrifts - 1.6%
Bank of America Corp. 5.2% (h)(i)		2,745	2,606
Barclays Bank PLC 7.625% 11/21/22		12,695	14,261
Credit Agricole SA 6.625% (g)(h)(i)		6,105	6,005
JPMorgan Chase & Co. 5.15% (h)(i)		9,715	9,455
			32,327
Diversified Financial Services - 1.3%
Citigroup, Inc.:
5.35% (h)(i)		24,830	23,768
5.9% (h)(i)		2,100	2,116
			25,884
TOTAL PREFERRED SECURITIES (Cost $59,387)			58,211
Money Market Funds - 2.2%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	41,190,094	41,190
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	3,167,025	3,167
TOTAL MONEY MARKET FUNDS (Cost $44,357)		44,357
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $1,948,431)		2,024,102
NET OTHER ASSETS (LIABILITIES) - 0.6%		11,999
NET ASSETS - 100%		$ 2,036,101
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $587,950,000 or 28.9% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.
(k) The coupon rate will be determined upon settlement of the loan after period end.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,315,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$ 8
Station Holdco LLC	6/17/11 - 4/1/13	$ 1,450
Station Holdco LLC unit	4/1/13	$ 0*
Station Holdco LLC warrants 6/15/18	10/28/08 - 12/1/08	$ 3,945
(m) Security is subject to an agreement restricting sale entered into subsequent to period in connection with the litigation described in the Notes to Financial Statements.
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 76
Fidelity Securities Lending Cash Central Fund	40
Total	$ 116
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 117,204	$ 112,889	$ -	$ 4,315
Consumer Staples	21,252	21,252	-	-
Energy	17,245	17,245	-	-
Financials	52,519	41,011	11,508	-
Health Care	14,437	14,149	-	288
Industrials	28,444	26,872	-	1,572
Information Technology	47,185	47,185	-	-
Materials	23,299	23,299	-	-
Telecommunication Services	12,397	12,397	-	-
Corporate Bonds	1,425,982	-	1,425,981	1
Bank Loan Obligations	161,570	-	159,363	2,207
Preferred Securities	58,211	-	58,211	-
Money Market Funds	44,357	44,357	-	-
Total Investments in Securities:	$ 2,024,102	$ 360,656	$ 1,655,063	$ 8,383
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	81.2%
Luxembourg	4.2%
Canada	2.1%
United Kingdom	1.8%
Netherlands	1.7%
France	1.6%
Bermuda	1.5%
Ireland	1.1%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $3,160) - See accompanying schedule: Unaffiliated issuers (cost $1,904,074)	$ 1,979,745
Fidelity Central Funds (cost $44,357)	44,357
Total Investments (cost $1,948,431)		$ 2,024,102
Cash		416
Receivable for investments sold		4,692
Receivable for fund shares sold		1,801
Dividends receivable		464
Interest receivable		24,725
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		5
Other receivables		62
Total assets		2,056,274

Liabilities
Payable for investments purchased	$ 11,165
Payable for fund shares redeemed	3,196
Distributions payable	835
Accrued management fee	943
Distribution and service plan fees payable	403
Other affiliated payables	337
Other payables and accrued expenses	127
Collateral on securities loaned, at value	3,167
Total liabilities		20,173

Net Assets		$ 2,036,101
Net Assets consist of:
Paid in capital		$ 2,429,916
Undistributed net investment income		7,002
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(476,488)
Net unrealized appreciation (depreciation) on investments		75,671
Net Assets		$ 2,036,101

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($681,865 ÷ 62,699 shares)	$ 10.88

Maximum offering price per share (100/96.00 of $10.88)	$ 11.33
Class T: Net Asset Value and redemption price per share ($504,059 ÷ 46,097 shares)	$ 10.93

Maximum offering price per share (100/96.00 of $10.93)	$ 11.39
Class B: Net Asset Value and offering price per share ($10,354 ÷ 959 shares)A	$ 10.80

Class C: Net Asset Value and offering price per share ($182,289 ÷ 16,793 shares)A	$ 10.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($657,534 ÷ 64,461 shares)	$ 10.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 9,240
Interest		101,084
Income from Fidelity Central Funds		116
Total income		110,440

Expenses
Management fee	$ 11,396
Transfer agent fees	3,279
Distribution and service plan fees	5,066
Accounting and security lending fees	669
Custodian fees and expenses	37
Independent trustees' compensation	9
Registration fees	116
Audit	83
Legal	37
Miscellaneous	16
Total expenses before reductions	20,708
Expense reductions	(9)	20,699
Net investment income (loss)		89,741
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,797
Foreign currency transactions	4
Total net realized gain (loss)		30,801
Change in net unrealized appreciation (depreciation) on: Investment securities	11,355
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		11,351
Net gain (loss)		42,152
Net increase (decrease) in net assets resulting from operations		$ 131,893

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 89,741	$ 104,188
Net realized gain (loss)	30,801	6,723
Change in net unrealized appreciation (depreciation)	11,351	95,481
Net increase (decrease) in net assets resulting from operations	131,893	206,392
Distributions to shareholders from net investment income	(85,375)	(89,629)
Distributions to shareholders from net realized gain	(21,730)	(24,025)
Total distributions	(107,105)	(113,654)
Share transactions - net increase (decrease)	85,679	(122,384)
Redemption fees	252	331
Total increase (decrease) in net assets	110,719	(29,315)

Net Assets
Beginning of period	1,925,382	1,954,697
End of period (including undistributed net investment income of $7,002 and undistributed net investment income of $25,794, respectively)	$ 2,036,101	$ 1,925,382

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 10.21	$ 9.59	$ 9.87	$ 8.60
Income from Investment Operations
Net investment income (loss) C	.480	.569	.607	.593	.650
Net realized and unrealized gain (loss)	.236	.558	.658	(.238)	1.185
Total from investment operations	.716	1.127	1.265	.355	1.835
Distributions from net investment income	(.449)	(.482)	(.647)	(.639)	(.550)
Distributions from net realized gain	(.118)	(.127)	-	-	(.020)
Total distributions	(.567)	(.609)	(.647)	(.639)	(.570)
Redemption fees added to paid in capital C	.001	.002	.002	.004	.005
Net asset value, end of period	$ 10.88	$ 10.73	$ 10.21	$ 9.59	$ 9.87
Total ReturnA, B	6.84%	11.39%	13.78%	3.57%	22.06%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.02%	1.03%	1.03%	1.03%
Expenses net of fee waivers, if any	1.02%	1.02%	1.03%	1.03%	1.03%
Expenses net of all reductions	1.02%	1.02%	1.03%	1.03%	1.03%
Net investment income (loss)	4.42%	5.42%	6.18%	5.93%	7.03%
Supplemental Data
Net assets, end of period (in millions)	$ 682	$ 698	$ 705	$ 659	$ 722
Portfolio turnover rateE	41%	66%	66%	68%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 10.26	$ 9.64	$ 9.92	$ 8.64
Income from Investment Operations
Net investment income (loss) C	.484	.573	.610	.597	.653
Net realized and unrealized gain (loss)	.233	.555	.656	(.241)	1.193
Total from investment operations	.717	1.128	1.266	.356	1.846
Distributions from net investment income	(.450)	(.483)	(.648)	(.640)	(.551)
Distributions from net realized gain	(.118)	(.127)	-	-	(.020)
Total distributions	(.568)	(.610)	(.648)	(.640)	(.571)
Redemption fees added to paid in capital C	.001	.002	.002	.004	.005
Net asset value, end of period	$ 10.93	$ 10.78	$ 10.26	$ 9.64	$ 9.92
Total ReturnA, B	6.81%	11.34%	13.72%	3.56%	22.09%
Ratios to Average Net Assets D, F
Expenses before reductions	1.01%	1.01%	1.02%	1.02%	1.02%
Expenses net of fee waivers, if any	1.01%	1.01%	1.02%	1.02%	1.02%
Expenses net of all reductions	1.01%	1.01%	1.02%	1.02%	1.02%
Net investment income (loss)	4.43%	5.43%	6.19%	5.94%	7.04%
Supplemental Data
Net assets, end of period (in millions)	$ 504	$ 528	$ 547	$ 543	$ 645
Portfolio turnover rateE	41%	66%	66%	68%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.65	$ 10.15	$ 9.53	$ 9.82	$ 8.56
Income from Investment Operations
Net investment income (loss) C	.401	.489	.532	.519	.581
Net realized and unrealized gain (loss)	.237	.542	.663	(.245)	1.180
Total from investment operations	.638	1.031	1.195	.274	1.761
Distributions from net investment income	(.371)	(.406)	(.577)	(.568)	(.486)
Distributions from net realized gain	(.118)	(.127)	-	-	(.020)
Total distributions	(.489)	(.533)	(.577)	(.568)	(.506)
Redemption fees added to paid in capital C	.001	.002	.002	.004	.005
Net asset value, end of period	$ 10.80	$ 10.65	$ 10.15	$ 9.53	$ 9.82
Total ReturnA, B	6.12%	10.45%	13.06%	2.75%	21.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.74%	1.75%	1.75%	1.75%	1.74%
Expenses net of fee waivers, if any	1.74%	1.75%	1.75%	1.75%	1.74%
Expenses net of all reductions	1.74%	1.75%	1.75%	1.74%	1.74%
Net investment income (loss)	3.70%	4.69%	5.46%	5.21%	6.32%
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 19	$ 28	$ 38	$ 52
Portfolio turnover rateE	41%	66%	66%	68%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.71	$ 10.19	$ 9.58	$ 9.86	$ 8.59
Income from Investment Operations
Net investment income (loss) C	.398	.489	.533	.518	.581
Net realized and unrealized gain (loss)	.237	.560	.649	(.237)	1.186
Total from investment operations	.635	1.049	1.182	.281	1.767
Distributions from net investment income	(.368)	(.404)	(.574)	(.565)	(.482)
Distributions from net realized gain	(.118)	(.127)	-	-	(.020)
Total distributions	(.486)	(.531)	(.574)	(.565)	(.502)
Redemption fees added to paid in capital C	.001	.002	.002	.004	.005
Net asset value, end of period	$ 10.86	$ 10.71	$ 10.19	$ 9.58	$ 9.86
Total ReturnA, B	6.05%	10.58%	12.85%	2.81%	21.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.77%	1.78%	1.77%	1.77%
Expenses net of fee waivers, if any	1.77%	1.77%	1.78%	1.77%	1.77%
Expenses net of all reductions	1.77%	1.77%	1.77%	1.77%	1.77%
Net investment income (loss)	3.67%	4.67%	5.44%	5.19%	6.29%
Supplemental Data
Net assets, end of period (in millions)	$ 182	$ 183	$ 180	$ 164	$ 186
Portfolio turnover rateE	41%	66%	66%	68%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 9.65	$ 9.10	$ 9.40	$ 8.22
Income from Investment Operations
Net investment income (loss) B	.474	.561	.598	.595	.642
Net realized and unrealized gain (loss)	.216	.524	.623	(.233)	1.128
Total from investment operations	.690	1.085	1.221	.362	1.770
Distributions from net investment income	(.473)	(.510)	(.673)	(.666)	(.575)
Distributions from net realized gain	(.118)	(.127)	-	-	(.020)
Total distributions	(.591)	(.637)	(.673)	(.666)	(.595)
Redemption fees added to paid in capital B	.001	.002	.002	.004	.005
Net asset value, end of period	$ 10.20	$ 10.10	$ 9.65	$ 9.10	$ 9.40
Total ReturnA	7.02%	11.63%	14.07%	3.83%	22.33%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.77%	.78%	.77%	.78%
Expenses net of fee waivers, if any	.78%	.77%	.78%	.77%	.78%
Expenses net of all reductions	.78%	.77%	.78%	.77%	.78%
Net investment income (loss)	4.66%	5.68%	6.44%	6.19%	7.28%
Supplemental Data
Net assets, end of period (in millions)	$ 658	$ 497	$ 495	$ 498	$ 1,336
Portfolio turnover rateD	41%	66%	66%	68%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, defaulted bonds, market discount, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 160,266
Gross unrealized depreciation	(77,295)
Net unrealized appreciation (depreciation) on securities	$ 82,971

Tax Cost	$ 1,941,131

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 392
Capital loss carryforward	$ (476,979)
Net unrealized appreciation (depreciation) on securities and other investments	$ 82,971

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (476,979)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 107,105	$ 113,654

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $920,250 and $787,974, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,767	$ 24
Class T	-%	.25%	1,311	8
Class B	.65%	.25%	133	96
Class C	.75%	.25%	1,855	144
			$ 5,066	$ 272

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 72
Class T	10
Class B*	8
Class C*	10
$ 100

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 1,125.16
Class T	781.15
Class B	34.23
Class C	298.16
Institutional Class	1,041.17
	$ 3,279

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $40. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 29,254	$ 32,676
Class T	21,657	24,635
Class B	514	920
Class C	6,299	7,083
Institutional Class	27,651	24,315
Total	$ 85,375	$ 89,629
From net realized gain
Class A	$ 7,669	$ 8,703
Class T	5,773	6,597
Class B	206	336
Class C	2,005	2,235
Institutional Class	6,077	6,154
Total	$ 21,730	$ 24,025

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	12,896	17,380	$ 140,028	$ 182,432
Reinvestment of distributions	2,878	3,187	31,150	33,277
Shares redeemed	(18,099)	(24,589)	(196,563)	(257,846)
Net increase (decrease)	(2,325)	(4,022)	$ (25,385)	$ (42,137)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class T
Shares sold	5,270	7,839	$ 57,373	$ 82,393
Reinvestment of distributions	2,245	2,579	24,429	27,058
Shares redeemed	(10,414)	(14,693)	(113,473)	(154,504)
Net increase (decrease)	(2,899)	(4,275)	$ (31,671)	$ (45,053)
Class B
Shares sold	72	170	$ 769	$ 1,770
Reinvestment of distributions	54	91	583	946
Shares redeemed	(981)	(1,185)	(10,557)	(12,346)
Net increase (decrease)	(855)	(924)	$ (9,205)	$ (9,630)
Class C
Shares sold	2,513	2,941	$ 27,167	$ 30,884
Reinvestment of distributions	590	659	6,365	6,860
Shares redeemed	(3,396)	(4,169)	(36,746)	(43,630)
Net increase (decrease)	(293)	(569)	$ (3,214)	$ (5,886)
Institutional Class
Shares sold	24,909	13,983	$ 253,746	$ 138,423
Reinvestment of distributions	2,763	2,463	28,115	24,250
Shares redeemed	(12,448)	(18,542)	(126,707)	(182,351)
Net increase (decrease)	15,224	(2,096)	$ 155,154	$ (19,678)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Income Opportunities Fund was the owner of record of approximately 12% of the total outstanding shares of the Fund.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Litigation.

The Fund, and other entities managed by Fidelity or its affiliates, have been named as defendants in a lawsuit brought by creditors of a subsidiary of Energy Future Holdings Corp. ("EFH"), which is currently in bankruptcy and was formerly known as TXU. The lawsuit, which is captioned as In Re: ENERGY FUTURE HOLDINGS CORP. et al. U.S. Bankruptcy Court, D. Del. Case No. 14-10979 (CSS); AVENUE CAPITAL MANAGEMENT II, LP, et al. v. FIDELITY INVESTMENTS, et al. Adversary No. 14-50797 (CSS), was filed in the United States Bankruptcy Court for the District of Delaware on October 6, 2014. The plaintiffs are seeking to enforce an alleged agreement under which the Fund and other defendants would sell certain EFH notes, as identified in the Fund's Schedule of Investments, to the plaintiffs at a specified price. Plaintiffs are seeking a declaration that an alleged right to call the securities was properly exercised and an order that the Fund and other defendants transfer the notes to the plaintiffs at the specified price. The Fund and the other defendants dispute the plaintiffs' claims and intend to defend the case vigorously. On November 19, 2014, the defendants filed a motion to dismiss contending, among other things, that the right to call the notes never came into existence and was part of a proposed settlement agreement that was never completed or approved by the bankruptcy court. The motion to dismiss has not yet been decided. If the lawsuit were to be decided in a manner adverse to the Fund, the Fund could experience a loss up to $7,119,941 as of period end. The Fund will also incur legal costs in defending the case.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor High Income Advantage Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/08/2014	12/05/14	$0.01
Class T	12/08/2014	12/05/14	$0.01
Class B	12/08/2014	12/05/14	$0.01
Class C	12/08/2014	12/05/14	$0.01

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $55,205,860.93 of distributions paid during the period January 1, 2014 to October 31, 2014 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Class A, Class T, Class B, and Class C designates 35% of the dividend paid 12/09/2013 as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 39% of the dividend paid 12/09/2013 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Advantage Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class B, and Institutional Class ranked below its competitive median for 2013 and the total expense ratio of Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class C was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

HY-UANN-1214
1.784750.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

High Income Advantage

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	7.02%	11.60%	8.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds overcame late-period volatility to rise 5.85% for the 12 months ending October 31, 2014, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, continuing a positive multiyear run. High yield benefited from a growing U.S. economy, low default rate, solid corporate fundamentals and monetary support from central banks worldwide. Early on, the index recovered from fears that the Fed might increase interest rates, in conjunction with its plan to wind down its stimulative bond-buying program. Meanwhile, weaker-than-expected economic data in the first quarter of 2014 helped to keep low policy rates in place. High yield advanced steadily until the market shifted in July, when investors exited high yield at a record pace amid unfavorable supply/demand dynamics and new concerns that the Fed could begin to tighten monetary policy. Fed Chair Janet Yellen contributed to the tumult, suggesting high-yield valuations "appear stretched." The index continued its decline in the final months of the period until it staged a slight rebound in October, as concerns about possible deflation in Europe and recession in Japan led to increased expectations for additional market intervention outside the U.S.

Comments from Harley Lank, Portfolio Manager of Fidelity Advisor® High Income Advantage Fund: For the year, the fund's Institutional Class shares returned 7.02%, outperforming The BofA Merrill Lynch index. The fund performed in line with my expectations, given the market environment and how I structured the portfolio. Specifically, equities outperformed high-yield bonds, and I intentionally held about 15% of the fund's assets in common stocks. My focus on higher-quality investments in the high-yield part of the fund also buoyed relative performance, because the higher-quality bonds benefited more than lower-quality issues from declining interest rates during the period. Overall, we were helped further by favorable security selection within the high-yield bond segment of the fund. From an industry standpoint, the fund was helped most by security selection in technology, telecommunications and diversified financial services. Top contributors included Texas utility TXU - a subsidiary of Energy Future Holdings - out-of-benchmark equity holdings in semiconductor manufacturer Skyworks Solutions and bonds issued by auto financing company Ally Financial. Conversely, security selection in metals & mining hurt, including bond and common stock holdings of coal producer Alpha Natural Resources. An out-of-benchmark investment in the common stock of health-club operator Town Sports International Holdings also dampened the fund's return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.01%
Actual		$ 1,000.00	$ 1,022.20	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.14
Class T	1.00%
Actual		$ 1,000.00	$ 1,022.10	$ 5.10
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class B	1.72%
Actual		$ 1,000.00	$ 1,018.70	$ 8.75
HypotheticalA		$ 1,000.00	$ 1,016.53	$ 8.74
Class C	1.76%
Actual		$ 1,000.00	$ 1,018.40	$ 8.95
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,023.70	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	2.8	2.6
GMAC LLC	2.7	2.7
HCA Holdings, Inc.	2.0	2.3
SLM Corp.	1.8	1.8
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	1.6	1.6
	10.9
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Diversified Financial Services	9.7	10.0
Telecommunications	9.7	10.0
Healthcare	7.2	7.7
Energy	7.2	7.5
Banks & Thrifts	7.0	5.6
Quality Diversification (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
BBB 0.6%	BBB 1.2%
BB 28.4%	BB 24.8%
B 34.5%	B 36.0%
CCC,CC,C 13.5%	CCC,CC,C 17.0%
Not Rated 3.8%	Not Rated 1.3%
Equities 16.4%	Equities 16.8%
Short-Term Investments and Net Other Assets 2.8%	Short-Term Investments and Net Other Assets 2.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2014*		As of April 30, 2014**
	Nonconvertible Bonds 70.0%		Nonconvertible Bonds 69.0%
	Convertible Bonds, Preferred Stocks 1.0%		Convertible Bonds, Preferred Stocks 1.0%
	Common Stocks 15.4%		Common Stocks 15.8%
	Bank Loan Obligations 7.9%		Bank Loan Obligations 8.5%
	Other Investments 2.9%		Other Investments 2.8%
	Short-Term Investments and Net Other Assets (Liabilities) 2.8%		Short-Term Investments and Net Other Assets (Liabilities) 2.9%
* Foreign investments	18.8%	** Foreign investments	18.1%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Corporate Bonds - 70.0%
	Principal Amount (000s) (e)	Value (000s)
Convertible Bonds - 0.0%
Broadcasting - 0.0%
Mood Media Corp. 10% 10/31/15 (g)	$ 38	$ 32
Nonconvertible Bonds - 70.0%
Aerospace - 0.2%
GenCorp, Inc. 7.125% 3/15/21	270	287
TransDigm, Inc.:
6% 7/15/22	2,030	2,053
6.5% 7/15/24	2,000	2,060
		4,400
Air Transportation - 0.3%
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22	940	1,001
6.125% 4/29/18	670	707
9.25% 5/10/17	1,071	1,210
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17	1,900	2,109
		5,027
Automotive - 2.1%
American Axle & Manufacturing, Inc. 5.125% 2/15/19	750	761
Chassix, Inc. 9.25% 8/1/18 (g)	765	742
Dana Holding Corp.:
5.375% 9/15/21	1,450	1,508
6% 9/15/23	1,450	1,523
Gates Global LLC / Gates Global Co. 6% 7/15/22 (g)	2,235	2,168
General Motors Acceptance Corp. 8% 11/1/31	3,759	4,788
General Motors Financial Co., Inc.:
4.25% 5/15/23	1,000	1,030
4.75% 8/15/17	3,660	3,907
6.75% 6/1/18	10,220	11,612
LKQ Corp. 4.75% 5/15/23	430	416
Schaeffler Finance BV 4.75% 5/15/21 (g)	5,430	5,416
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (g)(i)	2,140	2,215
6.75% 11/15/22 pay-in-kind (g)(i)	1,005	1,063
6.875% 8/15/18 pay-in-kind (g)(i)	2,550	2,671
Tenneco, Inc. 6.875% 12/15/20	3,362	3,581
		43,401
Banks & Thrifts - 4.3%
Ally Financial, Inc.:
3.5% 1/27/19	3,485	3,494
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Banks & Thrifts - continued
Ally Financial, Inc.: - continued
4.75% 9/10/18	$ 3,970	$ 4,169
8% 3/15/20	3,333	4,008
GMAC LLC:
8% 12/31/18	25,964	30,088
8% 11/1/31	19,887	25,306
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	11,620	11,768
6% 12/19/23	8,040	8,650
Washington Mutual Bank 5.5% 1/15/49 (d)	10,000	1
		87,484
Broadcasting - 0.1%
AMC Networks, Inc. 7.75% 7/15/21	500	545
Clear Channel Communications, Inc. 5.5% 12/15/16	2,263	2,144
		2,689
Building Materials - 0.7%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (g)	595	602
CEMEX Finance LLC 6% 4/1/24 (g)	2,795	2,850
CEMEX S.A.B. de CV 5.2331% 9/30/15 (g)(i)	4,305	4,387
HMAN Finance Sub Corp. 6.375% 7/15/22 (g)	900	875
Nortek, Inc. 8.5% 4/15/21	1,520	1,634
USG Corp.:
5.875% 11/1/21 (g)	430	444
6.3% 11/15/16	275	290
7.875% 3/30/20 (g)	1,390	1,494
9.75% 1/15/18	1,585	1,827
		14,403
Cable TV - 4.4%
Altice SA 7.75% 5/15/22 (g)	14,575	15,304
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	2,550	2,544
5.25% 3/15/21	2,245	2,273
5.75% 9/1/23	1,545	1,582
5.75% 1/15/24	5,335	5,462
CCOH Safari LLC 5.5% 12/1/22	3,735	3,772
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (g)	535	558
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (g)	$ 5,495	$ 5,364
DISH DBS Corp.:
5% 3/15/23	4,695	4,677
5.875% 7/15/22	4,240	4,494
6.75% 6/1/21	5,260	5,839
Lynx I Corp. 5.375% 4/15/21 (g)	1,260	1,307
Lynx II Corp. 6.375% 4/15/23 (g)	710	751
Numericable Group SA:
4.875% 5/15/19 (g)	7,890	7,870
6% 5/15/22 (g)	15,358	15,704
6.25% 5/15/24 (g)	1,150	1,183
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (g)	3,001	3,144
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.5% 1/15/23 (g)	2,145	2,236
7.5% 3/15/19 (g)	705	742
UPCB Finance III Ltd. 6.625% 7/1/20 (g)	1,635	1,721
UPCB Finance VI Ltd. 6.875% 1/15/22 (g)	1,900	2,076
Virgin Media Finance PLC 6% 10/15/24 (g)	1,620	1,685
		90,288
Capital Goods - 0.2%
AECOM Technology Corp.:
5.75% 10/15/22 (g)	1,115	1,174
5.875% 10/15/24 (g)	955	1,010
Briggs & Stratton Corp. 6.875% 12/15/20	735	810
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (g)	1,665	1,723
		4,717
Chemicals - 1.0%
Hexion U.S. Finance Corp. 6.625% 4/15/20	4,605	4,605
LSB Industries, Inc. 7.75% 8/1/19	705	752
PolyOne Corp. 5.25% 3/15/23	2,215	2,221
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19	9,017	9,535
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (g)	960	1,039
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Chemicals - continued
W.R. Grace & Co. - Conn:
5.125% 10/1/21 (g)	$ 1,550	$ 1,615
5.625% 10/1/24 (g)	620	653
		20,420
Consumer Products - 0.7%
Prestige Brands, Inc.:
5.375% 12/15/21 (g)	2,875	2,782
8.125% 2/1/20	335	358
Revlon Consumer Products Corp. 5.75% 2/15/21	10,540	10,540
Spectrum Brands Holdings, Inc.:
6.375% 11/15/20	565	599
6.625% 11/15/22	670	719
		14,998
Containers - 2.5%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (g)(i)	1,430	1,416
Ardagh Packaging Finance PLC 9.125% 10/15/20 (g)	3,369	3,630
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (g)	1,410	1,391
6.25% 1/31/19 (g)	1,165	1,174
6.75% 1/31/21 (g)	1,350	1,380
7% 11/15/20 (g)	697	711
9.125% 10/15/20 (g)	1,045	1,121
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (g)	1,255	1,252
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (g)	1,465	1,377
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	10,505	10,925
6.875% 2/15/21	7,339	7,798
7.875% 8/15/19	8,387	8,985
8.25% 2/15/21	6,144	6,605
Sealed Air Corp. 6.5% 12/1/20 (g)	1,730	1,903
Tekni-Plex, Inc. 9.75% 6/1/19 (g)	1,114	1,217
		50,885
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - 6.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.75% 5/15/19 (g)	$ 3,725	$ 3,697
4.5% 5/15/21 (g)	4,075	4,116
5% 10/1/21 (g)	2,715	2,824
Aircastle Ltd. 4.625% 12/15/18	1,625	1,649
CIT Group, Inc.:
3.875% 2/19/19	2,570	2,586
5% 8/15/22	3,195	3,343
5% 8/1/23	4,515	4,713
5.375% 5/15/20	4,400	4,703
5.5% 2/15/19 (g)	8,075	8,615
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	3,930	3,999
5.875% 2/1/22	4,690	4,819
6% 8/1/20	3,840	4,032
International Lease Finance Corp.:
3.875% 4/15/18	7,210	7,233
5.75% 5/15/16	6,040	6,297
5.875% 8/15/22	10,375	11,257
7.125% 9/1/18 (g)	10,309	11,675
8.25% 12/15/20	3,945	4,734
8.625% 1/15/22	11,580	14,359
SLM Corp.:
4.875% 6/17/19	9,130	9,267
5.5% 1/15/19	3,545	3,676
5.5% 1/25/23	2,245	2,245
6.125% 3/25/24	3,835	3,960
8% 3/25/20	9,700	11,131
8.45% 6/15/18	4,905	5,604
		140,534
Diversified Media - 1.0%
Clear Channel Worldwide Holdings, Inc.:
Series A:
6.5% 11/15/22	1,225	1,262
7.625% 3/15/20	900	950
Series B, 6.5% 11/15/22	3,315	3,431
7.625% 3/15/20	4,400	4,681
Lamar Media Corp. 5.375% 1/15/24	1,080	1,118
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Diversified Media - continued
Liberty Media Corp.:
8.25% 2/1/30	$ 469	$ 511
8.5% 7/15/29	529	586
MDC Partners, Inc. 6.75% 4/1/20 (g)	440	457
National CineMedia LLC:
6% 4/15/22	4,035	4,085
7.875% 7/15/21	2,050	2,183
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (g)	1,220	1,238
		20,502
Electric Utilities - 3.8%
Calpine Corp.:
5.375% 1/15/23	2,615	2,641
5.75% 1/15/25	1,120	1,134
6% 1/15/22 (g)	1,885	2,031
7.875% 1/15/23 (g)	4,205	4,657
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (d)	6,237	7,360
12.25% 3/1/22 (d)(g)	20,435	24,318
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22 (g)	535	530
InterGen NV 7% 6/30/23 (g)	3,940	3,773
Mirant Americas Generation LLC 9.125% 5/1/31	690	645
NRG Energy, Inc. 6.625% 3/15/23	7,020	7,406
RJS Power Holdings LLC 5.125% 7/15/19 (g)	3,830	3,811
The AES Corp.:
4.875% 5/15/23	725	723
5.5% 3/15/24	1,305	1,334
7.375% 7/1/21	2,400	2,738
TXU Corp.:
5.55% 11/15/14 (d)(m)	7,757	6,128
6.5% 11/15/24 (d)(m)	4,961	3,919
6.55% 11/15/34 (d)(m)	4,295	3,393
		76,541
Energy - 6.0%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23	2,720	2,842
4.875% 3/15/24	1,300	1,359
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.7413% 8/1/19 (g)(i)	$ 2,380	$ 2,106
7.125% 11/1/20 (g)	2,835	2,452
7.375% 11/1/21 (g)	3,475	3,041
AmeriGas Finance LLC/AmeriGas Finance Corp.:
6.75% 5/20/20	1,260	1,342
7% 5/20/22	2,700	2,916
Antero Resources Corp. 5.125% 12/1/22 (g)	3,765	3,766
Antero Resources Finance Corp. 5.375% 11/1/21	2,500	2,538
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 5.875% 8/1/23	1,885	1,956
California Resources Corp.:
5% 1/15/20 (g)	2,340	2,375
5.5% 9/15/21 (g)	3,045	3,106
6% 11/15/24 (g)	2,030	2,071
Chesapeake Energy Corp.:
4.875% 4/15/22	1,890	1,933
5.375% 6/15/21	3,665	3,821
5.75% 3/15/23	2,170	2,376
6.125% 2/15/21	3,615	4,013
6.875% 11/15/20	177	202
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	1,520	1,535
7.75% 4/1/19	3,095	3,254
Denbury Resources, Inc. 4.625% 7/15/23	4,395	4,060
Diamondback Energy, Inc. 7.625% 10/1/21	1,545	1,642
Dynegy Finance I, Inc./Dynegy Finance II, Inc.:
6.75% 11/1/19 (g)	1,855	1,920
7.375% 11/1/22 (g)	3,470	3,670
7.625% 11/1/24 (g)	3,465	3,673
Edgen Murray Corp. 8.75% 11/1/20 (g)	1,200	1,320
El Paso Energy Corp. 7.75% 1/15/32	1,399	1,749
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22	1,440	1,519
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	3,975	4,343
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22 (g)	2,280	2,189
Forbes Energy Services Ltd. 9% 6/15/19	3,470	3,349
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Forum Energy Technologies, Inc. 6.25% 10/1/21	$ 1,090	$ 1,123
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21	845	849
Gibson Energy, Inc. 6.75% 7/15/21 (g)	280	298
Gulfmark Offshore, Inc. 6.375% 3/15/22	560	510
Kinder Morgan Holding Co. LLC 5% 2/15/21 (g)	1,695	1,788
Kodiak Oil & Gas Corp.:
5.5% 1/15/21	790	802
8.125% 12/1/19	2,010	2,161
Laredo Petroleum Holdings, Inc. 5.625% 1/15/22	2,995	2,950
Markwest Energy Partners LP/Markwest Energy Finance Corp. 5.5% 2/15/23	995	1,060
Offshore Group Investment Ltd.:
7.125% 4/1/23	2,445	2,017
7.5% 11/1/19	8,130	6,931
Pacific Drilling V Ltd. 7.25% 12/1/17 (g)	1,985	1,968
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 7/15/22	1,125	1,122
Rosetta Resources, Inc. 5.875% 6/1/24	1,235	1,186
RSP Permian, Inc. 6.625% 10/1/22 (g)	915	913
Sabine Pass Liquefaction LLC:
5.625% 4/15/23 (g)	4,530	4,689
5.75% 5/15/24 (g)	3,215	3,324
SemGroup Corp. 7.5% 6/15/21	1,625	1,710
Star Gas Partners LP/Star Gas Finance Co. 8.875% 12/1/17	1,324	1,382
Summit Midstream Holdings LLC:
5.5% 8/15/22	1,520	1,520
7.5% 7/1/21	810	883
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22	908	976
Teine Energy Ltd. 6.875% 9/30/22 (g)	2,166	2,052
Western Refining, Inc. 6.25% 4/1/21	905	910
		121,562
Entertainment/Film - 0.8%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22 (g)	470	485
5.625% 2/15/24 (g)	510	532
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Entertainment/Film - continued
Cinemark U.S.A., Inc.:
4.875% 6/1/23	$ 2,110	$ 2,078
5.125% 12/15/22	570	570
7.375% 6/15/21	1,085	1,164
Lions Gate Entertainment Corp. 5.25% 8/1/18 (g)	6,095	6,278
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	0
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (g)	1,425	1,461
Regal Entertainment Group:
5.75% 6/15/23	3,725	3,576
5.75% 2/1/25	555	524
		16,668
Environmental - 0.4%
Clean Harbors, Inc. 5.125% 6/1/21	1,180	1,201
Covanta Holding Corp.:
5.875% 3/1/24	1,530	1,574
6.375% 10/1/22	1,355	1,443
7.25% 12/1/20	1,094	1,165
Darling International, Inc. 5.375% 1/15/22	1,280	1,283
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (g)	1,455	1,550
		8,216
Food & Drug Retail - 1.9%
Albertsons Holdings LLC/Saturn Acquistion Merger Sub, Inc. 7.75% 10/15/22 (g)	3,895	3,837
JBS Investments GmbH:
7.25% 4/3/24 (g)	1,905	2,034
7.75% 10/28/20 (g)	4,855	5,319
Minerva Luxmbourg SA 7.75% 1/31/23 (g)	635	664
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (g)	1,375	1,499
Rite Aid Corp.:
6.75% 6/15/21	11,895	12,698
6.875% 12/15/28 (g)	5,785	6,045
7.7% 2/15/27	6,515	7,232
		39,328
Food/Beverage/Tobacco - 1.6%
C&S Group Enterprises LLC 5.375% 7/15/22 (g)	2,555	2,555
ESAL GmbH 6.25% 2/5/23 (g)	4,565	4,656
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - continued
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (g)	$ 2,275	$ 2,409
H.J. Heinz Co. 4.25% 10/15/20	12,790	12,915
H.J. Heinz Finance Co. 7.125% 8/1/39 (g)	300	332
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 5.875% 7/15/24 (g)	2,435	2,447
Post Holdings, Inc.:
6% 12/15/22 (g)	1,195	1,153
6.75% 12/1/21 (g)	5,380	5,373
		31,840
Gaming - 2.4%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (g)	7,110	6,612
GLP Capital LP/GLP Financing II, Inc.:
4.375% 11/1/18	820	843
4.875% 11/1/20	2,140	2,226
5.375% 11/1/23	1,700	1,789
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (g)	10,735	10,681
Graton Economic Development Authority 9.625% 9/1/19 (g)	1,730	1,938
MCE Finance Ltd. 5% 2/15/21 (g)	2,100	2,069
MGM Mirage, Inc.:
6.875% 4/1/16	820	863
8.625% 2/1/19	5,000	5,788
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20 (g)	4,505	4,370
11% 10/1/21 (g)	2,725	2,531
Studio City Finance Ltd. 8.5% 12/1/20 (g)	8,920	9,678
		49,388
Healthcare - 5.9%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
6% 10/15/21	685	706
7.75% 2/15/19	4,441	4,663
Catamaran Corp. 4.75% 3/15/21 (Reg. S)	1,965	1,950
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	355	362
DaVita HealthCare Partners, Inc.:
5.125% 7/15/24	4,500	4,590
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
DaVita HealthCare Partners, Inc.: - continued
5.75% 8/15/22	$ 1,970	$ 2,088
Grifols Worldwide Operations Ltd. 5.25% 4/1/22 (g)	2,915	2,988
HCA Holdings, Inc.:
4.75% 5/1/23	4,475	4,548
5% 3/15/24	3,060	3,156
5.875% 3/15/22	8,635	9,477
6.25% 2/15/21	2,265	2,438
6.5% 2/15/20	7,640	8,528
7.5% 2/15/22	5,095	5,917
7.75% 5/15/21	6,114	6,588
HealthSouth Corp. 5.75% 11/1/24	3,280	3,444
IMS Health, Inc. 6% 11/1/20 (g)	1,175	1,219
Omega Healthcare Investors, Inc.:
5.875% 3/15/24	410	441
6.75% 10/15/22	2,631	2,809
Polymer Group, Inc. 6.875% 6/1/19 (g)	890	879
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	1,080	1,121
Salix Pharmaceuticals Ltd. 6% 1/15/21 (g)	620	671
Service Corp. International 5.375% 1/15/22	815	844
Tenet Healthcare Corp.:
4.375% 10/1/21	8,990	8,934
4.5% 4/1/21	1,670	1,674
4.75% 6/1/20	1,665	1,702
5% 3/1/19 (g)	2,970	2,974
6% 10/1/20	1,890	2,032
6.75% 2/1/20	1,800	1,904
8.125% 4/1/22	7,570	8,677
Valeant Pharmaceuticals International:
5.625% 12/1/21 (g)	1,395	1,385
6.75% 8/15/18 (g)	5,800	6,170
7.25% 7/15/22 (g)	315	332
7.5% 7/15/21 (g)	7,250	7,758
VPI Escrow Corp. 6.375% 10/15/20 (g)	2,380	2,442
VWR Funding, Inc. 7.25% 9/15/17	4,375	4,594
		120,005
Homebuilders/Real Estate - 1.5%
Beazer Homes U.S.A., Inc. 7.25% 2/1/23	1,260	1,254
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Homebuilders/Real Estate - continued
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (g)	$ 1,265	$ 1,344
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (g)	1,000	1,065
CBRE Group, Inc. 5% 3/15/23	6,805	6,941
D.R. Horton, Inc.:
4.75% 2/15/23	915	904
5.75% 8/15/23	750	800
Howard Hughes Corp. 6.875% 10/1/21 (g)	3,530	3,733
Kennedy-Wilson, Inc. 5.875% 4/1/24	1,395	1,421
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (g)	3,085	3,093
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (g)	895	886
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (g)	1,315	1,308
5.875% 6/15/24 (g)	960	979
William Lyon Homes, Inc. 8.5% 11/15/20	2,170	2,371
WLH PNW Finance Corp. 7% 8/15/22 (g)	1,860	1,920
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (g)	2,215	2,226
		30,245
Hotels - 0.6%
Choice Hotels International, Inc. 5.75% 7/1/22	615	663
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21 (g)	10,040	10,580
		11,243
Insurance - 0.2%
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (g)	2,765	2,883
Hub Holdings LLC / Hub Holdings Finance, Inc. 8.125% 7/15/19 pay-in-kind (g)(i)	1,220	1,211
		4,094
Leisure - 0.0%
24 Hour Holdings III LLC 8% 6/1/22 (g)	895	846
Metals/Mining - 1.0%
Alcoa, Inc. 5.125% 10/1/24	1,008	1,064
Alpha Natural Resources, Inc.:
6% 6/1/19	3,730	1,865
6.25% 6/1/21	4,245	2,016
9.75% 4/15/18	1,770	1,155
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Metals/Mining - continued
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (g)	$ 415	$ 432
Calcipar SA 6.875% 5/1/18 (g)	1,070	1,107
Compass Minerals International, Inc. 4.875% 7/15/24 (g)	2,280	2,234
Murray Energy Corp.:
8.625% 6/15/21 (g)	1,540	1,590
9.5% 12/5/20 (g)	2,780	2,975
Prince Mineral Holding Corp. 12% 12/15/19 (g)	655	717
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (g)	1,040	1,009
Walter Energy, Inc.:
9.5% 10/15/19 (g)	3,275	2,841
12% 4/1/20 pay-in-kind (g)(i)	1,545	680
		19,685
Paper - 0.1%
Clearwater Paper Corp. 4.5% 2/1/23	2,045	1,994
Publishing/Printing - 1.5%
Cenveo Corp. 6% 8/1/19 (g)	1,290	1,242
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7% 10/15/20 (g)	4,610	3,550
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21	14,305	16,165
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (g)(i)	5,925	5,851
R.R. Donnelley & Sons Co.:
6% 4/1/24	960	960
6.5% 11/15/23	2,890	2,991
		30,759
Railroad - 0.2%
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (g)	1,920	1,934
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21	1,285	1,349
		3,283
Restaurants - 0.5%
1011778 BC ULC/New Red Finance, Inc. 6% 4/1/22 (g)	1,390	1,409
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Restaurants - continued
Landry's Acquisition Co. 9.375% 5/1/20 (g)	$ 4,040	$ 4,318
Landry's Holdings II, Inc. 10.25% 1/1/18 (g)	4,205	4,373
		10,100
Services - 2.8%
Ahern Rentals, Inc. 9.5% 6/15/18 (g)	470	502
Anna Merger Sub, Inc. 7.75% 10/1/22 (g)	3,165	3,224
APX Group, Inc.:
6.375% 12/1/19	8,560	8,410
8.75% 12/1/20	11,350	9,818
Ashtead Capital, Inc. 5.625% 10/1/24 (g)	3,195	3,331
Audatex North America, Inc.:
6% 6/15/21 (g)	8,190	8,661
6.125% 11/1/23 (g)	590	625
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (g)	815	858
CBRE Group, Inc. 5.25% 3/15/25	2,115	2,165
Ceridian LLC / Comdata, Inc. 8.125% 11/15/17 (g)	2,460	2,460
FTI Consulting, Inc. 6% 11/15/22	2,450	2,508
Garda World Security Corp.:
7.25% 11/15/21 (g)	2,435	2,423
7.25% 11/15/21 (g)	920	915
Hertz Corp.:
5.875% 10/15/20	990	997
6.25% 10/15/22	1,315	1,341
Laureate Education, Inc. 9.75% 9/1/19 (g)(i)	6,520	6,716
NES Rentals Holdings, Inc. 7.875% 5/1/18 (g)	600	623
TMS International Corp. 7.625% 10/15/21 (g)	420	439
TransUnion Holding Co., Inc. 9.625% 6/15/18 pay-in-kind (i)	1,255	1,296
		57,312
Shipping - 1.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (g)	3,070	3,124
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (g)	7,940	7,980
8.125% 2/15/19	2,489	2,408
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (g)	2,020	2,035
Teekay Corp. 8.5% 1/15/20	195	216
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Shipping - continued
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19	$ 1,475	$ 1,626
Western Express, Inc. 12.5% 4/15/15 (g)	6,070	5,372
		22,761
Steel - 0.9%
JMC Steel Group, Inc. 8.25% 3/15/18 (g)	11,106	11,273
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17	5,550	5,841
11.25% 10/15/18	1,303	1,420
		18,534
Super Retail - 0.5%
Asbury Automotive Group, Inc. 8.375% 11/15/20	788	851
JC Penney Corp., Inc.:
5.65% 6/1/20	2,375	1,953
5.75% 2/15/18	703	657
7.4% 4/1/37	775	597
8.125% 10/1/19	3,785	3,634
Sally Holdings LLC 5.5% 11/1/23	925	976
Sonic Automotive, Inc.:
5% 5/15/23	315	306
7% 7/15/22	1,390	1,515
		10,489
Technology - 3.2%
Activision Blizzard, Inc. 6.125% 9/15/23 (g)	2,075	2,246
ADT Corp. 6.25% 10/15/21	1,895	1,990
Avaya, Inc. 7% 4/1/19 (g)	822	808
BMC Software Finance, Inc. 8.125% 7/15/21 (g)	5,860	5,611
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (g)(i)	3,000	2,691
CDW LLC/CDW Finance Corp. 6% 8/15/22	2,950	3,112
Ceridian Corp. 8.875% 7/15/19 (g)	1,755	1,939
Compiler Finance Sub, Inc. 7% 5/1/21 (g)	1,210	1,107
Entegris, Inc. 6% 4/1/22 (g)	635	646
First Data Corp.:
6.75% 11/1/20 (g)	3,570	3,820
11.25% 1/15/21	3,136	3,614
11.75% 8/15/21	840	985
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% 5/1/21 pay-in-kind (g)(i)	950	962
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Lucent Technologies, Inc.:
6.45% 3/15/29	$ 12,334	$ 11,871
6.5% 1/15/28	5,415	5,212
Micron Technology, Inc. 5.875% 2/15/22 (g)	1,520	1,596
Quad/Graphics, Inc. 7% 5/1/22 (g)	670	643
SunGard Data Systems, Inc. 6.625% 11/1/19	3,600	3,726
VeriSign, Inc. 4.625% 5/1/23	2,525	2,516
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	5,620	6,168
13.375% 10/15/19	2,840	3,238
		64,501
Telecommunications - 8.7%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (g)	1,435	1,458
6.75% 11/15/20 (g)	3,390	3,492
Altice Financing SA 6.5% 1/15/22 (g)	895	920
Altice Finco SA:
8.125% 1/15/24 (g)	540	568
9.875% 12/15/20 (g)	945	1,054
Broadview Networks Holdings, Inc. 10.5% 11/15/17	2,915	2,842
Citizens Communications Co. 7.875% 1/15/27	4,949	5,147
Clearwire Communications LLC/Clearwire Finance, Inc. 14.75% 12/1/16 (g)	5,300	6,546
Columbus International, Inc. 7.375% 3/30/21 (g)	9,515	10,086
Digicel Group Ltd.:
6% 4/15/21 (g)	4,580	4,626
7% 2/15/20 (g)	425	441
7.125% 4/1/22 (g)	3,850	3,869
8.25% 9/1/17 (g)	1,025	1,049
8.25% 9/30/20 (g)	10,315	10,779
DigitalGlobe, Inc. 5.25% 2/1/21 (g)	695	676
Eileme 2 AB 11.625% 1/31/20 (g)	2,605	2,983
FairPoint Communications, Inc. 8.75% 8/15/19 (g)	2,375	2,506
Intelsat Jackson Holdings SA:
5.5% 8/1/23	5,655	5,669
6.625% 12/15/22 (Reg. S)	7,870	8,283
7.5% 4/1/21	5,730	6,203
Intelsat Luxembourg SA:
7.75% 6/1/21	8,204	8,573
Corporate Bonds - continued
	Principal Amount (000s) (e)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Intelsat Luxembourg SA: - continued
8.125% 6/1/23	$ 3,585	$ 3,809
Level 3 Communications, Inc. 8.875% 6/1/19	695	745
Level 3 Escrow II, Inc. 5.375% 8/15/22 (g)	3,725	3,790
Level 3 Financing, Inc.:
6.125% 1/15/21 (g)	2,395	2,512
7% 6/1/20	2,365	2,525
SBA Communications Corp. 5.625% 10/1/19	3,075	3,202
Sprint Capital Corp.:
6.875% 11/15/28	1,870	1,819
6.9% 5/1/19	4,761	5,047
8.75% 3/15/32	3,250	3,632
Sprint Communications, Inc.:
6% 12/1/16	6,729	7,124
6% 11/15/22	13,364	13,331
9% 11/15/18 (g)	5,500	6,469
Sprint Corp.:
7.125% 6/15/24 (g)	2,580	2,651
7.875% 9/15/23 (g)	4,245	4,595
T-Mobile U.S.A., Inc.:
5.25% 9/1/18	1,565	1,624
6.25% 4/1/21	3,295	3,439
6.464% 4/28/19	705	735
6.5% 1/15/24	3,970	4,159
6.542% 4/28/20	2,465	2,601
6.625% 4/1/23	4,925	5,196
6.633% 4/28/21	2,225	2,345
6.731% 4/28/22	1,645	1,740
6.836% 4/28/23	480	508
Wind Acquisition Finance SA 4.75% 7/15/20 (g)	5,565	5,440
		176,808
TOTAL NONCONVERTIBLE BONDS		1,425,950
TOTAL CORPORATE BONDS (Cost $1,388,827)		1,425,982
Common Stocks - 15.4%
	Shares	Value (000s)
Aerospace - 0.3%
Triumph Group, Inc.	85,000	$ 5,919
Air Transportation - 0.4%
American Airlines Group, Inc.	100,000	4,135
Delta Air Lines, Inc.	100,000	4,023
		8,158
Automotive - 0.8%
Delphi Automotive PLC	47,622	3,285
General Motors Co.	274,238	8,611
General Motors Co.:
warrants 7/10/16 (a)	7,547	164
warrants 7/10/19 (a)	7,547	108
Motors Liquidation Co. GUC Trust (a)	39,254	907
Trinseo SA	220,098	3,180
		16,255
Banks & Thrifts - 0.5%
Bank of America Corp.	200,000	3,432
JPMorgan Chase & Co.	100,000	6,048
Washington Mutual, Inc. (a)	505,500	0
WMI Holdings Corp. (a)	17,318	37
		9,517
Broadcasting - 0.5%
Cumulus Media, Inc. Class A (a)	550,600	2,125
Gray Television, Inc. (a)	494,070	4,565
Sinclair Broadcast Group, Inc. Class A	100,000	2,905
		9,595
Building Materials - 0.1%
Gibraltar Industries, Inc. (a)	141,340	2,155
Cable TV - 0.3%
Time Warner Cable, Inc.	41,300	6,080
Chemicals - 0.6%
Axiall Corp.	100,000	4,030
LyondellBasell Industries NV Class A	84,795	7,770
Westlake Chemical Partners LP	3,400	103
		11,903
Consumer Products - 0.5%
Whirlpool Corp.	60,000	10,323
Containers - 0.4%
Graphic Packaging Holding Co. (a)	617,874	7,495
Common Stocks - continued
	Shares	Value (000s)
Diversified Financial Services - 0.7%
Citigroup, Inc.	116,564	$ 6,240
The Blackstone Group LP	300,000	9,036
		15,276
Energy - 0.5%
EP Energy Corp. (f)	141,500	2,066
Ocean Rig UDW, Inc. (United States)	235,000	3,231
The Williams Companies, Inc.	61,000	3,386
Vantage Drilling Co. (a)	2,000,000	1,935
		10,618
Environmental - 0.3%
Darling International, Inc. (a)	300,000	5,280
Food/Beverage/Tobacco - 0.9%
Carlyle Group LP	72,700	2,018
Dean Foods Co. (f)	400,000	5,884
Monster Beverage Corp. (a)	100,000	10,088
		17,990
Gaming - 0.8%
Gaming & Leisure Properties	119,574	3,737
Las Vegas Sands Corp.	130,000	8,094
Station Holdco LLC (a)(j)(l)	1,531,479	4,043
Station Holdco LLC (a)(j)(l)	11,653	31
Station Holdco LLC:
unit (a)(j)(l)	3,411	1
warrants 6/15/18 (a)(j)(l)	96,849	36
		15,942
Healthcare - 0.7%
Legend Acquisition, Inc.	18,796	288
Legend Acquisition, Inc.:
Class A warrants (a)	28,063	0
Class B warrants (a)	37,006	0
Tenet Healthcare Corp. (a)	113,675	6,371
Universal Health Services, Inc. Class B	75,000	7,778
		14,437
Homebuilders/Real Estate - 0.5%
Lennar Corp. Class A	200,000	8,616
Realogy Holdings Corp. (a)	46,400	1,903
		10,519
Common Stocks - continued
	Shares	Value (000s)
Hotels - 0.6%
Extended Stay America, Inc. unit	194,400	$ 4,483
Hyatt Hotels Corp. Class A (a)	145,000	8,587
		13,070
Insurance - 0.3%
H&R Block, Inc.	200,000	6,462
Leisure - 0.2%
Town Sports International Holdings, Inc.	564,202	3,340
Metals/Mining - 0.1%
Alpha Natural Resources, Inc. (a)(f)	750,000	1,470
AngloGold Ashanti Ltd. sponsored ADR (a)	87,174	721
		2,191
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (a)(l)	4,323	6
Restaurants - 0.9%
Bloomin' Brands, Inc. (a)	172,900	3,270
Dunkin' Brands Group, Inc.	171,900	7,818
Yum! Brands, Inc.	100,000	7,183
		18,271
Services - 0.9%
ARAMARK Holdings Corp.	253,900	7,086
KAR Auction Services, Inc.	347,600	10,553
WP Rocket Holdings, Inc.	1,964,861	393
		18,032
Shipping - 0.3%
Ship Finance International Ltd. (NY Shares)	300,000	5,157
Ultrapetrol (Bahamas) Ltd. (a)	7,916	24
		5,181
Super Retail - 0.4%
Dollar General Corp. (a)	100,000	6,267
Office Depot, Inc. (a)	500,000	2,610
		8,877
Technology - 2.4%
CDW Corp.	300,000	9,252
Facebook, Inc. Class A (a)	76,094	5,706
Freescale Semiconductor, Inc. (a)	150,000	2,984
Google, Inc. Class A (a)	15,000	8,518
NXP Semiconductors NV (a)	125,000	8,583
Skyworks Solutions, Inc.	150,000	8,736
Common Stocks - continued
	Shares	Value (000s)
Technology - continued
SoftBank Corp. ADR	150,000	$ 5,469
Spansion, Inc. Class A (a)	11,219	231
		49,479
Telecommunications - 0.5%
Alibaba Group Holding Ltd. sponsored ADR	32,200	3,175
Broadview Networks Holdings, Inc. (a)	189,475	360
Pendrell Corp. (a)	37,472	63
T-Mobile U.S., Inc. (a)	225,000	6,568
		10,166
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(l)	42,253	198
TOTAL COMMON STOCKS (Cost $271,151)		312,735
Nonconvertible Preferred Stocks - 1.0%

Banks & Thrifts - 0.6%
Ally Financial, Inc. 7.00% (g)	11,491	11,508
Diversified Financial Services - 0.4%
GMAC Capital Trust I Series 2, 8.125%	320,244	8,560
Services - 0.0%
WP Rocket Holdings, Inc. 15.00%	1,437,822	1,179
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $14,174)		21,247
Bank Loan Obligations - 7.9%
		Principal Amount (000s) (e)
Aerospace - 0.1%
TransDigm, Inc.:
Tranche C, term loan 3.75% 2/28/20 (i)		$ 864	849
Tranche D, term loan 3.75% 6/4/21 (i)		2,319	2,279
			3,128
Broadcasting - 0.2%
Cumulus Media Holdings, Inc. Tranch B 1LN, term loan 4.25% 12/23/20 (i)		3,195	3,163
TWCC Holding Corp. Tranche 2LN, term loan 7% 6/26/20 (i)		1,200	1,175
			4,338
Bank Loan Obligations - continued
		Principal Amount (000s) (e)	Value (000s)
Cable TV - 0.0%
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22 (i)		$ 195	$ 194
Tranche 2LN, term loan 7.75% 7/7/23 (i)		765	757
			951
Chemicals - 0.1%
Royal Adhesives & Sealants LLC Tranche 2LN, term loan 9.75% 1/31/19 (i)		1,960	1,975
Consumer Products - 0.2%
Bauer Performance Sports Ltd. Tranche B, term loan 4% 4/15/21 (i)		1,278	1,267
Revlon Consumer Products Corp. term loan 4% 8/19/19 (i)		3,206	3,166
Spectrum Brands Holdings, Inc. Tranche C, term loan 3.5% 9/4/19 (i)		406	400
			4,833
Containers - 0.1%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (i)		2,015	1,965
Diversified Financial Services - 0.4%
AlixPartners LLP Tranche B 2LN, term loan 4% 7/10/20 (i)		1,269	1,249
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (i)		369	362
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (i)		385	367
TransUnion LLC Tranche B, term loan 4% 4/9/21 (i)		5,313	5,244
			7,222
Diversified Media - 0.4%
Checkout Holding Corp. Tranche 2LN, term loan 7.75% 4/9/22 (i)		1,080	1,026
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (i)		6,208	6,193
			7,219
Electric Utilities - 1.5%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (i)		5,885	5,716
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (i)		23,179	23,121
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (i)		1,148	1,140
Bank Loan Obligations - continued
		Principal Amount (000s) (e)	Value (000s)
Electric Utilities - continued
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (i)		$ 95	$ 94
Southcross Holdings Borrower LP Tranche B, term loan 6% 8/4/21 (i)		175	172
			30,243
Energy - 0.7%
American Energy-Marcellus LLC Tranche B 1LN, term loan 5.25% 8/4/20 (i)		2,965	2,880
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (i)		401	398
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (i)		743	712
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (i)		7,590	7,305
GIM Channelview Cogeneration LLC Tranche B, term loan 4.25% 5/8/20 (i)		194	194
Panda Sherman Power, LLC term loan 9% 9/14/18 (i)		843	856
Panda Temple Power, LLC term loan 7.25% 4/3/19 (i)		400	407
Sheridan Investment Partners I term loan 4.25% 12/16/20 (i)		675	643
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (i)		94	89
Tranche M, term loan 4.25% 12/16/20 (i)		35	33
			13,517
Entertainment/Film - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (i)		325	318
Livent, Inc.:
Tranche A, term loan 18% 1/15/49 pay-in-kind (a)	CAD	289	256
Tranche B, term loan 18% 1/15/49 pay-in-kind (a)	CAD	176	156
			730
Environmental - 0.3%
The Brickman Group, Ltd. Tranche B 1LN, term loan 4% 12/18/20 (i)		7,252	7,143
Food/Beverage/Tobacco - 0.1%
Arysta Lifescience SPC LLC:
Tranche B 1LN, term loan 4.5% 5/29/20 (i)		676	674
Tranche B 2LN, term loan 8.25% 11/30/20 (i)		585	589
			1,263
Bank Loan Obligations - continued
		Principal Amount (000s) (e)	Value (000s)
Gaming - 0.5%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (i)		$ 6,074	$ 5,786
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (i)		773	729
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (i)		795	819
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (i)		2,679	2,646
			9,980
Healthcare - 0.6%
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (i)		1,804	1,795
Tranche B 1LN, term loan 4.5% 4/23/21 (i)		5,646	5,582
MModal IP LLC Tranche B, term loan 9% 1/31/20 (i)		1,125	1,097
Patheon, Inc. Tranche B, term loan 4.2531% 3/11/21 (i)		2,319	2,261
Rural/Metro Corp. Tranche B, term loan 9% 6/30/18 (i)		461	430
Salix Pharmaceuticals Ltd. Tranche B, term loan 4.25% 1/2/20 (i)		197	197
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (i)		120	120
Tranche B 2LN, term loan 4.25% 7/3/19 (i)		193	192
			11,674
Homebuilders/Real Estate - 0.2%
DTZ U.S. Borrower LLC:
Tranche 2LN, term loan 10/28/22 (k)		905	907
Tranche B 1LN, term loan 10/28/21 (k)		1,416	1,420
Tranche B, term loan 10/28/21 (k)		844	846
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (i)		609	596
			3,769
Metals/Mining - 0.0%
Ameriforge Group, Inc. Tranche B 2LN, term loan 8.75% 12/19/20 (i)		190	189
Oxbow Carbon LLC Tranche B 1LN, term loan 4.25% 7/19/19 (i)		164	161
			350
Paper - 0.0%
White Birch Paper Co. Tranche 2LN, term loan 12/31/49 (d)(k)		8,620	0
Bank Loan Obligations - continued
		Principal Amount (000s) (e)	Value (000s)
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4.25% 5/22/18 (i)		$ 268	$ 267
Services - 0.7%
EFS Cogen Holdings I LLC Tranche B, term loan 3.75% 12/17/20 (i)		224	221
Garda World Security Corp.:
term loan 4% 11/8/20 (i)		642	628
Tranche DD, term loan 4% 11/8/20 (i)		164	161
Karman Buyer Corp. Tranche 2LN, term loan 7.5% 7/25/22 (i)		150	149
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (i)		6,305	6,084
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (i)		7,325	7,270
			14,513
Super Retail - 0.1%
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 4.5% 9/26/19 (i)		774	766
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (i)		552	531
			1,297
Technology - 1.2%
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (i)		4,648	4,632
First Data Corp. Tranche B, term loan 3.653% 3/24/18 (i)		10,435	10,252
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (i)		4,049	3,994
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (i)		1,085	1,069
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (i)		3,645	3,736
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (i)		1,020	1,002
Tranche 2LN, term loan 8% 4/9/22 (i)		870	848
			25,533
Telecommunications - 0.5%
Altice Financing SA Tranche B, term loan 5.5% 6/24/19 (i)		7,946	7,976
Bank Loan Obligations - continued
		Principal Amount (000s) (e)	Value (000s)
Telecommunications - continued
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (i)		$ 1,635	$ 1,621
LTS Buyer LLC Tranche 2LN, term loan 8% 4/11/21 (i)		63	63
			9,660
TOTAL BANK LOAN OBLIGATIONS (Cost $170,535)			161,570
Preferred Securities - 2.9%

Banks & Thrifts - 1.6%
Bank of America Corp. 5.2% (h)(i)		2,745	2,606
Barclays Bank PLC 7.625% 11/21/22		12,695	14,261
Credit Agricole SA 6.625% (g)(h)(i)		6,105	6,005
JPMorgan Chase & Co. 5.15% (h)(i)		9,715	9,455
			32,327
Diversified Financial Services - 1.3%
Citigroup, Inc.:
5.35% (h)(i)		24,830	23,768
5.9% (h)(i)		2,100	2,116
			25,884
TOTAL PREFERRED SECURITIES (Cost $59,387)			58,211
Money Market Funds - 2.2%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	41,190,094	41,190
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	3,167,025	3,167
TOTAL MONEY MARKET FUNDS (Cost $44,357)		44,357
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $1,948,431)		2,024,102
NET OTHER ASSETS (LIABILITIES) - 0.6%		11,999
NET ASSETS - 100%		$ 2,036,101
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $587,950,000 or 28.9% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.
(k) The coupon rate will be determined upon settlement of the loan after period end.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,315,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$ 8
Station Holdco LLC	6/17/11 - 4/1/13	$ 1,450
Station Holdco LLC unit	4/1/13	$ 0*
Station Holdco LLC warrants 6/15/18	10/28/08 - 12/1/08	$ 3,945
(m) Security is subject to an agreement restricting sale entered into subsequent to period in connection with the litigation described in the Notes to Financial Statements.
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 76
Fidelity Securities Lending Cash Central Fund	40
Total	$ 116
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 117,204	$ 112,889	$ -	$ 4,315
Consumer Staples	21,252	21,252	-	-
Energy	17,245	17,245	-	-
Financials	52,519	41,011	11,508	-
Health Care	14,437	14,149	-	288
Industrials	28,444	26,872	-	1,572
Information Technology	47,185	47,185	-	-
Materials	23,299	23,299	-	-
Telecommunication Services	12,397	12,397	-	-
Corporate Bonds	1,425,982	-	1,425,981	1
Bank Loan Obligations	161,570	-	159,363	2,207
Preferred Securities	58,211	-	58,211	-
Money Market Funds	44,357	44,357	-	-
Total Investments in Securities:	$ 2,024,102	$ 360,656	$ 1,655,063	$ 8,383
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	81.2%
Luxembourg	4.2%
Canada	2.1%
United Kingdom	1.8%
Netherlands	1.7%
France	1.6%
Bermuda	1.5%
Ireland	1.1%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $3,160) - See accompanying schedule: Unaffiliated issuers (cost $1,904,074)	$ 1,979,745
Fidelity Central Funds (cost $44,357)	44,357
Total Investments (cost $1,948,431)		$ 2,024,102
Cash		416
Receivable for investments sold		4,692
Receivable for fund shares sold		1,801
Dividends receivable		464
Interest receivable		24,725
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		5
Other receivables		62
Total assets		2,056,274

Liabilities
Payable for investments purchased	$ 11,165
Payable for fund shares redeemed	3,196
Distributions payable	835
Accrued management fee	943
Distribution and service plan fees payable	403
Other affiliated payables	337
Other payables and accrued expenses	127
Collateral on securities loaned, at value	3,167
Total liabilities		20,173

Net Assets		$ 2,036,101
Net Assets consist of:
Paid in capital		$ 2,429,916
Undistributed net investment income		7,002
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(476,488)
Net unrealized appreciation (depreciation) on investments		75,671
Net Assets		$ 2,036,101

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($681,865 ÷ 62,699 shares)	$ 10.88

Maximum offering price per share (100/96.00 of $10.88)	$ 11.33
Class T: Net Asset Value and redemption price per share ($504,059 ÷ 46,097 shares)	$ 10.93

Maximum offering price per share (100/96.00 of $10.93)	$ 11.39
Class B: Net Asset Value and offering price per share ($10,354 ÷ 959 shares)A	$ 10.80

Class C: Net Asset Value and offering price per share ($182,289 ÷ 16,793 shares)A	$ 10.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($657,534 ÷ 64,461 shares)	$ 10.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 9,240
Interest		101,084
Income from Fidelity Central Funds		116
Total income		110,440

Expenses
Management fee	$ 11,396
Transfer agent fees	3,279
Distribution and service plan fees	5,066
Accounting and security lending fees	669
Custodian fees and expenses	37
Independent trustees' compensation	9
Registration fees	116
Audit	83
Legal	37
Miscellaneous	16
Total expenses before reductions	20,708
Expense reductions	(9)	20,699
Net investment income (loss)		89,741
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,797
Foreign currency transactions	4
Total net realized gain (loss)		30,801
Change in net unrealized appreciation (depreciation) on: Investment securities	11,355
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		11,351
Net gain (loss)		42,152
Net increase (decrease) in net assets resulting from operations		$ 131,893

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 89,741	$ 104,188
Net realized gain (loss)	30,801	6,723
Change in net unrealized appreciation (depreciation)	11,351	95,481
Net increase (decrease) in net assets resulting from operations	131,893	206,392
Distributions to shareholders from net investment income	(85,375)	(89,629)
Distributions to shareholders from net realized gain	(21,730)	(24,025)
Total distributions	(107,105)	(113,654)
Share transactions - net increase (decrease)	85,679	(122,384)
Redemption fees	252	331
Total increase (decrease) in net assets	110,719	(29,315)

Net Assets
Beginning of period	1,925,382	1,954,697
End of period (including undistributed net investment income of $7,002 and undistributed net investment income of $25,794, respectively)	$ 2,036,101	$ 1,925,382

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 10.21	$ 9.59	$ 9.87	$ 8.60
Income from Investment Operations
Net investment income (loss) C	.480	.569	.607	.593	.650
Net realized and unrealized gain (loss)	.236	.558	.658	(.238)	1.185
Total from investment operations	.716	1.127	1.265	.355	1.835
Distributions from net investment income	(.449)	(.482)	(.647)	(.639)	(.550)
Distributions from net realized gain	(.118)	(.127)	-	-	(.020)
Total distributions	(.567)	(.609)	(.647)	(.639)	(.570)
Redemption fees added to paid in capital C	.001	.002	.002	.004	.005
Net asset value, end of period	$ 10.88	$ 10.73	$ 10.21	$ 9.59	$ 9.87
Total ReturnA, B	6.84%	11.39%	13.78%	3.57%	22.06%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.02%	1.03%	1.03%	1.03%
Expenses net of fee waivers, if any	1.02%	1.02%	1.03%	1.03%	1.03%
Expenses net of all reductions	1.02%	1.02%	1.03%	1.03%	1.03%
Net investment income (loss)	4.42%	5.42%	6.18%	5.93%	7.03%
Supplemental Data
Net assets, end of period (in millions)	$ 682	$ 698	$ 705	$ 659	$ 722
Portfolio turnover rateE	41%	66%	66%	68%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 10.26	$ 9.64	$ 9.92	$ 8.64
Income from Investment Operations
Net investment income (loss) C	.484	.573	.610	.597	.653
Net realized and unrealized gain (loss)	.233	.555	.656	(.241)	1.193
Total from investment operations	.717	1.128	1.266	.356	1.846
Distributions from net investment income	(.450)	(.483)	(.648)	(.640)	(.551)
Distributions from net realized gain	(.118)	(.127)	-	-	(.020)
Total distributions	(.568)	(.610)	(.648)	(.640)	(.571)
Redemption fees added to paid in capital C	.001	.002	.002	.004	.005
Net asset value, end of period	$ 10.93	$ 10.78	$ 10.26	$ 9.64	$ 9.92
Total ReturnA, B	6.81%	11.34%	13.72%	3.56%	22.09%
Ratios to Average Net Assets D, F
Expenses before reductions	1.01%	1.01%	1.02%	1.02%	1.02%
Expenses net of fee waivers, if any	1.01%	1.01%	1.02%	1.02%	1.02%
Expenses net of all reductions	1.01%	1.01%	1.02%	1.02%	1.02%
Net investment income (loss)	4.43%	5.43%	6.19%	5.94%	7.04%
Supplemental Data
Net assets, end of period (in millions)	$ 504	$ 528	$ 547	$ 543	$ 645
Portfolio turnover rateE	41%	66%	66%	68%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.65	$ 10.15	$ 9.53	$ 9.82	$ 8.56
Income from Investment Operations
Net investment income (loss) C	.401	.489	.532	.519	.581
Net realized and unrealized gain (loss)	.237	.542	.663	(.245)	1.180
Total from investment operations	.638	1.031	1.195	.274	1.761
Distributions from net investment income	(.371)	(.406)	(.577)	(.568)	(.486)
Distributions from net realized gain	(.118)	(.127)	-	-	(.020)
Total distributions	(.489)	(.533)	(.577)	(.568)	(.506)
Redemption fees added to paid in capital C	.001	.002	.002	.004	.005
Net asset value, end of period	$ 10.80	$ 10.65	$ 10.15	$ 9.53	$ 9.82
Total ReturnA, B	6.12%	10.45%	13.06%	2.75%	21.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.74%	1.75%	1.75%	1.75%	1.74%
Expenses net of fee waivers, if any	1.74%	1.75%	1.75%	1.75%	1.74%
Expenses net of all reductions	1.74%	1.75%	1.75%	1.74%	1.74%
Net investment income (loss)	3.70%	4.69%	5.46%	5.21%	6.32%
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 19	$ 28	$ 38	$ 52
Portfolio turnover rateE	41%	66%	66%	68%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.71	$ 10.19	$ 9.58	$ 9.86	$ 8.59
Income from Investment Operations
Net investment income (loss) C	.398	.489	.533	.518	.581
Net realized and unrealized gain (loss)	.237	.560	.649	(.237)	1.186
Total from investment operations	.635	1.049	1.182	.281	1.767
Distributions from net investment income	(.368)	(.404)	(.574)	(.565)	(.482)
Distributions from net realized gain	(.118)	(.127)	-	-	(.020)
Total distributions	(.486)	(.531)	(.574)	(.565)	(.502)
Redemption fees added to paid in capital C	.001	.002	.002	.004	.005
Net asset value, end of period	$ 10.86	$ 10.71	$ 10.19	$ 9.58	$ 9.86
Total ReturnA, B	6.05%	10.58%	12.85%	2.81%	21.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.77%	1.78%	1.77%	1.77%
Expenses net of fee waivers, if any	1.77%	1.77%	1.78%	1.77%	1.77%
Expenses net of all reductions	1.77%	1.77%	1.77%	1.77%	1.77%
Net investment income (loss)	3.67%	4.67%	5.44%	5.19%	6.29%
Supplemental Data
Net assets, end of period (in millions)	$ 182	$ 183	$ 180	$ 164	$ 186
Portfolio turnover rateE	41%	66%	66%	68%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 9.65	$ 9.10	$ 9.40	$ 8.22
Income from Investment Operations
Net investment income (loss) B	.474	.561	.598	.595	.642
Net realized and unrealized gain (loss)	.216	.524	.623	(.233)	1.128
Total from investment operations	.690	1.085	1.221	.362	1.770
Distributions from net investment income	(.473)	(.510)	(.673)	(.666)	(.575)
Distributions from net realized gain	(.118)	(.127)	-	-	(.020)
Total distributions	(.591)	(.637)	(.673)	(.666)	(.595)
Redemption fees added to paid in capital B	.001	.002	.002	.004	.005
Net asset value, end of period	$ 10.20	$ 10.10	$ 9.65	$ 9.10	$ 9.40
Total ReturnA	7.02%	11.63%	14.07%	3.83%	22.33%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.77%	.78%	.77%	.78%
Expenses net of fee waivers, if any	.78%	.77%	.78%	.77%	.78%
Expenses net of all reductions	.78%	.77%	.78%	.77%	.78%
Net investment income (loss)	4.66%	5.68%	6.44%	6.19%	7.28%
Supplemental Data
Net assets, end of period (in millions)	$ 658	$ 497	$ 495	$ 498	$ 1,336
Portfolio turnover rateD	41%	66%	66%	68%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, defaulted bonds, market discount, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 160,266
Gross unrealized depreciation	(77,295)
Net unrealized appreciation (depreciation) on securities	$ 82,971

Tax Cost	$ 1,941,131

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 392
Capital loss carryforward	$ (476,979)
Net unrealized appreciation (depreciation) on securities and other investments	$ 82,971

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (476,979)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 107,105	$ 113,654

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $920,250 and $787,974, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,767	$ 24
Class T	-%	.25%	1,311	8
Class B	.65%	.25%	133	96
Class C	.75%	.25%	1,855	144
			$ 5,066	$ 272

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 72
Class T	10
Class B*	8
Class C*	10
$ 100

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 1,125.16
Class T	781.15
Class B	34.23
Class C	298.16
Institutional Class	1,041.17
	$ 3,279

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $40. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 29,254	$ 32,676
Class T	21,657	24,635
Class B	514	920
Class C	6,299	7,083
Institutional Class	27,651	24,315
Total	$ 85,375	$ 89,629
From net realized gain
Class A	$ 7,669	$ 8,703
Class T	5,773	6,597
Class B	206	336
Class C	2,005	2,235
Institutional Class	6,077	6,154
Total	$ 21,730	$ 24,025

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	12,896	17,380	$ 140,028	$ 182,432
Reinvestment of distributions	2,878	3,187	31,150	33,277
Shares redeemed	(18,099)	(24,589)	(196,563)	(257,846)
Net increase (decrease)	(2,325)	(4,022)	$ (25,385)	$ (42,137)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class T
Shares sold	5,270	7,839	$ 57,373	$ 82,393
Reinvestment of distributions	2,245	2,579	24,429	27,058
Shares redeemed	(10,414)	(14,693)	(113,473)	(154,504)
Net increase (decrease)	(2,899)	(4,275)	$ (31,671)	$ (45,053)
Class B
Shares sold	72	170	$ 769	$ 1,770
Reinvestment of distributions	54	91	583	946
Shares redeemed	(981)	(1,185)	(10,557)	(12,346)
Net increase (decrease)	(855)	(924)	$ (9,205)	$ (9,630)
Class C
Shares sold	2,513	2,941	$ 27,167	$ 30,884
Reinvestment of distributions	590	659	6,365	6,860
Shares redeemed	(3,396)	(4,169)	(36,746)	(43,630)
Net increase (decrease)	(293)	(569)	$ (3,214)	$ (5,886)
Institutional Class
Shares sold	24,909	13,983	$ 253,746	$ 138,423
Reinvestment of distributions	2,763	2,463	28,115	24,250
Shares redeemed	(12,448)	(18,542)	(126,707)	(182,351)
Net increase (decrease)	15,224	(2,096)	$ 155,154	$ (19,678)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Income Opportunities Fund was the owner of record of approximately 12% of the total outstanding shares of the Fund.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Litigation.

The Fund, and other entities managed by Fidelity or its affiliates, have been named as defendants in a lawsuit brought by creditors of a subsidiary of Energy Future Holdings Corp. ("EFH"), which is currently in bankruptcy and was formerly known as TXU. The lawsuit, which is captioned as In Re: ENERGY FUTURE HOLDINGS CORP. et al. U.S. Bankruptcy Court, D. Del. Case No. 14-10979 (CSS); AVENUE CAPITAL MANAGEMENT II, LP, et al. v. FIDELITY INVESTMENTS, et al. Adversary No. 14-50797 (CSS), was filed in the United States Bankruptcy Court for the District of Delaware on October 6, 2014. The plaintiffs are seeking to enforce an alleged agreement under which the Fund and other defendants would sell certain EFH notes, as identified in the Fund's Schedule of Investments, to the plaintiffs at a specified price. Plaintiffs are seeking a declaration that an alleged right to call the securities was properly exercised and an order that the Fund and other defendants transfer the notes to the plaintiffs at the specified price. The Fund and the other defendants dispute the plaintiffs' claims and intend to defend the case vigorously. On November 19, 2014, the defendants filed a motion to dismiss contending, among other things, that the right to call the notes never came into existence and was part of a proposed settlement agreement that was never completed or approved by the bankruptcy court. The motion to dismiss has not yet been decided. If the lawsuit were to be decided in a manner adverse to the Fund, the Fund could experience a loss up to $7,119,941 as of period end. The Fund will also incur legal costs in defending the case.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor High Income Advantage Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/08/14	12/05/14	$0.01

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $55,205,860.93 of distributions paid during the period January 1, 2014 to October 31, 2014 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Institutional Class designates 35% of the dividend paid 12/09/2013 as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 39% of the dividend paid 12/09/2013 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Advantage Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class B, and Institutional Class ranked below its competitive median for 2013 and the total expense ratio of Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class C was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

HYI-UANN-1214
1.784751.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Floating Rate High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	-0.76%	3.98%	3.76%
Class T (incl. 2.75% sales charge)	-0.84%	3.92%	3.72%
Class B (incl. contingent deferred sales charge) A	-2.03%	3.74%	3.66%
Class C (incl. contingent deferred sales charge) B	0.30%	3.79%	3.30%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 3.5%, 1.5%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A on October 31, 2004, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Floating-rate bank loans generated a positive return for the 12 months ending October 31, 2014, but performance weakened in the period's latter months amid outflows from retail mutual funds. For the year, the S&P®/LSTA Leveraged Performing Loan Index rose 3.43%, modestly underperforming the broad investment-grade fixed-income market, as measured by the 4.14% return of the Barclays® U.S. Aggregate Bond Index, but trailing the 5.85% gain of The BofA Merrill LynchSM US High Yield Constrained Index by a greater margin. Within the S&P/LSTA index, B-rated and CCC-rated loans were the best performers, partly fueled by demand from collateralized loan obligations (CLOs) - structured investment vehicles in which business loans are pooled to create a diversified income stream. CLOs prefer to buy B-rated loans because their higher yields enable CLOs to more easily meet their funding costs and overall return objectives. CCC-rated loans benefited from increased investor demand for second-lien loans, which offer higher yields than first-lien loans, given their subordinated position. Meanwhile, loans issued by the largest issuers within the index, many of which are rated BB, tended to underperform due to their comparatively lower yields. From an industry perspective, the best-performing groups were utilities and publishing, whereas food service, nonferrous metals/mining and air transport were among the weakest performers.

Comments from Eric Mollenhauer, Portfolio Manager of Fidelity Advisor® Floating Rate High Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 2.05%, 1.96%, 1.42% and 1.29%, respectively, (excluding sales charges), trailing the S&P®/LSTA Leveraged Performing Loan Index. Relative to the index, our more-conservative positioning kept the fund underweighted in the better-performing B-rated and CCC-rated areas of the market. Additionally, our positions in loans from some of the largest issuers - which we tend to hold given the fund's large asset base - hampered performance versus the benchmark, as did our 5% average cash stake. In terms of individual holdings, an underweighting in distressed Texas electric utility TXU Energy - the retail subsidiary of Energy Future Holdings - was the biggest relative detractor. Walter Energy, which produces and exports coal used in steel production, slightly detracted. On the plus side, steering clear of index components Education Management Group, a provider of higher-education programs for working adults, and Weight Watchers International, which offers weight-loss services, proved advantageous. Not holding children's clothing retailer and index member Gymboree also was slightly additive to performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	.96%
Actual		$ 1,000.00	$ 1,005.00	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class T	1.06%
Actual		$ 1,000.00	$ 1,004.60	$ 5.36
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class B	1.48%
Actual		$ 1,000.00	$ 1,001.40	$ 7.47
HypotheticalA		$ 1,000.00	$ 1,017.74	$ 7.53
Class C	1.71%
Actual		$ 1,000.00	$ 1,001.30	$ 8.63
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.69
Fidelity Floating Rate High Income Fund	.68%
Actual		$ 1,000.00	$ 1,006.50	$ 3.44
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47
Institutional Class	.73%
Actual		$ 1,000.00	$ 1,006.20	$ 3.69
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA Holdings, Inc.	3.0	3.2
H.J. Heinz Co.	2.6	2.6
Community Health Systems, Inc.	2.6	2.7
Albertson's LLC	1.9	0.2
Fortescue Metals Group Ltd.	1.9	1.7
	12.0
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	10.1	10.9
Healthcare	9.8	11.9
Energy	6.7	4.6
Gaming	6.5	5.8
Telecommunications	6.4	6.5
Quality Diversification (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
BBB 5.1%	BBB 5.9%
BB 43.0%	BB 38.8%
B 40.7%	B 42.5%
CCC,CC,C 2.5%	CCC,CC,C 2.8%
D 0.0%	D 0.0%†
Not Rated 3.7%	Not Rated 4.7%
Equities 0.2%	Equities 0.2%
Short-Term Investments and Net Other Assets 4.8%	Short-Term Investments and Net Other Assets 5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

† Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
As of October 31, 2014*		As of April 30, 2014**
	Bank Loan Obligations 88.3%		Bank Loan Obligations 87.8%
	Nonconvertible Bonds 6.7%		Nonconvertible Bonds 6.9%
	Common Stocks 0.2%		Common Stocks 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 4.8%		Short-Term Investments and Net Other Assets (Liabilities) 5.1%
* Foreign investments	11.7%	** Foreign investments	10.5%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Bank Loan Obligations (f) - 88.3%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.1%
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (e)	$ 17,631	$ 17,499
TransDigm, Inc. Tranche C, term loan 3.75% 2/28/20 (e)	144,149	141,627
		159,126
Air Transportation - 0.1%
U.S. Airways, Inc. Tranche B 2LN, term loan 3% 11/23/16 (e)	14,750	14,529
Automotive - 1.6%
Chrysler Group LLC:
term loan 3.25% 12/31/18 (e)	53,730	53,193
Tranche B, term loan 3.5% 5/24/17 (e)	81,245	80,737
Federal-Mogul Corp. Tranche C, term loan 4.75% 4/15/21 (e)	9,975	9,913
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (e)	16,879	16,689
Tranche 2LN, term loan 10% 11/27/21 (e)	24,370	24,096
The Gates Corp. Tranche B 1LN, term loan 4.25% 7/3/21 (e)	20,000	19,800
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (e)	26,612	26,312
		230,740
Broadcasting - 2.3%
Clear Channel Capital I LLC Tranche B, term loan 3.804% 1/29/16 (e)	38,701	38,459
Clear Channel Communications, Inc. Tranche D, term loan 6.904% 1/30/19 (e)	68,720	64,855
ION Media Networks, Inc. Tranche B, term loan 5% 12/18/20 (e)	28,783	28,783
Nielsen Finance LLC Tranche B 2LN, term loan 3.1525% 4/15/21 (e)	69,625	69,538
TWCC Holding Corp. term loan 3.5% 2/11/17 (e)	56,020	55,152
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (e)	81,602	80,718
		337,505
Building Materials - 0.4%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 4/16/20 (e)	34,733	33,923
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Building Materials - continued
Armstrong World Industries, Inc. Tranche B, term loan 3.5% 3/15/20 (e)	$ 23,590	$ 23,295
Ply Gem Industries, Inc. Tranche B, term loan 4% 2/1/21 (e)	7,060	6,918
		64,136
Cable TV - 4.4%
Atlantic Broad Tranche B, term loan 3.25% 11/30/19 (e)	19,952	19,729
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (e)	106,928	105,324
Charter Communications Operating LLC:
Tranche E, term loan 3% 7/1/20 (e)	48,716	47,985
Tranche F, term loan 3% 1/3/21 (e)	94,232	91,523
CSC Holdings LLC Tranche B, term loan 2.654% 4/17/20 (e)	68,595	67,140
Liberty Cablevision of Puerto Rico Tranche 1LN, term loan 4.5% 1/7/22 (e)	14,000	13,895
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (e)	47,013	47,079
Tranche B 2LN, term loan 4.5% 5/8/20 (e)	40,672	40,730
UPC Broadband Holding BV Tranche AH, term loan 3.25% 6/30/21 (e)	34,000	33,193
Virgin Media Finance PLC Tranche B, term loan 3.5% 6/7/20 (e)	55,000	53,969
WideOpenWest Finance LLC Tranche B, term loan 4.75% 4/1/19 (e)	29,513	29,439
Ziggo B.V.:
Tranche B 1LN, term loan:
3.25% 1/15/22 (e)	35,286	34,403
3.25% 1/15/22 (e)	2,063	2,011
Tranche B 2LN, term loan:
1/15/22 (g)(h)	1,934	1,886
3.25% 1/15/22 (e)	22,134	21,581
Tranche B 3LN, term loan 1/15/22 (g)(h)	39,583	38,594
		648,481
Capital Goods - 0.7%
Doncasters PLC Tranche B 2LN, term loan 9.5% 10/9/20 (e)	7,374	7,355
Doosan Infracore, Inc. Tranche B, term loan 4.5% 5/28/21 (e)	38,723	38,723
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Capital Goods - continued
SRAM LLC. Tranche B, term loan 4.0182% 4/10/20 (e)	$ 37,335	$ 36,588
Utex Industries, Inc. Tranche B 1LN, term loan 5% 5/22/21 (e)	14,828	14,680
		97,346
Chemicals - 0.9%
Arizona Chem U.S., Inc.:
Tranche 2LN, term loan 7.5% 6/12/22 (e)	6,605	6,597
Tranche B 1LN, term loan 4.5% 6/12/21 (e)	20,214	20,138
MacDermid, Inc. Tranche B 1LN, term loan 4% 6/7/20 (e)	34,356	33,583
Styrolution U.S. Holding LLC Tranche B 1LN, term loan 10/31/19 (g)	20,000	19,792
Tata Chemicals North America, Inc. Tranche B, term loan 3.75% 8/9/20 (e)	12,838	12,613
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (e)	41,200	40,376
		133,099
Consumer Products - 0.8%
Kate Spade & Co. Tranche B, term loan 4% 4/10/21 (e)	17,920	17,427
Revlon Consumer Products Corp.:
term loan 4% 8/19/19 (e)	30,768	30,383
Tranche B, term loan 3.25% 11/19/17 (e)	13,500	13,314
Sun Products Corp. Tranche B, term loan 5.5% 3/23/20 (e)	15,021	13,444
Tempur Sealy International, Inc. Tranche B, term loan 3.5% 3/18/20 (e)	15,555	15,361
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (e)	32,657	32,113
		122,042
Containers - 2.0%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (e)	55,352	54,868
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (e)	14,925	14,552
Berry Plastics Group, Inc. term loan 3.5% 2/8/20 (e)	99,575	96,588
BWAY Holding Co. Tranche B, term loan 5.5% 8/14/20 (e)	19,950	20,050
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (e)	8,800	8,690
Multi Packaging Solutions, Inc. term loan 4.25% 9/30/20 (e)	4,347	4,281
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Containers - continued
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4% 12/1/18 (e)	$ 87,652	$ 86,338
Tricorbraun, Inc. Tranche B, term loan 4% 5/3/18 (e)	3,804	3,745
		289,112
Diversified Financial Services - 2.4%
AlixPartners LLP Tranche B 2LN, term loan 4% 7/10/20 (e)	19,750	19,437
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (e)	51,095	50,797
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (e)	14,920	14,845
Fly Funding II Sarl Tranche B, term loan 4.5% 8/9/19 (e)	14,529	14,529
Flying Fortress, Inc. term loan 3.5% 6/30/17 (e)	97,833	97,471
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (e)	13,737	13,479
Home Loan Servicing Solutions Ltd. Tranche B, term loan 4.5% 6/27/20 (e)	14,566	13,692
IBC Capital U.S. LLC Tranche B 1LN, term loan 4.75% 9/11/21 (e)	25,000	24,875
LPL Holdings, Inc. Tranche B, term loan 3.25% 3/29/19 (e)	32,680	32,233
TransUnion LLC Tranche B, term loan 4% 4/9/21 (e)	72,113	71,166
		352,524
Diversified Media - 0.5%
Advanstar Communications, Inc. Tranche B 1LN, term loan 5.5% 4/29/19 (e)	8,373	8,362
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (e)	18,361	18,315
WMG Acquisition Corp. term loan 3.75% 7/1/20 (e)	50,440	48,422
		75,099
Electric Utilities - 5.6%
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
2.3821% 8/13/18 (e)(h)	3,030	3,045
6.375% 8/13/19 (e)	45,849	46,078
Calpine Construction Finance Co. LP:
Tranche B 1LN, term loan 3% 5/3/20 (e)	84,698	82,051
Tranche B 2LN, term loan 3.25% 1/31/22 (e)	54,052	52,498
Calpine Corp.:
Tranche B 2LN, term loan 4% 4/1/18 (e)	11,654	11,596
Tranche B 3LN, term loan 4% 10/9/19 (e)	29,412	29,118
Tranche B, term loan 4% 4/1/18 (e)	107,816	107,277
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - continued
Dynegy, Inc. Tranche B 2LN, term loan 4% 4/23/20 (e)	$ 25,636	$ 25,475
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (e)	79,884	79,684
EquiPower Resources Holdings LLC:
Tranche B 1LN, term loan 4.25% 12/21/18 (e)	13,687	13,602
Tranche C, term loan 4.25% 12/31/19 (e)	32,048	31,848
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (e)	15,949	15,949
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (e)	45,000	45,000
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (e)	10,500	10,290
InterGen NV Tranche B, term loan 5.5% 6/13/20 (e)	33,493	33,409
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (e)	63,751	63,273
NRG Energy, Inc. Tranche B, term loan 2.75% 7/1/18 (e)	41,672	40,994
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (e)	7,357	7,320
Southcross Holdings Borrower LP Tranche B, term loan 6% 8/4/21 (e)	13,381	13,181
Star West Generation LLC Tranche B, term loan 4.25% 3/13/20 (e)	22,176	21,954
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (e)	13,378	12,743
TXU Energy LLC Tranche B, term loan:
4.6469% 10/10/17 (c)(e)	66,622	48,384
4.6469% 10/10/14 (c)(e)	10,052	7,300
USIC Holdings, Inc. Tranche B, term loan 4% 7/10/20 (e)	16,294	16,029
		818,098
Energy - 6.0%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (e)	8,733	8,821
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (e)	24,065	23,915
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (e)	30,923	29,624
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (e)	29,526	29,416
Tranche C, term loan 5.25% 3/14/21 (e)	2,070	2,063
EP Energy LLC term loan 4.5% 4/30/19 (e)	1,500	1,478
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (e)	42,333	41,593
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (e)	$ 15,289	$ 15,442
Expro Finservices S.a.r.l. Tranche B, term loan 5.75% 9/2/21 (e)	52,000	50,895
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (e)	140,755	135,477
Tranche B 1LN, term loan 3.875% 9/30/18 (e)	39,625	38,634
Floatel International Ltd. Tranche B, term loan 6% 6/27/20 (e)	37,198	35,989
GIM Channelview Cogeneration LLC Tranche B, term loan 4.25% 5/8/20 (e)	11,845	11,831
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (e)	13,000	13,179
MRC Global, Inc. Tranche B, term loan 5% 11/9/19 (e)	44,525	44,583
Northeast Wind Capital II, LLC Tranche B, term loan 5% 11/14/20 (e)	14,051	14,051
Offshore Group Investment Ltd. Tranche B, term loan 5% 10/25/17 (e)	15,785	14,522
Overseas Shipholding Group, Inc. Tranche B, term loan:
5.25% 8/5/19 (e)	15,845	15,746
5.75% 8/5/19 (e)	11,641	11,554
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (e)	24,347	23,251
Panda Sherman Power, LLC term loan 9% 9/14/18 (e)	19,956	20,256
Panda Temple Power, LLC term loan 7.25% 4/3/19 (e)	11,000	11,179
Ruby Western Pipeline Holdings LLC Tranche B, term loan 3.5% 3/27/20 (e)	28,599	28,456
Samson Investment Co. Tranche B 2LN, term loan 5% 9/25/18 (e)	20,800	19,136
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (e)	60,873	57,441
Sheridan Investment Partners I term loan 4.25% 12/16/20 (e)	44,963	42,827
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 4.25% 10/1/19 (e)	20,181	19,374
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (e)	6,255	5,958
Tranche M, term loan 4.25% 12/16/20 (e)	2,333	2,222
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (e)	67,020	67,355
Vantage Drilling Co. Tranche B, term loan 5.75% 3/28/19 (e)	14,775	13,076
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (e)	26,157	25,896
		875,240
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Entertainment/Film - 0.9%
AMC Entertainment, Inc. Tranche B, term loan 3.5% 4/30/20 (e)	$ 24,637	$ 24,268
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (e)	26,660	26,093
Digital Cinema Implementation Partners, LLC Tranche B, term loan 3.25% 5/17/21 (e)	40,965	40,248
Live Nation Entertainment, Inc. Tranche B, term loan 3.5% 8/16/20 (e)	14,273	14,202
William Morris Endeavor Entertainment, LLC. Tranche B 1LN, term loan 5.25% 5/6/21 (e)	29,913	29,464
		134,275
Environmental - 0.8%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (e)	25,370	24,806
Tervita Corp. Tranche B 1LN, term loan 6.25% 5/15/18 (e)	24,642	23,841
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (e)	5,690	5,548
Tranche B 1LN, term loan 4% 12/18/20 (e)	51,492	50,720
WTG Holdings III Corp. Tranche B 1LN, term loan 4.75% 1/15/21 (e)	10,918	10,822
		115,737
Food & Drug Retail - 3.2%
Albertson's LLC:
Tranche B 3LN, term loan 4% 8/25/19 (e)	63,000	62,685
Tranche B 4LN, term loan:
4.5% 8/25/21 (e)	200,000	200,000
4.5% 8/25/21 (e)	19,920	19,920
Ferrara Candy Co., Inc. Tranche B, term loan 7.5% 6/18/18 (e)	23,462	22,406
Mallinckrodt International Finance S.A. Tranche B 1LN, term loan 3.5% 3/19/21 (e)	30,945	30,636
Performance Food Group, Inc. Tranche 2LN, term loan 6.25% 11/14/19 (e)	7,306	7,269
PRA Holdings, Inc. Tranche B, term loan 4.5% 9/23/20 (e)	17,780	17,536
Rite Aid Corp.:
Tranche 2 LN2, term loan 4.875% 6/21/21 (e)	25,210	25,178
Tranche 2LN, term loan 5.75% 8/21/20 (e)	9,080	9,137
Tranche B 7LN, term loan 3.5% 2/21/20 (e)	37,896	37,422
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Food & Drug Retail - continued
Sprouts Farmers Market LLC Tranche B, term loan 4% 4/23/20 (e)	$ 19,193	$ 19,049
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (e)	14,710	14,434
		465,672
Food/Beverage/Tobacco - 3.8%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (e)	3,000	2,966
Arysta Lifescience SPC LLC:
Tranche B 1LN, term loan 4.5% 5/29/20 (e)	36,470	36,333
Tranche B 2LN, term loan 8.25% 11/30/20 (e)	25,000	25,188
Big Heart Pet Brands Tranche B LN, term loan 3.5% 3/8/20 (e)	49,750	48,009
Flavors Holdings, Inc. Tranche B 1LN, term loan 6.75% 4/3/20 (e)	6,000	5,775
H.J. Heinz Co.:
Tranche B 1LN, term loan 3.25% 6/7/19 (e)	19,700	19,503
Tranche B 2LN, term loan 3.5% 6/7/20 (e)	367,041	363,354
JBS U.S.A. LLC Tranche B, term loan 3.75% 5/25/18 (e)	19,242	19,049
OSI Restaurant Partners LLC Tranche B, term loan 3.5% 10/26/19 (e)	9,154	9,039
Post Holdings, Inc. Tranche B, term loan 3.75% 6/2/21 (e)	18,150	18,081
		547,297
Gaming - 6.4%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (e)	40,000	39,750
Bally Technologies, Inc. Tranche B, term loan 4.25% 11/25/20 (e)	22,172	22,033
Boyd Gaming Corp. Tranche B, term loan 4% 8/14/20 (e)	25,433	25,051
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (e)	211,686	201,631
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (e)	146,238	137,830
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (e)	50,332	49,955
Golden Nugget, Inc. Tranche B, term loan:
5.5% 11/21/19 (e)	46,006	46,236
5.5% 11/21/19 (e)	19,717	19,816
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (e)	7,301	7,520
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (e)	$ 49,575	$ 49,389
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (e)	98,936	97,828
Mohegan Tribal Gaming Authority Tranche B, term loan 5.5% 11/19/19 (e)	29,621	28,733
Pinnacle Entertainment, Inc. Tranche B 2LN, term loan 3.75% 8/13/20 (e)	20,586	20,175
Scientific Games Corp.:
Tranch B 2LN, term loan 6% 10/21/21 (e)	68,000	66,558
Tranche B, term loan 4.25% 10/18/20 (e)	95,435	93,288
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (e)	16,215	16,012
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (e)	13,951	12,137
		933,942
Healthcare - 9.4%
Alkermes, Inc. term loan 3.5% 9/25/19 (e)	13,505	13,302
AmSurg Corp. Tranche B, term loan 3.75% 7/16/21 (e)	22,294	22,183
Community Health Systems, Inc.:
Tranche D, term loan 4.25% 1/27/21 (e)	323,223	323,223
Tranche E, term loan 3.4846% 1/25/17 (e)	47,336	46,981
DaVita HealthCare Partners, Inc. Tranche B, term loan 3.5% 6/24/21 (e)	70,324	69,621
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (e)	73,014	73,562
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (e)	28,494	28,273
Grifols, S.A. Tranche B, term loan 3.154% 2/27/21 (e)	44,755	44,196
HCA Holdings, Inc.:
Tranche A 4LN, term loan 2.654% 2/2/16 (e)	271,316	270,312
Tranche B 4LN, term loan 2.9831% 5/1/18 (e)	35,690	35,557
Tranche B 5LN, term loan 2.904% 3/31/17 (e)	116,356	115,925
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (e)	35,959	34,700
IASIS Healthcare LLC Tranche B 2LN, term loan 4.5% 5/3/18 (e)	34,388	34,346
Millennium Labs, LLC Tranche B, term loan 5.25% 4/16/21 (e)	23,242	23,242
MPH Acquisition Holdings LLC Tranche B, term loan 4% 3/31/21 (e)	52,368	51,386
National Mentor Holdings, Inc. Tranche B, term loan 4.75% 1/31/21 (e)	12,848	12,735
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Polymer Group, Inc. Tranche B, term loan 5.25% 12/19/19 (e)	$ 19,858	$ 19,758
Quintiles Transnational Corp. Tranche B 3LN, term loan 3.75% 6/8/18 (e)	24,938	24,813
Skilled Healthcare Group, Inc. term loan 7% 4/9/16 (e)	16,317	16,276
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 5.25% 7/24/20 (e)	7,685	7,666
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (e)	5,545	5,559
Tranche B 2LN, term loan 4.25% 7/3/19 (e)	29,913	29,651
Valeant Pharmaceuticals International:
Tranche BC 2LN, term loan 3.5% 12/11/19 (e)	26,437	26,238
Tranche BD 2LN, term loan 3.5% 2/13/19 (e)	44,598	44,319
		1,373,824
Homebuilders/Real Estate - 0.7%
CBRE Group, Inc. Tranche B, term loan 2.9025% 3/28/21 (e)	14,917	14,805
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (e)	1,551	1,519
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (e)	89,232	88,786
		105,110
Hotels - 3.5%
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (e)	15,420	15,459
Tranche B 1LN, term loan 3.5% 6/27/20 (e)	50,883	50,437
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (e)	266,974	264,171
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (e)	124,714	123,779
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (e)	40,106	39,505
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.75% 1/15/21 (e)	11,357	11,257
		504,608
Insurance - 0.2%
CNO Financial Group, Inc. Tranche B 2LN, term loan 3.75% 9/28/18 (e)	11,784	11,828
HUB International Ltd. Tranche B 1LN, term loan 4.25% 10/2/20 (e)	17,413	17,195
		29,023
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Leisure - 0.8%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (e)	$ 33,651	$ 33,567
ClubCorp Club Operations, Inc. Tranche B, term loan 4.5% 7/24/20 (e)	23,912	23,702
Planet Fitness Holdings, LLC. Tranche B, term loan 4.75% 3/31/21 (e)	19,651	19,651
SeaWorld Parks & Entertainment, Inc. Tranche B 2LN, term loan 3% 5/14/20 (e)	40,417	38,801
Seminole Hard Rock Entertainment, Inc. Tranche B, term loan 3.5% 5/14/20 (e)	5,409	5,301
		121,022
Metals/Mining - 4.4%
Alpha Natural Resources, Inc. Tranche B, term loan 3.5% 5/22/20 (e)	4,373	3,717
American Rock Salt Co. LLC:
Tranche 2LN, term loan 8% 5/20/22 (e)	3,000	3,008
Tranche B 1LN, term loan 4.75% 5/20/21 (e)	16,958	16,788
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (e)	7,519	7,456
Tranche B 2LN, term loan 8.75% 12/19/20 (e)	3,000	2,985
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (e)	28,356	27,647
Fairmount Minerals Ltd. Tranche B 2LN, term loan 4.5% 9/5/19 (e)	21,495	21,388
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (e)	278,078	271,126
Murray Energy Corp. Tranche B 1LN, term loan 5.25% 12/5/19 (e)	45,551	45,323
Novelis, Inc. Tranche B, term loan 3.75% 3/10/17 (e)	34,878	34,574
Oxbow Carbon LLC:
Tranche 2LN, term loan 8% 1/19/20 (e)	20,000	19,500
Tranche B 1LN, term loan 4.25% 7/19/19 (e)	12,038	11,827
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (e)	60,831	58,550
U.S. Silica Co. Tranche B, term loan 4% 7/23/20 (e)	24,154	23,792
Walter Energy, Inc. Tranche B, term loan 7.25% 4/1/18 (e)	109,526	94,466
		642,147
Paper - 0.0%
Bear Island Paper Co. LLC Tranche B 2LN, term loan 14% 9/13/17 (e)	234	234
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Publishing/Printing - 1.3%
Cengage Learning Acquisitions, Inc. Tranche 1LN, term loan 7% 3/31/20 (e)	$ 50,158	$ 50,283
Dex Media East LLC term loan 6% 12/31/16 (e)	5,326	4,314
Dex Media West LLC/Dex Media West Finance Co. term loan 8% 12/31/16 (e)	1,239	1,128
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	97,460	90,760
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4.25% 5/22/18 (e)	19,759	19,660
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 5.75% 3/22/19 (e)	16,015	16,056
Newsday LLC Tranche A, term loan 3.654% 10/12/16 (e)	9,815	9,742
		191,943
Restaurants - 0.9%
Burger King Worldwide, Inc. Tranche B, term loan 4.5% 10/27/21 (e)	35,000	34,869
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (e)	54,801	53,431
Focus Brands, Inc. Trancher B 1LN, term loan 4.25% 2/21/18 (e)	4,556	4,499
Landry's Restaurants, Inc. Tranche B, term loan 4% 4/24/18 (e)	8,989	8,958
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (e)	28,815	28,743
		130,500
Services - 4.0%
ARAMARK Corp.:
Credit-Linked Deposit 3.6525% 7/26/16 (e)	3,579	3,538
Tranche F, term loan 3.25% 2/24/21 (e)	74,625	73,879
3.6525% 7/26/16 (e)	4,666	4,631
Avis Budget Group, Inc. Tranche B, term loan 3% 3/15/19 (e)	9,775	9,653
Bright Horizons Family Solutions, Inc. Tranche B, term loan 3.7501% 1/30/20 (e)	23,207	22,772
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (e)	23,500	23,059
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (e)	50,746	50,188
EFS Cogen Holdings I LLC Tranche B, term loan 3.75% 12/17/20 (e)	18,015	17,790
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Services - continued
Filtration Group Corp. Tranche 2LN, term loan 8.25% 11/21/21 (e)	$ 3,860	$ 3,826
Hertz Corp.:
Tranche B 2LN, term loan 3% 3/11/18 (e)	62,354	60,757
Tranche B, term loan 3.75% 3/11/18 (e)	22,517	22,235
Karman Buyer Corp.:
term loan 3.75% 7/25/21 (e)(h)	769	761
Tranche 1LN, term loan 4.25% 7/25/21 (e)	23,076	22,817
Tranche 2LN, term loan 7.5% 7/25/22 (e)	11,490	11,433
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (e)	159,610	154,024
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (e)	47,743	46,728
Nord Anglia Education Tranche B, term loan 4.5% 3/31/21 (e)	14,439	14,367
Redtop Acquisitions Ltd.:
Tranche 2LN, term loan 8.25% 6/3/21 (e)	4,963	4,987
Tranche B 1LN, term loan 4.5% 12/3/20 (e)	5,962	5,962
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (e)	35,000	34,738
		588,145
Shipping - 0.3%
Harvey Gulf International Tranche B, term loan 5.5% 6/18/20 (e)	22,101	20,885
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (e)	27,294	26,748
		47,633
Super Retail - 3.3%
Academy Ltd. Tranche B, term loan 4.5% 8/3/18 (e)	21,979	21,897
Bass Pro Group LLC Tranche B, term loan 3.75% 11/20/19 (e)	24,161	23,919
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (e)	20,110	20,089
Tranche B 1LN, term loan 4.5% 9/26/19 (e)	62,493	61,812
Burlington Coat Factory Warehouse Corp. Tranche B, term loan 4.25% 8/13/21 (e)	24,938	24,782
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (e)	52,858	51,536
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (e)	59,859	57,543
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (e)	17,666	17,268
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Super Retail - continued
JC Penney Corp., Inc. Tranche B, term loan: - continued
6% 5/22/18 (e)	$ 82,629	$ 81,699
PETCO Animal Supplies, Inc. term loan 4% 11/24/17 (e)	35,156	34,804
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (e)	72,000	69,840
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	7,416	6,971
The Hillman Group, Inc. Tranche B, term loan 4.5% 6/30/21 (e)	13,127	13,029
		485,189
Technology - 9.7%
Activision Blizzard, Inc. Tranche B, term loan 3.25% 10/11/20 (e)	112,210	112,210
Applied Systems, Inc.:
Tranche B 1LN, term loan 4.25% 1/23/21 (e)	14,183	13,935
Tranche B 2LN, term loan 7.5% 1/23/22 (e)	3,630	3,621
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (e)	54,626	54,428
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (e)	19,356	18,896
5% 9/10/20 (e)	150,648	148,012
Carros U.S., LLC Tranche B, term loan 4.5% 9/30/21 (e)	15,585	15,566
CompuCom Systems, Inc. Tranche B, term loan 4.25% 5/9/20 (e)	27,689	26,166
Computer Discount Warehouse (CDW) LLC, Tranche B, term loan 3.25% 4/29/20 (e)	56,918	55,495
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (e)	214,945	215,224
Fibertech Networks, LLC Tranche B 1LN, term loan 4% 12/18/19 (e)	17,919	17,627
First Data Corp.:
term loan 3.653% 3/24/17 (e)	83,529	82,068
Tranche B, term loan:
3.653% 3/24/18 (e)	80,000	78,600
3.653% 9/24/18 (e)	40,000	39,300
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (e)	52,974	52,245
Generac Power Systems, Inc. Tranche B, term loan 3.25% 5/31/20 (e)	64,994	63,531
Genesys Telecommunications Laboratories, Inc. Tranche B, term loan 4.5% 11/13/20 (e)	5,032	5,007
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
GXS Group, Inc. Tranche B, term loan 3.25% 1/16/21 (e)	$ 16,873	$ 16,619
Infor U.S., Inc.:
Tranche B 3LN, term loan 3.75% 6/3/20 (e)	24,201	23,838
Tranche B 5LN, term loan 3.75% 6/3/20 (e)	57,427	56,566
Information Resources, Inc. Tranche B, term loan 4.75% 9/30/20 (e)	16,139	16,139
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (e)	29,845	30,591
Tranche B 1LN, term loan 4.5% 10/30/19 (e)	41,606	41,450
Nuance Communications, Inc. Tranche C, term loan 2.91% 8/7/19 (e)	28,460	27,748
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (e)	24,378	23,951
Tranche 2LN, term loan 8% 4/9/22 (e)	11,500	11,213
Sophia L.P. Tranche B 1LN, term loan 4% 7/19/18 (e)	7,176	7,104
SunGard Data Systems, Inc.:
Tranche C, term loan 3.9061% 2/28/17 (e)	32,706	32,542
Tranche E, term loan 4% 3/8/20 (e)	44,917	44,748
Syniverse Holdings, Inc. Tranche B, term loan:
4% 4/23/19 (e)	19,390	19,027
4% 4/23/19 (e)	9,598	9,418
Vantiv LLC Tranche B, term loan 3.75% 6/13/21 (e)	31,416	31,259
WP Mustang Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/29/21 (e)	22,309	22,337
		1,416,481
Telecommunications - 5.6%
Altice Financing SA Tranche B, term loan 5.5% 6/24/19 (e)	159,858	160,458
Crown Castle Operating Co. Tranche B 2LN, term loan 3% 1/31/21 (e)	89,773	88,987
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.75% 3/31/17 (e)	9,000	8,955
Tranche D-2, term loan 3.75% 3/31/19 (e)	23,560	23,148
DigitalGlobe, Inc. Tranche B, term loan 3.75% 1/31/20 (e)	14,391	14,283
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (e)	18,230	18,321
FPL FiberNet, LLC. Tranche A, term loan 3.4841% 7/22/19 (e)	20,000	20,000
Genesys Telecom Holdings U.S., Inc. Tranche B, term loan 4.5% 2/8/20 (e)	24,687	23,915
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Integra Telecom Holdings, Inc. Tranche B, term loan 5.25% 2/22/19 (e)	$ 12,805	$ 12,758
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (e)	132,070	130,921
Level 3 Financing, Inc.:
Tranche B 3LN, term loan 4% 8/1/19 (e)	13,330	13,263
Tranche B 4LN, term loan 4% 1/15/20 (e)	73,000	72,635
Tranche B 5LN, term loan 4.5% 1/31/22 (e)	24,000	24,091
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/11/21 (e)	3,868	3,839
Tranche B 1LN, term loan 4% 4/11/20 (e)	33,247	32,749
SBA Senior Finance II, LLC term loan 3.25% 3/24/21 (e)	34,913	34,302
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 9% 4/30/21 (e)	4,635	4,572
Tranche B 1LN, term loan 4.75% 4/30/20 (e)	39,962	39,463
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (e)	14,963	14,814
Telesat Holding, Inc. Tranche B, term loan 3.5% 3/28/19 (e)	63,963	63,483
Windstream Corp. Tranche B 4LN, term loan 3.5% 1/23/20 (e)	19,463	19,293
		824,250
Textiles & Apparel - 0.3%
Party City Holdings, Inc. Tranche B LN, term loan 4% 7/27/19 (e)	44,965	44,002
TOTAL BANK LOAN OBLIGATIONS (Cost $13,050,387)		12,918,111
Nonconvertible Bonds - 6.7%

Automotive - 0.3%
General Motors Acceptance Corp. 2.4336% 12/1/14 (e)	40,000	39,880
Banks & Thrifts - 1.1%
Ally Financial, Inc.:
2.9108% 7/18/16 (e)	75,000	75,915
3.125% 1/15/16	4,000	4,050
4.625% 6/26/15	4,000	4,082
GMAC LLC 2.4336% 12/1/14 (e)	70,187	70,228
		154,275
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Broadcasting - 0.2%
AMC Networks, Inc. 4.75% 12/15/22	$ 6,600	$ 6,551
Clear Channel Communications, Inc. 9% 12/15/19	8,677	8,769
Starz LLC/Starz Finance Corp. 5% 9/15/19	9,000	9,270
Univision Communications, Inc. 6.75% 9/15/22 (d)	5,368	5,958
		30,548
Building Materials - 0.1%
CEMEX S.A.B. de CV 4.9806% 10/15/18 (d)(e)	10,000	10,345
Cable TV - 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	17,022
5.25% 3/15/21	13,070	13,233
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	10,815	11,275
Lynx I Corp. 5.375% 4/15/21 (d)	5,000	5,188
Numericable Group SA 4.875% 5/15/19 (d)	27,120	27,052
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,880
		75,650
Capital Goods - 0.0%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (d)	3,000	3,105
Chemicals - 0.0%
Nufarm Australia Ltd. 6.375% 10/15/19 (d)	5,000	5,025
Containers - 0.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 3.2341% 12/15/19 (d)(e)	42,330	41,378
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	58,325	60,658
7.125% 4/15/19	5,000	5,194
		107,230
Diversified Financial Services - 0.7%
CIT Group, Inc.:
4.75% 2/15/15 (d)	14,000	14,105
5% 5/15/17	7,000	7,333
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.5% 3/15/17	18,720	18,626
4.875% 3/15/19	15,000	15,263
International Lease Finance Corp.:
2.1841% 6/15/16 (e)	29,485	29,374
3.875% 4/15/18	7,000	7,022
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Diversified Financial Services - continued
International Lease Finance Corp.: - continued
4.875% 4/1/15	$ 4,000	$ 4,047
6.25% 5/15/19	10,000	10,938
		106,708
Diversified Media - 0.1%
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5% 11/15/22	5,130	5,284
Series B, 6.5% 11/15/22	13,870	14,355
		19,639
Electric Utilities - 0.3%
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 12.25% 3/1/22 (c)(d)	11,000	13,090
NRG Energy, Inc. 6.625% 3/15/23	4,000	4,220
The AES Corp. 3.2336% 6/1/19 (e)	21,435	21,321
		38,631
Energy - 0.7%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	7,000	7,315
American Energy-Permian Basin LLC/ AEPB Finance Corp. 6.7413% 8/1/19 (d)(e)	35,000	30,975
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% 8/1/23	3,000	3,113
6.625% 10/1/20	5,645	5,984
Chesapeake Energy Corp. 3.4806% 4/15/19 (e)	29,720	29,741
Citgo Petroleum Corp. 6.25% 8/15/22 (d)	10,000	10,175
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	4,000	4,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22	4,492	4,829
Western Refining, Inc. 6.25% 4/1/21	5,305	5,332
		101,664
Entertainment/Film - 0.0%
Cinemark U.S.A., Inc. 5.125% 12/15/22	3,185	3,185
Food/Beverage/Tobacco - 0.0%
ESAL GmbH 6.25% 2/5/23 (d)	4,000	4,080
Gaming - 0.1%
MCE Finance Ltd. 5% 2/15/21 (d)	10,000	9,850
Healthcare - 0.4%
Community Health Systems, Inc. 5.125% 8/15/18	10,755	11,185
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	$ 8,235	$ 8,729
HCA Holdings, Inc. 3.75% 3/15/19	25,000	25,063
Tenet Healthcare Corp. 4.75% 6/1/20	8,680	8,875
		53,852
Homebuilders/Real Estate - 0.1%
CBRE Group, Inc. 5% 3/15/23	17,990	18,350
Leisure - 0.0%
Six Flags Entertainment Corp. 5.25% 1/15/21 (d)	4,000	4,020
Metals/Mining - 0.0%
Peabody Energy Corp. 6% 11/15/18	5,000	4,838
Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (d)	9,850	9,481
Services - 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.9836% 12/1/17 (e)	14,410	14,429
TransUnion Holding Co., Inc. 9.625% 6/15/18 pay-in-kind (e)	3,000	3,098
		17,527
Technology - 0.4%
Brocade Communications Systems, Inc. 4.625% 1/15/23	7,235	7,054
First Data Corp. 6.75% 11/1/20 (d)	25,460	27,242
NXP BV/NXP Funding LLC:
5.75% 2/15/21 (d)	14,760	15,572
5.75% 3/15/23 (d)	5,000	5,288
		55,156
Telecommunications - 0.8%
Altice Financing SA:
6.5% 1/15/22 (d)	7,240	7,439
7.875% 12/15/19 (d)	4,000	4,265
Columbus International, Inc. 7.375% 3/30/21 (d)	14,535	15,407
DigitalGlobe, Inc. 5.25% 2/1/21 (d)	3,905	3,798
Intelsat Jackson Holdings SA 6.625% 12/15/22 (Reg. S)	20,000	21,050
Level 3 Financing, Inc. 3.8229% 1/15/18 (d)(e)	15,000	15,038
Sprint Capital Corp.:
6.875% 11/15/28	4,000	3,890
6.9% 5/1/19	5,000	5,300
Sprint Communications, Inc.:
6% 11/15/22	30,000	29,925
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Sprint Communications, Inc.: - continued
9% 11/15/18 (d)	$ 3,000	$ 3,529
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	3,000	3,092
		112,733
TOTAL NONCONVERTIBLE BONDS (Cost $970,187)		985,772
Common Stocks - 0.2%
	Shares
Broadcasting - 0.0%
Cumulus Media, Inc. Class A (a)	229,315	885
ION Media Networks, Inc. (a)	2,842	2,014
		2,899
Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,943	22,536
Electric Utilities - 0.0%
Calpine Corp. (a)	20,715	473
Homebuilders/Real Estate - 0.0%
Newhall Holding Co. LLC Class A (a)	289,870	617
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (a)	48,650	1,678
Paper - 0.0%
White Birch Cayman Holdings Ltd. (a)	12,570	0
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (a)(i)	13,699	21
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	34,287	569
TOTAL COMMON STOCKS (Cost $16,121)		28,793
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a) (Cost $0)	1,888,944	0
Money Market Funds - 4.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b) (Cost $581,719)	581,718,991	$ 581,719
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $14,618,414)		14,514,395
NET OTHER ASSETS (LIABILITIES) - 0.8%		110,911
NET ASSETS - 100%		$ 14,625,306
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $305,772,000 or 2.1% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g) The coupon rate will be determined upon settlement of the loan after period end.

(h) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $44,153,000 and $43,122,000, respectively.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$ 26
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,200
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,598	$ 885	$ -	$ 3,713
Financials	617	-	-	617
Materials	22,536	22,536	-	-
Telecommunication Services	569	569	-	-
Utilities	473	473	-	-
Bank Loan Obligations	12,918,111	-	12,850,315	67,796
Corporate Bonds	985,772	-	985,772	-
Other	-	-	-	-
Money Market Funds	581,719	581,719	-	-
Total Investments in Securities:	$ 14,514,395	$ 606,182	$ 13,836,087	$ 72,126
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.3%
Luxembourg	3.1%
Australia	2.5%
Netherlands	2.0%
United Kingdom	1.1%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $14,036,695)	$ 13,932,676
Fidelity Central Funds (cost $581,719)	581,719
Total Investments (cost $14,618,414)		$ 14,514,395
Cash		62,292
Receivable for investments sold		137,394
Receivable for fund shares sold		9,748
Interest receivable		58,716
Distributions receivable from Fidelity Central Funds		56
Prepaid expenses		49
Other receivables		1
Total assets		14,782,651

Liabilities
Payable for investments purchased	$ 109,248
Payable for fund shares redeemed	28,093
Distributions payable	10,158
Accrued management fee	6,908
Distribution and service plan fees payable	1,014
Other affiliated payables	1,795
Other payables and accrued expenses	129
Total liabilities		157,345

Net Assets		$ 14,625,306
Net Assets consist of:
Paid in capital		$ 14,631,284
Undistributed net investment income		67,963
Accumulated undistributed net realized gain (loss) on investments		30,078
Net unrealized appreciation (depreciation) on investments		(104,019)
Net Assets		$ 14,625,306

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,184,766 ÷ 120,281 shares)	$ 9.85

Maximum offering price per share (100/97.25 of $9.85)	$ 10.13
Class T: Net Asset Value and redemption price per share ($239,565 ÷ 24,357 shares)	$ 9.84

Maximum offering price per share (100/97.25 of $9.84)	$ 10.12
Class B: Net Asset Value and offering price per share ($16,933 ÷ 1,722 shares)A	$ 9.83

Class C: Net Asset Value and offering price per share ($834,841 ÷ 84,775 shares)A	$ 9.85

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($9,032,392 ÷ 918,257 shares)	$ 9.84

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,316,809 ÷ 337,463 shares)	$ 9.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 1,907
Interest		656,802
Income from Fidelity Central Funds		1,200
Total income		659,909

Expenses
Management fee	$ 89,463
Transfer agent fees	20,662
Distribution and service plan fees	13,935
Accounting fees and expenses	1,815
Custodian fees and expenses	194
Independent trustees' compensation	66
Registration fees	448
Audit	173
Legal	53
Miscellaneous	115
Total expenses before reductions	126,924
Expense reductions	(59)	126,865
Net investment income (loss)		533,044
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		33,692
Change in net unrealized appreciation (depreciation) on investment securities		(219,514)
Net gain (loss)		(185,822)
Net increase (decrease) in net assets resulting from operations		$ 347,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 533,044	$ 410,895
Net realized gain (loss)	33,692	72,218
Change in net unrealized appreciation (depreciation)	(219,514)	9,078
Net increase (decrease) in net assets resulting from operations	347,222	492,191
Distributions to shareholders from net investment income	(519,702)	(375,589)
Distributions to shareholders from net realized gain	(57,139)	(52,959)
Total distributions	(576,841)	(428,548)
Share transactions - net increase (decrease)	(610,631)	4,793,436
Redemption fees	671	916
Total increase (decrease) in net assets	(839,579)	4,857,995

Net Assets
Beginning of period	15,464,885	10,606,890
End of period (including undistributed net investment income of $67,963 and undistributed net investment income of $122,241, respectively)	$ 14,625,306	$ 15,464,885

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.99	$ 9.94	$ 9.73	$ 9.79	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.317	.310	.340	.317	.391
Net realized and unrealized gain (loss)	(.114)	.070	.195	(.080)	.425
Total from investment operations	.203	.380	.535	.237	.816
Distributions from net investment income	(.307)	(.282)	(.325)	(.298)	(.287)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.343)	(.331)	(.325)	(.298)	(.337)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.85	$ 9.99	$ 9.94	$ 9.73	$ 9.79
Total ReturnA, B	2.05%	3.89%	5.60%	2.46%	8.96%
Ratios to Average Net Assets D, F
Expenses before reductions	.98%	.99%	.99%	1.00%	1.03%
Expenses net of fee waivers, if any	.98%	.99%	.99%	1.00%	1.03%
Expenses net of all reductions	.98%	.99%	.99%	1.00%	1.03%
Net investment income (loss)	3.17%	3.11%	3.47%	3.25%	4.11%
Supplemental Data
Net assets, end of period (in millions)	$ 1,185	$ 1,681	$ 1,305	$ 1,587	$ 1,064
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 9.93	$ 9.72	$ 9.77	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.306	.299	.330	.312	.391
Net realized and unrealized gain (loss)	(.112)	.071	.195	(.070)	.416
Total from investment operations	.194	.370	.525	.242	.807
Distributions from net investment income	(.298)	(.272)	(.315)	(.293)	(.288)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.334)	(.321)	(.315)	(.293)	(.338)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.84	$ 9.98	$ 9.93	$ 9.72	$ 9.77
Total ReturnA, B	1.96%	3.79%	5.50%	2.51%	8.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.07%	1.09%	1.09%	1.05%	1.02%
Expenses net of fee waivers, if any	1.07%	1.09%	1.09%	1.05%	1.02%
Expenses net of all reductions	1.07%	1.09%	1.09%	1.05%	1.02%
Net investment income (loss)	3.08%	3.01%	3.37%	3.19%	4.12%
Supplemental Data
Net assets, end of period (in millions)	$ 240	$ 272	$ 241	$ 271	$ 242
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 9.93	$ 9.72	$ 9.77	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.264	.256	.288	.266	.341
Net realized and unrealized gain (loss)	(.123)	.071	.195	(.070)	.416
Total from investment operations	.141	.327	.483	.196	.757
Distributions from net investment income	(.255)	(.229)	(.273)	(.247)	(.238)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.291)	(.278)	(.273)	(.247)	(.288)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.83	$ 9.98	$ 9.93	$ 9.72	$ 9.77
Total ReturnA, B	1.42%	3.35%	5.05%	2.03%	8.30%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.52%	1.52%	1.52%	1.55%
Expenses net of fee waivers, if any	1.50%	1.52%	1.52%	1.52%	1.55%
Expenses net of all reductions	1.50%	1.52%	1.52%	1.52%	1.55%
Net investment income (loss)	2.64%	2.58%	2.94%	2.72%	3.59%
Supplemental Data
Net assets, end of period (in millions)	$ 17	$ 23	$ 24	$ 32	$ 43
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.99	$ 9.94	$ 9.73	$ 9.78	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.241	.235	.267	.244	.321
Net realized and unrealized gain (loss)	(.113)	.070	.195	(.070)	.415
Total from investment operations	.128	.305	.462	.174	.736
Distributions from net investment income	(.232)	(.207)	(.252)	(.225)	(.217)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.268)	(.256)	(.252)	(.225)	(.267)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.85	$ 9.99	$ 9.94	$ 9.73	$ 9.78
Total ReturnA, B	1.29%	3.11%	4.81%	1.80%	8.05%
Ratios to Average Net Assets D, F
Expenses before reductions	1.73%	1.74%	1.74%	1.74%	1.76%
Expenses net of fee waivers, if any	1.73%	1.74%	1.74%	1.74%	1.76%
Expenses net of all reductions	1.73%	1.74%	1.74%	1.74%	1.76%
Net investment income (loss)	2.41%	2.35%	2.72%	2.50%	3.38%
Supplemental Data
Net assets, end of period (in millions)	$ 835	$ 960	$ 806	$ 852	$ 622
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 9.93	$ 9.72	$ 9.77	$ 9.30
Income from Investment Operations
Net investment income (loss) B	.344	.337	.368	.345	.418
Net realized and unrealized gain (loss)	(.113)	.071	.195	(.070)	.417
Total from investment operations	.231	.408	.563	.275	.835
Distributions from net investment income	(.335)	(.310)	(.353)	(.326)	(.316)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.371)	(.359)	(.353)	(.326)	(.366)
Redemption fees added to paid in capital B	- F	.001	- F	.001	.001
Net asset value, end of period	$ 9.84	$ 9.98	$ 9.93	$ 9.72	$ 9.77
Total ReturnA	2.34%	4.19%	5.91%	2.86%	9.18%
Ratios to Average Net Assets C, E
Expenses before reductions	.69%	.70%	.71%	.71%	.73%
Expenses net of fee waivers, if any	.69%	.70%	.71%	.71%	.73%
Expenses net of all reductions	.69%	.70%	.71%	.71%	.73%
Net investment income (loss)	3.45%	3.39%	3.75%	3.53%	4.41%
Supplemental Data
Net assets, end of period (in millions)	$ 9,032	$ 8,882	$ 5,720	$ 5,399	$ 3,566
Portfolio turnover rateD	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 9.92	$ 9.71	$ 9.77	$ 9.29
Income from Investment Operations
Net investment income (loss) B	.339	.332	.363	.341	.415
Net realized and unrealized gain (loss)	(.113)	.071	.196	(.079)	.427
Total from investment operations	.226	.403	.559	.262	.842
Distributions from net investment income	(.330)	(.305)	(.349)	(.323)	(.313)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.366)	(.354)	(.349)	(.323)	(.363)
Redemption fees added to paid in capital B	- F	.001	- F	.001	.001
Net asset value, end of period	$ 9.83	$ 9.97	$ 9.92	$ 9.71	$ 9.77
Total ReturnA	2.29%	4.15%	5.87%	2.72%	9.27%
Ratios to Average Net Assets C, E
Expenses before reductions	.74%	.75%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.74%	.75%	.75%	.75%	.76%
Expenses net of all reductions	.74%	.75%	.75%	.75%	.76%
Net investment income (loss)	3.40%	3.34%	3.71%	3.50%	4.38%
Supplemental Data
Net assets, end of period (in millions)	$ 3,317	$ 3,646	$ 2,510	$ 1,992	$ 1,138
Portfolio turnover rateD	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 113,253
Gross unrealized depreciation	(175,816)
Net unrealized appreciation (depreciation) on securities	$ (62,563)

Tax Cost	$ 14,576,958

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,256
Undistributed long-term capital gain	$ 30,329
Net unrealized appreciation (depreciation) on securities and other investments	$ (62,562)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 576,841	$ 428,548

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

Purchases and Sales of Investments. Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $8,114,227 and $8,057,054, respectively.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,857	$ 158
Class T	-%	.25%	659	2
Class B	.55%	.15%	142	112
Class C	.75%	.25%	9,277	1,498
			$ 13,935	$ 1,770

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 3.50% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 79
Class T	12
Class B*	22
Class C*	104
$ 217

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 2,252.15
Class T	626.24
Class B	45.22
Class C	1,372.15
Fidelity Floating Rate High Income Fund	10,472.11
Institutional Class	5,895.16
	$ 20,662

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $53.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $6.

Annual Report

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 47,339	$ 41,401
Class T	7,875	7,141
Class B	519	529
Class C	21,575	18,030
Fidelity Floating Rate High Income Fund	321,211	214,851
Institutional Class	121,183	93,637
Total	$ 519,702	$ 375,589
From net realized gain
Class A	$ 6,085	$ 6,467
Class T	983	1,176
Class B	81	117
Class C	3,472	3,997
Fidelity Floating Rate High Income Fund	33,019	28,516
Institutional Class	13,499	12,686
Total	$ 57,139	$ 52,959

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	32,788	75,563	$ 327,152	$ 753,535
Reinvestment of distributions	4,526	3,658	45,087	36,455
Shares redeemed	(85,268)	(42,208)	(849,518)	(421,018)
Net increase (decrease)	(47,954)	37,013	$ (477,279)	$ 368,972
Class T
Shares sold	3,546	10,009	$ 35,348	$ 99,597
Reinvestment of distributions	806	727	8,018	7,232
Shares redeemed	(7,285)	(7,688)	(72,473)	(76,547)
Net increase (decrease)	(2,933)	3,048	$ (29,107)	$ 30,282
Class B
Shares sold	199	663	$ 1,993	$ 6,596
Reinvestment of distributions	50	50	494	495
Shares redeemed	(838)	(851)	(8,343)	(8,474)
Net increase (decrease)	(589)	(138)	$ (5,856)	$ (1,383)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class C
Shares sold	12,315	30,392	$ 122,843	$ 303,076
Reinvestment of distributions	1,906	1,609	18,981	16,022
Shares redeemed	(25,513)	(17,011)	(254,028)	(169,644)
Net increase (decrease)	(11,292)	14,990	$ (112,204)	$ 149,454
Fidelity Floating Rate High Income Fund
Shares sold	320,632	483,346	$ 3,194,510	$ 4,812,772
Reinvestment of distributions	29,181	20,114	290,182	200,158
Shares redeemed	(321,413)	(189,555)	(3,193,979)	(1,887,500)
Net increase (decrease)	28,400	313,905	$ 290,713	$ 3,125,430
Institutional Class
Shares sold	123,632	203,411	$ 1,230,573	$ 2,024,367
Reinvestment of distributions	7,408	5,909	73,620	58,759
Shares redeemed	(159,132)	(96,688)	(1,581,091)	(962,445)
Net increase (decrease)	(28,092)	112,632	$ (276,898)	$ 1,120,681

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Floating Rate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	12/08/14	12/05/14	$0.04
Class T	12/08/14	12/05/14	$0.04
Class B	12/08/14	12/05/14	$0.04
Class C	12/08/14	12/05/14	$0.04

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $30,329,073, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $349,385,772 of distributions paid during the period January 1, 2014 to October 31, 2014 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Institutional Class, and the retail class ranked below its competitive median for 2013, the total expense ratio of Class C ranked equal to its competitive median for 2013, and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AFR-UANN-1214
1.784741.111

Fidelity®

Floating Rate High Income

Fund

(A Class of Fidelity Advisor®
Floating Rate High Income Fund)

Annual Report

October 31, 2014

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate High Income Fund	2.34%	4.87%	4.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Floating Rate High Income Fund, a class of the fund, on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Floating-rate bank loans generated a positive return for the 12 months ending October 31, 2014, but performance weakened in the period's latter months amid strong outflows from retail mutual funds. For the year, the S&P®/LSTA Leveraged Performing Loan Index rose 3.43%, modestly underperforming the broad investment-grade fixed-income market, as measured by the 4.14% return of the Barclays® U.S. Aggregate Bond Index, but trailing the 5.85% gain of The BofA Merrill LynchSM US High Yield Constrained Index by a greater margin. Within the S&P®/LSTA index, B-rated and CCC-rated loans were the best performers, partly fueled by demand from collateralized loan obligations (CLOs) - structured investment vehicles in which business loans are pooled to create a diversified income stream. CLOs prefer to buy B-rated loans because their higher yields enable CLOs to more easily meet their funding costs and overall return objectives. CCC-rated loans benefited from increased investor demand for second-lien loans, which offer higher yields than first-lien loans, given their subordinated position. Meanwhile, loans issued by the largest issuers within the index, many of which are rated BB, tended to underperform due to their comparatively lower yields. From an industry perspective, the best-performing groups were utilities and publishing, whereas food service, nonferrous metals/mining and air transport were among the weakest performers.

Comments from Eric Mollenhauer, Portfolio Manager of Fidelity® Floating Rate High Income Fund: For the year, the fund's Retail Class shares rose 2.34%, trailing the S&P®/LSTA Leveraged Performing Loan Index. Relative to the index, our more-conservative positioning kept the fund underweighted in the better-performing B-rated and CCC-rated areas of the market. Additionally, our positions in loans from some of the largest issuers - which we tend to hold given the fund's large asset base - hampered performance versus the benchmark, as did our 5% average cash stake. In terms of individual holdings, an underweighting in distressed Texas electric utility TXU Energy - the retail subsidiary of Energy Future Holdings - was the biggest relative detractor. Walter Energy, which produces and exports coal used in steel production, slightly detracted. On the plus side, steering clear of index components Education Management Group, a provider of higher-education programs for working adults, and Weight Watchers International, which offers weight-loss services, proved advantageous. Not holding children's clothing retailer and index member Gymboree also was slightly additive to performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	.96%
Actual		$ 1,000.00	$ 1,005.00	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class T	1.06%
Actual		$ 1,000.00	$ 1,004.60	$ 5.36
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class B	1.48%
Actual		$ 1,000.00	$ 1,001.40	$ 7.47
HypotheticalA		$ 1,000.00	$ 1,017.74	$ 7.53
Class C	1.71%
Actual		$ 1,000.00	$ 1,001.30	$ 8.63
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.69
Fidelity Floating Rate High Income Fund	.68%
Actual		$ 1,000.00	$ 1,006.50	$ 3.44
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47
Institutional Class	.73%
Actual		$ 1,000.00	$ 1,006.20	$ 3.69
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA Holdings, Inc.	3.0	3.2
H.J. Heinz Co.	2.6	2.6
Community Health Systems, Inc.	2.6	2.7
Albertson's LLC	1.9	0.2
Fortescue Metals Group Ltd.	1.9	1.7
	12.0
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	10.1	10.9
Healthcare	9.8	11.9
Energy	6.7	4.6
Gaming	6.5	5.8
Telecommunications	6.4	6.5
Quality Diversification (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
BBB 5.1%	BBB 5.9%
BB 43.0%	BB 38.8%
B 40.7%	B 42.5%
CCC,CC,C 2.5%	CCC,CC,C 2.8%
D 0.0%	D 0.0%†
Not Rated 3.7%	Not Rated 4.7%
Equities 0.2%	Equities 0.2%
Short-Term Investments and Net Other Assets 4.8%	Short-Term Investments and Net Other Assets 5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

† Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
As of October 31, 2014*		As of April 30, 2014**
	Bank Loan Obligations 88.3%		Bank Loan Obligations 87.8%
	Nonconvertible Bonds 6.7%		Nonconvertible Bonds 6.9%
	Common Stocks 0.2%		Common Stocks 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 4.8%		Short-Term Investments and Net Other Assets (Liabilities) 5.1%
* Foreign investments	11.7%	** Foreign investments	10.5%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Bank Loan Obligations (f) - 88.3%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.1%
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (e)	$ 17,631	$ 17,499
TransDigm, Inc. Tranche C, term loan 3.75% 2/28/20 (e)	144,149	141,627
		159,126
Air Transportation - 0.1%
U.S. Airways, Inc. Tranche B 2LN, term loan 3% 11/23/16 (e)	14,750	14,529
Automotive - 1.6%
Chrysler Group LLC:
term loan 3.25% 12/31/18 (e)	53,730	53,193
Tranche B, term loan 3.5% 5/24/17 (e)	81,245	80,737
Federal-Mogul Corp. Tranche C, term loan 4.75% 4/15/21 (e)	9,975	9,913
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (e)	16,879	16,689
Tranche 2LN, term loan 10% 11/27/21 (e)	24,370	24,096
The Gates Corp. Tranche B 1LN, term loan 4.25% 7/3/21 (e)	20,000	19,800
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (e)	26,612	26,312
		230,740
Broadcasting - 2.3%
Clear Channel Capital I LLC Tranche B, term loan 3.804% 1/29/16 (e)	38,701	38,459
Clear Channel Communications, Inc. Tranche D, term loan 6.904% 1/30/19 (e)	68,720	64,855
ION Media Networks, Inc. Tranche B, term loan 5% 12/18/20 (e)	28,783	28,783
Nielsen Finance LLC Tranche B 2LN, term loan 3.1525% 4/15/21 (e)	69,625	69,538
TWCC Holding Corp. term loan 3.5% 2/11/17 (e)	56,020	55,152
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (e)	81,602	80,718
		337,505
Building Materials - 0.4%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 4/16/20 (e)	34,733	33,923
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Building Materials - continued
Armstrong World Industries, Inc. Tranche B, term loan 3.5% 3/15/20 (e)	$ 23,590	$ 23,295
Ply Gem Industries, Inc. Tranche B, term loan 4% 2/1/21 (e)	7,060	6,918
		64,136
Cable TV - 4.4%
Atlantic Broad Tranche B, term loan 3.25% 11/30/19 (e)	19,952	19,729
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (e)	106,928	105,324
Charter Communications Operating LLC:
Tranche E, term loan 3% 7/1/20 (e)	48,716	47,985
Tranche F, term loan 3% 1/3/21 (e)	94,232	91,523
CSC Holdings LLC Tranche B, term loan 2.654% 4/17/20 (e)	68,595	67,140
Liberty Cablevision of Puerto Rico Tranche 1LN, term loan 4.5% 1/7/22 (e)	14,000	13,895
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (e)	47,013	47,079
Tranche B 2LN, term loan 4.5% 5/8/20 (e)	40,672	40,730
UPC Broadband Holding BV Tranche AH, term loan 3.25% 6/30/21 (e)	34,000	33,193
Virgin Media Finance PLC Tranche B, term loan 3.5% 6/7/20 (e)	55,000	53,969
WideOpenWest Finance LLC Tranche B, term loan 4.75% 4/1/19 (e)	29,513	29,439
Ziggo B.V.:
Tranche B 1LN, term loan:
3.25% 1/15/22 (e)	35,286	34,403
3.25% 1/15/22 (e)	2,063	2,011
Tranche B 2LN, term loan:
1/15/22 (g)(h)	1,934	1,886
3.25% 1/15/22 (e)	22,134	21,581
Tranche B 3LN, term loan 1/15/22 (g)(h)	39,583	38,594
		648,481
Capital Goods - 0.7%
Doncasters PLC Tranche B 2LN, term loan 9.5% 10/9/20 (e)	7,374	7,355
Doosan Infracore, Inc. Tranche B, term loan 4.5% 5/28/21 (e)	38,723	38,723
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Capital Goods - continued
SRAM LLC. Tranche B, term loan 4.0182% 4/10/20 (e)	$ 37,335	$ 36,588
Utex Industries, Inc. Tranche B 1LN, term loan 5% 5/22/21 (e)	14,828	14,680
		97,346
Chemicals - 0.9%
Arizona Chem U.S., Inc.:
Tranche 2LN, term loan 7.5% 6/12/22 (e)	6,605	6,597
Tranche B 1LN, term loan 4.5% 6/12/21 (e)	20,214	20,138
MacDermid, Inc. Tranche B 1LN, term loan 4% 6/7/20 (e)	34,356	33,583
Styrolution U.S. Holding LLC Tranche B 1LN, term loan 10/31/19 (g)	20,000	19,792
Tata Chemicals North America, Inc. Tranche B, term loan 3.75% 8/9/20 (e)	12,838	12,613
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (e)	41,200	40,376
		133,099
Consumer Products - 0.8%
Kate Spade & Co. Tranche B, term loan 4% 4/10/21 (e)	17,920	17,427
Revlon Consumer Products Corp.:
term loan 4% 8/19/19 (e)	30,768	30,383
Tranche B, term loan 3.25% 11/19/17 (e)	13,500	13,314
Sun Products Corp. Tranche B, term loan 5.5% 3/23/20 (e)	15,021	13,444
Tempur Sealy International, Inc. Tranche B, term loan 3.5% 3/18/20 (e)	15,555	15,361
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (e)	32,657	32,113
		122,042
Containers - 2.0%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (e)	55,352	54,868
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (e)	14,925	14,552
Berry Plastics Group, Inc. term loan 3.5% 2/8/20 (e)	99,575	96,588
BWAY Holding Co. Tranche B, term loan 5.5% 8/14/20 (e)	19,950	20,050
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (e)	8,800	8,690
Multi Packaging Solutions, Inc. term loan 4.25% 9/30/20 (e)	4,347	4,281
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Containers - continued
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4% 12/1/18 (e)	$ 87,652	$ 86,338
Tricorbraun, Inc. Tranche B, term loan 4% 5/3/18 (e)	3,804	3,745
		289,112
Diversified Financial Services - 2.4%
AlixPartners LLP Tranche B 2LN, term loan 4% 7/10/20 (e)	19,750	19,437
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (e)	51,095	50,797
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (e)	14,920	14,845
Fly Funding II Sarl Tranche B, term loan 4.5% 8/9/19 (e)	14,529	14,529
Flying Fortress, Inc. term loan 3.5% 6/30/17 (e)	97,833	97,471
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (e)	13,737	13,479
Home Loan Servicing Solutions Ltd. Tranche B, term loan 4.5% 6/27/20 (e)	14,566	13,692
IBC Capital U.S. LLC Tranche B 1LN, term loan 4.75% 9/11/21 (e)	25,000	24,875
LPL Holdings, Inc. Tranche B, term loan 3.25% 3/29/19 (e)	32,680	32,233
TransUnion LLC Tranche B, term loan 4% 4/9/21 (e)	72,113	71,166
		352,524
Diversified Media - 0.5%
Advanstar Communications, Inc. Tranche B 1LN, term loan 5.5% 4/29/19 (e)	8,373	8,362
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (e)	18,361	18,315
WMG Acquisition Corp. term loan 3.75% 7/1/20 (e)	50,440	48,422
		75,099
Electric Utilities - 5.6%
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
2.3821% 8/13/18 (e)(h)	3,030	3,045
6.375% 8/13/19 (e)	45,849	46,078
Calpine Construction Finance Co. LP:
Tranche B 1LN, term loan 3% 5/3/20 (e)	84,698	82,051
Tranche B 2LN, term loan 3.25% 1/31/22 (e)	54,052	52,498
Calpine Corp.:
Tranche B 2LN, term loan 4% 4/1/18 (e)	11,654	11,596
Tranche B 3LN, term loan 4% 10/9/19 (e)	29,412	29,118
Tranche B, term loan 4% 4/1/18 (e)	107,816	107,277
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - continued
Dynegy, Inc. Tranche B 2LN, term loan 4% 4/23/20 (e)	$ 25,636	$ 25,475
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (e)	79,884	79,684
EquiPower Resources Holdings LLC:
Tranche B 1LN, term loan 4.25% 12/21/18 (e)	13,687	13,602
Tranche C, term loan 4.25% 12/31/19 (e)	32,048	31,848
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (e)	15,949	15,949
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (e)	45,000	45,000
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (e)	10,500	10,290
InterGen NV Tranche B, term loan 5.5% 6/13/20 (e)	33,493	33,409
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (e)	63,751	63,273
NRG Energy, Inc. Tranche B, term loan 2.75% 7/1/18 (e)	41,672	40,994
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (e)	7,357	7,320
Southcross Holdings Borrower LP Tranche B, term loan 6% 8/4/21 (e)	13,381	13,181
Star West Generation LLC Tranche B, term loan 4.25% 3/13/20 (e)	22,176	21,954
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (e)	13,378	12,743
TXU Energy LLC Tranche B, term loan:
4.6469% 10/10/17 (c)(e)	66,622	48,384
4.6469% 10/10/14 (c)(e)	10,052	7,300
USIC Holdings, Inc. Tranche B, term loan 4% 7/10/20 (e)	16,294	16,029
		818,098
Energy - 6.0%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (e)	8,733	8,821
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (e)	24,065	23,915
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (e)	30,923	29,624
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (e)	29,526	29,416
Tranche C, term loan 5.25% 3/14/21 (e)	2,070	2,063
EP Energy LLC term loan 4.5% 4/30/19 (e)	1,500	1,478
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (e)	42,333	41,593
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (e)	$ 15,289	$ 15,442
Expro Finservices S.a.r.l. Tranche B, term loan 5.75% 9/2/21 (e)	52,000	50,895
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (e)	140,755	135,477
Tranche B 1LN, term loan 3.875% 9/30/18 (e)	39,625	38,634
Floatel International Ltd. Tranche B, term loan 6% 6/27/20 (e)	37,198	35,989
GIM Channelview Cogeneration LLC Tranche B, term loan 4.25% 5/8/20 (e)	11,845	11,831
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (e)	13,000	13,179
MRC Global, Inc. Tranche B, term loan 5% 11/9/19 (e)	44,525	44,583
Northeast Wind Capital II, LLC Tranche B, term loan 5% 11/14/20 (e)	14,051	14,051
Offshore Group Investment Ltd. Tranche B, term loan 5% 10/25/17 (e)	15,785	14,522
Overseas Shipholding Group, Inc. Tranche B, term loan:
5.25% 8/5/19 (e)	15,845	15,746
5.75% 8/5/19 (e)	11,641	11,554
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (e)	24,347	23,251
Panda Sherman Power, LLC term loan 9% 9/14/18 (e)	19,956	20,256
Panda Temple Power, LLC term loan 7.25% 4/3/19 (e)	11,000	11,179
Ruby Western Pipeline Holdings LLC Tranche B, term loan 3.5% 3/27/20 (e)	28,599	28,456
Samson Investment Co. Tranche B 2LN, term loan 5% 9/25/18 (e)	20,800	19,136
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (e)	60,873	57,441
Sheridan Investment Partners I term loan 4.25% 12/16/20 (e)	44,963	42,827
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 4.25% 10/1/19 (e)	20,181	19,374
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (e)	6,255	5,958
Tranche M, term loan 4.25% 12/16/20 (e)	2,333	2,222
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (e)	67,020	67,355
Vantage Drilling Co. Tranche B, term loan 5.75% 3/28/19 (e)	14,775	13,076
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (e)	26,157	25,896
		875,240
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Entertainment/Film - 0.9%
AMC Entertainment, Inc. Tranche B, term loan 3.5% 4/30/20 (e)	$ 24,637	$ 24,268
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (e)	26,660	26,093
Digital Cinema Implementation Partners, LLC Tranche B, term loan 3.25% 5/17/21 (e)	40,965	40,248
Live Nation Entertainment, Inc. Tranche B, term loan 3.5% 8/16/20 (e)	14,273	14,202
William Morris Endeavor Entertainment, LLC. Tranche B 1LN, term loan 5.25% 5/6/21 (e)	29,913	29,464
		134,275
Environmental - 0.8%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (e)	25,370	24,806
Tervita Corp. Tranche B 1LN, term loan 6.25% 5/15/18 (e)	24,642	23,841
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (e)	5,690	5,548
Tranche B 1LN, term loan 4% 12/18/20 (e)	51,492	50,720
WTG Holdings III Corp. Tranche B 1LN, term loan 4.75% 1/15/21 (e)	10,918	10,822
		115,737
Food & Drug Retail - 3.2%
Albertson's LLC:
Tranche B 3LN, term loan 4% 8/25/19 (e)	63,000	62,685
Tranche B 4LN, term loan:
4.5% 8/25/21 (e)	200,000	200,000
4.5% 8/25/21 (e)	19,920	19,920
Ferrara Candy Co., Inc. Tranche B, term loan 7.5% 6/18/18 (e)	23,462	22,406
Mallinckrodt International Finance S.A. Tranche B 1LN, term loan 3.5% 3/19/21 (e)	30,945	30,636
Performance Food Group, Inc. Tranche 2LN, term loan 6.25% 11/14/19 (e)	7,306	7,269
PRA Holdings, Inc. Tranche B, term loan 4.5% 9/23/20 (e)	17,780	17,536
Rite Aid Corp.:
Tranche 2 LN2, term loan 4.875% 6/21/21 (e)	25,210	25,178
Tranche 2LN, term loan 5.75% 8/21/20 (e)	9,080	9,137
Tranche B 7LN, term loan 3.5% 2/21/20 (e)	37,896	37,422
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Food & Drug Retail - continued
Sprouts Farmers Market LLC Tranche B, term loan 4% 4/23/20 (e)	$ 19,193	$ 19,049
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (e)	14,710	14,434
		465,672
Food/Beverage/Tobacco - 3.8%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (e)	3,000	2,966
Arysta Lifescience SPC LLC:
Tranche B 1LN, term loan 4.5% 5/29/20 (e)	36,470	36,333
Tranche B 2LN, term loan 8.25% 11/30/20 (e)	25,000	25,188
Big Heart Pet Brands Tranche B LN, term loan 3.5% 3/8/20 (e)	49,750	48,009
Flavors Holdings, Inc. Tranche B 1LN, term loan 6.75% 4/3/20 (e)	6,000	5,775
H.J. Heinz Co.:
Tranche B 1LN, term loan 3.25% 6/7/19 (e)	19,700	19,503
Tranche B 2LN, term loan 3.5% 6/7/20 (e)	367,041	363,354
JBS U.S.A. LLC Tranche B, term loan 3.75% 5/25/18 (e)	19,242	19,049
OSI Restaurant Partners LLC Tranche B, term loan 3.5% 10/26/19 (e)	9,154	9,039
Post Holdings, Inc. Tranche B, term loan 3.75% 6/2/21 (e)	18,150	18,081
		547,297
Gaming - 6.4%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (e)	40,000	39,750
Bally Technologies, Inc. Tranche B, term loan 4.25% 11/25/20 (e)	22,172	22,033
Boyd Gaming Corp. Tranche B, term loan 4% 8/14/20 (e)	25,433	25,051
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (e)	211,686	201,631
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (e)	146,238	137,830
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (e)	50,332	49,955
Golden Nugget, Inc. Tranche B, term loan:
5.5% 11/21/19 (e)	46,006	46,236
5.5% 11/21/19 (e)	19,717	19,816
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (e)	7,301	7,520
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (e)	$ 49,575	$ 49,389
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (e)	98,936	97,828
Mohegan Tribal Gaming Authority Tranche B, term loan 5.5% 11/19/19 (e)	29,621	28,733
Pinnacle Entertainment, Inc. Tranche B 2LN, term loan 3.75% 8/13/20 (e)	20,586	20,175
Scientific Games Corp.:
Tranch B 2LN, term loan 6% 10/21/21 (e)	68,000	66,558
Tranche B, term loan 4.25% 10/18/20 (e)	95,435	93,288
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (e)	16,215	16,012
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (e)	13,951	12,137
		933,942
Healthcare - 9.4%
Alkermes, Inc. term loan 3.5% 9/25/19 (e)	13,505	13,302
AmSurg Corp. Tranche B, term loan 3.75% 7/16/21 (e)	22,294	22,183
Community Health Systems, Inc.:
Tranche D, term loan 4.25% 1/27/21 (e)	323,223	323,223
Tranche E, term loan 3.4846% 1/25/17 (e)	47,336	46,981
DaVita HealthCare Partners, Inc. Tranche B, term loan 3.5% 6/24/21 (e)	70,324	69,621
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (e)	73,014	73,562
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (e)	28,494	28,273
Grifols, S.A. Tranche B, term loan 3.154% 2/27/21 (e)	44,755	44,196
HCA Holdings, Inc.:
Tranche A 4LN, term loan 2.654% 2/2/16 (e)	271,316	270,312
Tranche B 4LN, term loan 2.9831% 5/1/18 (e)	35,690	35,557
Tranche B 5LN, term loan 2.904% 3/31/17 (e)	116,356	115,925
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (e)	35,959	34,700
IASIS Healthcare LLC Tranche B 2LN, term loan 4.5% 5/3/18 (e)	34,388	34,346
Millennium Labs, LLC Tranche B, term loan 5.25% 4/16/21 (e)	23,242	23,242
MPH Acquisition Holdings LLC Tranche B, term loan 4% 3/31/21 (e)	52,368	51,386
National Mentor Holdings, Inc. Tranche B, term loan 4.75% 1/31/21 (e)	12,848	12,735
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Polymer Group, Inc. Tranche B, term loan 5.25% 12/19/19 (e)	$ 19,858	$ 19,758
Quintiles Transnational Corp. Tranche B 3LN, term loan 3.75% 6/8/18 (e)	24,938	24,813
Skilled Healthcare Group, Inc. term loan 7% 4/9/16 (e)	16,317	16,276
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 5.25% 7/24/20 (e)	7,685	7,666
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (e)	5,545	5,559
Tranche B 2LN, term loan 4.25% 7/3/19 (e)	29,913	29,651
Valeant Pharmaceuticals International:
Tranche BC 2LN, term loan 3.5% 12/11/19 (e)	26,437	26,238
Tranche BD 2LN, term loan 3.5% 2/13/19 (e)	44,598	44,319
		1,373,824
Homebuilders/Real Estate - 0.7%
CBRE Group, Inc. Tranche B, term loan 2.9025% 3/28/21 (e)	14,917	14,805
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (e)	1,551	1,519
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (e)	89,232	88,786
		105,110
Hotels - 3.5%
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (e)	15,420	15,459
Tranche B 1LN, term loan 3.5% 6/27/20 (e)	50,883	50,437
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (e)	266,974	264,171
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (e)	124,714	123,779
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (e)	40,106	39,505
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.75% 1/15/21 (e)	11,357	11,257
		504,608
Insurance - 0.2%
CNO Financial Group, Inc. Tranche B 2LN, term loan 3.75% 9/28/18 (e)	11,784	11,828
HUB International Ltd. Tranche B 1LN, term loan 4.25% 10/2/20 (e)	17,413	17,195
		29,023
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Leisure - 0.8%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (e)	$ 33,651	$ 33,567
ClubCorp Club Operations, Inc. Tranche B, term loan 4.5% 7/24/20 (e)	23,912	23,702
Planet Fitness Holdings, LLC. Tranche B, term loan 4.75% 3/31/21 (e)	19,651	19,651
SeaWorld Parks & Entertainment, Inc. Tranche B 2LN, term loan 3% 5/14/20 (e)	40,417	38,801
Seminole Hard Rock Entertainment, Inc. Tranche B, term loan 3.5% 5/14/20 (e)	5,409	5,301
		121,022
Metals/Mining - 4.4%
Alpha Natural Resources, Inc. Tranche B, term loan 3.5% 5/22/20 (e)	4,373	3,717
American Rock Salt Co. LLC:
Tranche 2LN, term loan 8% 5/20/22 (e)	3,000	3,008
Tranche B 1LN, term loan 4.75% 5/20/21 (e)	16,958	16,788
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (e)	7,519	7,456
Tranche B 2LN, term loan 8.75% 12/19/20 (e)	3,000	2,985
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (e)	28,356	27,647
Fairmount Minerals Ltd. Tranche B 2LN, term loan 4.5% 9/5/19 (e)	21,495	21,388
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (e)	278,078	271,126
Murray Energy Corp. Tranche B 1LN, term loan 5.25% 12/5/19 (e)	45,551	45,323
Novelis, Inc. Tranche B, term loan 3.75% 3/10/17 (e)	34,878	34,574
Oxbow Carbon LLC:
Tranche 2LN, term loan 8% 1/19/20 (e)	20,000	19,500
Tranche B 1LN, term loan 4.25% 7/19/19 (e)	12,038	11,827
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (e)	60,831	58,550
U.S. Silica Co. Tranche B, term loan 4% 7/23/20 (e)	24,154	23,792
Walter Energy, Inc. Tranche B, term loan 7.25% 4/1/18 (e)	109,526	94,466
		642,147
Paper - 0.0%
Bear Island Paper Co. LLC Tranche B 2LN, term loan 14% 9/13/17 (e)	234	234
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Publishing/Printing - 1.3%
Cengage Learning Acquisitions, Inc. Tranche 1LN, term loan 7% 3/31/20 (e)	$ 50,158	$ 50,283
Dex Media East LLC term loan 6% 12/31/16 (e)	5,326	4,314
Dex Media West LLC/Dex Media West Finance Co. term loan 8% 12/31/16 (e)	1,239	1,128
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	97,460	90,760
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4.25% 5/22/18 (e)	19,759	19,660
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 5.75% 3/22/19 (e)	16,015	16,056
Newsday LLC Tranche A, term loan 3.654% 10/12/16 (e)	9,815	9,742
		191,943
Restaurants - 0.9%
Burger King Worldwide, Inc. Tranche B, term loan 4.5% 10/27/21 (e)	35,000	34,869
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (e)	54,801	53,431
Focus Brands, Inc. Trancher B 1LN, term loan 4.25% 2/21/18 (e)	4,556	4,499
Landry's Restaurants, Inc. Tranche B, term loan 4% 4/24/18 (e)	8,989	8,958
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (e)	28,815	28,743
		130,500
Services - 4.0%
ARAMARK Corp.:
Credit-Linked Deposit 3.6525% 7/26/16 (e)	3,579	3,538
Tranche F, term loan 3.25% 2/24/21 (e)	74,625	73,879
3.6525% 7/26/16 (e)	4,666	4,631
Avis Budget Group, Inc. Tranche B, term loan 3% 3/15/19 (e)	9,775	9,653
Bright Horizons Family Solutions, Inc. Tranche B, term loan 3.7501% 1/30/20 (e)	23,207	22,772
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (e)	23,500	23,059
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (e)	50,746	50,188
EFS Cogen Holdings I LLC Tranche B, term loan 3.75% 12/17/20 (e)	18,015	17,790
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Services - continued
Filtration Group Corp. Tranche 2LN, term loan 8.25% 11/21/21 (e)	$ 3,860	$ 3,826
Hertz Corp.:
Tranche B 2LN, term loan 3% 3/11/18 (e)	62,354	60,757
Tranche B, term loan 3.75% 3/11/18 (e)	22,517	22,235
Karman Buyer Corp.:
term loan 3.75% 7/25/21 (e)(h)	769	761
Tranche 1LN, term loan 4.25% 7/25/21 (e)	23,076	22,817
Tranche 2LN, term loan 7.5% 7/25/22 (e)	11,490	11,433
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (e)	159,610	154,024
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (e)	47,743	46,728
Nord Anglia Education Tranche B, term loan 4.5% 3/31/21 (e)	14,439	14,367
Redtop Acquisitions Ltd.:
Tranche 2LN, term loan 8.25% 6/3/21 (e)	4,963	4,987
Tranche B 1LN, term loan 4.5% 12/3/20 (e)	5,962	5,962
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (e)	35,000	34,738
		588,145
Shipping - 0.3%
Harvey Gulf International Tranche B, term loan 5.5% 6/18/20 (e)	22,101	20,885
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (e)	27,294	26,748
		47,633
Super Retail - 3.3%
Academy Ltd. Tranche B, term loan 4.5% 8/3/18 (e)	21,979	21,897
Bass Pro Group LLC Tranche B, term loan 3.75% 11/20/19 (e)	24,161	23,919
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (e)	20,110	20,089
Tranche B 1LN, term loan 4.5% 9/26/19 (e)	62,493	61,812
Burlington Coat Factory Warehouse Corp. Tranche B, term loan 4.25% 8/13/21 (e)	24,938	24,782
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (e)	52,858	51,536
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (e)	59,859	57,543
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (e)	17,666	17,268
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Super Retail - continued
JC Penney Corp., Inc. Tranche B, term loan: - continued
6% 5/22/18 (e)	$ 82,629	$ 81,699
PETCO Animal Supplies, Inc. term loan 4% 11/24/17 (e)	35,156	34,804
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (e)	72,000	69,840
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	7,416	6,971
The Hillman Group, Inc. Tranche B, term loan 4.5% 6/30/21 (e)	13,127	13,029
		485,189
Technology - 9.7%
Activision Blizzard, Inc. Tranche B, term loan 3.25% 10/11/20 (e)	112,210	112,210
Applied Systems, Inc.:
Tranche B 1LN, term loan 4.25% 1/23/21 (e)	14,183	13,935
Tranche B 2LN, term loan 7.5% 1/23/22 (e)	3,630	3,621
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (e)	54,626	54,428
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (e)	19,356	18,896
5% 9/10/20 (e)	150,648	148,012
Carros U.S., LLC Tranche B, term loan 4.5% 9/30/21 (e)	15,585	15,566
CompuCom Systems, Inc. Tranche B, term loan 4.25% 5/9/20 (e)	27,689	26,166
Computer Discount Warehouse (CDW) LLC, Tranche B, term loan 3.25% 4/29/20 (e)	56,918	55,495
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (e)	214,945	215,224
Fibertech Networks, LLC Tranche B 1LN, term loan 4% 12/18/19 (e)	17,919	17,627
First Data Corp.:
term loan 3.653% 3/24/17 (e)	83,529	82,068
Tranche B, term loan:
3.653% 3/24/18 (e)	80,000	78,600
3.653% 9/24/18 (e)	40,000	39,300
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (e)	52,974	52,245
Generac Power Systems, Inc. Tranche B, term loan 3.25% 5/31/20 (e)	64,994	63,531
Genesys Telecommunications Laboratories, Inc. Tranche B, term loan 4.5% 11/13/20 (e)	5,032	5,007
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
GXS Group, Inc. Tranche B, term loan 3.25% 1/16/21 (e)	$ 16,873	$ 16,619
Infor U.S., Inc.:
Tranche B 3LN, term loan 3.75% 6/3/20 (e)	24,201	23,838
Tranche B 5LN, term loan 3.75% 6/3/20 (e)	57,427	56,566
Information Resources, Inc. Tranche B, term loan 4.75% 9/30/20 (e)	16,139	16,139
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (e)	29,845	30,591
Tranche B 1LN, term loan 4.5% 10/30/19 (e)	41,606	41,450
Nuance Communications, Inc. Tranche C, term loan 2.91% 8/7/19 (e)	28,460	27,748
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (e)	24,378	23,951
Tranche 2LN, term loan 8% 4/9/22 (e)	11,500	11,213
Sophia L.P. Tranche B 1LN, term loan 4% 7/19/18 (e)	7,176	7,104
SunGard Data Systems, Inc.:
Tranche C, term loan 3.9061% 2/28/17 (e)	32,706	32,542
Tranche E, term loan 4% 3/8/20 (e)	44,917	44,748
Syniverse Holdings, Inc. Tranche B, term loan:
4% 4/23/19 (e)	19,390	19,027
4% 4/23/19 (e)	9,598	9,418
Vantiv LLC Tranche B, term loan 3.75% 6/13/21 (e)	31,416	31,259
WP Mustang Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/29/21 (e)	22,309	22,337
		1,416,481
Telecommunications - 5.6%
Altice Financing SA Tranche B, term loan 5.5% 6/24/19 (e)	159,858	160,458
Crown Castle Operating Co. Tranche B 2LN, term loan 3% 1/31/21 (e)	89,773	88,987
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.75% 3/31/17 (e)	9,000	8,955
Tranche D-2, term loan 3.75% 3/31/19 (e)	23,560	23,148
DigitalGlobe, Inc. Tranche B, term loan 3.75% 1/31/20 (e)	14,391	14,283
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (e)	18,230	18,321
FPL FiberNet, LLC. Tranche A, term loan 3.4841% 7/22/19 (e)	20,000	20,000
Genesys Telecom Holdings U.S., Inc. Tranche B, term loan 4.5% 2/8/20 (e)	24,687	23,915
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Integra Telecom Holdings, Inc. Tranche B, term loan 5.25% 2/22/19 (e)	$ 12,805	$ 12,758
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (e)	132,070	130,921
Level 3 Financing, Inc.:
Tranche B 3LN, term loan 4% 8/1/19 (e)	13,330	13,263
Tranche B 4LN, term loan 4% 1/15/20 (e)	73,000	72,635
Tranche B 5LN, term loan 4.5% 1/31/22 (e)	24,000	24,091
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/11/21 (e)	3,868	3,839
Tranche B 1LN, term loan 4% 4/11/20 (e)	33,247	32,749
SBA Senior Finance II, LLC term loan 3.25% 3/24/21 (e)	34,913	34,302
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 9% 4/30/21 (e)	4,635	4,572
Tranche B 1LN, term loan 4.75% 4/30/20 (e)	39,962	39,463
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (e)	14,963	14,814
Telesat Holding, Inc. Tranche B, term loan 3.5% 3/28/19 (e)	63,963	63,483
Windstream Corp. Tranche B 4LN, term loan 3.5% 1/23/20 (e)	19,463	19,293
		824,250
Textiles & Apparel - 0.3%
Party City Holdings, Inc. Tranche B LN, term loan 4% 7/27/19 (e)	44,965	44,002
TOTAL BANK LOAN OBLIGATIONS (Cost $13,050,387)		12,918,111
Nonconvertible Bonds - 6.7%

Automotive - 0.3%
General Motors Acceptance Corp. 2.4336% 12/1/14 (e)	40,000	39,880
Banks & Thrifts - 1.1%
Ally Financial, Inc.:
2.9108% 7/18/16 (e)	75,000	75,915
3.125% 1/15/16	4,000	4,050
4.625% 6/26/15	4,000	4,082
GMAC LLC 2.4336% 12/1/14 (e)	70,187	70,228
		154,275
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Broadcasting - 0.2%
AMC Networks, Inc. 4.75% 12/15/22	$ 6,600	$ 6,551
Clear Channel Communications, Inc. 9% 12/15/19	8,677	8,769
Starz LLC/Starz Finance Corp. 5% 9/15/19	9,000	9,270
Univision Communications, Inc. 6.75% 9/15/22 (d)	5,368	5,958
		30,548
Building Materials - 0.1%
CEMEX S.A.B. de CV 4.9806% 10/15/18 (d)(e)	10,000	10,345
Cable TV - 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	17,022
5.25% 3/15/21	13,070	13,233
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	10,815	11,275
Lynx I Corp. 5.375% 4/15/21 (d)	5,000	5,188
Numericable Group SA 4.875% 5/15/19 (d)	27,120	27,052
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,880
		75,650
Capital Goods - 0.0%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (d)	3,000	3,105
Chemicals - 0.0%
Nufarm Australia Ltd. 6.375% 10/15/19 (d)	5,000	5,025
Containers - 0.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 3.2341% 12/15/19 (d)(e)	42,330	41,378
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	58,325	60,658
7.125% 4/15/19	5,000	5,194
		107,230
Diversified Financial Services - 0.7%
CIT Group, Inc.:
4.75% 2/15/15 (d)	14,000	14,105
5% 5/15/17	7,000	7,333
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.5% 3/15/17	18,720	18,626
4.875% 3/15/19	15,000	15,263
International Lease Finance Corp.:
2.1841% 6/15/16 (e)	29,485	29,374
3.875% 4/15/18	7,000	7,022
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Diversified Financial Services - continued
International Lease Finance Corp.: - continued
4.875% 4/1/15	$ 4,000	$ 4,047
6.25% 5/15/19	10,000	10,938
		106,708
Diversified Media - 0.1%
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5% 11/15/22	5,130	5,284
Series B, 6.5% 11/15/22	13,870	14,355
		19,639
Electric Utilities - 0.3%
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 12.25% 3/1/22 (c)(d)	11,000	13,090
NRG Energy, Inc. 6.625% 3/15/23	4,000	4,220
The AES Corp. 3.2336% 6/1/19 (e)	21,435	21,321
		38,631
Energy - 0.7%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	7,000	7,315
American Energy-Permian Basin LLC/ AEPB Finance Corp. 6.7413% 8/1/19 (d)(e)	35,000	30,975
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% 8/1/23	3,000	3,113
6.625% 10/1/20	5,645	5,984
Chesapeake Energy Corp. 3.4806% 4/15/19 (e)	29,720	29,741
Citgo Petroleum Corp. 6.25% 8/15/22 (d)	10,000	10,175
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	4,000	4,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22	4,492	4,829
Western Refining, Inc. 6.25% 4/1/21	5,305	5,332
		101,664
Entertainment/Film - 0.0%
Cinemark U.S.A., Inc. 5.125% 12/15/22	3,185	3,185
Food/Beverage/Tobacco - 0.0%
ESAL GmbH 6.25% 2/5/23 (d)	4,000	4,080
Gaming - 0.1%
MCE Finance Ltd. 5% 2/15/21 (d)	10,000	9,850
Healthcare - 0.4%
Community Health Systems, Inc. 5.125% 8/15/18	10,755	11,185
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	$ 8,235	$ 8,729
HCA Holdings, Inc. 3.75% 3/15/19	25,000	25,063
Tenet Healthcare Corp. 4.75% 6/1/20	8,680	8,875
		53,852
Homebuilders/Real Estate - 0.1%
CBRE Group, Inc. 5% 3/15/23	17,990	18,350
Leisure - 0.0%
Six Flags Entertainment Corp. 5.25% 1/15/21 (d)	4,000	4,020
Metals/Mining - 0.0%
Peabody Energy Corp. 6% 11/15/18	5,000	4,838
Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (d)	9,850	9,481
Services - 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.9836% 12/1/17 (e)	14,410	14,429
TransUnion Holding Co., Inc. 9.625% 6/15/18 pay-in-kind (e)	3,000	3,098
		17,527
Technology - 0.4%
Brocade Communications Systems, Inc. 4.625% 1/15/23	7,235	7,054
First Data Corp. 6.75% 11/1/20 (d)	25,460	27,242
NXP BV/NXP Funding LLC:
5.75% 2/15/21 (d)	14,760	15,572
5.75% 3/15/23 (d)	5,000	5,288
		55,156
Telecommunications - 0.8%
Altice Financing SA:
6.5% 1/15/22 (d)	7,240	7,439
7.875% 12/15/19 (d)	4,000	4,265
Columbus International, Inc. 7.375% 3/30/21 (d)	14,535	15,407
DigitalGlobe, Inc. 5.25% 2/1/21 (d)	3,905	3,798
Intelsat Jackson Holdings SA 6.625% 12/15/22 (Reg. S)	20,000	21,050
Level 3 Financing, Inc. 3.8229% 1/15/18 (d)(e)	15,000	15,038
Sprint Capital Corp.:
6.875% 11/15/28	4,000	3,890
6.9% 5/1/19	5,000	5,300
Sprint Communications, Inc.:
6% 11/15/22	30,000	29,925
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Sprint Communications, Inc.: - continued
9% 11/15/18 (d)	$ 3,000	$ 3,529
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	3,000	3,092
		112,733
TOTAL NONCONVERTIBLE BONDS (Cost $970,187)		985,772
Common Stocks - 0.2%
	Shares
Broadcasting - 0.0%
Cumulus Media, Inc. Class A (a)	229,315	885
ION Media Networks, Inc. (a)	2,842	2,014
		2,899
Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,943	22,536
Electric Utilities - 0.0%
Calpine Corp. (a)	20,715	473
Homebuilders/Real Estate - 0.0%
Newhall Holding Co. LLC Class A (a)	289,870	617
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (a)	48,650	1,678
Paper - 0.0%
White Birch Cayman Holdings Ltd. (a)	12,570	0
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (a)(i)	13,699	21
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	34,287	569
TOTAL COMMON STOCKS (Cost $16,121)		28,793
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a) (Cost $0)	1,888,944	0
Money Market Funds - 4.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b) (Cost $581,719)	581,718,991	$ 581,719
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $14,618,414)		14,514,395
NET OTHER ASSETS (LIABILITIES) - 0.8%		110,911
NET ASSETS - 100%		$ 14,625,306
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $305,772,000 or 2.1% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g) The coupon rate will be determined upon settlement of the loan after period end.

(h) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $44,153,000 and $43,122,000, respectively.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$ 26
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,200
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,598	$ 885	$ -	$ 3,713
Financials	617	-	-	617
Materials	22,536	22,536	-	-
Telecommunication Services	569	569	-	-
Utilities	473	473	-	-
Bank Loan Obligations	12,918,111	-	12,850,315	67,796
Corporate Bonds	985,772	-	985,772	-
Other	-	-	-	-
Money Market Funds	581,719	581,719	-	-
Total Investments in Securities:	$ 14,514,395	$ 606,182	$ 13,836,087	$ 72,126
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.3%
Luxembourg	3.1%
Australia	2.5%
Netherlands	2.0%
United Kingdom	1.1%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $14,036,695)	$ 13,932,676
Fidelity Central Funds (cost $581,719)	581,719
Total Investments (cost $14,618,414)		$ 14,514,395
Cash		62,292
Receivable for investments sold		137,394
Receivable for fund shares sold		9,748
Interest receivable		58,716
Distributions receivable from Fidelity Central Funds		56
Prepaid expenses		49
Other receivables		1
Total assets		14,782,651

Liabilities
Payable for investments purchased	$ 109,248
Payable for fund shares redeemed	28,093
Distributions payable	10,158
Accrued management fee	6,908
Distribution and service plan fees payable	1,014
Other affiliated payables	1,795
Other payables and accrued expenses	129
Total liabilities		157,345

Net Assets		$ 14,625,306
Net Assets consist of:
Paid in capital		$ 14,631,284
Undistributed net investment income		67,963
Accumulated undistributed net realized gain (loss) on investments		30,078
Net unrealized appreciation (depreciation) on investments		(104,019)
Net Assets		$ 14,625,306

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,184,766 ÷ 120,281 shares)	$ 9.85

Maximum offering price per share (100/97.25 of $9.85)	$ 10.13
Class T: Net Asset Value and redemption price per share ($239,565 ÷ 24,357 shares)	$ 9.84

Maximum offering price per share (100/97.25 of $9.84)	$ 10.12
Class B: Net Asset Value and offering price per share ($16,933 ÷ 1,722 shares)A	$ 9.83

Class C: Net Asset Value and offering price per share ($834,841 ÷ 84,775 shares)A	$ 9.85

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($9,032,392 ÷ 918,257 shares)	$ 9.84

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,316,809 ÷ 337,463 shares)	$ 9.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 1,907
Interest		656,802
Income from Fidelity Central Funds		1,200
Total income		659,909

Expenses
Management fee	$ 89,463
Transfer agent fees	20,662
Distribution and service plan fees	13,935
Accounting fees and expenses	1,815
Custodian fees and expenses	194
Independent trustees' compensation	66
Registration fees	448
Audit	173
Legal	53
Miscellaneous	115
Total expenses before reductions	126,924
Expense reductions	(59)	126,865
Net investment income (loss)		533,044
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		33,692
Change in net unrealized appreciation (depreciation) on investment securities		(219,514)
Net gain (loss)		(185,822)
Net increase (decrease) in net assets resulting from operations		$ 347,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 533,044	$ 410,895
Net realized gain (loss)	33,692	72,218
Change in net unrealized appreciation (depreciation)	(219,514)	9,078
Net increase (decrease) in net assets resulting from operations	347,222	492,191
Distributions to shareholders from net investment income	(519,702)	(375,589)
Distributions to shareholders from net realized gain	(57,139)	(52,959)
Total distributions	(576,841)	(428,548)
Share transactions - net increase (decrease)	(610,631)	4,793,436
Redemption fees	671	916
Total increase (decrease) in net assets	(839,579)	4,857,995

Net Assets
Beginning of period	15,464,885	10,606,890
End of period (including undistributed net investment income of $67,963 and undistributed net investment income of $122,241, respectively)	$ 14,625,306	$ 15,464,885

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.99	$ 9.94	$ 9.73	$ 9.79	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.317	.310	.340	.317	.391
Net realized and unrealized gain (loss)	(.114)	.070	.195	(.080)	.425
Total from investment operations	.203	.380	.535	.237	.816
Distributions from net investment income	(.307)	(.282)	(.325)	(.298)	(.287)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.343)	(.331)	(.325)	(.298)	(.337)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.85	$ 9.99	$ 9.94	$ 9.73	$ 9.79
Total ReturnA, B	2.05%	3.89%	5.60%	2.46%	8.96%
Ratios to Average Net Assets D, F
Expenses before reductions	.98%	.99%	.99%	1.00%	1.03%
Expenses net of fee waivers, if any	.98%	.99%	.99%	1.00%	1.03%
Expenses net of all reductions	.98%	.99%	.99%	1.00%	1.03%
Net investment income (loss)	3.17%	3.11%	3.47%	3.25%	4.11%
Supplemental Data
Net assets, end of period (in millions)	$ 1,185	$ 1,681	$ 1,305	$ 1,587	$ 1,064
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 9.93	$ 9.72	$ 9.77	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.306	.299	.330	.312	.391
Net realized and unrealized gain (loss)	(.112)	.071	.195	(.070)	.416
Total from investment operations	.194	.370	.525	.242	.807
Distributions from net investment income	(.298)	(.272)	(.315)	(.293)	(.288)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.334)	(.321)	(.315)	(.293)	(.338)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.84	$ 9.98	$ 9.93	$ 9.72	$ 9.77
Total ReturnA, B	1.96%	3.79%	5.50%	2.51%	8.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.07%	1.09%	1.09%	1.05%	1.02%
Expenses net of fee waivers, if any	1.07%	1.09%	1.09%	1.05%	1.02%
Expenses net of all reductions	1.07%	1.09%	1.09%	1.05%	1.02%
Net investment income (loss)	3.08%	3.01%	3.37%	3.19%	4.12%
Supplemental Data
Net assets, end of period (in millions)	$ 240	$ 272	$ 241	$ 271	$ 242
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 9.93	$ 9.72	$ 9.77	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.264	.256	.288	.266	.341
Net realized and unrealized gain (loss)	(.123)	.071	.195	(.070)	.416
Total from investment operations	.141	.327	.483	.196	.757
Distributions from net investment income	(.255)	(.229)	(.273)	(.247)	(.238)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.291)	(.278)	(.273)	(.247)	(.288)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.83	$ 9.98	$ 9.93	$ 9.72	$ 9.77
Total ReturnA, B	1.42%	3.35%	5.05%	2.03%	8.30%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.52%	1.52%	1.52%	1.55%
Expenses net of fee waivers, if any	1.50%	1.52%	1.52%	1.52%	1.55%
Expenses net of all reductions	1.50%	1.52%	1.52%	1.52%	1.55%
Net investment income (loss)	2.64%	2.58%	2.94%	2.72%	3.59%
Supplemental Data
Net assets, end of period (in millions)	$ 17	$ 23	$ 24	$ 32	$ 43
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.99	$ 9.94	$ 9.73	$ 9.78	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.241	.235	.267	.244	.321
Net realized and unrealized gain (loss)	(.113)	.070	.195	(.070)	.415
Total from investment operations	.128	.305	.462	.174	.736
Distributions from net investment income	(.232)	(.207)	(.252)	(.225)	(.217)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.268)	(.256)	(.252)	(.225)	(.267)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.85	$ 9.99	$ 9.94	$ 9.73	$ 9.78
Total ReturnA, B	1.29%	3.11%	4.81%	1.80%	8.05%
Ratios to Average Net Assets D, F
Expenses before reductions	1.73%	1.74%	1.74%	1.74%	1.76%
Expenses net of fee waivers, if any	1.73%	1.74%	1.74%	1.74%	1.76%
Expenses net of all reductions	1.73%	1.74%	1.74%	1.74%	1.76%
Net investment income (loss)	2.41%	2.35%	2.72%	2.50%	3.38%
Supplemental Data
Net assets, end of period (in millions)	$ 835	$ 960	$ 806	$ 852	$ 622
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 9.93	$ 9.72	$ 9.77	$ 9.30
Income from Investment Operations
Net investment income (loss) B	.344	.337	.368	.345	.418
Net realized and unrealized gain (loss)	(.113)	.071	.195	(.070)	.417
Total from investment operations	.231	.408	.563	.275	.835
Distributions from net investment income	(.335)	(.310)	(.353)	(.326)	(.316)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.371)	(.359)	(.353)	(.326)	(.366)
Redemption fees added to paid in capital B	- F	.001	- F	.001	.001
Net asset value, end of period	$ 9.84	$ 9.98	$ 9.93	$ 9.72	$ 9.77
Total ReturnA	2.34%	4.19%	5.91%	2.86%	9.18%
Ratios to Average Net Assets C, E
Expenses before reductions	.69%	.70%	.71%	.71%	.73%
Expenses net of fee waivers, if any	.69%	.70%	.71%	.71%	.73%
Expenses net of all reductions	.69%	.70%	.71%	.71%	.73%
Net investment income (loss)	3.45%	3.39%	3.75%	3.53%	4.41%
Supplemental Data
Net assets, end of period (in millions)	$ 9,032	$ 8,882	$ 5,720	$ 5,399	$ 3,566
Portfolio turnover rateD	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 9.92	$ 9.71	$ 9.77	$ 9.29
Income from Investment Operations
Net investment income (loss) B	.339	.332	.363	.341	.415
Net realized and unrealized gain (loss)	(.113)	.071	.196	(.079)	.427
Total from investment operations	.226	.403	.559	.262	.842
Distributions from net investment income	(.330)	(.305)	(.349)	(.323)	(.313)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.366)	(.354)	(.349)	(.323)	(.363)
Redemption fees added to paid in capital B	- F	.001	- F	.001	.001
Net asset value, end of period	$ 9.83	$ 9.97	$ 9.92	$ 9.71	$ 9.77
Total ReturnA	2.29%	4.15%	5.87%	2.72%	9.27%
Ratios to Average Net Assets C, E
Expenses before reductions	.74%	.75%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.74%	.75%	.75%	.75%	.76%
Expenses net of all reductions	.74%	.75%	.75%	.75%	.76%
Net investment income (loss)	3.40%	3.34%	3.71%	3.50%	4.38%
Supplemental Data
Net assets, end of period (in millions)	$ 3,317	$ 3,646	$ 2,510	$ 1,992	$ 1,138
Portfolio turnover rateD	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 113,253
Gross unrealized depreciation	(175,816)
Net unrealized appreciation (depreciation) on securities	$ (62,563)

Tax Cost	$ 14,576,958

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,256
Undistributed long-term capital gain	$ 30,329
Net unrealized appreciation (depreciation) on securities and other investments	$ (62,562)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 576,841	$ 428,548

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

Purchases and Sales of Investments. Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $8,114,227 and $8,057,054, respectively.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,857	$ 158
Class T	-%	.25%	659	2
Class B	.55%	.15%	142	112
Class C	.75%	.25%	9,277	1,498
			$ 13,935	$ 1,770

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 3.50% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 79
Class T	12
Class B*	22
Class C*	104
$ 217

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 2,252.15
Class T	626.24
Class B	45.22
Class C	1,372.15
Fidelity Floating Rate High Income Fund	10,472.11
Institutional Class	5,895.16
	$ 20,662

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $53.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $6.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 47,339	$ 41,401
Class T	7,875	7,141
Class B	519	529
Class C	21,575	18,030
Fidelity Floating Rate High Income Fund	321,211	214,851
Institutional Class	121,183	93,637
Total	$ 519,702	$ 375,589
From net realized gain
Class A	$ 6,085	$ 6,467
Class T	983	1,176
Class B	81	117
Class C	3,472	3,997
Fidelity Floating Rate High Income Fund	33,019	28,516
Institutional Class	13,499	12,686
Total	$ 57,139	$ 52,959

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	32,788	75,563	$ 327,152	$ 753,535
Reinvestment of distributions	4,526	3,658	45,087	36,455
Shares redeemed	(85,268)	(42,208)	(849,518)	(421,018)
Net increase (decrease)	(47,954)	37,013	$ (477,279)	$ 368,972
Class T
Shares sold	3,546	10,009	$ 35,348	$ 99,597
Reinvestment of distributions	806	727	8,018	7,232
Shares redeemed	(7,285)	(7,688)	(72,473)	(76,547)
Net increase (decrease)	(2,933)	3,048	$ (29,107)	$ 30,282
Class B
Shares sold	199	663	$ 1,993	$ 6,596
Reinvestment of distributions	50	50	494	495
Shares redeemed	(838)	(851)	(8,343)	(8,474)
Net increase (decrease)	(589)	(138)	$ (5,856)	$ (1,383)

Annual Report

8. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class C
Shares sold	12,315	30,392	$ 122,843	$ 303,076
Reinvestment of distributions	1,906	1,609	18,981	16,022
Shares redeemed	(25,513)	(17,011)	(254,028)	(169,644)
Net increase (decrease)	(11,292)	14,990	$ (112,204)	$ 149,454
Fidelity Floating Rate High Income Fund
Shares sold	320,632	483,346	$ 3,194,510	$ 4,812,772
Reinvestment of distributions	29,181	20,114	290,182	200,158
Shares redeemed	(321,413)	(189,555)	(3,193,979)	(1,887,500)
Net increase (decrease)	28,400	313,905	$ 290,713	$ 3,125,430
Institutional Class
Shares sold	123,632	203,411	$ 1,230,573	$ 2,024,367
Reinvestment of distributions	7,408	5,909	73,620	58,759
Shares redeemed	(159,132)	(96,688)	(1,581,091)	(962,445)
Net increase (decrease)	(28,092)	112,632	$ (276,898)	$ 1,120,681

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Floating Rate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Fidelity Floating Rate High Income Fund	12/08/14	12/05/14	$0.04

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $30,329,073, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $349,385,772 of distributions paid during the period January 1, 2014 to October 31, 2014 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Institutional Class, and the retail class ranked below its competitive median for 2013, the total expense ratio of Class C ranked equal to its competitive median for 2013, and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FHI-UANN-1214
1.784743.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Floating Rate High Income

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	2.29%	4.83%	4.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Floating-rate bank loans generated a positive return for the 12 months ending October 31, 2014, but performance weakened in the period's latter months amid outflows from retail mutual funds. For the year, the S&P®/LSTA Leveraged Performing Loan Index rose 3.43%, modestly underperforming the broad investment-grade fixed-income market, as measured by the 4.14% return of the Barclays® U.S. Aggregate Bond Index, but trailing the 5.85% gain of The BofA Merrill LynchSM US High Yield Constrained Index by a greater margin. Within the S&P/LSTA index, B-rated and CCC-rated loans were the best performers, partly fueled by demand from collateralized loan obligations (CLOs) - structured investment vehicles in which business loans are pooled to create a diversified income stream. CLOs prefer to buy B-rated loans because their higher yields enable CLOs to more easily meet their funding costs and overall return objectives. CCC-rated loans benefited from increased investor demand for second-lien loans, which offer higher yields than first-lien loans, given their subordinated position. Meanwhile, loans issued by the largest issuers within the index, many of which are rated BB, tended to underperform due to their comparatively lower yields. From an industry perspective, the best-performing groups were utilities and publishing, whereas food service, nonferrous metals/mining and air transport were among the weakest performers.

Comments from Eric Mollenhauer, Portfolio Manager of Fidelity Advisor® Floating Rate High Income Fund: For the year, the fund's Institutional Class shares rose 2.29%, trailing the S&P®/LSTA Leveraged Performing Loan Index. Relative to the index, our more-conservative positioning kept the fund underweighted in the better-performing B-rated and CCC-rated areas of the market. Additionally, our positions in loans from some of the largest issuers - which we tend to hold given the fund's large asset base - hampered performance versus the benchmark, as did our 5% average cash stake. In terms of individual holdings, an underweighting in distressed Texas electric utility TXU Energy - the retail subsidiary of Energy Future Holdings - was the biggest relative detractor. Walter Energy, which produces and exports coal used in steel production, slightly detracted. On the plus side, steering clear of index components Education Management Group, a provider of higher-education programs for working adults, and Weight Watchers International, which offers weight-loss services, proved advantageous. Not holding children's clothing retailer and index member Gymboree also was slightly additive to performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	.96%
Actual		$ 1,000.00	$ 1,005.00	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class T	1.06%
Actual		$ 1,000.00	$ 1,004.60	$ 5.36
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class B	1.48%
Actual		$ 1,000.00	$ 1,001.40	$ 7.47
HypotheticalA		$ 1,000.00	$ 1,017.74	$ 7.53
Class C	1.71%
Actual		$ 1,000.00	$ 1,001.30	$ 8.63
HypotheticalA		$ 1,000.00	$ 1,016.59	$ 8.69
Fidelity Floating Rate High Income Fund	.68%
Actual		$ 1,000.00	$ 1,006.50	$ 3.44
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47
Institutional Class	.73%
Actual		$ 1,000.00	$ 1,006.20	$ 3.69
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA Holdings, Inc.	3.0	3.2
H.J. Heinz Co.	2.6	2.6
Community Health Systems, Inc.	2.6	2.7
Albertson's LLC	1.9	0.2
Fortescue Metals Group Ltd.	1.9	1.7
	12.0
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	10.1	10.9
Healthcare	9.8	11.9
Energy	6.7	4.6
Gaming	6.5	5.8
Telecommunications	6.4	6.5
Quality Diversification (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
BBB 5.1%	BBB 5.9%
BB 43.0%	BB 38.8%
B 40.7%	B 42.5%
CCC,CC,C 2.5%	CCC,CC,C 2.8%
D 0.0%	D 0.0%†
Not Rated 3.7%	Not Rated 4.7%
Equities 0.2%	Equities 0.2%
Short-Term Investments and Net Other Assets 4.8%	Short-Term Investments and Net Other Assets 5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

† Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
As of October 31, 2014*		As of April 30, 2014**
	Bank Loan Obligations 88.3%		Bank Loan Obligations 87.8%
	Nonconvertible Bonds 6.7%		Nonconvertible Bonds 6.9%
	Common Stocks 0.2%		Common Stocks 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 4.8%		Short-Term Investments and Net Other Assets (Liabilities) 5.1%
* Foreign investments	11.7%	** Foreign investments	10.5%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Bank Loan Obligations (f) - 88.3%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.1%
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (e)	$ 17,631	$ 17,499
TransDigm, Inc. Tranche C, term loan 3.75% 2/28/20 (e)	144,149	141,627
		159,126
Air Transportation - 0.1%
U.S. Airways, Inc. Tranche B 2LN, term loan 3% 11/23/16 (e)	14,750	14,529
Automotive - 1.6%
Chrysler Group LLC:
term loan 3.25% 12/31/18 (e)	53,730	53,193
Tranche B, term loan 3.5% 5/24/17 (e)	81,245	80,737
Federal-Mogul Corp. Tranche C, term loan 4.75% 4/15/21 (e)	9,975	9,913
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (e)	16,879	16,689
Tranche 2LN, term loan 10% 11/27/21 (e)	24,370	24,096
The Gates Corp. Tranche B 1LN, term loan 4.25% 7/3/21 (e)	20,000	19,800
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (e)	26,612	26,312
		230,740
Broadcasting - 2.3%
Clear Channel Capital I LLC Tranche B, term loan 3.804% 1/29/16 (e)	38,701	38,459
Clear Channel Communications, Inc. Tranche D, term loan 6.904% 1/30/19 (e)	68,720	64,855
ION Media Networks, Inc. Tranche B, term loan 5% 12/18/20 (e)	28,783	28,783
Nielsen Finance LLC Tranche B 2LN, term loan 3.1525% 4/15/21 (e)	69,625	69,538
TWCC Holding Corp. term loan 3.5% 2/11/17 (e)	56,020	55,152
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (e)	81,602	80,718
		337,505
Building Materials - 0.4%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 4/16/20 (e)	34,733	33,923
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Building Materials - continued
Armstrong World Industries, Inc. Tranche B, term loan 3.5% 3/15/20 (e)	$ 23,590	$ 23,295
Ply Gem Industries, Inc. Tranche B, term loan 4% 2/1/21 (e)	7,060	6,918
		64,136
Cable TV - 4.4%
Atlantic Broad Tranche B, term loan 3.25% 11/30/19 (e)	19,952	19,729
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (e)	106,928	105,324
Charter Communications Operating LLC:
Tranche E, term loan 3% 7/1/20 (e)	48,716	47,985
Tranche F, term loan 3% 1/3/21 (e)	94,232	91,523
CSC Holdings LLC Tranche B, term loan 2.654% 4/17/20 (e)	68,595	67,140
Liberty Cablevision of Puerto Rico Tranche 1LN, term loan 4.5% 1/7/22 (e)	14,000	13,895
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (e)	47,013	47,079
Tranche B 2LN, term loan 4.5% 5/8/20 (e)	40,672	40,730
UPC Broadband Holding BV Tranche AH, term loan 3.25% 6/30/21 (e)	34,000	33,193
Virgin Media Finance PLC Tranche B, term loan 3.5% 6/7/20 (e)	55,000	53,969
WideOpenWest Finance LLC Tranche B, term loan 4.75% 4/1/19 (e)	29,513	29,439
Ziggo B.V.:
Tranche B 1LN, term loan:
3.25% 1/15/22 (e)	35,286	34,403
3.25% 1/15/22 (e)	2,063	2,011
Tranche B 2LN, term loan:
1/15/22 (g)(h)	1,934	1,886
3.25% 1/15/22 (e)	22,134	21,581
Tranche B 3LN, term loan 1/15/22 (g)(h)	39,583	38,594
		648,481
Capital Goods - 0.7%
Doncasters PLC Tranche B 2LN, term loan 9.5% 10/9/20 (e)	7,374	7,355
Doosan Infracore, Inc. Tranche B, term loan 4.5% 5/28/21 (e)	38,723	38,723
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Capital Goods - continued
SRAM LLC. Tranche B, term loan 4.0182% 4/10/20 (e)	$ 37,335	$ 36,588
Utex Industries, Inc. Tranche B 1LN, term loan 5% 5/22/21 (e)	14,828	14,680
		97,346
Chemicals - 0.9%
Arizona Chem U.S., Inc.:
Tranche 2LN, term loan 7.5% 6/12/22 (e)	6,605	6,597
Tranche B 1LN, term loan 4.5% 6/12/21 (e)	20,214	20,138
MacDermid, Inc. Tranche B 1LN, term loan 4% 6/7/20 (e)	34,356	33,583
Styrolution U.S. Holding LLC Tranche B 1LN, term loan 10/31/19 (g)	20,000	19,792
Tata Chemicals North America, Inc. Tranche B, term loan 3.75% 8/9/20 (e)	12,838	12,613
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (e)	41,200	40,376
		133,099
Consumer Products - 0.8%
Kate Spade & Co. Tranche B, term loan 4% 4/10/21 (e)	17,920	17,427
Revlon Consumer Products Corp.:
term loan 4% 8/19/19 (e)	30,768	30,383
Tranche B, term loan 3.25% 11/19/17 (e)	13,500	13,314
Sun Products Corp. Tranche B, term loan 5.5% 3/23/20 (e)	15,021	13,444
Tempur Sealy International, Inc. Tranche B, term loan 3.5% 3/18/20 (e)	15,555	15,361
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (e)	32,657	32,113
		122,042
Containers - 2.0%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (e)	55,352	54,868
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (e)	14,925	14,552
Berry Plastics Group, Inc. term loan 3.5% 2/8/20 (e)	99,575	96,588
BWAY Holding Co. Tranche B, term loan 5.5% 8/14/20 (e)	19,950	20,050
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (e)	8,800	8,690
Multi Packaging Solutions, Inc. term loan 4.25% 9/30/20 (e)	4,347	4,281
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Containers - continued
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4% 12/1/18 (e)	$ 87,652	$ 86,338
Tricorbraun, Inc. Tranche B, term loan 4% 5/3/18 (e)	3,804	3,745
		289,112
Diversified Financial Services - 2.4%
AlixPartners LLP Tranche B 2LN, term loan 4% 7/10/20 (e)	19,750	19,437
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (e)	51,095	50,797
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (e)	14,920	14,845
Fly Funding II Sarl Tranche B, term loan 4.5% 8/9/19 (e)	14,529	14,529
Flying Fortress, Inc. term loan 3.5% 6/30/17 (e)	97,833	97,471
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (e)	13,737	13,479
Home Loan Servicing Solutions Ltd. Tranche B, term loan 4.5% 6/27/20 (e)	14,566	13,692
IBC Capital U.S. LLC Tranche B 1LN, term loan 4.75% 9/11/21 (e)	25,000	24,875
LPL Holdings, Inc. Tranche B, term loan 3.25% 3/29/19 (e)	32,680	32,233
TransUnion LLC Tranche B, term loan 4% 4/9/21 (e)	72,113	71,166
		352,524
Diversified Media - 0.5%
Advanstar Communications, Inc. Tranche B 1LN, term loan 5.5% 4/29/19 (e)	8,373	8,362
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (e)	18,361	18,315
WMG Acquisition Corp. term loan 3.75% 7/1/20 (e)	50,440	48,422
		75,099
Electric Utilities - 5.6%
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
2.3821% 8/13/18 (e)(h)	3,030	3,045
6.375% 8/13/19 (e)	45,849	46,078
Calpine Construction Finance Co. LP:
Tranche B 1LN, term loan 3% 5/3/20 (e)	84,698	82,051
Tranche B 2LN, term loan 3.25% 1/31/22 (e)	54,052	52,498
Calpine Corp.:
Tranche B 2LN, term loan 4% 4/1/18 (e)	11,654	11,596
Tranche B 3LN, term loan 4% 10/9/19 (e)	29,412	29,118
Tranche B, term loan 4% 4/1/18 (e)	107,816	107,277
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - continued
Dynegy, Inc. Tranche B 2LN, term loan 4% 4/23/20 (e)	$ 25,636	$ 25,475
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (e)	79,884	79,684
EquiPower Resources Holdings LLC:
Tranche B 1LN, term loan 4.25% 12/21/18 (e)	13,687	13,602
Tranche C, term loan 4.25% 12/31/19 (e)	32,048	31,848
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (e)	15,949	15,949
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (e)	45,000	45,000
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (e)	10,500	10,290
InterGen NV Tranche B, term loan 5.5% 6/13/20 (e)	33,493	33,409
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (e)	63,751	63,273
NRG Energy, Inc. Tranche B, term loan 2.75% 7/1/18 (e)	41,672	40,994
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (e)	7,357	7,320
Southcross Holdings Borrower LP Tranche B, term loan 6% 8/4/21 (e)	13,381	13,181
Star West Generation LLC Tranche B, term loan 4.25% 3/13/20 (e)	22,176	21,954
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (e)	13,378	12,743
TXU Energy LLC Tranche B, term loan:
4.6469% 10/10/17 (c)(e)	66,622	48,384
4.6469% 10/10/14 (c)(e)	10,052	7,300
USIC Holdings, Inc. Tranche B, term loan 4% 7/10/20 (e)	16,294	16,029
		818,098
Energy - 6.0%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (e)	8,733	8,821
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (e)	24,065	23,915
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (e)	30,923	29,624
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (e)	29,526	29,416
Tranche C, term loan 5.25% 3/14/21 (e)	2,070	2,063
EP Energy LLC term loan 4.5% 4/30/19 (e)	1,500	1,478
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (e)	42,333	41,593
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (e)	$ 15,289	$ 15,442
Expro Finservices S.a.r.l. Tranche B, term loan 5.75% 9/2/21 (e)	52,000	50,895
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (e)	140,755	135,477
Tranche B 1LN, term loan 3.875% 9/30/18 (e)	39,625	38,634
Floatel International Ltd. Tranche B, term loan 6% 6/27/20 (e)	37,198	35,989
GIM Channelview Cogeneration LLC Tranche B, term loan 4.25% 5/8/20 (e)	11,845	11,831
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (e)	13,000	13,179
MRC Global, Inc. Tranche B, term loan 5% 11/9/19 (e)	44,525	44,583
Northeast Wind Capital II, LLC Tranche B, term loan 5% 11/14/20 (e)	14,051	14,051
Offshore Group Investment Ltd. Tranche B, term loan 5% 10/25/17 (e)	15,785	14,522
Overseas Shipholding Group, Inc. Tranche B, term loan:
5.25% 8/5/19 (e)	15,845	15,746
5.75% 8/5/19 (e)	11,641	11,554
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (e)	24,347	23,251
Panda Sherman Power, LLC term loan 9% 9/14/18 (e)	19,956	20,256
Panda Temple Power, LLC term loan 7.25% 4/3/19 (e)	11,000	11,179
Ruby Western Pipeline Holdings LLC Tranche B, term loan 3.5% 3/27/20 (e)	28,599	28,456
Samson Investment Co. Tranche B 2LN, term loan 5% 9/25/18 (e)	20,800	19,136
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (e)	60,873	57,441
Sheridan Investment Partners I term loan 4.25% 12/16/20 (e)	44,963	42,827
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 4.25% 10/1/19 (e)	20,181	19,374
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (e)	6,255	5,958
Tranche M, term loan 4.25% 12/16/20 (e)	2,333	2,222
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (e)	67,020	67,355
Vantage Drilling Co. Tranche B, term loan 5.75% 3/28/19 (e)	14,775	13,076
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (e)	26,157	25,896
		875,240
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Entertainment/Film - 0.9%
AMC Entertainment, Inc. Tranche B, term loan 3.5% 4/30/20 (e)	$ 24,637	$ 24,268
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (e)	26,660	26,093
Digital Cinema Implementation Partners, LLC Tranche B, term loan 3.25% 5/17/21 (e)	40,965	40,248
Live Nation Entertainment, Inc. Tranche B, term loan 3.5% 8/16/20 (e)	14,273	14,202
William Morris Endeavor Entertainment, LLC. Tranche B 1LN, term loan 5.25% 5/6/21 (e)	29,913	29,464
		134,275
Environmental - 0.8%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (e)	25,370	24,806
Tervita Corp. Tranche B 1LN, term loan 6.25% 5/15/18 (e)	24,642	23,841
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (e)	5,690	5,548
Tranche B 1LN, term loan 4% 12/18/20 (e)	51,492	50,720
WTG Holdings III Corp. Tranche B 1LN, term loan 4.75% 1/15/21 (e)	10,918	10,822
		115,737
Food & Drug Retail - 3.2%
Albertson's LLC:
Tranche B 3LN, term loan 4% 8/25/19 (e)	63,000	62,685
Tranche B 4LN, term loan:
4.5% 8/25/21 (e)	200,000	200,000
4.5% 8/25/21 (e)	19,920	19,920
Ferrara Candy Co., Inc. Tranche B, term loan 7.5% 6/18/18 (e)	23,462	22,406
Mallinckrodt International Finance S.A. Tranche B 1LN, term loan 3.5% 3/19/21 (e)	30,945	30,636
Performance Food Group, Inc. Tranche 2LN, term loan 6.25% 11/14/19 (e)	7,306	7,269
PRA Holdings, Inc. Tranche B, term loan 4.5% 9/23/20 (e)	17,780	17,536
Rite Aid Corp.:
Tranche 2 LN2, term loan 4.875% 6/21/21 (e)	25,210	25,178
Tranche 2LN, term loan 5.75% 8/21/20 (e)	9,080	9,137
Tranche B 7LN, term loan 3.5% 2/21/20 (e)	37,896	37,422
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Food & Drug Retail - continued
Sprouts Farmers Market LLC Tranche B, term loan 4% 4/23/20 (e)	$ 19,193	$ 19,049
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (e)	14,710	14,434
		465,672
Food/Beverage/Tobacco - 3.8%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (e)	3,000	2,966
Arysta Lifescience SPC LLC:
Tranche B 1LN, term loan 4.5% 5/29/20 (e)	36,470	36,333
Tranche B 2LN, term loan 8.25% 11/30/20 (e)	25,000	25,188
Big Heart Pet Brands Tranche B LN, term loan 3.5% 3/8/20 (e)	49,750	48,009
Flavors Holdings, Inc. Tranche B 1LN, term loan 6.75% 4/3/20 (e)	6,000	5,775
H.J. Heinz Co.:
Tranche B 1LN, term loan 3.25% 6/7/19 (e)	19,700	19,503
Tranche B 2LN, term loan 3.5% 6/7/20 (e)	367,041	363,354
JBS U.S.A. LLC Tranche B, term loan 3.75% 5/25/18 (e)	19,242	19,049
OSI Restaurant Partners LLC Tranche B, term loan 3.5% 10/26/19 (e)	9,154	9,039
Post Holdings, Inc. Tranche B, term loan 3.75% 6/2/21 (e)	18,150	18,081
		547,297
Gaming - 6.4%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (e)	40,000	39,750
Bally Technologies, Inc. Tranche B, term loan 4.25% 11/25/20 (e)	22,172	22,033
Boyd Gaming Corp. Tranche B, term loan 4% 8/14/20 (e)	25,433	25,051
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (e)	211,686	201,631
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (e)	146,238	137,830
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (e)	50,332	49,955
Golden Nugget, Inc. Tranche B, term loan:
5.5% 11/21/19 (e)	46,006	46,236
5.5% 11/21/19 (e)	19,717	19,816
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (e)	7,301	7,520
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (e)	$ 49,575	$ 49,389
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (e)	98,936	97,828
Mohegan Tribal Gaming Authority Tranche B, term loan 5.5% 11/19/19 (e)	29,621	28,733
Pinnacle Entertainment, Inc. Tranche B 2LN, term loan 3.75% 8/13/20 (e)	20,586	20,175
Scientific Games Corp.:
Tranch B 2LN, term loan 6% 10/21/21 (e)	68,000	66,558
Tranche B, term loan 4.25% 10/18/20 (e)	95,435	93,288
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (e)	16,215	16,012
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (e)	13,951	12,137
		933,942
Healthcare - 9.4%
Alkermes, Inc. term loan 3.5% 9/25/19 (e)	13,505	13,302
AmSurg Corp. Tranche B, term loan 3.75% 7/16/21 (e)	22,294	22,183
Community Health Systems, Inc.:
Tranche D, term loan 4.25% 1/27/21 (e)	323,223	323,223
Tranche E, term loan 3.4846% 1/25/17 (e)	47,336	46,981
DaVita HealthCare Partners, Inc. Tranche B, term loan 3.5% 6/24/21 (e)	70,324	69,621
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (e)	73,014	73,562
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (e)	28,494	28,273
Grifols, S.A. Tranche B, term loan 3.154% 2/27/21 (e)	44,755	44,196
HCA Holdings, Inc.:
Tranche A 4LN, term loan 2.654% 2/2/16 (e)	271,316	270,312
Tranche B 4LN, term loan 2.9831% 5/1/18 (e)	35,690	35,557
Tranche B 5LN, term loan 2.904% 3/31/17 (e)	116,356	115,925
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (e)	35,959	34,700
IASIS Healthcare LLC Tranche B 2LN, term loan 4.5% 5/3/18 (e)	34,388	34,346
Millennium Labs, LLC Tranche B, term loan 5.25% 4/16/21 (e)	23,242	23,242
MPH Acquisition Holdings LLC Tranche B, term loan 4% 3/31/21 (e)	52,368	51,386
National Mentor Holdings, Inc. Tranche B, term loan 4.75% 1/31/21 (e)	12,848	12,735
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Polymer Group, Inc. Tranche B, term loan 5.25% 12/19/19 (e)	$ 19,858	$ 19,758
Quintiles Transnational Corp. Tranche B 3LN, term loan 3.75% 6/8/18 (e)	24,938	24,813
Skilled Healthcare Group, Inc. term loan 7% 4/9/16 (e)	16,317	16,276
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 5.25% 7/24/20 (e)	7,685	7,666
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (e)	5,545	5,559
Tranche B 2LN, term loan 4.25% 7/3/19 (e)	29,913	29,651
Valeant Pharmaceuticals International:
Tranche BC 2LN, term loan 3.5% 12/11/19 (e)	26,437	26,238
Tranche BD 2LN, term loan 3.5% 2/13/19 (e)	44,598	44,319
		1,373,824
Homebuilders/Real Estate - 0.7%
CBRE Group, Inc. Tranche B, term loan 2.9025% 3/28/21 (e)	14,917	14,805
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (e)	1,551	1,519
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (e)	89,232	88,786
		105,110
Hotels - 3.5%
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (e)	15,420	15,459
Tranche B 1LN, term loan 3.5% 6/27/20 (e)	50,883	50,437
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (e)	266,974	264,171
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (e)	124,714	123,779
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (e)	40,106	39,505
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.75% 1/15/21 (e)	11,357	11,257
		504,608
Insurance - 0.2%
CNO Financial Group, Inc. Tranche B 2LN, term loan 3.75% 9/28/18 (e)	11,784	11,828
HUB International Ltd. Tranche B 1LN, term loan 4.25% 10/2/20 (e)	17,413	17,195
		29,023
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Leisure - 0.8%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (e)	$ 33,651	$ 33,567
ClubCorp Club Operations, Inc. Tranche B, term loan 4.5% 7/24/20 (e)	23,912	23,702
Planet Fitness Holdings, LLC. Tranche B, term loan 4.75% 3/31/21 (e)	19,651	19,651
SeaWorld Parks & Entertainment, Inc. Tranche B 2LN, term loan 3% 5/14/20 (e)	40,417	38,801
Seminole Hard Rock Entertainment, Inc. Tranche B, term loan 3.5% 5/14/20 (e)	5,409	5,301
		121,022
Metals/Mining - 4.4%
Alpha Natural Resources, Inc. Tranche B, term loan 3.5% 5/22/20 (e)	4,373	3,717
American Rock Salt Co. LLC:
Tranche 2LN, term loan 8% 5/20/22 (e)	3,000	3,008
Tranche B 1LN, term loan 4.75% 5/20/21 (e)	16,958	16,788
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (e)	7,519	7,456
Tranche B 2LN, term loan 8.75% 12/19/20 (e)	3,000	2,985
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (e)	28,356	27,647
Fairmount Minerals Ltd. Tranche B 2LN, term loan 4.5% 9/5/19 (e)	21,495	21,388
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (e)	278,078	271,126
Murray Energy Corp. Tranche B 1LN, term loan 5.25% 12/5/19 (e)	45,551	45,323
Novelis, Inc. Tranche B, term loan 3.75% 3/10/17 (e)	34,878	34,574
Oxbow Carbon LLC:
Tranche 2LN, term loan 8% 1/19/20 (e)	20,000	19,500
Tranche B 1LN, term loan 4.25% 7/19/19 (e)	12,038	11,827
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (e)	60,831	58,550
U.S. Silica Co. Tranche B, term loan 4% 7/23/20 (e)	24,154	23,792
Walter Energy, Inc. Tranche B, term loan 7.25% 4/1/18 (e)	109,526	94,466
		642,147
Paper - 0.0%
Bear Island Paper Co. LLC Tranche B 2LN, term loan 14% 9/13/17 (e)	234	234
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Publishing/Printing - 1.3%
Cengage Learning Acquisitions, Inc. Tranche 1LN, term loan 7% 3/31/20 (e)	$ 50,158	$ 50,283
Dex Media East LLC term loan 6% 12/31/16 (e)	5,326	4,314
Dex Media West LLC/Dex Media West Finance Co. term loan 8% 12/31/16 (e)	1,239	1,128
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	97,460	90,760
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4.25% 5/22/18 (e)	19,759	19,660
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 5.75% 3/22/19 (e)	16,015	16,056
Newsday LLC Tranche A, term loan 3.654% 10/12/16 (e)	9,815	9,742
		191,943
Restaurants - 0.9%
Burger King Worldwide, Inc. Tranche B, term loan 4.5% 10/27/21 (e)	35,000	34,869
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (e)	54,801	53,431
Focus Brands, Inc. Trancher B 1LN, term loan 4.25% 2/21/18 (e)	4,556	4,499
Landry's Restaurants, Inc. Tranche B, term loan 4% 4/24/18 (e)	8,989	8,958
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (e)	28,815	28,743
		130,500
Services - 4.0%
ARAMARK Corp.:
Credit-Linked Deposit 3.6525% 7/26/16 (e)	3,579	3,538
Tranche F, term loan 3.25% 2/24/21 (e)	74,625	73,879
3.6525% 7/26/16 (e)	4,666	4,631
Avis Budget Group, Inc. Tranche B, term loan 3% 3/15/19 (e)	9,775	9,653
Bright Horizons Family Solutions, Inc. Tranche B, term loan 3.7501% 1/30/20 (e)	23,207	22,772
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (e)	23,500	23,059
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (e)	50,746	50,188
EFS Cogen Holdings I LLC Tranche B, term loan 3.75% 12/17/20 (e)	18,015	17,790
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Services - continued
Filtration Group Corp. Tranche 2LN, term loan 8.25% 11/21/21 (e)	$ 3,860	$ 3,826
Hertz Corp.:
Tranche B 2LN, term loan 3% 3/11/18 (e)	62,354	60,757
Tranche B, term loan 3.75% 3/11/18 (e)	22,517	22,235
Karman Buyer Corp.:
term loan 3.75% 7/25/21 (e)(h)	769	761
Tranche 1LN, term loan 4.25% 7/25/21 (e)	23,076	22,817
Tranche 2LN, term loan 7.5% 7/25/22 (e)	11,490	11,433
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (e)	159,610	154,024
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (e)	47,743	46,728
Nord Anglia Education Tranche B, term loan 4.5% 3/31/21 (e)	14,439	14,367
Redtop Acquisitions Ltd.:
Tranche 2LN, term loan 8.25% 6/3/21 (e)	4,963	4,987
Tranche B 1LN, term loan 4.5% 12/3/20 (e)	5,962	5,962
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (e)	35,000	34,738
		588,145
Shipping - 0.3%
Harvey Gulf International Tranche B, term loan 5.5% 6/18/20 (e)	22,101	20,885
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (e)	27,294	26,748
		47,633
Super Retail - 3.3%
Academy Ltd. Tranche B, term loan 4.5% 8/3/18 (e)	21,979	21,897
Bass Pro Group LLC Tranche B, term loan 3.75% 11/20/19 (e)	24,161	23,919
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (e)	20,110	20,089
Tranche B 1LN, term loan 4.5% 9/26/19 (e)	62,493	61,812
Burlington Coat Factory Warehouse Corp. Tranche B, term loan 4.25% 8/13/21 (e)	24,938	24,782
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (e)	52,858	51,536
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (e)	59,859	57,543
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (e)	17,666	17,268
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Super Retail - continued
JC Penney Corp., Inc. Tranche B, term loan: - continued
6% 5/22/18 (e)	$ 82,629	$ 81,699
PETCO Animal Supplies, Inc. term loan 4% 11/24/17 (e)	35,156	34,804
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (e)	72,000	69,840
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	7,416	6,971
The Hillman Group, Inc. Tranche B, term loan 4.5% 6/30/21 (e)	13,127	13,029
		485,189
Technology - 9.7%
Activision Blizzard, Inc. Tranche B, term loan 3.25% 10/11/20 (e)	112,210	112,210
Applied Systems, Inc.:
Tranche B 1LN, term loan 4.25% 1/23/21 (e)	14,183	13,935
Tranche B 2LN, term loan 7.5% 1/23/22 (e)	3,630	3,621
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (e)	54,626	54,428
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (e)	19,356	18,896
5% 9/10/20 (e)	150,648	148,012
Carros U.S., LLC Tranche B, term loan 4.5% 9/30/21 (e)	15,585	15,566
CompuCom Systems, Inc. Tranche B, term loan 4.25% 5/9/20 (e)	27,689	26,166
Computer Discount Warehouse (CDW) LLC, Tranche B, term loan 3.25% 4/29/20 (e)	56,918	55,495
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (e)	214,945	215,224
Fibertech Networks, LLC Tranche B 1LN, term loan 4% 12/18/19 (e)	17,919	17,627
First Data Corp.:
term loan 3.653% 3/24/17 (e)	83,529	82,068
Tranche B, term loan:
3.653% 3/24/18 (e)	80,000	78,600
3.653% 9/24/18 (e)	40,000	39,300
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (e)	52,974	52,245
Generac Power Systems, Inc. Tranche B, term loan 3.25% 5/31/20 (e)	64,994	63,531
Genesys Telecommunications Laboratories, Inc. Tranche B, term loan 4.5% 11/13/20 (e)	5,032	5,007
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
GXS Group, Inc. Tranche B, term loan 3.25% 1/16/21 (e)	$ 16,873	$ 16,619
Infor U.S., Inc.:
Tranche B 3LN, term loan 3.75% 6/3/20 (e)	24,201	23,838
Tranche B 5LN, term loan 3.75% 6/3/20 (e)	57,427	56,566
Information Resources, Inc. Tranche B, term loan 4.75% 9/30/20 (e)	16,139	16,139
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (e)	29,845	30,591
Tranche B 1LN, term loan 4.5% 10/30/19 (e)	41,606	41,450
Nuance Communications, Inc. Tranche C, term loan 2.91% 8/7/19 (e)	28,460	27,748
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (e)	24,378	23,951
Tranche 2LN, term loan 8% 4/9/22 (e)	11,500	11,213
Sophia L.P. Tranche B 1LN, term loan 4% 7/19/18 (e)	7,176	7,104
SunGard Data Systems, Inc.:
Tranche C, term loan 3.9061% 2/28/17 (e)	32,706	32,542
Tranche E, term loan 4% 3/8/20 (e)	44,917	44,748
Syniverse Holdings, Inc. Tranche B, term loan:
4% 4/23/19 (e)	19,390	19,027
4% 4/23/19 (e)	9,598	9,418
Vantiv LLC Tranche B, term loan 3.75% 6/13/21 (e)	31,416	31,259
WP Mustang Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/29/21 (e)	22,309	22,337
		1,416,481
Telecommunications - 5.6%
Altice Financing SA Tranche B, term loan 5.5% 6/24/19 (e)	159,858	160,458
Crown Castle Operating Co. Tranche B 2LN, term loan 3% 1/31/21 (e)	89,773	88,987
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.75% 3/31/17 (e)	9,000	8,955
Tranche D-2, term loan 3.75% 3/31/19 (e)	23,560	23,148
DigitalGlobe, Inc. Tranche B, term loan 3.75% 1/31/20 (e)	14,391	14,283
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (e)	18,230	18,321
FPL FiberNet, LLC. Tranche A, term loan 3.4841% 7/22/19 (e)	20,000	20,000
Genesys Telecom Holdings U.S., Inc. Tranche B, term loan 4.5% 2/8/20 (e)	24,687	23,915
Bank Loan Obligations (f) - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Integra Telecom Holdings, Inc. Tranche B, term loan 5.25% 2/22/19 (e)	$ 12,805	$ 12,758
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (e)	132,070	130,921
Level 3 Financing, Inc.:
Tranche B 3LN, term loan 4% 8/1/19 (e)	13,330	13,263
Tranche B 4LN, term loan 4% 1/15/20 (e)	73,000	72,635
Tranche B 5LN, term loan 4.5% 1/31/22 (e)	24,000	24,091
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/11/21 (e)	3,868	3,839
Tranche B 1LN, term loan 4% 4/11/20 (e)	33,247	32,749
SBA Senior Finance II, LLC term loan 3.25% 3/24/21 (e)	34,913	34,302
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 9% 4/30/21 (e)	4,635	4,572
Tranche B 1LN, term loan 4.75% 4/30/20 (e)	39,962	39,463
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (e)	14,963	14,814
Telesat Holding, Inc. Tranche B, term loan 3.5% 3/28/19 (e)	63,963	63,483
Windstream Corp. Tranche B 4LN, term loan 3.5% 1/23/20 (e)	19,463	19,293
		824,250
Textiles & Apparel - 0.3%
Party City Holdings, Inc. Tranche B LN, term loan 4% 7/27/19 (e)	44,965	44,002
TOTAL BANK LOAN OBLIGATIONS (Cost $13,050,387)		12,918,111
Nonconvertible Bonds - 6.7%

Automotive - 0.3%
General Motors Acceptance Corp. 2.4336% 12/1/14 (e)	40,000	39,880
Banks & Thrifts - 1.1%
Ally Financial, Inc.:
2.9108% 7/18/16 (e)	75,000	75,915
3.125% 1/15/16	4,000	4,050
4.625% 6/26/15	4,000	4,082
GMAC LLC 2.4336% 12/1/14 (e)	70,187	70,228
		154,275
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Broadcasting - 0.2%
AMC Networks, Inc. 4.75% 12/15/22	$ 6,600	$ 6,551
Clear Channel Communications, Inc. 9% 12/15/19	8,677	8,769
Starz LLC/Starz Finance Corp. 5% 9/15/19	9,000	9,270
Univision Communications, Inc. 6.75% 9/15/22 (d)	5,368	5,958
		30,548
Building Materials - 0.1%
CEMEX S.A.B. de CV 4.9806% 10/15/18 (d)(e)	10,000	10,345
Cable TV - 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	17,022
5.25% 3/15/21	13,070	13,233
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	10,815	11,275
Lynx I Corp. 5.375% 4/15/21 (d)	5,000	5,188
Numericable Group SA 4.875% 5/15/19 (d)	27,120	27,052
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,880
		75,650
Capital Goods - 0.0%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (d)	3,000	3,105
Chemicals - 0.0%
Nufarm Australia Ltd. 6.375% 10/15/19 (d)	5,000	5,025
Containers - 0.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 3.2341% 12/15/19 (d)(e)	42,330	41,378
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	58,325	60,658
7.125% 4/15/19	5,000	5,194
		107,230
Diversified Financial Services - 0.7%
CIT Group, Inc.:
4.75% 2/15/15 (d)	14,000	14,105
5% 5/15/17	7,000	7,333
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.5% 3/15/17	18,720	18,626
4.875% 3/15/19	15,000	15,263
International Lease Finance Corp.:
2.1841% 6/15/16 (e)	29,485	29,374
3.875% 4/15/18	7,000	7,022
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Diversified Financial Services - continued
International Lease Finance Corp.: - continued
4.875% 4/1/15	$ 4,000	$ 4,047
6.25% 5/15/19	10,000	10,938
		106,708
Diversified Media - 0.1%
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5% 11/15/22	5,130	5,284
Series B, 6.5% 11/15/22	13,870	14,355
		19,639
Electric Utilities - 0.3%
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 12.25% 3/1/22 (c)(d)	11,000	13,090
NRG Energy, Inc. 6.625% 3/15/23	4,000	4,220
The AES Corp. 3.2336% 6/1/19 (e)	21,435	21,321
		38,631
Energy - 0.7%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	7,000	7,315
American Energy-Permian Basin LLC/ AEPB Finance Corp. 6.7413% 8/1/19 (d)(e)	35,000	30,975
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% 8/1/23	3,000	3,113
6.625% 10/1/20	5,645	5,984
Chesapeake Energy Corp. 3.4806% 4/15/19 (e)	29,720	29,741
Citgo Petroleum Corp. 6.25% 8/15/22 (d)	10,000	10,175
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	4,000	4,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22	4,492	4,829
Western Refining, Inc. 6.25% 4/1/21	5,305	5,332
		101,664
Entertainment/Film - 0.0%
Cinemark U.S.A., Inc. 5.125% 12/15/22	3,185	3,185
Food/Beverage/Tobacco - 0.0%
ESAL GmbH 6.25% 2/5/23 (d)	4,000	4,080
Gaming - 0.1%
MCE Finance Ltd. 5% 2/15/21 (d)	10,000	9,850
Healthcare - 0.4%
Community Health Systems, Inc. 5.125% 8/15/18	10,755	11,185
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	$ 8,235	$ 8,729
HCA Holdings, Inc. 3.75% 3/15/19	25,000	25,063
Tenet Healthcare Corp. 4.75% 6/1/20	8,680	8,875
		53,852
Homebuilders/Real Estate - 0.1%
CBRE Group, Inc. 5% 3/15/23	17,990	18,350
Leisure - 0.0%
Six Flags Entertainment Corp. 5.25% 1/15/21 (d)	4,000	4,020
Metals/Mining - 0.0%
Peabody Energy Corp. 6% 11/15/18	5,000	4,838
Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (d)	9,850	9,481
Services - 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.9836% 12/1/17 (e)	14,410	14,429
TransUnion Holding Co., Inc. 9.625% 6/15/18 pay-in-kind (e)	3,000	3,098
		17,527
Technology - 0.4%
Brocade Communications Systems, Inc. 4.625% 1/15/23	7,235	7,054
First Data Corp. 6.75% 11/1/20 (d)	25,460	27,242
NXP BV/NXP Funding LLC:
5.75% 2/15/21 (d)	14,760	15,572
5.75% 3/15/23 (d)	5,000	5,288
		55,156
Telecommunications - 0.8%
Altice Financing SA:
6.5% 1/15/22 (d)	7,240	7,439
7.875% 12/15/19 (d)	4,000	4,265
Columbus International, Inc. 7.375% 3/30/21 (d)	14,535	15,407
DigitalGlobe, Inc. 5.25% 2/1/21 (d)	3,905	3,798
Intelsat Jackson Holdings SA 6.625% 12/15/22 (Reg. S)	20,000	21,050
Level 3 Financing, Inc. 3.8229% 1/15/18 (d)(e)	15,000	15,038
Sprint Capital Corp.:
6.875% 11/15/28	4,000	3,890
6.9% 5/1/19	5,000	5,300
Sprint Communications, Inc.:
6% 11/15/22	30,000	29,925
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Sprint Communications, Inc.: - continued
9% 11/15/18 (d)	$ 3,000	$ 3,529
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	3,000	3,092
		112,733
TOTAL NONCONVERTIBLE BONDS (Cost $970,187)		985,772
Common Stocks - 0.2%
	Shares
Broadcasting - 0.0%
Cumulus Media, Inc. Class A (a)	229,315	885
ION Media Networks, Inc. (a)	2,842	2,014
		2,899
Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,943	22,536
Electric Utilities - 0.0%
Calpine Corp. (a)	20,715	473
Homebuilders/Real Estate - 0.0%
Newhall Holding Co. LLC Class A (a)	289,870	617
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (a)	48,650	1,678
Paper - 0.0%
White Birch Cayman Holdings Ltd. (a)	12,570	0
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (a)(i)	13,699	21
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	34,287	569
TOTAL COMMON STOCKS (Cost $16,121)		28,793
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a) (Cost $0)	1,888,944	0
Money Market Funds - 4.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b) (Cost $581,719)	581,718,991	$ 581,719
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $14,618,414)		14,514,395
NET OTHER ASSETS (LIABILITIES) - 0.8%		110,911
NET ASSETS - 100%		$ 14,625,306
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $305,772,000 or 2.1% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g) The coupon rate will be determined upon settlement of the loan after period end.

(h) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $44,153,000 and $43,122,000, respectively.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$ 26
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,200
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,598	$ 885	$ -	$ 3,713
Financials	617	-	-	617
Materials	22,536	22,536	-	-
Telecommunication Services	569	569	-	-
Utilities	473	473	-	-
Bank Loan Obligations	12,918,111	-	12,850,315	67,796
Corporate Bonds	985,772	-	985,772	-
Other	-	-	-	-
Money Market Funds	581,719	581,719	-	-
Total Investments in Securities:	$ 14,514,395	$ 606,182	$ 13,836,087	$ 72,126
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.3%
Luxembourg	3.1%
Australia	2.5%
Netherlands	2.0%
United Kingdom	1.1%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $14,036,695)	$ 13,932,676
Fidelity Central Funds (cost $581,719)	581,719
Total Investments (cost $14,618,414)		$ 14,514,395
Cash		62,292
Receivable for investments sold		137,394
Receivable for fund shares sold		9,748
Interest receivable		58,716
Distributions receivable from Fidelity Central Funds		56
Prepaid expenses		49
Other receivables		1
Total assets		14,782,651

Liabilities
Payable for investments purchased	$ 109,248
Payable for fund shares redeemed	28,093
Distributions payable	10,158
Accrued management fee	6,908
Distribution and service plan fees payable	1,014
Other affiliated payables	1,795
Other payables and accrued expenses	129
Total liabilities		157,345

Net Assets		$ 14,625,306
Net Assets consist of:
Paid in capital		$ 14,631,284
Undistributed net investment income		67,963
Accumulated undistributed net realized gain (loss) on investments		30,078
Net unrealized appreciation (depreciation) on investments		(104,019)
Net Assets		$ 14,625,306

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,184,766 ÷ 120,281 shares)	$ 9.85

Maximum offering price per share (100/97.25 of $9.85)	$ 10.13
Class T: Net Asset Value and redemption price per share ($239,565 ÷ 24,357 shares)	$ 9.84

Maximum offering price per share (100/97.25 of $9.84)	$ 10.12
Class B: Net Asset Value and offering price per share ($16,933 ÷ 1,722 shares)A	$ 9.83

Class C: Net Asset Value and offering price per share ($834,841 ÷ 84,775 shares)A	$ 9.85

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($9,032,392 ÷ 918,257 shares)	$ 9.84

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,316,809 ÷ 337,463 shares)	$ 9.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 1,907
Interest		656,802
Income from Fidelity Central Funds		1,200
Total income		659,909

Expenses
Management fee	$ 89,463
Transfer agent fees	20,662
Distribution and service plan fees	13,935
Accounting fees and expenses	1,815
Custodian fees and expenses	194
Independent trustees' compensation	66
Registration fees	448
Audit	173
Legal	53
Miscellaneous	115
Total expenses before reductions	126,924
Expense reductions	(59)	126,865
Net investment income (loss)		533,044
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		33,692
Change in net unrealized appreciation (depreciation) on investment securities		(219,514)
Net gain (loss)		(185,822)
Net increase (decrease) in net assets resulting from operations		$ 347,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 533,044	$ 410,895
Net realized gain (loss)	33,692	72,218
Change in net unrealized appreciation (depreciation)	(219,514)	9,078
Net increase (decrease) in net assets resulting from operations	347,222	492,191
Distributions to shareholders from net investment income	(519,702)	(375,589)
Distributions to shareholders from net realized gain	(57,139)	(52,959)
Total distributions	(576,841)	(428,548)
Share transactions - net increase (decrease)	(610,631)	4,793,436
Redemption fees	671	916
Total increase (decrease) in net assets	(839,579)	4,857,995

Net Assets
Beginning of period	15,464,885	10,606,890
End of period (including undistributed net investment income of $67,963 and undistributed net investment income of $122,241, respectively)	$ 14,625,306	$ 15,464,885

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.99	$ 9.94	$ 9.73	$ 9.79	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.317	.310	.340	.317	.391
Net realized and unrealized gain (loss)	(.114)	.070	.195	(.080)	.425
Total from investment operations	.203	.380	.535	.237	.816
Distributions from net investment income	(.307)	(.282)	(.325)	(.298)	(.287)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.343)	(.331)	(.325)	(.298)	(.337)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.85	$ 9.99	$ 9.94	$ 9.73	$ 9.79
Total ReturnA, B	2.05%	3.89%	5.60%	2.46%	8.96%
Ratios to Average Net Assets D, F
Expenses before reductions	.98%	.99%	.99%	1.00%	1.03%
Expenses net of fee waivers, if any	.98%	.99%	.99%	1.00%	1.03%
Expenses net of all reductions	.98%	.99%	.99%	1.00%	1.03%
Net investment income (loss)	3.17%	3.11%	3.47%	3.25%	4.11%
Supplemental Data
Net assets, end of period (in millions)	$ 1,185	$ 1,681	$ 1,305	$ 1,587	$ 1,064
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 9.93	$ 9.72	$ 9.77	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.306	.299	.330	.312	.391
Net realized and unrealized gain (loss)	(.112)	.071	.195	(.070)	.416
Total from investment operations	.194	.370	.525	.242	.807
Distributions from net investment income	(.298)	(.272)	(.315)	(.293)	(.288)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.334)	(.321)	(.315)	(.293)	(.338)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.84	$ 9.98	$ 9.93	$ 9.72	$ 9.77
Total ReturnA, B	1.96%	3.79%	5.50%	2.51%	8.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.07%	1.09%	1.09%	1.05%	1.02%
Expenses net of fee waivers, if any	1.07%	1.09%	1.09%	1.05%	1.02%
Expenses net of all reductions	1.07%	1.09%	1.09%	1.05%	1.02%
Net investment income (loss)	3.08%	3.01%	3.37%	3.19%	4.12%
Supplemental Data
Net assets, end of period (in millions)	$ 240	$ 272	$ 241	$ 271	$ 242
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 9.93	$ 9.72	$ 9.77	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.264	.256	.288	.266	.341
Net realized and unrealized gain (loss)	(.123)	.071	.195	(.070)	.416
Total from investment operations	.141	.327	.483	.196	.757
Distributions from net investment income	(.255)	(.229)	(.273)	(.247)	(.238)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.291)	(.278)	(.273)	(.247)	(.288)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.83	$ 9.98	$ 9.93	$ 9.72	$ 9.77
Total ReturnA, B	1.42%	3.35%	5.05%	2.03%	8.30%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.52%	1.52%	1.52%	1.55%
Expenses net of fee waivers, if any	1.50%	1.52%	1.52%	1.52%	1.55%
Expenses net of all reductions	1.50%	1.52%	1.52%	1.52%	1.55%
Net investment income (loss)	2.64%	2.58%	2.94%	2.72%	3.59%
Supplemental Data
Net assets, end of period (in millions)	$ 17	$ 23	$ 24	$ 32	$ 43
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.99	$ 9.94	$ 9.73	$ 9.78	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.241	.235	.267	.244	.321
Net realized and unrealized gain (loss)	(.113)	.070	.195	(.070)	.415
Total from investment operations	.128	.305	.462	.174	.736
Distributions from net investment income	(.232)	(.207)	(.252)	(.225)	(.217)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.268)	(.256)	(.252)	(.225)	(.267)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 9.85	$ 9.99	$ 9.94	$ 9.73	$ 9.78
Total ReturnA, B	1.29%	3.11%	4.81%	1.80%	8.05%
Ratios to Average Net Assets D, F
Expenses before reductions	1.73%	1.74%	1.74%	1.74%	1.76%
Expenses net of fee waivers, if any	1.73%	1.74%	1.74%	1.74%	1.76%
Expenses net of all reductions	1.73%	1.74%	1.74%	1.74%	1.76%
Net investment income (loss)	2.41%	2.35%	2.72%	2.50%	3.38%
Supplemental Data
Net assets, end of period (in millions)	$ 835	$ 960	$ 806	$ 852	$ 622
Portfolio turnover rateE	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 9.93	$ 9.72	$ 9.77	$ 9.30
Income from Investment Operations
Net investment income (loss) B	.344	.337	.368	.345	.418
Net realized and unrealized gain (loss)	(.113)	.071	.195	(.070)	.417
Total from investment operations	.231	.408	.563	.275	.835
Distributions from net investment income	(.335)	(.310)	(.353)	(.326)	(.316)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.371)	(.359)	(.353)	(.326)	(.366)
Redemption fees added to paid in capital B	- F	.001	- F	.001	.001
Net asset value, end of period	$ 9.84	$ 9.98	$ 9.93	$ 9.72	$ 9.77
Total ReturnA	2.34%	4.19%	5.91%	2.86%	9.18%
Ratios to Average Net Assets C, E
Expenses before reductions	.69%	.70%	.71%	.71%	.73%
Expenses net of fee waivers, if any	.69%	.70%	.71%	.71%	.73%
Expenses net of all reductions	.69%	.70%	.71%	.71%	.73%
Net investment income (loss)	3.45%	3.39%	3.75%	3.53%	4.41%
Supplemental Data
Net assets, end of period (in millions)	$ 9,032	$ 8,882	$ 5,720	$ 5,399	$ 3,566
Portfolio turnover rateD	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 9.92	$ 9.71	$ 9.77	$ 9.29
Income from Investment Operations
Net investment income (loss) B	.339	.332	.363	.341	.415
Net realized and unrealized gain (loss)	(.113)	.071	.196	(.079)	.427
Total from investment operations	.226	.403	.559	.262	.842
Distributions from net investment income	(.330)	(.305)	(.349)	(.323)	(.313)
Distributions from net realized gain	(.036)	(.049)	-	-	(.050)
Total distributions	(.366)	(.354)	(.349)	(.323)	(.363)
Redemption fees added to paid in capital B	- F	.001	- F	.001	.001
Net asset value, end of period	$ 9.83	$ 9.97	$ 9.92	$ 9.71	$ 9.77
Total ReturnA	2.29%	4.15%	5.87%	2.72%	9.27%
Ratios to Average Net Assets C, E
Expenses before reductions	.74%	.75%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.74%	.75%	.75%	.75%	.76%
Expenses net of all reductions	.74%	.75%	.75%	.75%	.76%
Net investment income (loss)	3.40%	3.34%	3.71%	3.50%	4.38%
Supplemental Data
Net assets, end of period (in millions)	$ 3,317	$ 3,646	$ 2,510	$ 1,992	$ 1,138
Portfolio turnover rateD	54%	62%	49%	54%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 113,253
Gross unrealized depreciation	(175,816)
Net unrealized appreciation (depreciation) on securities	$ (62,563)

Tax Cost	$ 14,576,958

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,256
Undistributed long-term capital gain	$ 30,329
Net unrealized appreciation (depreciation) on securities and other investments	$ (62,562)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 576,841	$ 428,548

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

Purchases and Sales of Investments. Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $8,114,227 and $8,057,054, respectively.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,857	$ 158
Class T	-%	.25%	659	2
Class B	.55%	.15%	142	112
Class C	.75%	.25%	9,277	1,498
			$ 13,935	$ 1,770

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 3.50% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 79
Class T	12
Class B*	22
Class C*	104
$ 217

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 2,252.15
Class T	626.24
Class B	45.22
Class C	1,372.15
Fidelity Floating Rate High Income Fund	10,472.11
Institutional Class	5,895.16
	$ 20,662

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $53.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $6.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 47,339	$ 41,401
Class T	7,875	7,141
Class B	519	529
Class C	21,575	18,030
Fidelity Floating Rate High Income Fund	321,211	214,851
Institutional Class	121,183	93,637
Total	$ 519,702	$ 375,589
From net realized gain
Class A	$ 6,085	$ 6,467
Class T	983	1,176
Class B	81	117
Class C	3,472	3,997
Fidelity Floating Rate High Income Fund	33,019	28,516
Institutional Class	13,499	12,686
Total	$ 57,139	$ 52,959

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	32,788	75,563	$ 327,152	$ 753,535
Reinvestment of distributions	4,526	3,658	45,087	36,455
Shares redeemed	(85,268)	(42,208)	(849,518)	(421,018)
Net increase (decrease)	(47,954)	37,013	$ (477,279)	$ 368,972
Class T
Shares sold	3,546	10,009	$ 35,348	$ 99,597
Reinvestment of distributions	806	727	8,018	7,232
Shares redeemed	(7,285)	(7,688)	(72,473)	(76,547)
Net increase (decrease)	(2,933)	3,048	$ (29,107)	$ 30,282
Class B
Shares sold	199	663	$ 1,993	$ 6,596
Reinvestment of distributions	50	50	494	495
Shares redeemed	(838)	(851)	(8,343)	(8,474)
Net increase (decrease)	(589)	(138)	$ (5,856)	$ (1,383)

Annual Report

8. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class C
Shares sold	12,315	30,392	$ 122,843	$ 303,076
Reinvestment of distributions	1,906	1,609	18,981	16,022
Shares redeemed	(25,513)	(17,011)	(254,028)	(169,644)
Net increase (decrease)	(11,292)	14,990	$ (112,204)	$ 149,454
Fidelity Floating Rate High Income Fund
Shares sold	320,632	483,346	$ 3,194,510	$ 4,812,772
Reinvestment of distributions	29,181	20,114	290,182	200,158
Shares redeemed	(321,413)	(189,555)	(3,193,979)	(1,887,500)
Net increase (decrease)	28,400	313,905	$ 290,713	$ 3,125,430
Institutional Class
Shares sold	123,632	203,411	$ 1,230,573	$ 2,024,367
Reinvestment of distributions	7,408	5,909	73,620	58,759
Shares redeemed	(159,132)	(96,688)	(1,581,091)	(962,445)
Net increase (decrease)	(28,092)	112,632	$ (276,898)	$ 1,120,681

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Floating Rate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/08/14	12/08/14	$0.04

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $30,329,073, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $349,385,772 of distributions paid during the period January 1, 2014 to October 1, 2014 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Institutional Class, and the retail class ranked below its competitive median for 2013, the total expense ratio of Class C ranked equal to its competitive median for 2013, and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AFRI-UANN-1214
1.784742.111

Item 2. Code of Ethics

As of the end of the period, October 31, 2014, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund, Fidelity Advisor High Income Fund, and Fidelity Advisor Value Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$140,000	$-	$5,800	$3,900
Fidelity Advisor High Income Advantage Fund	$65,000	$-	$6,100	$1,000
Fidelity Advisor High Income Fund	$55,000	$-	$5,800	$800
Fidelity Advisor Value Fund	$42,000	$-	$6,100	$600

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$141,000	$-	$5,800	$2,700
Fidelity Advisor High Income Advantage Fund	$65,000	$-	$5,900	$800
Fidelity Advisor High Income Fund	$56,000	$-	$5,800	$700
Fidelity Advisor Value Fund	$43,000	$-	$5,900	$500

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2014A	October 31, 2013A
Audit-Related Fees	$150,000	$1,010,000
Tax Fees	$-	$-
All Other Fees	$590,000	$800,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2014 A	October 31, 2013 A
Deloitte Entities	$1,855,000	$1,950,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2014
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 26, 2014